UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2022

Contents

T H E F U N D S

F O R M O R E I N F O R M AT I O N

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2021, through August 31, 2022, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of −12.73%, and Investor shares produced a total return of −12.93%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of −11.22% for the same period.2

Large-cap stocks lost ground over the reporting period as investors took note of rising inflation, higher interest rates and slowing economic growth. The fund lagged the Index primarily due to unfavorable contributions from three underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after-tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy—all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by the fund’s investment adviser or its affiliates, referred to as underlying funds.

BNY Mellon Investment Adviser, Inc. has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, as well as the target allocations and ranges when the investment adviser deems it appropriate.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns, in response to a reemergence of the pandemic, continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Growth-Oriented Performance Hurt Fund Returns

The fund’s relative return was hindered primarily by the performance of three of the six underlying strategies. The fund’s returns were hampered mostly by the performance of the growth-oriented category, which lagged its benchmark, the Russell 1000® Growth Index. Relative returns in this category were hampered by the lagging returns of the underlying fund and by an overweight position in this category. The large-cap core category also detracted from performance. Both underlying funds, Focused Equity Strategy and the U.S. Large Cap Equity Strategy, lagged their benchmarks.

On the other hand, performance in the value category contributed positively to relative returns. The primary contributor was The Dynamic Large Cap Value Strategy, which significantly exceeded its benchmark. The Income Stock Strategy also added to performance. Though it slightly lagged its benchmark, the positive absolute return outpaced the overall Index. The Large Cap Tax-Sensitive Strategy also added to relative returns.

An Uncertain Outlook

We expect economic growth to continue slowing, particularly in Europe and China, but that the U.S. will remain the global leader. Headline inflation has likely peaked, and we expect it to decrease in the coming months, driven by easing supply chains and lower prices for goods and commodities. However, inflation is now broad-based and is likely to become stickier. Rising prices have shifted from goods into services, and into wages and housing, which take longer to adjust. The risk is that inflation could back off but remain at stubbornly elevated levels.

Given the deep sell-off and historically depressed sentiment, the risk/reward in equities has improved for long-term investors. In the near term, we expect further equity weakness and a range-bound market, driven by earnings downgrades reflecting continued pressure on profit margins from slowing growth, elevated inflation and higher interest rates. We need further evidence that core inflation pressures have cooled before we’ll be convinced the Fed can pivot, and we need to see earnings adjust lower before we become more confident a market bottom has been reached. We expect volatility to continue and uncertainty to remain elevated.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2021, through August 31, 2022, as provided by John C. Bailer, Brian C. Ferguson, David S. Intoppa and Keith Howell, Portfolio Managers at Newton Investment Management North America, LLC (Newton), sub-adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Income Stock Fund’s (the “fund”) Class M shares produced a total return of 4.22%, Investor shares produced a total return of 3.87%, Class A shares produced a total return of 3.85%, Class C shares produced a total return of 3.03%, Class I shares produced a total return of 4.13% and Class Y shares produced a total return of 4.21%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 4.45% for the same period.2

Income-oriented stocks performed modestly despite declines in the broader market. The fund underperformed the Index, which skews toward higher-yielding, mid-cap companies, due to unfavorable asset allocation and security selection.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns, in response to a reemergence of the pandemic, continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Performance Hindered by Unfavorable Allocation and Stock Selection

The fund’s underperformance versus the Index was driven primarily by sector allocation and stock selection decisions. The primary detractor was the fund’s underweight position in the utilities sector. Although the fund had a substantial position in utilities (8.9% on average over the period), this sector makes up an outsized portion of the Index (27% on average over the period), primarily because the Index is focused on stocks with higher dividend yields. The other primary detractor was stock selection in the financial sector, especially in the banking industry. Shares of JP Morgan Chase & Co. and other large banks that are sensitive to capital markets performed poorly. In addition, as interest rates have risen, these large banks, which are required to undergo stress tests, are required to set aside more capital, which also hurt performance. Another leading detractor were stock selections in the consumer discretionary sector. Shares of International Gaming Technology performed poorly due in part to the company’s exposure to the European economy. In addition, shares of General Motors also detracted from performance. The company’s results were hurt by supply-chain disruptions.

On a more positive note, an overweight position in the energy sector contributed positively to relative returns. Stock selections in this sector and also in the utilities and materials sectors contributed positively. In the energy sector, the fund’s position in Devon Energy performed well. The company’s fixed-plus-variable dividend policy, announced last year, has increased its dividend payout, attracting investors. Shares of EQT, a leading producer of natural gas, also contributed positively to performance. The company has benefited from higher natural gas prices. In the utilities sector, shares of Constellation Energy, a spin-off from Exelon, a power company, added to returns. Constellation Energy is a leading producer of nuclear power in the U.S., and nuclear received subsidies in the recently passed Inflation Reduction Act. In the materials sector, a position in CF Industries, a fertilizer manufacturer, also contributed positively. The company has gained from higher fertilizer prices and from natural gas prices that are lower in the U.S. than in other markets.

Inflation, Higher Interest Rates and Slower Growth Expected

We believe that inflation and interest rates are likely to remain elevated in the near term, and we have positioned the fund accordingly. The fund’s position in companies that benefit from higher inflation and interest rates, such as those in the energy sector and in the insurance industry, respectively, are likely to perform well. We also anticipate that the economy will slow, and we believe that companies with value characteristics, including dividend payments and healthy cash flows, will perform better than other parts of the market. We continue to focus on avoiding “value traps” by looking for companies with strong momentum and healthy fundamentals.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, for Class A, Class C, Class I and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. The securities discussed should not be considered recommendations to buy or sell a particular security.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Mid Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of −17.82%, and Investor shares produced a total return of −18.00%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of −14.82% for the reporting period.2 The Russell Midcap® Growth Index and Russell Midcap® Value Index, the fund’s secondary benchmarks, produced total returns of −26.69% and −7.80%, respectively, for the same period.3,4

Mid-cap stocks lost ground over the reporting period as investors took note of rising inflation, higher interest rates and a slowing economy. The fund lagged the Index due to underperformance by the growth-oriented category.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. and affiliated and unaffiliated sub-advisers that invest primarily in equity securities issued by mid-cap companies. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns, in response to a reemergence of the pandemic, continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Growth-Oriented Strategy Lagged

The fund’s relative performance was hindered primarily by lagging returns in the mid-cap, growth-oriented category, which lagged the overall Index. The primary detractor was the Mid Cap Growth Strategy, which also lagged the category benchmark. An overweight to the growth category also hindered the fund’s relative returns.

On the other hand, three underlying funds made positive contributions. The value-oriented category was the leading contributor. In this category, the Opportunistic Mid Cap Value Strategy performed well, beating the category benchmark as well as the overall Index. In addition, the Robeco Mid Cap Value Strategy also exceeded its benchmark and the overall Index. The Mid Cap Tax-Sensitive Core Strategy contributed positively to performance as well, as did the Geneva Mid Cap Growth Strategy, which outperformed the Russell Mid Cap Growth benchmark.

An Uncertain Outlook

We expect economic growth to continue slowing, particularly in Europe and China, but that the U.S. will remain the global leader. Headline inflation has likely peaked, and we expect it to decrease in the coming months, driven by easing supply chains and lower prices for goods and commodities. However, inflation is now broad-based and is likely to become stickier. Rising prices have shifted from goods into services, and into wages and housing, which take longer to adjust. The risk is that inflation could back off but remain at stubbornly elevated levels.

Given the deep sell-off and historically depressed sentiment, the risk/reward in equities has improved for long-term investors. In the near term, we expect further equity weakness and a range-bound market, driven by earnings downgrades reflecting continued pressure on profit margins from slowing growth, elevated inflation and higher interest rates. We need further evidence that core inflation pressures have cooled before we’ll be convinced the Fed can pivot, and we need to see earnings adjust lower before we become more confident a market bottom has been reached. We expect volatility to continue and uncertainty to remain elevated. Diversification across asset classes may position the fund for a wide range of possible outcomes and help mitigate risk against increased volatility.

September 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2021, through August 31, 2022, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Small Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of −14.23%, and Investor shares produced a total return of −14.40%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of −17.88% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of −25.26% and −10.18%, respectively, for the same period.3,4

Small-cap stocks lost ground over the reporting period as investors took note of rising inflation, higher interest rates and a slowing economy. The fund outperformed the Index due to positive contributions from two out of three of the fund’s underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. and its affiliates that invest primarily in equity securities issued by small-cap companies. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns, in response to a reemergence of the pandemic, continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Value-Oriented Strategy Drove Relative Returns

The primary positive contributor to the fund’s returns versus the Index was the value-oriented category. The category outperformed the overall Index (the Russell 2000® Index), and the underlying strategy in this category outperformed the Russell 2000® Value Index (a secondary benchmark). In addition, a large overweight to this strategy also added to performance. A relatively strong performance by the underlying Opportunistic Small Cap Strategy benefited relative returns as well.

On the other hand, the weakest performance came in the Small Cap Growth category. The underlying fund in this category slightly beat the Russell 2000® Growth Index but lagged the overall Index. In addition, the slight overweight to this category produced a drag on the fund’s overall relative return.

An Uncertain Outlook

We expect economic growth to continue slowing, particularly in Europe and China, but that the U.S. will remain the global leader. Headline inflation has likely peaked, and we expect it to decrease in the coming months, driven by easing supply chains and lower prices for goods and commodities. However, inflation is now broad-based and is likely to become stickier. Rising prices have shifted from goods into services, and into wages and housing, which take longer to adjust. The risk is that inflation could back off but remain at stubbornly elevated levels.

Given the deep sell-off and historically depressed sentiment, the risk/reward in equities has improved for long-term investors. In the near term, we expect further equity weakness and a range-bound market, driven by earnings downgrades reflecting continued pressure on profit margins from slowing growth, elevated inflation and higher interest rates. We need further evidence that core inflation pressures have cooled before we’ll be convinced the Fed can pivot, and we need to see earnings adjust lower before we become more confident a market bottom has been reached. We expect volatility to continue and uncertainty to remain elevated. Diversification across asset classes may position the fund for a wide range of possible outcomes and help mitigate risk against increased volatility.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Donald Sauber and Thomas Lee, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Focused Equity Opportunities Fund’s (the “fund”) Class M shares produced a total return of −16.85%, and Investor shares produced a total return of −17.07%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of −11.22% for the same period.2

Equities generally lost ground during the period under pressure from increasing inflationary pressures, rising interest rates, slowing economic growth and heightened geopolitical tensions. The fund underperformed the Index for the period, largely due to the underperformance of high-quality, growth-oriented stocks.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNY Mellon Investment Adviser, Inc. to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio managers monitor sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio managers adjusts exposure limits, as necessary.

Inflation and Slowing Economic Growth Pressure Risk Assets

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The U.S. Federal Reserve (the “Fed”), which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the fed funds rate by ..25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades.

Stock prices declined under pressure from increasingly risk-off sentiment, with growth stocks underperforming value-oriented shares. Several factors drove the market’s rotation away from growth-oriented shares, particularly in information technology and, to a lesser degree, consumer discretionary. These factors included the unprecedented rate of financial tightening by the Fed, driving interest rates higher and undermining growth valuations; ongoing supply-chain problems caused by the COVID-19 pandemic; Chinese-imposed trading sanctions affecting U.S. companies and Chinese internal regulatory crackdowns on China-based multinational technology companies; and disruptions to global energy and food chains related to Russia’s invasion of Ukraine. Despite these pressures, risk-on sentiment gained ground in the closing weeks of the reporting period over hopes that slowing economic growth might soon prompt the Fed to ease the pace of monetary tightening. Over the entire reporting period, energy stocks generated the strongest performance in the Index by far on rising petroleum and natural gas prices, followed by mildly positive returns from utilities and consumer staples. The most significant detractors from a sector perspective included consumer discretionary, communication services and information technology.

The Fund’s Focus on Growth Stocks Undermines Relative Returns

The fund’s long-term investment strategy focusing on high-quality growth companies undermined performance relative to the Index as growth stocks remained out of favor during most of the reporting period. Risk-off sentiment took a toll on several of the Fund’s semiconductor holdings, including Advanced Micro Devices (AMD), NVIDIA and Lam Research. A slowdown in global e-commerce in the wake of widespread pandemic-related lockdowns also hurt holdings in digital payment stocks, such as Block (formerly known as Square) and PayPal Holdings. In the consumer discretionary sector, notable detractors included shares in vehicle maker General Motors, which declined over worries regarding a possible cyclical downturn, and travel services provider Royal Caribbean Cruises, which sank due to COVID-19 travel restrictions, labor shortages, high interest rates and the company’s heavily leveraged balance sheet.

On the positive side, relative performance benefited from the fund’s exposure to health care, particularly pharmaceutical company AbbVie, which was rewarded for its strong therapeutic drug pipeline, and managed care provider UnitedHealth Group, which benefited in a time of volatility from a profile of delivering reliable earnings and providing a stable outlook. In the financial sector, shares of futures and options exchange company CME Group benefited from high levels of market volatility, which led to increased exchange volumes.

Remaining Focused on the Long Term

Clearly, risks and uncertainties remain embedded in prevailing inflationary trends, the likelihood of central bank tightening and rising geopolitical tensions. However, we expect most of the disruptions that upset markets during the current reporting period will eventually dissipate. Accordingly, we have made few changes to the fund’s long-term strategy, which remains focused on investing in high-quality growth companies. However, we have increased the fund’s exposure to the energy sector, moving to an overweight position. This shift reflects our view that environmental concerns and the impact of ESG (environmental, social and corporate governance) policies have caused a degree of destruction to global fossil fuel production in the face of persistently strong energy demand and inadequate alternatives, likely leading to higher prices for fossil fuels over the next couple of years.

September 15, 2022

1 Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing or legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2021, through August 31, 2022, as provided by portfolio manager, James A. Lydotes, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon International Fund’s (the “fund”) Class M shares produced a total return of −22.39%, and Investor shares produced a total return of −22.57%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of −19.80% for the same period.2

International equity markets largely lost ground as investors took note of rising inflation, higher interest rates, a slowing economy and increased geopolitical risk. The fund underperformed the Index primarily due to unfavorable sector allocations to the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies, organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns in response to a reemergence of the pandemic continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Sector Allocations Hindered Results

The fund’s underperformance versus the Index was due primarily to unfavorable sector allocations. An overweight to the information technology sector was the primary detractor, followed by a modest underweight to the energy sector. Within the information technology sector, the fund’s positions in Fujitsu, a Japanese equipment and services company, and Advantest, a manufacturer of test equipment for the semiconductor industry, were especially detrimental. Shares of Logitech International, a Swiss-American maker of computer peripherals, also were a hindrance. In addition, in the materials sector, our position in HeidelbergCement weighed on performance, as concerns around the cost of natural gas led to investor concerns for the world’s largest aggregates producer (and world’s second-largest cement producer). At the country level, the UK was the leading detractor. A position in WPP, a global advertising firm, lagged as it failed to make gains in Internet advertising versus Google. In addition, shares of Ashtead Group, an equipment rental company, were hurt by a weakening residential housing market.

On a more positive note, shares of Swedish Match, a smokeless tobacco company, performed well due to its acquisition by Philip Morris International, which enabled the fund to exit its position at a premium to the market price. In the consumer discretionary sector, the fund’s position in LVMH, a France-based luxury goods conglomerate, also contributed positively to returns. Selections in the communication services sector were also a tailwind to performance, as certain legacy companies have taken steps to monetize their network infrastructure, including breaking out the financial reporting of their infrastructure operations. Companies that have benefited from these steps include Telstra in Australia and Nippon Telegraph & Telephone in Japan. These moves have helped these shares hold up well in a down market. At the country level, Sweden was the strongest performer for the fund, largely due to the fund’s position in Swedish Match.

Maintaining a Positive Outlook

Inflation remains a concern for stocks globally since it could result in demand destruction. However, we believe these concerns are largely priced into the market already. In addition, although the European Central Bank has lagged in its efforts to stem inflation, it has recently hiked its policy rate, becoming more hawkish. Geopolitical risks also remain a risk, given the war in Ukraine, though Russia appears to be experiencing some setbacks.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2021, through August 31, 2022, as provided by portfolio manager, Julianne McHugh, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Emerging Markets Fund’s (the “fund”) Class M shares produced a total return of −22.31%, and Investor shares produced a total return of −22.52%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of −21.80% for the same period.2

Stocks in emerging markets lost ground as concerns about inflation, higher interest rates, economic growth and geopolitical risk weighed on returns. The fund underperformed the Index, mainly due to positions in the financial sector and in Taiwan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Investor Sentiment, Inflation and Economic Weakness Hinder Markets

While the market remained buoyant early in the reporting period, a shift in sentiment early in 2022 led to steep market declines. Several concerns led to this shift, including rising inflation, tightening monetary policy, China’s “Zero COVID-19” policy, the Ukraine war and weakening economic data.

Inflation data continued to trend upward, reaching a 40-year high in the U.S., before moderating late in the period. Seeking to bring inflation down, the Federal Reserve (the “Fed”) raised the federal funds rate .25% in March 2022, .50% in May 2022 and .75% in both June and July 2022, bringing the target rate to between 2.25% and 2.50%. Most other central banks also raised their policy rates.

China’s intermittent shutdowns, in response to a reemergence of the pandemic, continued to hamper supply chains, which also contributed to rising prices around the globe. Geopolitics weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war exacerbated global inflation.

As the markets digested the winding down of accommodative pandemic-related policies, supply-chain snags and high inflation dampened the growth outlook. Investors noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed is to raise interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness, but fundamentals have also been hindered due to rising input costs and labor shortages in some industries. Although the market rallied late in the period, the Fed’s reiteration in August 2022 of its commitment to fighting inflation weighed on returns at the end of the period.

Performance Hindered by Sector Allocations and Stock Selection

The strategy’s relative performance was driven by unfavorable sector allocations and stock selection. While an underweight position in the financial sector hurt performance, returns were further hindered by a position in Sberbank of Russia, a majority state-owned banking and financial services company. Shares of the Russian company were devastated by sanctions imposed in response to the Ukraine War and by the banning of access to the SWIFT international payments system. Relative returns were also hampered by weak stock selection in the Taiwan market. A position in the Taiwanese e-commerce company momo.com was especially detrimental. Following a strong performance in 2021, shares sold off as investors took profits on the expectation of weaker financial results relative to 2021. Also, the company’s management reduced guidance on profit margins due to a decision to invest more heavily in marketing.

On a more positive note, performance was assisted by strong returns in the energy sector and in China. In the energy sector, the fund’s holdings rose 63%. The primary driver of performance was the position in Petroleo Brasileiro (Petrobras), a Brazilian integrated oil and gas company. The company, which boasts attractive, upstream production growth and strong dividend payments, benefited from higher commodities prices. As a result of this position, Brazil was the fund’s strongest performing country. In addition to our position in Petrobras, the strategy’s position in consumer staples company Minerva also contributed to performance as the meat producer rose over 97% during the period. Stock selection in China, especially in the health care sector, was also a leading driver of performance. Our position in China Resources Sanjiu Medical & Pharmaceuticals, the largest manufacturer of non-prescription drugs in China, was particularly advantageous. Strong underlying over-the-counter demand was augmented by policy announcements during the period that support traditional Chinese medicine development.

Attractive Opportunities in the Energy and Utilities Sectors

We remain focused on stock-level fundamentals when constructing the portfolio, looking for stocks experiencing positive momentum drivers in the form of positive earnings revisions and trends, attractive valuations, and strong quality characteristics. We are finding attractive dynamics in the energy and utilities sectors while remaining cautious on more consumer-facing sectors such as consumer staples. We also are cautiously positioned in the materials sector.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Peter D. Goslin, CFA, and Tao Wang of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon International Equity Income Fund’s (the “fund”) Class M shares produced a total return of −13.65%, and Investor shares produced a total return of −13.88%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of −19.52% for the same period.2

International equities generally lost ground during the period under pressure from increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index for the period, largely due to its emphasis on high-dividend-paying stocks, which were favored by the market.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary, quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked, dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Risk Assets Retreat on Inflationary Pressures

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The U.S. Federal Reserve (the Fed), which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the fed funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. Many other central banks in both developed and emerging markets followed suit, implementing a range of forceful monetary tightening measures designed to combat rising inflation.

Stock prices declined under pressure from increasingly risk-off sentiment, with growth-oriented stocks underperforming value-oriented shares, although risk-on sentiment gained ground in the closing weeks of the reporting period. Within the Index, high-dividend-paying stocks sharply outperformed low-dividend-paying issues, particularly in emerging markets. From a global perspective, emerging markets trailed developed markets. Regarding sectors, energy stocks significantly outperformed on rising petroleum and natural gas prices. The traditional growth-oriented sectors of consumer discretionary and information technology underperformed.

Benefiting from the Investor Preference for Dividend Yield

During a period in which dividend-paying equities were rewarded by the market, the fund captured the outperformance of such stocks in accordance with its benchmark-driven, risk-controlled focus on maximizing dividend-yield exposure. Returns relative to the Index further benefited from good stock selection in energy and information technology, while disappointing selection in materials and real estate detracted. Top performers included oil & gas exploration & production company Canadian National Resources, which rose on soaring energy prices; Czech utility CEZ, which reported better-than-expected earnings and revenues; and UK tobacco producer Imperial Brands, which benefited from investor sentiment in favor of steady, dividend-paying stocks. Notably weak holdings included Finland-based utility Fortum, which suffered from exposure to the Russian market, and UK-based home builder Persimmon, which came under pressure from rising interest rates and a slowdown in home building.

From a country perspective, the fund saw strong returns from positions in the oil-producing states of United Arab Emirates and Qatar, while shares in Russia and Poland lagged. Stock selection proved particularly favorable in Japan and Canada, while selection underperformed in Finland and South Africa. As the period progressed, the fund added to its exposure in Brazil and France, while trimming exposure in Japan and South Korea. Sector changes included increased exposure to industrials and reduced exposure to materials.

Maintaining a Diversified, Dividend-Focused Portfolio

The risks and uncertainties that weighed on equities during the past year appear likely to linger as central banks come to grips with stubbornly persistent inflationary forces, and as geopolitical conflicts continue to flare. In this environment, we believe the fund is well positioned to provide investors with diversified access to international, high-dividend-paying stocks that reflect the geographic, sector and market-capitalization characteristics of the Index. While the fund maintains weightings similar to those of the Index, it does hold modest overweights and underweights in some areas. As of August 31, 2022, sector overweights included energy, financials and utilities, while underweights included materials and consumer discretionary.

Country overweights included Taiwan and New Zealand, with underweights in India, South Korea and Denmark.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Asset Allocation Fund’s (the “fund”) Class M shares produced a total return of −12.62%, and Investor shares produced a total return of −12.85%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of −13.74% for the same period.2

Stocks and bonds generally lost ground during the period under pressure from increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index, driven largely by allocations to large-cap, value-oriented equities and, to a lesser extent, high yield bonds.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Investment Adviser, Inc. Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Inflation and Slowing Economic Growth Pressure Risk Assets

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The U.S. Federal Reserve (the “Fed”), which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the fed funds rate by ..25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades.

Stock prices declined under pressure from increasingly risk-off sentiment, with growth stocks underperforming value-oriented shares. From a global perspective, U.S.-based issues tended to maintain their value better than international equities, while emerging markets trailed developed markets. Bond prices trended lower as well as spreads widened and yields crept higher, with short-term rates rising faster than long-term rates, resulting in the yield curve flattening and eventually inverting. Corporate bonds underperformed government-issued securities and securitized instruments in a flight to safety. Short-duration instruments tended to outperform their longer-duration counterparts, while higher-rated, higher-quality issues tended to outperform lower-rated bonds. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS) performed relatively well, as both asset classes offer a degree of protection from rising interest rates.

Equity and Fixed-Income Allocations Outperform

The largest positive contributor to performance relative to the Index came from the fund’s allocation to large-cap blend equities. The fund’s allocation to mid-cap equities also provided a small boost to relative returns, with other equity styles detracting from relative performance. Manager selection in equities detracted from returns as well, as detailed below. Conversely, among fixed-income allocations, manager selection was the main driver of the fund’s relatively strong performance, with allocation making a slightly positive contribution. High yield provided the top positive contribution, followed by floating-rate income. Investment grade fixed income also enhanced relative performance, driven by the contribution from intermediate bonds.

On the negative side, the fund’s equity allocation to the foreign large-cap blend detracted most significantly, due to both manager selection and asset allocation. The next-most significant underperformance came from the fund’s equity allocation to the small-cap blend, largely due to manager selection. Across equity funds, the negative contribution from manager selection was worst in focused-equity opportunity, which detracted −.55% from relative performance, followed by small-cap growth, which cost −.39%, and research growth at −.36%.

Positioned for a Challenging Environment

The risks and uncertainties that weighed on equities and fixed-income securities during the past 12 months appear likely to linger as central banks come to grips with stubbornly persistent inflationary forces, and as geopolitical conflicts continue to flare. On the positive side, the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession in the United States has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. Internationally, a lessening or cessation of hostilities in Ukraine would clear the way for dramatically improved economic prospects. We continue to position the fund to minimize risks and capture opportunities in this volatile environment.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-12.73%	11.25%	12.21%
Investor shares	-12.93%	10.97%	12.08%
S&P 500® Index	-11.22%	11.82%	13.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)††
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) Dow Jones U.S. Select Dividend™ Index†
38,400
31,150
23,900
16,650
10,000
9,400
Dollars
$31,453 (a)
$31,370 (e)
$30,684 (f)
$30,663 (b)
$29,409 (d)
$29,109 (c)
12
13
14
15
16
17
18
19
20
21
22
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund with a hypothetical investment of $10,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares and Class I shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares and Class I shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Income Stock Fund with a hypothetical investment of $1,000,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares for the period prior to 5/31/16 (the inception date for Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Income Stock Fund on 8/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	4.22%	10.06%	12.14%
Investor shares	7/11/01	3.87%	9.78%	11.86%
Class A shares
with maximum sales charge (5.75%)	5/31/16	-2.09%	8.42%	11.28%††
without sales charge	5/31/16	3.85%	9.72%	11.94%††
Class C shares
with applicable redemption charge†	5/31/16	2.18%	8.86%	11.39%††
without redemption	5/31/16	3.03%	8.86%	11.39%††
Class I shares	5/31/16	4.13%	9.98%	12.11%††
Class Y shares	5/31/16	4.21%	10.04%	12.13%††
Dow Jones U.S. Select Dividend TM Index		4.45%	9.64%	11.86%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares, Class C shares, Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares, Class I shares and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares, Class I shares and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-17.82%	9.00%	11.15%
Investor shares	-18.00%	8.74%	10.88%
Russell Midcap® Index	-14.82%	9.17%	11.61%
Russell Midcap® Value Index	-7.80%	7.49%	10.81%
Russell Midcap® Growth Index	-26.69%	10.16%	12.06%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/12 to a hypothetical investment of $10,000 made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-14.23%	9.06%	11.08%
Investor shares	-14.40%	8.79%	10.80%
Russell 2000® Index	-17.88%	6.95%	10.01%
Russell 2000® Value Index	-10.18%	6.56%	9.49%
Russell 2000® Growth Index	-25.26%	6.69%	10.16%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/12 to a hypothetical investment of $10,000 made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-16.85%	10.62%	13.01%
Investor shares	-17.07%	10.32%	12.71%
S&P 500® Index	-11.22%	11.82%	13.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-22.39%	-.29%	4.43%
Investor shares	-22.57%	-.54%	4.18%
MSCI EAFE Index	-19.80%	1.63%	5.00%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon International Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

17,900
15,650
13,400
11,150
10,000
8,900
Dollars
BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
$13,331
$13,113
$12,787
12
13
14
15
16
17
18
19
20
21
22
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-22.31%	.37%	2.75%
Investor shares	-22.52%	.11%	2.49%
MSCI Emerging Markets Index	-21.80%	.59%	2.92%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

20,000
17,500
15,000
12,500
10,000
Dollars
BNY Mellon International Equity Income Fund (Class M shares)
BNY Mellon International Equity Income Fund (Investor shares)
MSCI ACWI ex USA Index†
$15,499
$13,052
$12,648
12
13
14
15
16
17
18
19
20
21
22
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Equity Income Fund with a hypothetical investment of $10,000 in the MSCI ACWI ex USA Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Year	10 Years
Class M shares	-13.65%	-.30%	2.70%
Investor shares	-13.88%	-.58%	2.38%
MSCI ACWI ex-USA Index	-19.52%	1.67%	4.48%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 08/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund with a hypothetical investment of $10,000 in the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-12.62%	6.28%	7.03%
Investor shares	-12.85%	6.02%	6.77%
Morningstar Moderate Target Risk Index	-13.74%	4.85%	6.22%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2022 to August 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2022

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.06	$4.25	-	-	-	-
Ending value (after expenses)	$895.00	$893.90	-	-	-	-
Annualized expense ratio (%)	.64	.89	-	-	-	-
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.11	$5.34	$5.68	$9.37	$4.45	$4.16
Ending value (after expenses)	$963.40	$961.80	$960.80	$957.30	$962.10	$963.30
Annualized expense ratio (%)	.83	1.08	1.15	1.90	.90	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.29	$5.47	-	-	-	-
Ending value (after expenses)	$889.00	$888.20	-	-	-	-
Annualized expense ratio (%)	.90	1.15	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.93	$6.13	-	-	-	-
Ending value (after expenses)	$915.70	$915.00	-	-	-	-
Annualized expense ratio (%)	1.02	1.27	-	-	-	-
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.18	$5.35	-	-	-	-
Ending value (after expenses)	$862.40	$861.00	-	-	-	-
Annualized expense ratio (%)	.89	1.14	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$4.84	$5.98	-	-	-	-
Ending value (after expenses)	$827.00	$826.00	-	-	-	-
Annualized expense ratio (%)	1.05	1.30	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.75	$7.91	-	-	-	-
Ending value (after expenses)	$848.00	$846.70	-	-	-	-
Annualized expense ratio (%)	1.45	1.70	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.00	$7.18	-	-	-	-
Ending value (after expenses)	$874.20	$872.80	-	-	-	-
Annualized expense ratio (%)	1.27	1.52	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.12	$3.32	-	-	-	-
Ending value (after expenses)	$910.20	$909.10	-	-	-	-
Annualized expense ratio (%)	.44	.69	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2022

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.26	$4.53	-	-	-	-
Ending value (after expenses)	$1,021.98	$1,020.72	-	-	-	-
Annualized expense ratio (%)	.64	.89	-	-	-	-
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.23	$5.50	$5.85	$9.65	$4.58	$4.28
Ending value (after expenses)	$1,021.02	$1,019.76	$1,019.41	$1,015.63	$1,020.67	$1,020.97
Annualized expense ratio (%)	.83	1.08	1.15	1.90	.90	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.58	$5.85	-	-	-	-
Ending value (after expenses)	$1,020.67	$1,019.41	-	-	-	-
Annualized expense ratio (%)	.90	1.15	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.19	$6.46	-	-	-	-
Ending value (after expenses)	$1,020.06	$1,018.80	-	-	-	-
Annualized expense ratio (%)	1.02	1.27	-	-	-	-
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.53	$5.80	-	-	-	-
Ending value (after expenses)	$1,020.72	$1,019.46	-	-	-	-
Annualized expense ratio (%)	.89	1.14	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$5.35	$6.61	-	-	-	-
Ending value (after expenses)	$1,019.91	$1,018.65	-	-	-	-
Annualized expense ratio (%)	1.05	1.30	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.38	$8.64	-	-	-	-
Ending value (after expenses)	$1,017.90	$1,016.64	-	-	-	-
Annualized expense ratio (%)	1.45	1.70	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.46	$7.73	-	-	-	-
Ending value (after expenses)	$1,018.80	$1,017.54	-	-	-	-
Annualized expense ratio (%)	1.27	1.52	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.24	$3.52	-	-	-	-
Ending value (after expenses)	$1,022.99	$1,021.73	-	-	-	-
Annualized expense ratio (%)	.44	.69	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2022

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 51.1%
Automobiles & Components - .8%
Aptiv PLC	340	[a]	31,766
BorgWarner Inc.	85		3,205
Ford Motor Co.	4,400		67,056
General Motors Co.	1,000		38,210
Tesla Inc.	2,509	[a]	691,505
		831,742
Banks - 1.6%
Bank of America Corp.	7,159		240,614
Citigroup Inc.	1,690		82,489
Citizens Financial Group Inc.	825		30,261
Comerica Inc.	670		53,801
Fifth Third Bancorp	2,769		94,561
JPMorgan Chase & Co.	2,781		316,283
KeyCorp	45		796
M&T Bank Corp.	234		42,537
Regions Financial Corp.	1,890		40,956
The PNC Financial Services Group Inc.	583		92,114
Truist Financial Corp.	10,797		505,731
U.S. Bancorp	857		39,088
Wells Fargo & Co.	2,747		120,071
Zions Bancorp NA	925		50,903
		1,710,205
Capital Goods - 3.6%
3M Co.	238		29,595
Allegion PLC	635		60,388
Carrier Global Corp.	1,281		50,113
Caterpillar Inc.	526		97,157
Deere & Co.	2,087		762,277
Dover Corp.	465		58,106
Eaton Corp.	4,178		570,882
Emerson Electric Co.	548		44,794
Fastenal Co.	2,320		116,766
Fortive Corp.	566		35,845
General Dynamics Corp.	439		100,500
General Electric Co.	808		59,340
Hexcel Corp.	685		40,189
Honeywell International Inc.	957		181,208
Illinois Tool Works Inc.	280		54,552
Ingersoll Rand Inc.	1,768		83,750
Johnson Controls International PLC	781		42,283
Lockheed Martin Corp.	318		133,595
Northrop Grumman Corp.	222		106,114
Otis Worldwide Corp.	175		12,639
Parker-Hannifin Corp.	268		71,020
Raytheon Technologies Corp.	6,722		603,299
Stanley Black & Decker Inc.	185		16,299
The Boeing Company	591	[a]	94,708
The Toro Company	1,040		86,247
Trane Technologies PLC	480		73,954
TransDigm Group Inc.	78		46,830
United Rentals Inc.	185	[a]	54,027
W.W. Grainger Inc.	78		43,285
Xylem Inc.	567		51,654
		3,781,416

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.1%(continued)
Commercial & Professional Services - .3%
Cintas Corp.	88		35,802
Copart Inc.	742	[a]	88,780
Robert Half International Inc.	592		45,566
Waste Management Inc.	738		124,744
		294,892
Consumer Durables & Apparel - .8%
Lennar Corp., Cl. A	775		60,024
NIKE Inc., Cl. B	6,816		725,563
VF Corp.	270		11,192
Whirlpool Corp.	151		23,647
		820,426
Consumer Services - .8%
Booking Holdings Inc.	89	[a]	166,947
Carnival Corp.	1,245	[a]	11,778
Chipotle Mexican Grill Inc.	4	[a]	6,387
Darden Restaurants Inc.	309		38,226
Expedia Group Inc.	63	[a]	6,467
Marriott International Inc., Cl. A	420		64,571
McDonald's Corp.	1,070		269,940
MGM Resorts International	1,040		33,946
Norwegian Cruise Line Holdings Ltd.	530	[a]	6,932
Royal Caribbean Cruises Ltd.	186	[a]	7,598
Starbucks Corp.	1,418		119,211
Yum! Brands Inc.	521		57,956
		789,959
Diversified Financials - 2.2%
American Express Co.	601		91,352
Ameriprise Financial Inc.	323		86,567
Berkshire Hathaway Inc., Cl. B	1,669	[a]	468,655
BlackRock Inc.	178		118,617
Capital One Financial Corp.	528		55,873
CME Group Inc.	3,011		588,982
Discover Financial Services	589		59,189
Intercontinental Exchange Inc.	722		72,814
Invesco Ltd.	645		10,623
MarketAxess Holdings Inc.	3		746
Moody's Corp.	628		178,679
Morgan Stanley	1,553		132,347
S&P Global Inc.	454		159,890
State Street Corp.	389		26,588
The Charles Schwab Corp.	1,711		121,395
The Goldman Sachs Group Inc.	382		127,080
		2,299,397
Energy - 2.4%
APA Corp.	905		35,395
Baker Hughes Co.	1,090		27,533
Chevron Corp.	1,794		283,560
ConocoPhillips	1,255		137,360
Coterra Energy Inc.	730		22,564
Devon Energy Corp.	1,015		71,679
Diamondback Energy Inc.	220		29,322
EOG Resources Inc.	569		69,020
Exxon Mobil Corp.	3,609		344,984
Halliburton Co.	1,860		56,042

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.1%(continued)
Energy - 2.4% (continued)
Hess Corp.	375		45,292
Marathon Oil Corp.	2,240		57,322
Marathon Petroleum Corp.	781		78,686
Occidental Petroleum Corp.	905		64,255
ONEOK Inc.	675		41,330
Phillips 66	653		58,417
Pioneer Natural Resources Co.	3,914		991,103
Schlumberger Ltd.	830		31,665
The Williams Companies	829		28,211
Valero Energy Corp.	615		72,029
		2,545,769
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,483		774,274
Sysco Corp.	730		60,021
The Kroger Company	1,167		55,946
Walgreens Boots Alliance Inc.	122		4,277
Walmart Inc.	1,272		168,604
		1,063,122
Food, Beverage & Tobacco - 1.7%
Altria Group Inc.	1,854		83,652
Archer-Daniels-Midland Co.	760		66,796
Constellation Brands Inc., Cl. A	459		112,937
McCormick & Co.	758		63,725
Mondelez International Inc., Cl. A	2,020		124,957
Monster Beverage Corp.	970	[a]	86,165
PepsiCo Inc.	1,235		212,753
Philip Morris International Inc.	1,370		130,821
The Coca-Cola Company	13,415		827,840
The Hershey Company	281		63,132
Tyson Foods Inc., Cl. A	920		69,350
		1,842,128
Health Care Equipment & Services - 3.5%
Abbott Laboratories	2,118		217,413
ABIOMED Inc.	93	[a]	24,113
Align Technology Inc.	172	[a]	41,916
AmerisourceBergen Corp.	439		64,340
Baxter International Inc.	865		49,703
Becton Dickinson & Co.	385		97,182
Boston Scientific Corp.	13,884	[a]	559,664
Cardinal Health Inc.	385		27,227
Centene Corp.	330	[a]	29,614
Cigna Corp.	468		132,655
CVS Health Corp.	1,375		134,956
DexCom Inc.	165	[a]	13,565
Edwards Lifesciences Corp.	1,029	[a]	92,713
Elevance Health Inc.	319		154,750
HCA Healthcare Inc.	15		2,968
Humana Inc.	204		98,283
IDEXX Laboratories Inc.	21	[a]	7,300
Intuitive Surgical Inc.	940	[a]	193,396
Medtronic PLC	1,504		132,232
ResMed Inc.	514		113,039
Stryker Corp.	916		187,963

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.1%(continued)
Health Care Equipment & Services - 3.5% (continued)
UnitedHealth Group Inc.	2,529		1,313,386
		3,688,378
Household & Personal Products - .7%
Colgate-Palmolive Co.	1,458		114,030
Kimberly-Clark Corp.	548		69,881
The Clorox Company	349		50,375
The Estee Lauder Companies, Cl. A	837		212,916
The Procter & Gamble Company	2,217		305,813
		753,015
Insurance - 1.5%
American International Group Inc.	15,060		779,355
Aon PLC, Cl. A	363		101,371
Chubb Ltd.	530		100,196
Cincinnati Financial Corp.	668		64,769
Lincoln National Corp.	811		37,355
Marsh & McLennan Cos.	849		137,003
MetLife Inc.	662		42,586
Principal Financial Group Inc.	515		38,501
Prudential Financial Inc.	251		24,033
The Allstate Corp.	571		68,805
The Hartford Financial Services Group Inc.	1,050		67,525
The Progressive Corp.	44		5,397
The Travelers Companies	525		84,861
		1,551,757
Materials - 1.3%
Air Products & Chemicals Inc.	359		90,630
Albemarle Corp.	76		20,365
Ball Corp.	20		1,116
CF Industries Holdings Inc.	270		27,934
Corteva Inc.	1,099		67,512
Dow Inc.	794		40,494
DuPont de Nemours Inc.	19		1,057
Ecolab Inc.	447		73,232
FMC Corp.	845		91,328
Freeport-McMoRan Inc.	2,340		69,264
International Paper Co.	989		41,162
Linde PLC	755		213,559
LyondellBasell Industries NV, Cl. A	270		22,410
Martin Marietta Materials Inc.	857		297,987
Newmont Corp.	1,070		44,255
PPG Industries Inc.	506		64,252
The Mosaic Company	485		26,127
The Sherwin-Williams Company	292		67,773
Vulcan Materials Co.	530		88,240
		1,348,697
Media & Entertainment - 3.3%
Activision Blizzard Inc.	575		45,132
Alphabet Inc., Cl. A	11,590	[a]	1,254,270
Alphabet Inc., Cl. C	7,254	[a]	791,774
Charter Communications Inc., Cl. A	157	[a]	64,783
Comcast Corp., Cl. A	4,797		173,603
Electronic Arts Inc.	177		22,456
Match Group Inc.	195	[a]	11,023

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.1%(continued)
Media & Entertainment - 3.3% (continued)
Meta Platforms Inc., Cl. A	3,560	[a]	580,031
Netflix Inc.	627	[a]	140,172
News Corporation, Cl. A	2,305		39,001
Paramount Global, Cl. B	898		21,004
Take-Two Interactive Software Inc.	116	[a]	14,217
The Walt Disney Company	2,608	[a]	292,305
Twitter Inc.	670	[a]	25,963
Warner Bros Discovery Inc.	1,846	[a]	24,441
		3,500,175
Pharmaceuticals Biotechnology & Life Sciences - 4.2%
AbbVie Inc.	6,860		922,396
Agilent Technologies Inc.	42		5,387
Amgen Inc.	633		152,110
Biogen Inc.	222	[a]	43,374
Bristol-Myers Squibb Co.	2,358		158,953
Charles River Laboratories International Inc.	43	[a]	8,826
Danaher Corp.	2,916		787,058
Eli Lilly & Co.	1,464		441,001
Gilead Sciences Inc.	1,631		103,520
Illumina Inc.	135	[a]	27,221
IQVIA Holdings Inc.	16	[a]	3,403
Johnson & Johnson	3,199		516,127
Merck & Co.	2,601		222,021
Mettler-Toledo International Inc.	62	[a]	75,173
Moderna Inc.	321	[a]	42,459
Organon & Co.	631		18,002
PerkinElmer Inc.	78		10,535
Pfizer Inc.	5,833		263,827
Regeneron Pharmaceuticals Inc.	72	[a]	41,836
Thermo Fisher Scientific Inc.	539		293,927
Vertex Pharmaceuticals Inc.	120	[a]	33,811
Viatris Inc.	2,110		20,151
Waters Corp.	292	[a]	87,191
West Pharmaceutical Services Inc.	245		72,689
Zoetis Inc.	261		40,854
		4,391,852
Real Estate - 1.3%
American Tower Corp.	2,338	[b]	593,969
AvalonBay Communities Inc.	290	[b]	58,264
Crown Castle International Corp.	646	[b]	110,356
Equinix Inc.	133	[b]	87,430
Extra Space Storage Inc.	256	[b]	50,875
Federal Realty Investment Trust	173	[b]	17,520
Host Hotels & Resorts Inc.	1,125	[b]	19,991
Iron Mountain Inc.	755	[b]	39,721
Kimco Realty Corp.	3,040	[b]	64,083
Mid-America Apartment Communities Inc.	295	[b]	48,873
Prologis Inc.	534	[b]	66,488
Regency Centers Corp.	795	[b]	48,368
Simon Property Group Inc.	332	[b]	33,857
Ventas Inc.	720	[b]	34,459
Welltower Inc.	185	[b]	14,180

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.1%(continued)
Real Estate - 1.3% (continued)
Weyerhaeuser Co.	1,320	[b]	45,091
		1,333,525
Retailing - 3.0%
Amazon.com Inc.	15,139	[a]	1,919,171
Bath & Body Works Inc.	550		20,532
Dollar General Corp.	365		86,658
Dollar Tree Inc.	319	[a]	43,282
eBay Inc.	1,172		51,720
Etsy Inc.	1	[a]	106
Genuine Parts Co.	414		64,588
Lowe's Cos.	813		157,836
O'Reilly Automotive Inc.	299	[a]	208,439
Ross Stores Inc.	743		64,099
Target Corp.	445		71,351
The Home Depot Inc.	1,094		315,531
The TJX Companies	3,239		201,952
		3,205,265
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices Inc.	8,337	[a]	707,561
Analog Devices Inc.	828		125,467
Applied Materials Inc.	1,318		123,984
Broadcom Inc.	468		233,583
Enphase Energy Inc.	105	[a]	30,076
Intel Corp.	3,647		116,412
Lam Research Corp.	1,320		578,041
Micron Technology Inc.	1,465		82,816
NVIDIA Corp.	6,230		940,356
ON Semiconductor Corp.	45	[a]	3,095
Qualcomm Inc.	1,211		160,179
SolarEdge Technologies Inc.	32	[a]	8,831
Texas Instruments Inc.	1,672		276,231
		3,386,632
Software & Services - 6.5%
Accenture PLC, Cl. A	782		225,576
Adobe Inc.	822	[a]	306,968
Ansys Inc.	187	[a]	46,432
Autodesk Inc.	390	[a]	78,679
Automatic Data Processing Inc.	938		229,257
Citrix Systems Inc.	42	[a]	4,316
Cognizant Technology Solutions Corp., Cl. A	1,297		81,931
DXC Technology Co.	105	[a]	2,602
EPAM Systems Inc.	43	[a]	18,340
Fidelity National Information Services Inc.	192		17,543
Fiserv Inc.	1,036	[a]	104,833
Fortinet Inc.	1,530	[a]	74,496
Global Payments Inc.	72		8,945
International Business Machines Corp.	416		53,435
Intuit Inc.	391		168,826
Jack Henry & Associates Inc.	533		102,443
Manhattan Associates Inc.	630	[a]	88,994
Mastercard Inc., Cl. A	3,011		976,678

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.1%(continued)
Software & Services - 6.5% (continued)
Microsoft Corp.		12,047		3,149,929
NortonLifeLock Inc.		255		5,760
Oracle Corp.		1,737		128,799
Paychex Inc.		1,529		188,587
Paycom Software Inc.		91	[a]	31,959
PayPal Holdings Inc.		1,786	[a]	166,884
PTC Inc.		13	[a]	1,494
Salesforce Inc.		1,198	[a]	187,032
ServiceNow Inc.		211	[a]	91,705
Synopsys Inc.		13	[a]	4,498
Tyler Technologies Inc.		2	[a]	743
Visa Inc., Cl. A		1,754		348,537
			6,896,221
Technology Hardware & Equipment - 3.9%
Amphenol Corp., Cl. A		3,906		287,208
Apple Inc.		20,512		3,224,897
Cisco Systems Inc.		5,862		262,149
Cognex Corp.		1,105		46,532
Corning Inc.		1,560		53,539
Hewlett Packard Enterprise Co.		3,408		46,349
HP Inc.		2,103		60,377
IPG Photonics Corp.		460	[a]	41,671
Motorola Solutions Inc.		382		92,983
TE Connectivity Ltd.		340		42,911
Western Digital Corp.		15	[a]	634
Zebra Technologies Corp., Cl. A		3	[a]	905
			4,160,155
Telecommunication Services - 1.1%
AT&T Inc.		5,158		90,471
Lumen Technologies Inc.		2,243		22,340
T-Mobile US Inc.		5,894	[a]	848,500
Verizon Communications Inc.		3,955		165,359
			1,126,670
Transportation - .7%
CSX Corp.		2,769		87,639
FedEx Corp.		340		71,675
Norfolk Southern Corp.		289		70,265
Old Dominion Freight Line Inc.		355		96,351
Southwest Airlines Co.		1,840	[a]	67,528
Union Pacific Corp.		693		155,585
United Parcel Service Inc., Cl. B		744		144,715
			693,758
Utilities - 1.7%
American Electric Power Co.		1,105		110,721
CMS Energy Corp.		1,526		103,066
Constellation Energy Corp.		404		32,962
DTE Energy Co.		660		86,024
Duke Energy Corp.		146		15,609
Eversource Energy		730		65,474
Exelon Corp.		830		36,445
NextEra Energy Inc.		2,301		195,723
NiSource Inc.		3,245		95,760
NRG Energy Inc.		1,095		45,202
Pinnacle West Capital Corp.		375		28,256

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.1%(continued)
Utilities - 1.7% (continued)
Public Service Enterprise Group Inc.		11,790		758,804
Sempra Energy		618		101,951
The AES Corp.		1,935		49,246
The Southern Company		195		15,029
Xcel Energy Inc.		1,295		96,154
			1,836,426
Total Common Stocks(cost $16,325,740)			53,851,582
	1-Day Yield (%)
Investment Companies - 48.5%
Registered Investment Companies - 48.5%
BNY Mellon Dynamic Value Fund, Cl. Y		454,257	[c]	18,002,230
BNY Mellon Income Stock Fund, Cl. M		1,277,854	[c]	11,296,227
BNY Mellon Research Growth Fund Inc, Cl. Y		1,580,309	[a,c]	20,860,075
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2.34	957,017	[c]	957,017
Total Investment Companies(cost $42,514,309)			51,115,549
Total Investments (cost $58,840,049)		99.6%	104,967,131
Cash and Receivables (Net)		.4%	417,111
Net Assets		100.0%	105,384,242

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	48.5
Information Technology	13.7
Health Care	7.7
Consumer Discretionary	5.3
Financials	5.3
Industrials	4.5
Communication Services	4.4
Consumer Staples	3.5
Energy	2.4
Utilities	1.7
Materials	1.3
Real Estate	1.3
99.6

† Based on net assets.

See notes to financial statements.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 48.5%
BNY Mellon Dynamic Value Fund, Cl. Y - 17.1%	81,580,823	9,000,000	(62,093,500)	7,364,039	(17,849,132)	18,002,230	14,237,376
BNY Mellon Income Stock Fund, Cl. M - 10.7%	51,268,427	3,000,000	(38,124,469)	4,653,403	(9,501,134)	11,296,227	8,030,964
BNY Mellon Research Growth Fund Inc, Cl. Y - 19.8%	103,515,800	-	(58,114,270)	6,796,779	(31,338,234)	20,860,075	9,995,583
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	4,067,746	302,236,634	(305,347,363)	-	-	957,017	12,339
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	72,956	387,560	(460,516)	-	-	-	2,297	††
Total - 48.5%	240,505,752	314,624,194	(464,140,118)	18,814,221	(58,688,500)	51,115,549	32,278,559

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 93.5%
Automobiles & Components - 1.1%
General Motors Co.		132,463	5,061,411
Banks - 10.6%
Bank of America Corp.		141,639	4,760,487
Comerica Inc.		227,924	18,302,297
JPMorgan Chase & Co.		63,285	7,197,403
The PNC Financial Services Group Inc.		21,955	3,468,890
U.S. Bancorp		356,280	16,249,931
			49,979,008
Capital Goods - 11.6%
Caterpillar Inc.		35,927	6,636,076
Eaton Corp.		66,222	9,048,574
Hubbell Inc.		56,496	11,655,125
L3Harris Technologies Inc.		33,015	7,533,693
Northrop Grumman Corp.		9,502	4,541,861
Raytheon Technologies Corp.		170,109	15,267,283
			54,682,612
Consumer Services - 1.7%
International Game Technology PLC		438,486	7,866,439
Diversified Financials - 8.7%
Ameriprise Financial Inc.		17,264	4,626,924
CME Group Inc.		32,201	6,298,838
Morgan Stanley		163,745	13,954,349
The Goldman Sachs Group Inc.		25,711	8,553,278
Voya Financial Inc.		122,267	7,523,088
			40,956,477
Energy - 11.9%
ConocoPhillips		38,688	4,234,402
Devon Energy Corp.		110,859	7,828,863
EQT Corp.		68,737	3,285,629
Exxon Mobil Corp.		235,362	22,498,253
Hess Corp.		42,940	5,186,293
Marathon Petroleum Corp.		96,207	9,692,855
Schlumberger Ltd.		92,380	3,524,297
			56,250,592
Food, Beverage & Tobacco - 3.9%
British American Tobacco PLC, ADR		184,131	7,374,446
Bunge Ltd.		72,177	7,157,793
PepsiCo Inc.		22,210	3,826,117
			18,358,356
Health Care Equipment & Services - 5.5%
Medtronic PLC		161,666	14,213,675
UnitedHealth Group Inc.		22,291	11,576,385
			25,790,060
Insurance - 9.4%
Assurant Inc.		62,412	9,891,678
Chubb Ltd.		80,173	15,156,706
MetLife Inc.		172,885	11,121,692

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 93.5%(continued)
Insurance - 9.4% (continued)
The Allstate Corp.		29,012	3,495,946
The Hartford Financial Services Group Inc.		72,072	4,634,950
			44,300,972
Materials - 1.5%
Freeport-McMoRan Inc.		233,074	6,898,990
Media & Entertainment - 3.9%
Comcast Corp., Cl. A		283,633	10,264,678
The Interpublic Group of Companies		289,086	7,990,337
			18,255,015
Pharmaceuticals Biotechnology & Life Sciences - 7.9%
AbbVie Inc.		52,511	7,060,629
Eli Lilly & Co.		14,814	4,462,421
Merck & Co.		90,581	7,731,994
Organon & Co.		178,032	5,079,253
Sanofi, ADR		316,262	12,976,230
			37,310,527
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials Inc.		38,055	3,579,834
Qualcomm Inc.		42,733	5,652,294
			9,232,128
Technology Hardware & Equipment - 5.6%
Cisco Systems Inc.		327,971	14,666,863
Corning Inc.		137,222	4,709,459
Hewlett Packard Enterprise Co.		524,066	7,127,298
			26,503,620
Telecommunication Services - 1.3%
Vodafone Group PLC, ADR		466,516	6,260,645
Utilities - 7.0%
Constellation Energy Corp.		183,918	15,005,870
Exelon Corp.		293,241	12,876,212
NextEra Energy Partners LP		60,121	4,935,333
			32,817,415
Total Common Stocks(cost $395,922,168)			440,524,267
	Preferred Dividend Rate (%)
Preferred Stocks - 2.1%
Health Care Equipment & Services - 2.1%
Becton Dickinson & Co. (cost $10,303,701)	6.07	199,721	10,085,910

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,109,734)	2.34	20,109,734	[a] 20,109,734
Total Investments (cost $426,335,603)		99.9%	470,719,911
Cash and Receivables (Net)		.1%	398,709
Net Assets		100.0%	471,118,620

ADR—American Depository Receipt

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.7
Health Care	15.5
Energy	11.9
Industrials	11.6
Information Technology	7.6
Utilities	7.0
Communication Services	5.2
Investment Companies	4.3
Consumer Staples	3.9
Consumer Discretionary	2.7
Materials	1.5
99.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.3%	20,524,470	215,799,870	(216,214,606)	20,109,734	128,716
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	11,371,294	61,268,815	(72,640,109)	-	17,808	††
Total - 4.3%	31,895,764	277,068,685	(288,854,715)	20,109,734	146,524

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 96.9%
Automobiles & Components - .6%
Aptiv PLC	5,665	[a]	529,281
BorgWarner Inc.	9,390		354,003
Gentex Corp.	109,878		2,998,571
Harley-Davidson Inc.	122,691		4,732,192
Lear Corp.	12,691		1,759,480
Lucid Group Inc.	38,860	[a,b]	596,112
QuantumScape Corp.	10,705	[a,b]	118,076
Rivian Automotive Inc., Cl. A	15,490	[a]	506,678
Thor Industries Inc.	7,630		618,106
		12,212,499
Banks - 3.4%
Citizens Financial Group Inc.	9,910		363,499
Comerica Inc.	13,775		1,106,132
Cullen/Frost Bankers Inc.	6,067		788,467
East West Bancorp Inc.	96,910		6,993,995
F.N.B. Corp.	43,090		513,633
Fifth Third Bancorp	199,084		6,798,719
First Hawaiian Inc.	16,570		426,015
First Republic Bank	18,193		2,762,243
Huntington Bancshares Inc.	793,405		10,631,627
KeyCorp	361,951		6,402,913
M&T Bank Corp.	3,655		664,406
MGIC Investment Corp.	47,970		685,491
PacWest Bancorp	5,825		153,372
Popular Inc.	93,854		7,247,406
Regions Financial Corp.	126,240		2,735,621
Signature Bank	37,388		6,518,972
SVB Financial Group	8,193	[a]	3,330,618
Synovus Financial Corp.	29,000		1,164,640
Truist Financial Corp.	45,909		2,150,378
Umpqua Holdings Corp.	22,490		398,973
UWM Holdings Corp.	5,290	[b]	19,150
Webster Financial Corp.	37,987		1,787,288
Wintrust Financial Corp.	8,355		704,661
Zions Bancorp NA	31,720		1,745,552
		66,093,771
Capital Goods - 9.8%
Advanced Drainage Systems Inc.	122,469		16,619,043
AECOM	17,410		1,273,541
Air Lease Corp.	12,580		457,409
Allegion PLC	38,115		3,624,736
Altra Industrial Motion Corp.	32,809		1,245,102
AMETEK Inc.	107,274		12,890,044
Axon Enterprise Inc.	68,321	[a]	7,971,694
BWX Technologies Inc.	46,903		2,445,053
Carrier Global Corp.	32,640		1,276,877
CNH Industrial NV	475,032		5,809,641
Cummins Inc.	6,041		1,301,050

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Capital Goods - 9.8% (continued)
Curtiss-Wright Corp.	20,370		2,998,260
Donaldson Co.	25,390		1,303,776
Dover Corp.	50,926		6,363,713
Eaton Corp.	37,167		5,078,499
Fastenal Co.	19,190		965,833
Ferguson PLC	13,677		1,579,557
Flowserve Corp.	14,725		448,671
Fortune Brands Home & Security Inc.	44,482		2,732,529
Generac Holdings Inc.	32,674	[a]	7,201,676
Graco Inc.	40,767		2,602,565
HEICO Corp., Cl. A	58,133		7,125,943
Hexcel Corp.	61,005		3,579,163
Howmet Aerospace Inc.	131,649		4,664,324
IDEX Corp.	56,978		11,464,543
Ingersoll Rand Inc.	26,105		1,236,594
ITT Inc.	19,327		1,401,787
L3Harris Technologies Inc.	10,615		2,422,237
Lincoln Electric Holdings Inc.	8,865		1,211,757
Masco Corp.	89,414		4,548,490
MasTec Inc.	2,525	[a,b]	203,263
Maxar Technologies Inc.	44,959		1,071,373
MDU Resources Group Inc.	9,740		293,661
Mercury Systems Inc.	70,541	[a]	3,395,138
Nordson Corp.	10,534		2,393,009
nVent Electric PLC	56,160		1,851,034
Otis Worldwide Corp.	30,334		2,190,721
Owens Corning	13,495		1,102,946
PACCAR Inc.	20,305		1,776,891
Parker-Hannifin Corp.	27,402		7,261,530
Plug Power Inc.	26,175	[a,b]	733,947
Quanta Services Inc.	59,307		8,380,079
Resideo Technologies Inc.	76,900	[a]	1,601,058
Rockwell Automation Inc.	9,508		2,252,826
Snap-on Inc.	3,450		751,617
Spirit AeroSystems Holdings Inc., Cl. A	9,680		291,368
Stanley Black & Decker Inc.	11,836		1,042,752
Sunrun Inc.	22,335	[a]	737,725
Textron Inc.	82,694		5,158,452
The Timken Company	22,040		1,388,300
Trane Technologies PLC	18,780		2,893,435
TransDigm Group Inc.	8,180		4,911,190
Trex Co.	285	[a]	13,335
United Rentals Inc.	12,411	[a]	3,624,508
W.W. Grainger Inc.	3,658		2,029,971
Watsco Inc.	22,542		6,132,100
Westinghouse Air Brake Technologies Corp.	19,895		1,743,797

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Capital Goods - 9.8% (continued)
Xylem Inc.	21,892		1,994,361
		191,064,494
Commercial & Professional Services - 4.3%
ASGN Inc.	22,262	[a]	2,152,735
Cintas Corp.	11,151		4,536,673
Clarivate PLC	458,611	[a,b]	5,351,990
Copart Inc.	119,905	[a]	14,346,633
CoStar Group Inc.	216,123	[a]	15,050,806
Equifax Inc.	14,959		2,823,511
IAA Inc.	320	[a]	11,923
Jacobs Solutions Inc.	12,785		1,592,755
Leidos Holdings Inc.	17,405		1,654,345
ManpowerGroup Inc.	6,305		462,283
Nielsen Holdings PLC	3,790		105,514
Republic Services Inc.	28,571		4,077,653
Ritchie Bros Auctioneers Inc.	110,344		7,651,253
Robert Half International Inc.	14,792		1,138,540
Science Applications International Corp.	22,545		2,053,173
TransUnion	18,840		1,391,711
Verisk Analytics Inc.	58,843		11,013,056
Waste Connections Inc.	58,946		8,204,104
		83,618,658
Consumer Durables & Apparel - 3.6%
Capri Holdings Ltd.	21,955	[a]	1,035,837
D.R. Horton Inc.	12,075		859,136
Deckers Outdoor Corp.	145	[a]	46,628
Garmin Ltd.	42,051		3,721,093
Hanesbrands Inc.	44,335		386,158
Hasbro Inc.	150,179		11,837,109
Leggett & Platt Inc.	11,935		456,156
Lululemon Athletica Inc.	53,858	[a]	16,155,246
Mohawk Industries Inc.	18,542	[a]	2,046,295
Newell Brands Inc.	205,139		3,661,731
NVR Inc.	498	[a]	2,061,750
Peloton Interactive Inc., Cl. A	324,548	[a]	3,307,144
Polaris Inc.	39,042	[b]	4,422,287
PulteGroup Inc.	33,660		1,368,616
PVH Corp.	4,395		247,219
Skechers USA Inc., CI. A	128,007	[a]	4,838,665
Tapestry Inc.	156,653		5,440,559
Tempur Sealy International Inc.	92,212		2,306,222
Toll Brothers Inc.	25,915		1,134,818
Topgolf Callaway Brands Corp.	45,420	[a]	1,005,145
Whirlpool Corp.	26,801	[b]	4,197,037
		70,534,851
Consumer Services - 4.0%
ADT Inc.	439,562		3,204,407
Aramark	257,207		9,184,862

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Consumer Services - 4.0% (continued)
Bright Horizons Family Solutions Inc.	190	[a]	12,958
Caesars Entertainment Inc.	17,020	[a]	733,902
Chipotle Mexican Grill Inc.	2,787	[a]	4,450,282
Darden Restaurants Inc.	26,602		3,290,933
Domino's Pizza Inc.	4,657		1,731,752
DraftKings Inc., Cl. A	24,835	[a,b]	398,850
Expedia Group Inc.	148,143	[a]	15,206,879
Frontdoor Inc.	48,422	[a]	1,136,949
H&R Block Inc.	3,915		176,175
Hilton Worldwide Holdings Inc.	19,703		2,509,374
Hyatt Hotels Corp., Cl. A	4,390	[a]	393,432
International Game Technology PLC	61,155		1,097,121
Las Vegas Sands Corp.	64,281	[a]	2,418,894
Marriott International Inc., Cl. A	19,161		2,945,812
Marriott Vacations Worldwide Corp.	82		11,678
Membership Collective Group Inc., Cl. A	227,337	[a,b]	1,289,001
MGM Resorts International	51,420		1,678,349
Norwegian Cruise Line Holdings Ltd.	279,211	[a,b]	3,652,080
Planet Fitness Inc., Cl. A	153,282	[a]	10,384,855
Royal Caribbean Cruises Ltd.	20,526	[a]	838,487
Service Corp. International	28,130		1,735,902
Terminix Global Holdings Inc.	140,524	[a]	5,993,349
The Wendy's Company	27,605		529,464
Travel + Leisure Co.	9,205		390,292
Wyndham Hotels & Resorts Inc.	49,026		3,203,359
Wynn Resorts Ltd.	1,430	[a,b]	86,644
Yum! Brands Inc.	1,074		119,472
		78,805,514
Diversified Financials - 4.7%
Ally Financial Inc.	57,600		1,912,320
Ameriprise Financial Inc.	51,163		13,712,196
Apollo Global Management Inc.	7,265		403,789
Ares Management Corp., Cl. A	125,593		9,311,465
Blue Owl Capital Inc.	20,960		232,656
Capital One Financial Corp.	34,712		3,673,224
Coinbase Global Inc., Cl. A	9,300	[a]	621,240
Credit Acceptance Corp.	1,043	[a,b]	554,959
Discover Financial Services	47,649		4,788,248
Equitable Holdings Inc.	41,880		1,245,930
Evercore Inc., Cl. A	9,198		861,761
Franklin Resources Inc.	17,730		462,221
Intercontinental Exchange Inc.	66,185		6,674,757
Invesco Ltd.	43,145		710,598
Janus Henderson Group PLC	9,305		217,737
Jefferies Financial Group Inc.	5,100		163,659
KKR & Co.	20,240		1,023,334
LPL Financial Holdings Inc.	45,456		10,060,776
MarketAxess Holdings Inc.	442		109,877

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Diversified Financials - 4.7% (continued)
MSCI Inc.	3,382		1,519,330
Nasdaq Inc.	58,242		3,467,146
Northern Trust Corp.	19,900		1,892,291
Raymond James Financial Inc.	89,408		9,331,513
Robinhood Markets Inc., Cl. A	61,700	[a,b]	589,235
SLM Corp.	149,012		2,276,903
SoFi Technologies Inc.	94,075	[a,b]	556,924
Starwood Property Trust Inc.	66,080	[c]	1,515,214
State Street Corp.	38,986		2,664,693
T. Rowe Price Group Inc.	17,895		2,147,400
Tradeweb Markets Inc., Cl. A	39,679		2,761,262
Voya Financial Inc.	103,050		6,340,666
		91,803,324
Energy - 5.2%
Antero Resources Corp.	7,740	[a]	310,219
Baker Hughes Co.	63,210		1,596,685
Cheniere Energy Inc.	25,110		4,022,120
ConocoPhillips	34,590		3,785,875
Continental Resources Inc.	13,190		921,058
Coterra Energy Inc.	48,375		1,495,271
Devon Energy Corp.	125,374		8,853,912
Diamondback Energy Inc.	47,670		6,353,458
DT Midstream Inc.	10,030		553,756
EQT Corp.	503,346		24,059,939
Halliburton Co.	139,692		4,208,920
Hess Corp.	24,468		2,955,245
HF Sinclair Corp.	4,910		258,413
Marathon Oil Corp.	126,840		3,245,836
Marathon Petroleum Corp.	37,512		3,779,334
New Fortress Energy Inc.	5,677		325,576
NOV Inc.	55,710		984,396
ONEOK Inc.	22,535		1,379,818
Phillips 66	20,145		1,802,172
Pioneer Natural Resources Co.	45,740		11,582,283
Range Resources Corp.	6,760		222,134
Schlumberger Ltd.	153,810		5,867,851
Southwestern Energy Co.	36,590	[a]	274,059
Targa Resources Corp.	22,185		1,513,683
The Williams Companies	24,340		828,290
Valero Energy Corp.	80,162		9,388,573
		100,568,876
Food & Staples Retailing - .3%
BJ's Wholesale Club Holdings Inc.	3,610	[a]	268,909
Casey's General Stores Inc.	3,018		645,158
Grocery Outlet Holding Corp.	10,395	[a]	417,047
Performance Food Group Co.	6,090	[a]	304,378
The Kroger Company	25,875		1,240,447
US Foods Holding Corp.	117,866	[a]	3,609,057
		6,484,996

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Food, Beverage & Tobacco - 1.6%
Brown-Forman Corp., Cl. B	21,662		1,574,827
Bunge Ltd.	15,695		1,556,473
Coca-Cola Europacific Partners PLC	43,805		2,153,892
Conagra Brands Inc.	211,925		7,285,981
Freshpet Inc.	23,680	[a,b]	1,030,790
Ingredion Inc.	6,555		570,744
Keurig Dr. Pepper Inc.	62,307		2,375,143
Lamb Weston Holdings Inc.	17,296		1,375,551
McCormick & Co.	27,360		2,300,155
Molson Coors Beverage Co., Cl. B	103,609		5,353,477
The Hershey Company	10,259		2,304,890
The J.M. Smucker Company	1,779		249,042
Tyson Foods Inc., Cl. A	38,890		2,931,528
		31,062,493
Health Care Equipment & Services - 7.1%
ABIOMED Inc.	47,870	[a]	12,411,734
agilon health Inc.	14,400	[a,b]	299,232
Alcon Inc.	46,986	[b]	3,086,040
Align Technology Inc.	39,815	[a]	9,702,915
Amedisys Inc.	1,249	[a]	147,944
AmerisourceBergen Corp.	46,567		6,824,860
Centene Corp.	124,240	[a]	11,149,298
Certara Inc.	10,020	[a]	157,013
Change Healthcare Inc.	22,290	[a]	547,665
Cigna Corp.	6,101		1,729,328
DaVita Inc.	12,140	[a]	1,035,421
Dentsply Sirona Inc.	15,876		520,257
DexCom Inc.	136,385	[a]	11,212,211
Doximity Inc., Cl. A	8,475	[a,b]	281,285
Encompass Health Corp.	113,836		5,529,015
Enovis Corp.	5,055	[a]	256,036
Envista Holdings Corp.	68,848	[a]	2,553,572
Guardant Health Inc.	7,525	[a]	376,702
HCA Healthcare Inc.	16,602		3,285,038
HealthEquity Inc.	20,336	[a]	1,343,803
Henry Schein Inc.	14,165	[a]	1,039,853
Humana Inc.	8,633		4,159,207
IDEXX Laboratories Inc.	24,875	[a]	8,647,047
Inspire Medical Systems Inc.	11,959	[a]	2,290,029
Insulet Corp.	18,891	[a]	4,826,084
Laboratory Corp. of America Holdings	29,385		6,619,559
Masimo Corp.	4,856	[a]	713,298
Molina Healthcare Inc.	10,815	[a]	3,648,657
Novocure Ltd.	6,752	[a,b]	554,542
Oak Street Health Inc.	16,915	[a,b]	443,173
Penumbra Inc.	1,981	[a]	325,221
Quest Diagnostics Inc.	13,100		1,641,561
QuidelOrtho Corp.	5,412	[a]	428,955

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Health Care Equipment & Services - 7.1% (continued)
ResMed Inc.	19,620		4,314,830
Signify Health Inc., CI. A	16,255	[a]	453,515
Steris PLC	39,508		7,956,121
Teleflex Inc.	342		77,381
Tenet Healthcare Corp.	3,600	[a]	203,400
The Cooper Companies	17,719		5,093,149
Veeva Systems Inc., Cl. A	16,395	[a]	3,267,851
Zimmer Biomet Holdings Inc.	79,726		8,476,468
		137,629,270
Household & Personal Products - .5%
Church & Dwight Co.	86,082		7,205,924
Coty Inc., Cl. A	81,095	[a]	609,023
The Clorox Company	9,182		1,325,330
		9,140,277
Insurance - 3.1%
Aflac Inc.	25,099		1,491,383
Alleghany Corp.	1,709	[a]	1,437,577
American Financial Group Inc.	9,016		1,151,163
American International Group Inc.	44,141		2,284,297
Aon PLC, Cl. A	12,726		3,553,863
Arch Capital Group Ltd.	108,227	[a]	4,948,138
Assurant Inc.	36,683		5,813,889
Assured Guaranty Ltd.	22,525		1,150,352
Brighthouse Financial Inc.	2,540	[a]	120,777
Cincinnati Financial Corp.	18,094		1,754,394
Everest Re Group Ltd.	22,555		6,068,423
Fidelity National Financial Inc.	27,130		1,060,783
First American Financial Corp.	6,095		326,083
Globe Life Inc.	24,823		2,412,547
Kemper Corp.	2,840		130,640
Lincoln National Corp.	29,615		1,364,067
Markel Corp.	3,584	[a]	4,279,690
Old Republic International Corp.	41,500		906,360
Principal Financial Group Inc.	33,465	[b]	2,501,843
Prudential Financial Inc.	6,660		637,695
Reinsurance Group of America Inc.	51,890		6,504,930
The Allstate Corp.	14,400		1,735,200
The Hanover Insurance Group Inc.	2,953		382,089
The Hartford Financial Services Group Inc.	53,110		3,415,504
The Travelers Companies	6,323		1,022,050
Unum Group	42,355		1,603,137
W.R. Berkley Corp.	43,907		2,845,174
		60,902,048
Materials - 3.9%
Albemarle Corp.	10,922		2,926,659
Alcoa Corp.	77,185		3,819,114
Ardagh Metal Packaging SA	9,275		57,041

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Materials - 3.9% (continued)
Ashland Inc.	9,860		1,003,354
Avery Dennison Corp.	26,449		4,856,565
Axalta Coating Systems Ltd.	73,672	[a]	1,897,054
Ball Corp.	23,295		1,300,094
Celanese Corp.	16,950		1,879,077
CF Industries Holdings Inc.	11,014		1,139,508
Corteva Inc.	121,647		7,472,775
Crown Holdings Inc.	12,871		1,165,984
DuPont de Nemours Inc.	50,306		2,799,026
Eastman Chemical Co.	5,938		540,358
FMC Corp.	31,332		3,386,363
Freeport-McMoRan Inc.	114,260		3,382,096
Ginkgo Bioworks Holdings Inc.	102,605	[a,b]	276,007
Huntsman Corp.	38,360		1,074,847
International Flavors & Fragrances Inc.	12,210		1,348,961
International Paper Co.	2,950		122,779
LyondellBasell Industries NV, Cl. A	10,675		886,025
Martin Marietta Materials Inc.	6,915		2,404,415
MP Materials Corp.	5,765	[a]	201,717
Newmont Corp.	160,391		6,633,772
Nucor Corp.	5,795		770,387
Olin Corp.	18,700		1,022,142
Packaging Corp. of America	12,573		1,721,495
PPG Industries Inc.	28,204		3,581,344
Reliance Steel & Aluminum Co.	6,823		1,282,588
Royal Gold Inc.	9,890		908,891
Sealed Air Corp.	29,410		1,582,552
Sonoco Products Co.	14,300		901,186
SSR Mining Inc.	30,090		405,914
Steel Dynamics Inc.	24,350		1,965,532
The Chemours Company	485		16,359
The Mosaic Company	38,955		2,098,506
United States Steel Corp.	10,865		248,483
Valvoline Inc.	27,071		786,954
Vulcan Materials Co.	38,870		6,471,466
WestRock Co.	19,221		780,180
		75,117,570
Media & Entertainment - 2.6%
Activision Blizzard Inc.	70,141		5,505,367
Cable One Inc.	122	[b]	138,470
DISH Network Corp., Cl. A	20,765	[a,b]	360,273
Electronic Arts Inc.	12,723		1,614,167
Fox Corp., Cl. A	24,300		830,574
IAC Inc.	13,255	[a]	851,899
Liberty Broadband Corp., Cl. A	2,552	[a]	257,293
Liberty Broadband Corp., Cl. C	13,908	[a]	1,414,444
Liberty Media Corp-Liberty Formula One, Cl. C	122,203	[a,b]	7,781,887

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Media & Entertainment - 2.6% (continued)
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[a,b]	424,123
Liberty Media Corp-Liberty SiriusXM, Cl. C	20,420	[a]	844,571
Live Nation Entertainment Inc.	70,137	[a]	6,337,579
Match Group Inc.	44,173	[a]	2,497,100
News Corporation, Cl. A	62,315		1,054,370
Nexstar Media Group Inc.	2,490		476,387
Omnicom Group Inc.	23,400		1,565,460
Paramount Global, Cl. B	45,606	[b]	1,066,724
Pinterest Inc., Cl. A	19,967		460,040
Roblox Corp., CI. A	34,325	[a]	1,342,451
Roku Inc.	8,530	[a]	580,040
Spotify Technology SA	32,303	[a]	3,493,569
Take-Two Interactive Software Inc.	11,753	[a]	1,440,448
The Interpublic Group of Companies	55,660		1,538,442
Twitter Inc.	208,609	[a]	8,083,599
Warner Bros Discovery Inc.	64,289	[a]	851,186
		50,810,463
Pharmaceuticals Biotechnology & Life Sciences - 6.4%
10X Genomics Inc., CI. A	29,283	[a]	966,046
Agilent Technologies Inc.	36,870		4,728,577
Alnylam Pharmaceuticals Inc.	7,849	[a]	1,622,153
Avantor Inc.	112,373	[a]	2,799,211
Biogen Inc.	4,244	[a]	829,193
Biohaven Pharmaceutical Holding Co.	53,249	[a]	7,952,738
BioMarin Pharmaceutical Inc.	60,159	[a]	5,366,183
Bio-Techne Corp.	14,202		4,712,366
Catalent Inc.	103,398	[a]	9,099,024
Charles River Laboratories International Inc.	14,450	[a]	2,965,862
Elanco Animal Health Inc.	319,937	[a]	4,840,647
Exact Sciences Corp.	5,525	[a]	196,414
Horizon Therapeutics PLC	105,475	[a]	6,245,175
ICON PLC	24,646	[a]	5,171,470
Illumina Inc.	14,601	[a]	2,944,146
Incyte Corp.	14,730	[a]	1,037,434
Ionis Pharmaceuticals Inc.	17,320	[a]	736,446
IQVIA Holdings Inc.	16,773	[a]	3,566,946
Jazz Pharmaceuticals PLC	3,124	[a]	484,907
Maravai LifeSciences Holdings Inc., Cl. A	6,700	[a]	139,829
Mettler-Toledo International Inc.	2,610	[a]	3,164,521
Mirati Therapeutics Inc.	9,510	[a]	770,595
Moderna Inc.	11,368	[a]	1,503,645
Natera Inc.	10,825	[a]	533,239
Neurocrine Biosciences Inc.	84,185	[a]	8,808,277
Novavax Inc.	7,380	[a,b]	243,835

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.4% (continued)
Organon & Co.	12,330		351,775
Perrigo Co.	8,120		303,850
QIAGEN NV	18,301	[a]	831,414
Repligen Corp.	41,212	[a]	9,040,676
Sarepta Therapeutics Inc.	159,036	[a]	17,395,358
Seagen Inc.	8,113	[a]	1,251,755
Syneos Health Inc.	64,463	[a]	3,874,871
Ultragenyx Pharmaceutical Inc.	4,820	[a]	229,866
United Therapeutics Corp.	26,434	[a]	5,990,473
Viatris Inc.	77,099		736,295
Waters Corp.	5,816	[a]	1,736,658
West Pharmaceutical Services Inc.	4,337		1,286,745
		124,458,615
Real Estate - 5.2%
Alexandria Real Estate Equities Inc.	28,931	[c]	4,438,015
American Homes 4 Rent, Cl. A	66,203	[c]	2,354,179
Americold Realty Trust Inc.	17,540	[c]	516,027
Apartment Income REIT Corp.	9,794	[c]	400,085
AvalonBay Communities Inc.	7,330	[c]	1,472,670
Brixmor Property Group Inc.	79,420	[c]	1,705,942
Camden Property Trust	19,110	[c]	2,455,826
CBRE Group Inc., Cl. A	108,679	[a]	8,581,294
Cousins Properties Inc.	72,810	[c]	1,954,948
CubeSmart	13,560	[c]	624,438
Digital Realty Trust Inc.	44,839	[c]	5,543,446
Douglas Emmett Inc.	2,605	[c]	50,850
Duke Realty Corp.	41,124	[c]	2,420,147
EPR Properties	4,975	[c]	216,363
Equinix Inc.	5,324	[c]	3,499,838
Equity Lifestyle Properties Inc.	52,700	[c]	3,694,270
Equity Residential	131,555	[c]	9,627,195
Essex Property Trust Inc.	20,354	[c]	5,395,031
Extra Space Storage Inc.	22,840	[c]	4,538,993
Federal Realty Investment Trust	6,132	[c]	620,988
Healthcare Realty Trust Inc.	11,800	[c]	286,976
Healthpeak Properties Inc.	69,367	[c]	1,820,884
Highwoods Properties Inc.	17,985	[c]	546,924
Host Hotels & Resorts Inc.	64,354	[c]	1,143,571
Iron Mountain Inc.	8,705	[c]	457,970
JBG SMITH Properties	445	[b,c]	9,777
Kilroy Realty Corp.	32,324	[c]	1,576,441
Kimco Realty Corp.	91,134	[c]	1,921,105
Lamar Advertising Co., Cl. A	32,938	[c]	3,092,549
Life Storage Inc.	11,322	[c]	1,440,724
Medical Properties Trust Inc.	77,840	[c]	1,137,242
Mid-America Apartment Communities Inc.	6,670	[c]	1,105,019
National Retail Properties Inc.	17,080	[c]	766,892

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Real Estate - 5.2% (continued)
Omega Healthcare Investors Inc.	23,130	[b,c]	755,426
Opendoor Technologies Inc.	61,320	[a]	265,516
Park Hotels & Resorts Inc.	39,430	[c]	552,020
Rayonier Inc.	24,799	[c]	880,860
Realty Income Corp.	34,746	[c]	2,372,457
Regency Centers Corp.	62,893	[c]	3,826,410
SBA Communications Corp.	2,344	[c]	762,386
Simon Property Group Inc.	14,590	[c]	1,487,888
SL Green Realty Corp.	13,204	[c]	583,221
Spirit Realty Capital Inc.	23,674	[c]	967,083
STORE Capital Corp.	9,355	[c]	252,398
UDR Inc.	28,390	[c]	1,273,859
Ventas Inc.	25,565	[c]	1,223,541
VICI Properties Inc.	44,120	[c]	1,455,519
Welltower Inc.	72,470	[c]	5,554,825
WeWork Inc., CI. A	30,590	[a,b]	125,419
Weyerhaeuser Co.	27,897	[c]	952,962
WP Carey Inc.	2,300	[c]	193,269
Zillow Group Inc., Cl. C	51,476	[a]	1,722,387
		100,624,065
Retailing - 5.4%
Advance Auto Parts Inc.	5,581		941,180
AutoZone Inc.	4,962	[a]	10,515,520
Bath & Body Works Inc.	25,435		949,489
Best Buy Co.	19,821		1,401,146
Burlington Stores Inc.	50,200	[a,b]	7,037,538
CarMax Inc.	16,745	[a,b]	1,480,928
Carvana Co.	12,075	[a,b]	398,354
Chewy Inc., Cl. A	45,090	[a,b]	1,547,940
Coupang Inc.	110,562	[a]	1,868,498
Dollar Tree Inc.	62,389	[a]	8,464,940
Doordash Inc., Cl. A	18,100	[a]	1,084,190
eBay Inc.	16,735		738,516
Etsy Inc.	39,497	[a,b]	4,171,278
Farfetch Ltd., Cl. A	121,671	[a]	1,220,360
Five Below Inc.	3,867	[a]	494,512
Genuine Parts Co.	7,796		1,216,254
Kohl's Corp.	24,475		695,579
LKQ Corp.	73,790		3,927,104
Macy's Inc.	12,020		208,186
Nordstrom Inc.	8,200	[b]	140,302
Ollie's Bargain Outlet Holdings Inc.	80,725	[a]	4,464,900
O'Reilly Automotive Inc.	24,957	[a]	17,398,024
Pool Corp.	31,104		10,550,166
RH	162	[a,b]	41,457
Ross Stores Inc.	140,157		12,091,344
The Gap Inc.	26,140	[b]	238,920
Tractor Supply Co.	11,720		2,169,958
Ulta Beauty Inc.	19,311	[a]	8,108,110

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Retailing - 5.4% (continued)
Victoria's Secret & Co.	12,270	[a]	410,309
Wayfair Inc., Cl. A	8,160	[a,b]	430,114
Williams-Sonoma Inc.	7,545	[b]	1,122,319
		105,527,435
Semiconductors & Semiconductor Equipment - 1.7%
Cirrus Logic Inc.	515	[a]	39,495
Enphase Energy Inc.	8,084	[a]	2,315,581
First Solar Inc.	10,380	[a]	1,323,969
KLA Corp.	3,654		1,257,451
Lattice Semiconductor Corp.	9,965	[a]	537,113
Microchip Technology Inc.	66,399		4,332,535
Monolithic Power Systems Inc.	6,451		2,923,464
NVIDIA Corp.	22,756		3,434,791
NXP Semiconductors NV	9,873		1,624,898
ON Semiconductor Corp.	8,825	[a]	606,895
Qorvo Inc.	51,992	[a]	4,667,842
Skyworks Solutions Inc.	86,883		8,562,320
Teradyne Inc.	4,405		372,839
Universal Display Corp.	6,433		718,759
Wolfspeed Inc.	10,420	[a]	1,182,357
		33,900,309
Software & Services - 12.8%
Affirm Holdings Inc.	10,645	[a]	249,412
Akamai Technologies Inc.	13,505	[a]	1,219,231
Ansys Inc.	41,930	[a]	10,411,219
AppLovin Corp., Cl. A	17,220	[a,b]	424,129
Aspen Technology Inc.	1,961	[a]	412,987
Avalara Inc.	8,235	[a,b]	754,244
Bill.com Holdings Inc.	32,567	[a]	5,271,946
Black Knight Inc.	14,860	[a]	983,138
BlackLine Inc.	74,534	[a,b]	5,063,840
Block Inc.	68,547	[a]	4,723,574
Broadridge Financial Solutions Inc.	62,513		10,700,350
Cadence Design Systems Inc.	30,270	[a]	5,260,018
CCC Intelligent Solutions Holdings Inc	15,725	[a]	150,331
Ceridian HCM Holding Inc.	8,290	[a]	494,416
Check Point Software Technologies Ltd.	26,335	[a]	3,166,520
Citrix Systems Inc.	7,325		752,790
Cloudflare Inc., Cl. A	12,600	[a]	788,382
Cognizant Technology Solutions Corp., Cl. A	51,381		3,245,738
Confluent Inc., Cl. A	9,225	[a,b]	252,396
Coupa Software Inc.	11,125	[a]	649,700
CrowdStrike Holdings Inc., CI. A	12,170	[a]	2,222,364
Datadog Inc., Cl. A	16,575	[a]	1,739,546
DigitalOcean Holdings Inc.	36,696	[a,b]	1,544,535
DocuSign Inc.	34,185	[a]	1,990,251

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Software & Services - 12.8% (continued)
Dolby Laboratories Inc., Cl. A	49,313		3,611,684
DoubleVerify Holdings Inc.	8,840	[a]	228,514
DXC Technology Co.	15,730	[a]	389,789
Dynatrace Inc.	12,410	[a]	473,814
Elastic NV	3,420	[a]	286,972
EPAM Systems Inc.	25,762	[a]	10,987,493
Euronet Worldwide Inc.	98,944	[a]	8,772,375
EVERTEC Inc.	39,375		1,323,000
Fair Isaac Corp.	3,703	[a]	1,664,128
Fidelity National Information Services Inc.	13,012		1,188,906
Fiserv Inc.	73,970	[a]	7,485,024
Five9 Inc.	8,065	[a]	791,257
FLEETCOR Technologies Inc.	2,689	[a]	571,493
Fortinet Inc.	32,830	[a]	1,598,493
Gartner Inc.	38,783	[a]	11,065,566
Global Payments Inc.	139,793		17,366,484
Globant SA	287	[a]	60,491
HubSpot Inc.	44,821	[a]	15,106,470
Informatica Inc., Cl. A	9,460	[a,b]	208,782
Intuit Inc.	29,784		12,860,136
Jack Henry & Associates Inc.	12,081		2,321,968
Jamf Holding Corp.	5,460	[a]	130,767
Kyndryl Holdings Inc.	35,515	[a]	370,066
Mandiant Inc.	30,045	[a]	686,829
MongoDB Inc.	3,612	[a]	1,166,170
nCino Inc.	2,850	[a,b]	89,889
NCR Corp.	13,965	[a]	433,613
New Relic Inc.	7,695	[a]	467,163
NortonLifeLock Inc.	138,658		3,132,284
Okta Inc.	13,797	[a]	1,261,046
Palantir Technologies Inc., Cl. A	107,950	[a,b]	833,374
Paychex Inc.	23,210		2,862,721
Paycom Software Inc.	5,762	[a]	2,023,614
Paycor HCM Inc.	7,610	[a]	225,484
Procore Technologies Inc.	3,250	[a]	177,450
PTC Inc.	744	[a]	85,478
RingCentral Inc., Cl. A	3,380	[a]	145,475
Roper Technologies Inc.	30,940		12,455,825
SentinelOne Inc., Cl. A	16,030	[a]	437,779
ServiceNow Inc.	19,438	[a]	8,448,144
Shopify Inc., Cl. A	103,060	[a]	3,261,849
Splunk Inc.	103,892	[a]	9,353,397
SS&C Technologies Holdings Inc.	139,003		7,750,807
Synopsys Inc.	6,218	[a]	2,151,552
The Trade Desk Inc., Cl. A	73,672	[a]	4,619,234
Toast Inc., Cl. A	18,225	[a]	344,999
Twilio Inc., Cl. A	80,934	[a]	5,631,388
Tyler Technologies Inc.	23,646	[a]	8,784,725

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.9%(continued)
Software & Services - 12.8% (continued)
UiPath Inc., Cl. A	43,260	[a]	711,627
Unity Software Inc.	19,442	[a,b]	830,562
Verisign Inc.	12,957	[a]	2,361,025
WEX Inc.	3,636	[a]	560,853
Wix.com Ltd.	838	[a]	53,037
Zendesk Inc.	44,368	[a]	3,406,131
Zoom Video Communications Inc., CI. A	32,032	[a]	2,575,373
Zscaler Inc.	11,060	[a]	1,761,194
		250,424,820
Technology Hardware & Equipment - 4.9%
Amphenol Corp., Cl. A	278,218		20,457,370
Arista Networks Inc.	7,460	[a]	894,305
CDW Corp.	3,923		669,656
Ciena Corp.	8,435	[a]	427,992
Cognex Corp.	67,319		2,834,803
Corning Inc.	16,580		569,026
F5 Inc.	6,940	[a]	1,089,996
Flex Ltd.	85,187	[a]	1,517,180
HP Inc.	54,780		1,572,734
II-VI Inc.	3,420	[a]	161,527
IPG Photonics Corp.	4,275	[a]	387,272
Jabil Inc.	15,780		951,534
Keysight Technologies Inc.	100,132	[a]	16,410,633
Lumentum Holdings Inc.	51,993	[a]	4,344,015
Motorola Solutions Inc.	17,464		4,250,912
NetApp Inc.	53,402		3,851,886
Nokia OYJ, ADR	1,359,323		6,864,581
Pure Storage Inc., Cl. A	27,470	[a]	795,806
TE Connectivity Ltd.	42,192		5,325,052
Trimble Inc.	143,466	[a]	9,074,224
Western Digital Corp.	175,987	[a]	7,437,211
Zebra Technologies Corp., Cl. A	17,187	[a]	5,184,287
		95,072,002
Telecommunication Services - .0%
Lumen Technologies Inc.	59,340	[b]	591,026
Transportation - 1.5%
Alaska Air Group Inc.	67,771	[a]	2,952,105
American Airlines Group Inc.	39,040	[a]	507,130
Avis Budget Group Inc.	1,039	[a]	173,908
Copa Holdings SA, Cl. A	8,759	[a]	623,641
Delta Air Lines Inc.	430	[a]	13,360
Expeditors International of Washington Inc.	45,327		4,663,695
FedEx Corp.	11,326		2,387,634
Hertz Global Holdings Inc.	15,910	[a,b]	293,699
J.B. Hunt Transport Services Inc.	23,397		4,071,546
JetBlue Airways Corp.	147,385	[a]	1,148,129
Landstar System Inc.	25,098		3,680,120

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 96.9%(continued)
Transportation - 1.5% (continued)
Lyft Inc., Cl. A		150,168	[a]	2,211,975
Norfolk Southern Corp.		14,080		3,423,270
Ryder System Inc.		12,985		992,573
Southwest Airlines Co.		4,895	[a]	179,647
United Airlines Holdings Inc.		34,750	[a]	1,216,597
			28,539,029
Utilities - 4.3%
Ameren Corp.		49,340		4,569,871
American Electric Power Co.		29,605		2,966,421
American Water Works Co.		22,414		3,327,358
CenterPoint Energy Inc.		249,067		7,853,083
CMS Energy Corp.		33,765		2,280,488
Constellation Energy Corp.		161,035		13,138,846
DTE Energy Co.		36,559		4,765,100
Edison International		34,237		2,320,241
Entergy Corp.		50,502		5,822,881
Essential Utilities Inc.		10,110		496,907
Eversource Energy		43,050		3,861,154
Exelon Corp.		128,325		5,634,751
FirstEnergy Corp.		7,248		286,658
IDACORP Inc.		1,090		119,072
NiSource Inc.		42,260		1,247,093
NRG Energy Inc.		65,040		2,684,851
Pinnacle West Capital Corp.		23,700		1,785,795
PPL Corp.		189,602		5,513,626
Public Service Enterprise Group Inc.		12,840		826,382
The AES Corp.		70,645		1,797,915
UGI Corp.		11,375		449,313
Vistra Energy Corp.		258,192		6,390,252
WEC Energy Group Inc.		20,550		2,119,527
Xcel Energy Inc.		42,585		3,161,936
			83,419,521
Total Common Stocks(cost $1,056,845,199)			1,888,405,926

Exchange-Traded Funds - 1.6%
Registered Investment Companies - 1.6%
iShares Russell Mid-Cap Growth ETF		256,855	[b]	22,086,961
SPDR S&P MidCap 400 ETF Trust		22,153	[b]	9,837,926
Total Exchange-Traded Funds(cost $31,688,023)			31,924,887
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $32,165,379)	2.34	32,165,379	[d]	32,165,379

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $20,829,528)	2.34	20,829,528	[d]	20,829,528
Total Investments (cost $1,141,528,129)		101.2%	1,973,325,720
Liabilities, Less Cash and Receivables		(1.2%)	(24,043,146)
Net Assets		100.0%	1,949,282,574

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $56,042,170 and the value of the collateral was $58,095,335, consisting of cash collateral of $20,829,528 and U.S. Government & Agency securities valued at $37,265,807. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	19.6
Industrials	15.5
Consumer Discretionary	13.7
Health Care	13.4
Financials	11.2
Real Estate	5.2
Energy	5.2
Investment Companies	4.3
Utilities	4.3
Materials	3.8
Communication Services	2.6
Consumer Staples	2.4
101.2

† Based on net assets.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.6%	41,572,222	380,875,548	(390,282,391)	32,165,379	211,179
Investment of Cash Collateral for Securities Loaned - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.1%	-	292,939,061	(272,109,533)	20,829,528	150,049	††
Total - 2.7%	41,572,222	673,814,609	(662,391,924)	52,994,907	361,228

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 95.6%
Automobiles & Components - .5%
Gentherm Inc.	28,546	[a]	1,709,905
Stoneridge Inc.	65,518	[a]	1,244,842
		2,954,747
Banks - 8.7%
BankUnited Inc.	99,773		3,696,590
Banner Corp.	25,070		1,523,253
Capstar Financial Holdings Inc.	13,429		270,594
Central Pacific Financial Corp.	70,048		1,526,346
Columbia Banking System Inc.	82,746		2,478,243
CVB Financial Corp.	73,436		1,926,961
Essent Group Ltd.	129,809		5,191,062
First Bancorp	37,192		1,354,161
First BanCorp	335,114		4,792,130
First Hawaiian Inc.	41,552		1,068,302
First Interstate BancSystem Inc., Cl. A	135,443		5,452,935
First Merchants Corp.	58,702		2,337,514
HarborOne Bancorp Inc.	86,628		1,181,606
Heritage Commerce Corp.	122,588		1,384,018
Heritage Financial Corp.	45,965		1,194,630
National Bank Holdings Corp., Cl. A	32,257		1,294,473
Seacoast Banking Corp. of Florida	69,634		2,250,571
Silvergate Capital Corp., Cl. A	20,490	[a]	1,867,049
SouthState Corp.	10,777		841,037
Synovus Financial Corp.	80,726		3,241,956
Texas Capital Bancshares Inc.	59,070	[a]	3,486,902
UMB Financial Corp.	17,577		1,572,614
United Community Bank Inc.	51,525		1,727,633
Webster Financial Corp.	34,707		1,632,964
		53,293,544
Capital Goods - 12.9%
AerCap Holdings NV	24,833	[a]	1,093,894
Aerojet Rocketdyne Holdings Inc.	50,019	[a]	2,154,318
AeroVironment Inc.	20,630	[a]	1,828,850
Armstrong World Industries Inc.	44,590		3,745,114
Astec Industries Inc.	22,374		854,239
BWX Technologies Inc.	43,718		2,279,019
Construction Partners Inc., Cl. A	167,554	[a]	4,902,630
Curtiss-Wright Corp.	13,175		1,939,228
Dycom Industries Inc.	27,516	[a]	3,085,094
EMCOR Group Inc.	19,280		2,292,778
Energy Recovery Inc.	187,069	[a]	4,291,363
EnerSys	47,254		2,947,232
Flowserve Corp.	69,378		2,113,948
Fluor Corp.	422,738	[a]	11,177,193
Gibraltar Industries Inc.	48,618	[a]	2,034,663
GrafTech International Ltd.	304,214		1,788,778
Granite Construction Inc.	49,562		1,485,869
Hyster-Yale Materials Handling Inc.	3,438		100,149

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6%(continued)
Capital Goods - 12.9% (continued)
Lindsay Corp.	7,564		1,212,963
Matrix Service Co.	246,215	[a]	1,398,501
Maxar Technologies Inc.	88,917		2,118,892
MDU Resources Group Inc.	63,248		1,906,927
Mercury Systems Inc.	93,881	[a]	4,518,493
MSC Industrial Direct Co., Cl. A	21,945		1,738,263
SiteOne Landscape Supply Inc.	11,935	[a]	1,493,785
Spirit AeroSystems Holdings Inc., Cl. A	63,079		1,898,678
Terex Corp.	40,985		1,361,522
The AZEK Company	65,829	[a]	1,201,379
Titan Machinery Inc.	69,863	[a]	2,150,383
Triumph Group Inc.	67,441	[a]	876,059
Wabash National Corp.	207,155		3,407,700
WESCO International Inc.	24,543	[a]	3,231,822
		78,629,726
Commercial & Professional Services - 2.3%
CACI International Inc., Cl. A	14,100	[a]	3,960,267
Huron Consulting Group Inc.	15,134	[a]	1,012,465
KBR Inc.	109,458		5,286,821
Korn Ferry	18,923		1,152,789
Li-Cycle Holdings Corp.	117,535	[a]	847,427
The Brink's Company	33,617		1,858,348
		14,118,117
Consumer Durables & Apparel - 3.0%
Allbirds Inc., CI. A	380,430	[a,b]	1,563,567
Capri Holdings Ltd.	22,243	[a]	1,049,425
Cavco Industries Inc.	5,594	[a]	1,309,052
GoPro Inc., Cl. A	585,054	[a]	3,562,979
Helen of Troy Ltd.	5,201	[a]	643,000
Meritage Homes Corp.	32,206	[a]	2,523,340
Oxford Industries Inc.	1,273		135,867
Peloton Interactive Inc., Cl. A	212,277	[a]	2,163,103
Skechers USA Inc., CI. A	5,900	[a]	223,020
Sonos Inc.	28,520	[a,b]	428,941
Topgolf Callaway Brands Corp.	228,165	[a]	5,049,291
		18,651,585
Consumer Services - 2.6%
Bloomin' Brands Inc.	162,738		3,290,562
European Wax Center Inc., Cl. A	75,863	[a,b]	1,640,917
Genius Sports Ltd.	76,264	[a]	312,682
Membership Collective Group Inc., Cl. A	173,281	[a,b]	982,503
Papa John's International Inc.	23,524	[b]	1,901,445
Planet Fitness Inc., Cl. A	86,164	[a]	5,837,611
Six Flags Entertainment Corp.	83,317	[a,b]	1,845,472
		15,811,192

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6%(continued)
Diversified Financials - 1.7%
Cohen & Steers Inc.	14,499		1,034,939
Federated Hermes Inc.	94,534		3,219,828
LPL Financial Holdings Inc.	10,454		2,313,784
MarketWise Inc.	125,477	[a]	350,081
PJT Partners Inc., Cl. A	42,167		2,918,800
PROG Holdings Inc.	33,648	[a]	623,834
WisdomTree Investments Inc.	41,297		206,898
		10,668,164
Energy - 6.9%
Cactus Inc., Cl. A	149,334		5,965,893
ChampionX Corp.	74,804		1,631,475
Chesapeake Energy Corp.	26,550	[b]	2,668,009
CNX Resources Corp.	279,194	[a,b]	4,933,358
Comstock Resources Inc.	75,553	[a]	1,480,839
EQT Corp.	155,802		7,447,336
Helix Energy Solutions Group Inc.	277,047	[a]	1,196,843
Liberty Energy Inc.	111,466	[a]	1,671,990
PBF Energy Inc., Cl. A	267,946	[a]	9,153,035
Viper Energy Partners LP	202,788		6,189,090
		42,337,868
Food & Staples Retailing - 1.8%
Grocery Outlet Holding Corp.	144,588	[a]	5,800,871
The Chefs' Warehouse Inc.	146,919	[a]	4,898,279
		10,699,150
Food, Beverage & Tobacco - 1.0%
Fresh Del Monte Produce Inc.	50,650		1,384,771
Freshpet Inc.	41,381	[a,b]	1,801,315
J&J Snack Foods Corp.	10,489		1,563,176
The Boston Beer Company, Cl. A	4,563	[a]	1,538,096
		6,287,358
Health Care Equipment & Services - 12.8%
1Life Healthcare Inc.	238,641	[a]	4,107,012
Acadia Healthcare Co.	80,182	[a]	6,569,311
Amedisys Inc.	31,607	[a]	3,743,849
AtriCure Inc.	41,217	[a]	1,880,320
Embecta Corp.	53,330		1,702,294
Encompass Health Corp.	33,148		1,609,998
Enovis Corp.	21,123	[a]	1,069,880
Evolent Health Inc., Cl. A	216,807	[a]	7,967,657
Health Catalyst Inc.	183,480	[a]	2,201,760
Inspire Medical Systems Inc.	6,660	[a]	1,275,323
iRhythm Technologies Inc.	27,730	[a]	4,088,788
Merit Medical Systems Inc.	42,968	[a]	2,544,995
ModivCare Inc.	38,409	[a]	4,160,463
NuVasive Inc.	74,762	[a]	3,178,133
Omnicell Inc.	12,640	[a]	1,292,946
Outset Medical Inc.	48,480	[a]	886,699
Privia Health Group Inc.	317,104	[a,b]	12,617,568
R1 RCM Inc.	254,577	[a]	5,562,507

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6%(continued)
Health Care Equipment & Services - 12.8% (continued)
Select Medical Holdings Corp.	111,287	[b]	2,853,399
TransMedics Group Inc.	167,386	[a]	8,709,094
		78,021,996
Household & Personal Products - 1.1%
Inter Parfums Inc.	43,694		3,430,853
Spectrum Brands Holdings Inc.	53,231		3,353,021
		6,783,874
Insurance - 1.7%
BRP Group Inc., Cl. A	149,287	[a,b]	4,687,612
Palomar Holdings Inc.	19,568	[a]	1,551,547
Selective Insurance Group Inc.	20,336		1,615,085
The Hanover Insurance Group Inc.	20,640		2,670,610
		10,524,854
Materials - 3.9%
Alamos Gold Inc., Cl. A	972,189		6,990,039
Carpenter Technology Corp.	80,640		2,739,341
Constellium SE	151,065	[a]	2,012,186
Hecla Mining Co.	351,595		1,385,284
Largo Inc.	224,679	[a,b]	1,541,298
Livent Corp.	37,231	[a,b]	1,198,094
Materion Corp.	24,358		2,102,339
MP Materials Corp.	46,984	[a]	1,643,970
Royal Gold Inc.	15,763		1,448,620
Schnitzer Steel Industries Inc., Cl. A	35,950		1,187,788
Tronox Holdings PLC, Cl. A	127,526		1,865,705
		24,114,664
Media & Entertainment - 2.6%
Cardlytics Inc.	14,787	[a]	195,780
Eventbrite Inc., Cl. A	369,246	[a,b]	2,625,339
IMAX Corp.	115,437	[a]	1,810,052
John Wiley & Sons Inc., Cl. A	22,003		1,012,798
Lions Gate Entertainment Corp., Cl. A	132,115	[a]	1,301,333
Lions Gate Entertainment Corp., Cl. B	136,864	[a]	1,276,941
Magnite Inc.	390,034	[a]	2,936,956
Manchester United, Cl. A	99,387	[b]	1,335,761
Scholastic Corp.	33,171		1,522,881
TrueCar Inc.	339,912	[a]	741,008
Ziff Davis Inc.	15,992	[a]	1,235,862
		15,994,711
Pharmaceuticals Biotechnology & Life Sciences - 7.4%
10X Genomics Inc., CI. A	13,327	[a]	439,658
Alkermes PLC	262,830	[a]	6,221,186
Ascendis Pharma A/S, ADR	9,674	[a]	866,500
Beam Therapeutics Inc.	18,027	[a,b]	984,274
Biohaven Pharmaceutical Holding Co.	35,071	[a]	5,237,854
CareDx Inc.	23,174	[a]	453,979

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.4% (continued)
Crinetics Pharmaceuticals Inc.	80,535	[a]	1,520,501
Cytokinetics Inc.	26,929	[a]	1,426,160
Denali Therapeutics Inc.	130,566	[a]	3,612,761
Edgewise Therapeutics Inc.	55,389	[a]	558,321
Insmed Inc.	28,127	[a]	692,487
Karuna Therapeutics Inc.	7,327	[a]	1,868,825
Kymera Therapeutics Inc.	59,885	[a]	1,692,949
Medpace Holdings Inc.	6,894	[a]	1,017,623
MeiraGTx Holdings PLC	33,700	[a]	279,710
NanoString Technologies Inc.	61,302	[a]	831,255
Pacific Biosciences of California Inc.	46,744	[a,b]	273,920
PTC Therapeutics Inc.	46,924	[a]	2,343,385
Quanterix Corp.	62,242	[a]	581,963
Sarepta Therapeutics Inc.	36,662	[a]	4,010,090
Twist Bioscience Corp.	37,010	[a]	1,484,841
Ultragenyx Pharmaceutical Inc.	33,473	[a]	1,596,327
uniQure Nv	31,637	[a]	618,187
Vanda Pharmaceuticals Inc.	25,941	[a]	274,456
Xenon Pharmaceuticals Inc.	165,454	[a]	6,421,270
		45,308,482
Real Estate - 4.2%
Agree Realty Corp.	31,034	[c]	2,337,481
Colliers International Group Inc.	29,128	[b]	3,402,150
Douglas Elliman Inc.	116,011		534,811
EPR Properties	90,602	[c]	3,940,281
Highwoods Properties Inc.	9,874	[c]	300,268
Newmark Group Inc., Cl. A	22,563		231,271
Pebblebrook Hotel Trust	189,866	[c]	3,345,439
Physicians Realty Trust	142,937	[c]	2,381,330
Potlatchdeltic Corp.	39,566	[c]	1,836,654
Rayonier Inc.	28,296	[c]	1,005,074
Ryman Hospitality Properties Inc.	5,230	[a,c]	430,011
STAG Industrial Inc.	31,373	[c]	966,288
Sunstone Hotel Investors Inc.	166,610	[c]	1,814,383
Terreno Realty Corp.	17,990	[c]	1,097,210
Urban Edge Properties	114,312	[c]	1,798,128
		25,420,779
Retailing - 3.1%
Bed Bath & Beyond Inc.	14,841	[a,b]	141,435
Designer Brands Inc., Cl. A	180,685	[b]	3,082,486
Funko Inc., Cl. A	95,506	[a,b]	2,126,919
National Vision Holdings Inc.	115,524	[a]	3,838,862
Ollie's Bargain Outlet Holdings Inc.	89,613	[a]	4,956,495
Petco Health & Wellness Co.	148,693	[a]	2,218,500
Urban Outfitters Inc.	30,361	[a,b]	611,167
Warby Parker Inc., Cl. A	161,135	[a,b]	2,025,467
		19,001,331

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6%(continued)
Semiconductors & Semiconductor Equipment - 1.4%
Diodes Inc.	3,370	[a]	239,843
MaxLinear Inc.	83,841	[a]	3,012,407
Power Integrations Inc.	34,047		2,435,382
Semtech Corp.	53,484	[a]	2,470,426
SkyWater Technology Inc.	46,805	[a,b]	608,465
		8,766,523
Software & Services - 6.7%
A10 Networks Inc.	119,726		1,664,191
AvidXchange Holdings Inc.	151,794	[a]	1,182,475
ChannelAdvisor Corp.	235,012	[a]	3,546,331
Cognyte Software Ltd.	31,479	[a]	164,320
DigitalOcean Holdings Inc.	28,547	[a,b]	1,201,543
Edgio Inc.	1,261,378	[a,b]	4,641,871
Everbridge Inc.	25,820	[a]	1,027,120
Flywire Corp.	7,395	[a]	183,840
HubSpot Inc.	11,557	[a]	3,895,171
JFrog Ltd.	95,533	[a]	2,020,523
nCino Inc.	20,316	[a,b]	640,767
Paya Holdings Inc.	659,732	[a]	4,136,520
Progress Software Corp.	57,832	[b]	2,783,454
Rapid7 Inc.	62,261	[a]	3,580,007
Shift4 Payments Inc., Cl. A	25,250	[a]	1,143,572
Twilio Inc., Cl. A	20,372	[a]	1,417,484
Verint Systems Inc.	36,631	[a]	1,776,237
WM Technology Inc.	151,498	[a,b]	396,925
Zendesk Inc.	29,612	[a]	2,273,313
Zuora Inc., Cl. A	410,159	[a]	3,150,021
		40,825,685
Technology Hardware & Equipment - 4.8%
ADTRAN Holdings Inc.	326,041		7,577,193
Arlo Technologies Inc.	281,276	[a]	1,712,971
Calix Inc.	84,058	[a]	4,946,813
Corsair Gaming Inc.	26,895	[a,b]	413,914
Extreme Networks Inc.	515,743	[a]	7,390,597
Lumentum Holdings Inc.	50,246	[a]	4,198,053
NETGEAR Inc.	28,472	[a]	671,654
nLight Inc.	158,770	[a]	1,983,037
Ondas Holdings Inc.	68,187	[a,b]	321,843
		29,216,075
Telecommunication Services - .1%
Bandwidth Inc., Cl. A	35,689	[a]	553,179
Transportation - .5%
SkyWest Inc.	138,950	[a]	2,958,245
Utilities - 3.9%
Avista Corp.	46,080		1,872,230
Chesapeake Utilities Corp.	12,268		1,549,448
Clearway Energy Inc., Cl. C	159,145	[b]	5,904,279
NextEra Energy Partners LP	83,687		6,869,866

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.6%(continued)
Utilities - 3.9% (continued)
NorthWestern Corp.		30,465	1,614,036
PNM Resources Inc.		36,276	1,720,571
Portland General Electric Co.		44,421	2,295,233
Southwest Gas Holdings Inc.		25,790	2,007,751
			23,833,414
Total Common Stocks(cost $507,821,054)			584,775,263

Exchange-Traded Funds - .2%
Registered Investment Companies - .2%
iShares Russell 2000 Value ETF (cost $1,176,851)		7,515	1,087,270
	1-Day Yield (%)
Investment Companies - 4.0%
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $24,504,649)	2.34	24,504,649	[d] 24,504,649

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $8,610,562)	2.34	8,610,562	[d] 8,610,562
Total Investments (cost $542,113,116)		101.2%	618,977,744
Liabilities, Less Cash and Receivables		(1.2%)	(7,053,779)
Net Assets		100.0%	611,923,965

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $35,880,947 and the value of the collateral was $36,447,509, consisting of cash collateral of $8,610,562 and U.S. Government & Agency securities valued at $27,836,947. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	20.2
Industrials	15.6
Information Technology	12.9
Financials	12.2
Consumer Discretionary	9.2
Energy	6.9
Investment Companies	5.6
Real Estate	4.2
Materials	3.9
Utilities	3.9
Consumer Staples	3.9
Communication Services	2.7
101.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.0%	42,511,157	228,561,094	(246,567,602)	24,504,649	139,389
Investment of Cash Collateral for Securities Loaned - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.4%	18,245,364	165,932,528	(175,567,330)	8,610,562	316,947	††
Total - 5.4%	60,756,521	394,493,622	(422,134,932)	33,115,211	456,336

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Focused Equity Opportunities Fund
Description		Shares	Value ($)
Common Stocks - 99.8%
Banks - 2.9%
Truist Financial Corp.		189,058	8,855,477
Capital Goods - 10.2%
Deere & Co.		33,905	12,383,801
Eaton Corp.		63,138	8,627,176
Raytheon Technologies Corp.		113,126	10,153,058
			31,164,035
Consumer Durables & Apparel - 2.9%
NIKE Inc., Cl. B		84,544	8,999,709
Diversified Financials - 3.2%
CME Group Inc.		50,752	9,927,599
Energy - 6.1%
Pioneer Natural Resources Co.		74,189	18,786,139
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.		14,337	7,485,348
Food, Beverage & Tobacco - 3.9%
The Coca-Cola Company		192,680	11,890,283
Health Care Equipment & Services - 7.7%
Boston Scientific Corp.		211,428	[a] 8,522,663
UnitedHealth Group Inc.		28,883	14,999,808
			23,522,471
Insurance - 4.8%
American International Group Inc.		284,175	14,706,056
Materials - 1.7%
Martin Marietta Materials Inc.		15,347	5,336,305
Media & Entertainment - 5.2%
Alphabet Inc., Cl. A		109,026	[a] 11,798,794
Meta Platforms Inc., Cl. A		25,240	[a] 4,112,353
			15,911,147
Pharmaceuticals Biotechnology & Life Sciences - 7.2%
AbbVie Inc.		95,294	12,813,231
Danaher Corp.		33,648	9,081,932
			21,895,163
Real Estate - 2.8%
American Tower Corp.		33,351	[b] 8,472,821
Retailing - 4.9%
Amazon.com Inc.		118,253	[a] 14,990,933
Semiconductors & Semiconductor Equipment - 9.5%
Advanced Micro Devices Inc.		120,108	[a] 10,193,566
Lam Research Corp.		20,289	8,884,756
NVIDIA Corp.		65,384	9,869,061
			28,947,383
Software & Services - 9.6%
Mastercard Inc., Cl. A		32,246	10,459,635
Microsoft Corp.		71,747	18,759,688
			29,219,323

BNY Mellon Focused Equity Opportunities Fund (continued)
Description		Shares	Value ($)
Common Stocks - 99.8%(continued)
Technology Hardware & Equipment - 5.0%
Apple Inc.		97,605	15,345,458
Telecommunication Services - 5.0%
T-Mobile US Inc.		106,752	[a] 15,368,018
Utilities - 4.7%
Public Service Enterprise Group Inc.		224,463	14,446,439
Total Common Stocks(cost $212,189,886)			305,270,107
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,135,610)	2.34	1,135,610	[c] 1,135,610
Total Investments (cost $213,325,496)		100.2%	306,405,717
Liabilities, Less Cash and Receivables		(.2%)	(469,751)
Net Assets		100.0%	305,935,966

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.0
Health Care	14.9
Financials	11.0
Communication Services	10.2
Industrials	10.2
Consumer Discretionary	7.8
Consumer Staples	6.3
Energy	6.1
Utilities	4.7
Real Estate	2.8
Materials	1.8
Investment Companies	.4
100.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	2,622,603	139,328,294	(140,815,287)	1,135,610	24,198

† Includes reinvested dividends/distributions.

See notes to financial statements.

BNY Mellon International Fund
Description	Shares		Value ($)
Common Stocks - 94.9%
Australia - 6.1%
AGL Energy Ltd.	382,924		2,002,218
Aristocrat Leisure Ltd.	40,475		982,472
ASX Ltd.	168,131		8,966,618
Brambles Ltd.	199,605		1,677,979
Fortescue Metals Group Ltd.	226,699		2,839,804
Macquarie Group Ltd.	41,692		5,015,560
		21,484,651
Austria - .9%
OMV AG	79,617	[a]	3,216,798
Belgium - 1.5%
Ageas SA	130,188		5,281,041
Denmark - .5%
AP Moller - Maersk A/S, Cl. B	760		1,817,443
France - 13.6%
AXA SA	145,190		3,426,416
BNP Paribas SA	259,359		12,087,400
Cie Generale des Etablissements Michelin SCA	209,068		5,082,596
Euroapi SA	4,715	[b]	73,525
Klepierre SA	143,419	[b]	2,940,792
LVMH SE	15,662		10,130,114
Sanofi	127,581		10,500,207
Teleperformance	13,120		3,741,283
		47,982,333
Germany - 8.8%
Allianz SE	16,588		2,805,832
Bayer AG	176,071		9,307,253
Daimler Truck Holding AG	61,176	[b]	1,568,974
Deutsche Post AG	215,563		7,879,055
Evonik Industries AG	218,150		4,065,629
HeidelbergCement AG	22,464		1,018,262
Mercedes-Benz Group AG	82,554		4,654,271
		31,299,276
Hong Kong - 1.0%
Sun Hung Kai Properties Ltd.	300,000		3,516,923
Italy - 4.9%
Enel SPA	2,122,773		10,000,663
Eni SPA	606,265		7,168,803
		17,169,466
Japan - 20.1%
Advantest Corp.	63,700		3,616,874
Casio Computer Co.	271,500	[a]	2,562,528
FUJIFILM Holdings Corp.	37,100		1,883,617
Fujitsu Ltd.	39,500		4,668,627
ITOCHU Corp.	209,000		5,736,654
Mitsubishi Electric Corp.	260,000		2,633,329
Mizuho Financial Group Inc.	122,600		1,402,282
Nintendo Co.	8,800		3,591,779

BNY Mellon International Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.9%(continued)
Japan - 20.1% (continued)
Nippon Telegraph & Telephone Corp.	405,700		10,989,159
Recruit Holdings Co.	118,200		3,764,037
Renesas Electronics Corp.	456,100	[b]	4,293,202
Shionogi & Co.	113,400		5,516,553
Sony Group Corp.	85,500		6,781,743
Sumitomo Mitsui Financial Group Inc.	231,100		6,959,239
Tokyo Electron Ltd.	12,900		4,048,988
Trend Micro Inc.	43,900	[a]	2,706,169
		71,154,780
Netherlands - 7.1%
ASML Holding NV	20,208		9,799,049
ING Groep NV	381,846		3,346,992
Koninklijke Ahold Delhaize NV	429,954		11,829,772
		24,975,813
Norway - .6%
Yara International ASA	49,274		2,085,481
Singapore - 1.3%
Singapore Exchange Ltd.	207,800		1,408,842
United Overseas Bank Ltd.	169,900		3,315,798
		4,724,640
Spain - .7%
ACS Actividades de Construccion y Servicios SA	107,158	[a]	2,386,515
Sweden - .3%
Swedish Match AB	108,096		1,085,599
Switzerland - 8.4%
Kuehne + Nagel International AG	22,549		5,201,014
Novartis AG	55,018		4,439,154
Roche Holding AG	50,806		16,363,368
Sonova Holding AG	9,644		2,542,190
STMicroelectronics NV	36,065		1,255,122
		29,800,848
United Kingdom - 19.1%
Ashtead Group PLC	147,333		7,236,714
BAE Systems PLC	420,675		3,790,946
BP PLC	373,952		1,909,157
Bunzl PLC	46,158		1,531,400
Burberry Group PLC	268,852		5,444,652
Centrica PLC	3,079,532		2,705,577
Diageo PLC	94,712		4,134,340
Ferguson PLC	52,426		6,065,594
GSK PLC	227,040		3,636,770
Haleon PLC	421,383	[b]	1,267,124
Imperial Brands PLC	112,227		2,465,790
Legal & General Group PLC	839,079		2,449,576
Melrose Industries PLC	944,093	[a]	1,489,763
Rio Tinto PLC	77,702		4,289,897

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Common Stocks - 94.9%(continued)
United Kingdom - 19.1% (continued)
Shell PLC		63,242	1,675,646
Tate & Lyle PLC		163,244	1,445,427
Unilever PLC		31,979	1,451,749
Vodafone Group PLC		5,073,856	6,807,069
WPP PLC		886,244	7,620,022
			67,417,213
Total Common Stocks(cost $382,028,395)			335,398,820

Exchange-Traded Funds - 1.6%
United States - 1.6%
iShares MSCI EAFE ETF (cost $5,837,223)		93,848	5,790,422
	Preferred Dividend Rate (%)
Preferred Stocks - 1.9%
Germany - 1.9%
Volkswagen AG (cost $10,650,297)	5.03	46,168	6,591,123
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $47,603)	2.34	47,603	[c] 47,603

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,839,849)	2.34	4,839,849	[c] 4,839,849
Total Investments (cost $403,403,367)		99.8%	352,667,817
Cash and Receivables (Net)		.2%	681,722
Net Assets		100.0%	353,349,539

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $4,716,031 and the value of the collateral was $4,968,919, consisting of cash collateral of $4,839,849 and U.S. Government & Agency securities valued at $129,070. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	14.1
Capital Goods	9.2
Banks	7.7
Consumer Durables & Apparel	7.1
Semiconductors & Semiconductor Equipment	6.5
Telecommunication Services	5.0
Automobiles & Components	4.6
Diversified Financials	4.4
Transportation	4.2
Utilities	4.2
Materials	4.0
Energy	4.0
Insurance	3.9
Food & Staples Retailing	3.3
Media & Entertainment	3.2
Investment Companies	3.0
Commercial & Professional Services	2.6
Food, Beverage & Tobacco	2.6
Software & Services	2.1
Real Estate	1.8
Household & Personal Products	.8
Health Care Equipment & Services	.7
Technology Hardware & Equipment	.5
Consumer Services	.3
99.8

† Based on net assets.

See notes to financial statements.

BNY Mellon International Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	968,234	102,934,782	(103,855,413)	47,603	5,738
Investment of Cash Collateral for Securities Loaned - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.4%	3,436,076	204,080,331	(202,676,558)	4,839,849	20,292	††
Total - 1.4%	4,404,310	307,015,113	(306,531,971)	4,887,452	26,030

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 96.7%
Brazil - 6.3%
Minerva SA	2,268,900		6,725,057
Petroleo Brasileiro SA, ADR	1,917,467		27,400,603
YDUQS Participacoes SA	203,000		482,293
		34,607,953
Chile - .4%
Cencosud SA	1,728,219		2,416,132
China - 30.7%
Agricultural Bank of China Ltd., Cl. H	16,884,000		5,519,930
Alibaba Group Holding Ltd., ADR	30,734	[a]	2,932,331
ANTA Sports Products Ltd.	156,600		1,880,350
Autohome Inc., ADR	103,470		3,684,567
Bank of Communications Co., Cl. H	10,720,000		6,109,991
China CITIC Bank Corp., Cl. H	17,587,000		7,545,101
China Construction Bank Corp., Cl. H	29,053,939		17,994,054
China Galaxy Securities Co., Cl. H	11,060,500		6,046,587
China Resources Sanjiu Medical & Pharmaceutical Co. Cl. A	2,335,200		13,342,381
China Shenhua Energy Co., Cl. H	2,629,000		8,243,188
CITIC Securities Co. Cl. H	2,382,000		4,829,998
Cosco Shipping Holdings Co., Cl. H	5,248,850	[a]	7,839,613
Greentown China Holdings Ltd.	2,278,000		4,304,252
Huatai Securities Co., Cl. H	2,057,400	[b]	2,752,348
Huazhu Group Ltd., ADR	24,860		935,482
Industrial & Commercial Bank of China Ltd, Cl. H	9,101,000		4,629,570
Industrial Bank Co. Cl. A	1,171,900		2,900,230
JD.com Inc., ADR	102,350	[a]	6,498,202
Lenovo Group Ltd.	5,598,000	[c]	4,612,012
Meituan, Cl. B	120,000	[a,b]	2,875,585
NetDragon Websoft Holdings Ltd.	1,965,000		4,267,515
NetEase Inc., ADR	61,551	[c]	5,447,879
NIO Inc., ADR	48,669	[a]	969,000
PICC Property & Casualty Co., Cl. H	5,528,000		5,965,489
Pinduoduo Inc., ADR	91,825	[a]	6,547,123
Ping An Insurance Group Company of China Ltd., Cl. H	380,000		2,235,920
Shanghai International Port Group Co. Cl. A	6,172,300		4,830,518
Shanghai Pharmaceuticals Holding Co. Cl. H	3,161,700		4,601,101
Sungrow Power Supply Co., CI. A	97,800		1,570,960
Sunny Optical Technology Group Co.	135,700		1,855,520
Tencent Holdings Ltd.	235,000		9,733,210
Wuxi Biologics Cayman Inc.	310,500	[a,b]	2,736,449
Zhongsheng Group Holdings Ltd.	659,500		3,111,895
		169,348,351
Czech Republic - .7%
Avast PLC	210,221	[b]	1,725,227

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.7%(continued)
Czech Republic - .7% (continued)
CEZ AS	53,045		2,147,256
		3,872,483
Greece - 2.8%
Hellenic Telecommunications Organization SA	215,130		3,420,855
OPAP SA	890,136		11,740,244
		15,161,099
Hong Kong - 2.0%
Bosideng International Holdings Ltd.	8,960,000	[c]	5,029,107
Galaxy Entertainment Group Ltd.	287,224		1,607,642
SITC International Holdings Co.	1,682,000		4,263,575
		10,900,324
India - 10.0%
GAIL India Ltd.	3,476,064		5,882,342
Hindustan Unilever Ltd.	105,799		3,506,629
ICICI Bank Ltd.	457,962		5,038,061
Larsen & Toubro Ltd.	95,125		2,277,050
Mahindra & Mahindra Ltd.	342,454		5,569,051
Mindtree Ltd.	222,741		9,085,984
Power Grid Corporation of India Ltd.	3,952,115		11,315,152
REC Ltd.	2,830,366		3,841,281
Tata Steel Ltd.	4,098,489		5,493,586
UPL Ltd.	320,252		3,069,660
		55,078,796
Indonesia - 1.5%
Astra International TBK	3,416,000		1,599,053
Bank Rakyat Indonesia	7,782,800		2,266,538
Indofood Sukses Makmur	10,205,800		4,274,328
		8,139,919
Mexico - 1.4%
Arca Continental SAB De CV	455,700		3,084,370
Grupo Aeroportuario del Centro Norte SAB De CV	361,800	[c]	2,367,822
Wal-Mart de Mexico SAB de CV	683,077		2,238,441
		7,690,633
Philippines - 1.4%
Ayala Land Inc.	1,711,100		868,191
International Container Terminal Services Inc.	1,917,460		6,168,245
Puregold Price Club Inc.	1,243,680		757,864
		7,794,300
Russia - .0%
Lukoil, ADR	85,809	[d]	0
Sberbank of Russia, ADR	884,047	[a,d]	0
X5 Retail Group NV, GDR	198,889	[d]	0
Yandex, Cl. A	34,166	[a,d]	0
Singapore - .4%
Sea Ltd., ADR	34,525	[a]	2,140,550

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 96.7%(continued)
South Africa - 4.7%
Clicks Group Ltd.		123,492	2,145,862
Impala Platinum Holdings Ltd.		390,187	4,088,490
MTN Group Ltd.		1,158,476	8,387,293
MultiChoice Group		405,057	2,738,997
Sibanye Stillwater Ltd.		3,916,580	8,750,972
			26,111,614
South Korea - 12.6%
DB Insurance Co.		119,553	5,328,341
Hana Financial Group Inc.		131,624	3,851,072
HMM Co.		114,725	1,892,747
Hyundai Mobis Co.		56,933	9,087,700
KB Financial Group Inc.		161,247	5,918,014
Kia Motors Corp.		258,368	15,498,768
Korea Investment Holdings Co.		79,839	3,373,416
LOTTE Fine Chemical Co.		45,346	2,373,983
Osstem Implant Co.		40,199	3,849,826
POSCO Holdings Inc.		39,105	7,404,178
Samsung Electronics Co.		116,216	5,148,211
Samsung SDI Co.		4,309	1,908,441
SK Hynix Inc.		55,785	3,929,890
			69,564,587
Taiwan - 16.2%
ASPEED Technology Inc.		67,600	4,451,444
Chailease Holding Co.		1,729,634	11,096,419
Evergreen Marine Corp.		1,450,000	4,176,404
International Games System Co.		344,000	4,199,823
Largan Precision Co.		53,000	3,372,220
MediaTek Inc.		145,000	3,153,851
momo.com, Inc.		89,240	2,126,943
Taiwan Semiconductor Manufacturing Co.		2,900,000	47,430,265
Tong Hsing Electronic Industries Ltd.		499,000	[a] 3,475,657
Unimicron Technology Corp.		461,000	2,276,143
United Microelectronics Corp.		2,583,000	3,450,369
			89,209,538
Thailand - 2.5%
Advanced Info Service PCL		1,720,000	9,041,643
Thai Beverage PCL		2,713,600	1,250,601
Thanachart Capital PCL		2,963,600	3,285,558
			13,577,802
Turkey - 1.3%
BIM Birlesik Magazalar AS		544,945	3,273,611
Eregli Demir ve Celik Fabrikalari		2,409,965	3,805,937
			7,079,548
United Arab Emirates - .4%
Dubai Islamic Bank Pjsc		1,407,046	2,237,872
Uruguay - 1.4%
Globant SA		36,345	[a] 7,660,436
Total Common Stocks(cost $467,899,951)			532,591,937

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Exchange-Traded Funds - .5%
United States - .5%
iShares MSCI Emerging Markets ETF (cost $2,777,494)		69,522	2,741,253
	Preferred Dividend Rate (%)
Preferred Stocks - .2%
Brazil - .2%
Banco do Estado do Rio Grande do Sul SA, Cl. B (cost $1,033,116)	8.79	480,400	1,033,307
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,883,109)	2.34	1,883,109	[e] 1,883,109
Total Investments (cost $473,593,670)		97.7%	538,249,606
Cash and Receivables (Net)		2.3%	12,698,592
Net Assets		100.0%	550,948,198

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $10,089,609 or 1.83% of net assets.

c Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $11,663,243 and the value of the collateral was $12,059,989, consisting of cash collateral of $1,883,109 and U.S. Government & Agency securities valued at $10,176,880. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at August 31, 2022. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	12.4
Semiconductors & Semiconductor Equipment	11.3
Energy	6.5
Materials	6.4
Automobiles & Components	5.9
Media & Entertainment	5.8
Diversified Financials	5.8
Transportation	5.7
Retailing	4.4
Technology Hardware & Equipment	4.1
Telecommunication Services	3.8
Utilities	3.5
Software & Services	3.4
Pharmaceuticals Biotechnology & Life Sciences	2.9
Food, Beverage & Tobacco	2.8
Consumer Services	2.7
Insurance	2.5
Food & Staples Retailing	2.0
Health Care Equipment & Services	1.5
Consumer Durables & Apparel	1.3
Real Estate	.9
Investment Companies	.8
Capital Goods	.7
Household & Personal Products	.6
97.7

† Based on net assets.

See notes to financial statements.

BNY Mellon Emerging Markets Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	7,580,677	221,626,161	(229,206,838)	-	11,759
Investment of Cash Collateral for Securities Loaned - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .3%	3,266,196	106,293,928	(107,677,015)	1,883,109	47,318	††
Total - .3%	10,846,873	327,920,089	(336,883,853)	1,883,109	59,077

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 95.5%
Australia - 6.8%
Aurizon Holdings Ltd.	256,378	651,203
BHP Group Ltd.	18,606	513,659
National Australia Bank Ltd.	31,176	648,547
Suncorp Group Ltd.	38,226	283,392
Wesfarmers Ltd.	46,311	1,482,581
Westpac Banking Corp.	3,452	50,707
Woodside Energy Group Ltd.	3,380	79,645
		3,709,734
Belgium - .4%
Proximus SADP	19,104	243,030
Brazil - 1.7%
Cia Siderurgica Nacional SA	162,390	432,008
CPFL Energia SA	41,480	280,897
Vale SA	17,780	222,182
		935,087
Canada - 9.9%
Canadian Natural Resources Ltd.	7,616	417,522
Enbridge Inc.	24,886	1,026,250
Great-West Lifeco Inc.	12,521	294,113
IGM Financial Inc.	11,380	309,769
Manulife Financial Corp.	29,928	517,733
Royal Bank of Canada	14,189	1,319,452
The Toronto-Dominion Bank	22,907	1,473,646
		5,358,485
China - 7.1%
Alibaba Group Holding Ltd., ADR	4,671	[a] 445,660
Bank of China Ltd., Cl. H	1,205,580	423,431
China Medical System Holdings Ltd.	67,250	99,477
Cosco Shipping Holdings Co., Cl. H	326,150	487,133
Industrial & Commercial Bank of China Ltd, Cl. H	329,860	167,796
JD.com Inc., Cl. A	571	18,071
Lenovo Group Ltd.	369,070	[b] 304,065
Ping An Insurance Group Company of China Ltd., Cl. H	43,530	256,131
Sinotruk Hong Kong Ltd.	418,710	417,582
Tencent Holdings Ltd.	13,330	552,101
Xinyi Solar Holdings Ltd.	75,750	104,060
Zhejiang Expressway, Cl. H	751,050	571,496
		3,847,003
Czech Republic - 2.1%
CEZ AS	28,085	1,136,878
Finland - 2.1%
Fortum OYJ	24,817	254,818
Nordea Bank Abp	87,364	809,691
Sampo OYJ, Cl. A	1,999	90,505
		1,155,014

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 95.5%(continued)
France - 5.8%
AXA SA	60,927	1,437,849
Bouygues SA	4,437	[b] 130,469
Credit Agricole SA	7,548	69,360
Euroapi SA	212	[a] 3,306
Eutelsat Communications SA	28,924	261,599
Sanofi	5,339	439,412
TotalEnergies SE	16,373	831,413
		3,173,408
Germany - 4.4%
Allianz SE	2,077	351,321
Bayer AG	6,046	319,596
Covestro AG	8,513	[c] 257,629
Deutsche Post AG	22,731	830,842
Mercedes-Benz Group AG	7,577	427,180
SAP SE	2,545	217,244
		2,403,812
Greece - 1.6%
OPAP SA	63,805	841,541
Hong Kong - .9%
PCCW Ltd.	599,880	300,206
Power Assets Holdings Ltd.	33,220	198,716
		498,922
Italy - 1.8%
Eni SPA	73,010	863,309
UniCredit SPA	11,624	114,239
		977,548
Japan - 13.1%
Canon Inc.	16,990	406,432
Honda Motor Co.	37,710	1,000,092
ITOCHU Corp.	44,920	1,232,969
Japan Tobacco Inc.	27,000	457,580
Mitsubishi Corp.	7,080	231,090
Mitsui & Co.	24,500	571,920
MS&AD Insurance Group Holdings Inc.	14,410	430,950
Otsuka Corp.	11,560	374,547
Softbank Corp.	13,050	143,226
Sumitomo Corp.	34,430	483,568
Takeda Pharmaceutical Co.	36,800	1,016,752
Tokyo Electron Ltd.	2,410	756,439
		7,105,565
Malaysia - .2%
British American Tobacco Malaysia	23,990	55,115
Top Glove Corp.	211,040	37,663
		92,778
Malta - .0%
Lighthouse Properties PLC	9,107	3,393

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.5%(continued)
Mexico - 1.2%
Grupo Mexico SAB de CV, Ser. B		165,700	624,259
Netherlands - 1.6%
ASML Holding NV		1,335	647,354
NN Group NV		4,808	197,130
			844,484
New Zealand - 2.4%
Spark New Zealand Ltd.		399,170	1,318,671
Norway - .1%
Telenor ASA		4,028	44,146
Poland - .8%
Powszechny Zaklad Ubezpieczen SA		72,415	432,278
Singapore - .8%
DBS Group Holdings Ltd.		13,551	315,341
Singapore Telecommunications Ltd.		62,160	116,317
			431,658
South Africa - 1.2%
Anglo American Platinum Ltd.		3,881	270,716
Kumba Iron Ore Ltd.		11,536	255,375
Resilient REIT		18,991	59,839
Vodacom Group Ltd.		7,021	51,598
			637,528
South Korea - 1.1%
Samsung Electronics Co.		13,740	608,663
Spain - 2.1%
ACS Actividades de Construccion y Servicios SA		23,941	533,190
Endesa SA		12,336	211,563
Telefonica SA		93,289	385,215
			1,129,968
Sweden - .6%
Telia Co.		85,414	300,543
Switzerland - 7.0%
Nestle SA		7,353	861,109
Novartis AG		8,308	670,335
Roche Holding AG		2,175	700,514
Swiss Re AG		4,135	321,417
Zurich Insurance Group AG		2,813	1,245,988
			3,799,363
Taiwan - 7.0%
Asia Cement Corp.		100,700	142,564
Asustek Computer Inc.		46,550	388,239
Catcher Technology Co.		126,940	770,301
China Steel Corp.		20,300	19,218
Evergreen Marine Corp.		37,680	108,529
Micro-Star International Co.		48,510	181,784
Nan Ya Plastics Corp.		61,750	139,093
Pegatron Corp.		80,430	167,627
Quanta Computer Inc.		71,140	184,874
Realtek Semiconductor Corp.		25,990	292,490

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.5%(continued)
Taiwan - 7.0% (continued)
Taiwan Semiconductor Manufacturing Co.		58,990	964,797
Uni-President Enterprises Corp.		3,020	6,536
United Microelectronics Corp.		129,300	172,719
Win Semiconductors Corp.		49,360	285,919
			3,824,690
Thailand - .0%
BTS Group Holdings PCL		40,850	9,401
Turkey - .7%
Ford Otomotiv Sanayi AS		21,969	400,464
United Arab Emirates - .2%
Dubai Islamic Bank Pjsc		74,782	118,939
United Kingdom - 10.8%
abrdn PLC		57,037	96,718
Anglo American PLC		6,806	218,576
BP PLC		95,263	486,351
British American Tobacco PLC		28,709	1,149,973
GSK PLC		49,596	794,438
Haleon PLC		62,006	[a] 186,456
Imperial Brands PLC		62,400	1,371,018
Legal & General Group PLC		91,012	265,697
Persimmon PLC		25,695	439,589
Rio Tinto PLC		1,492	82,373
Shell PLC		10,816	286,578
SSE PLC		6,748	128,688
St. James's Place PLC		7,196	92,031
Taylor Wimpey PLC		197,546	247,559
			5,846,045
Total Common Stocks(cost $50,452,863)			51,853,298

Exchange-Traded Funds - 1.3%
United States - 1.3%
iShares MSCI EAFE ETF (cost $745,723)		11,693	[b] 721,458
	Preferred Dividend Rate (%)
Preferred Stocks - .7%
Brazil - .5%
Gerdau SA	16.53	62,250	281,432
South Korea - .2%
Samsung Electronics Co.	2.87	2,984	120,970
Total Preferred Stocks(cost $531,415)			402,402

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $298,075)	2.34	298,075	[d] 298,075

Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,124,132)	2.34	1,124,132	[d] 1,124,132
Total Investments (cost $53,152,208)		100.2%	54,399,365
Liabilities, Less Cash and Receivables		(.2%)	(127,230)
Net Assets		100.0%	54,272,135

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $1,137,999 and the value of the collateral was $1,442,302, consisting of cash collateral of $1,124,132 and U.S. Government & Agency securities valued at $318,170. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $257,629 or .47% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Insurance	11.2
Banks	10.2
Pharmaceuticals Biotechnology & Life Sciences	7.4
Energy	7.4
Food, Beverage & Tobacco	7.2
Capital Goods	6.6
Materials	6.4
Semiconductors & Semiconductor Equipment	5.9
Technology Hardware & Equipment	5.8
Telecommunication Services	5.3
Transportation	4.9
Utilities	4.1
Investment Companies	4.0
Retailing	3.6
Automobiles & Components	3.4
Consumer Services	1.5
Media & Entertainment	1.5
Consumer Durables & Apparel	1.3
Software & Services	1.1
Diversified Financials	.9
Household & Personal Products	.3
Real Estate	.1
Health Care Equipment & Services	.1
100.2

† Based on net assets.

See notes to financial statements.

BNY Mellon International Equity Income Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	223,898	18,044,845	(17,970,668)	298,075	1,243
Investment of Cash Collateral for Securities Loaned - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.1%	-	29,996,785	(28,872,653)	1,124,132	2,377	††
Total - 2.7%	223,898	48,041,630	(46,843,321)	1,422,207	3,620

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.8%
Aerospace & Defense - .1%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	100,000		88,588
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	150,000		150,482
				239,070
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	250,661		217,087
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		242,318
				459,405
Automobiles & Components - .0%
General Motors Financial Co., Sr. Unscd. Notes	3.10	1/12/2032	150,000	[a]	121,169
Banks - .8%
Banco Santander SA, Sr. Unscd. Notes	2.75	5/28/2025	200,000		188,151
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	350,000	[b]	345,380
Citigroup Inc., Sub. Notes	4.45	9/29/2027	340,000		331,687
Citizens Bank NA, Sr. Unscd. Notes	2.25	4/28/2025	310,000		293,922
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	365,000		311,351
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	175,000		168,857
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a,b]	248,602
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	390,000		347,799
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	260,000		252,987
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	255,000	[b,c]	251,193
Societe Generale SA, Sub. Notes	6.22	6/15/2033	350,000	[c]	333,281
The Goldman Sachs Group Inc., Sub. Notes	6.75	10/1/2037	395,000		438,514
				3,511,724
Beverage Products - .1%
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.90	2/1/2046	300,000		285,357
Chemicals - .1%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	175,000		176,379
Yara International ASA, Sr. Unscd. Notes	3.15	6/4/2030	230,000	[c]	194,225
				370,604
Commercial & Professional Services - .0%
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	135,000		123,638
Commercial Mortgage Pass-Through Certificates - .2%
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	220,078		219,309
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000		534,206
				753,515
Consumer Discretionary - .1%
Magallanes Inc., Gtd. Notes	3.76	3/15/2027	325,000	[c]	303,727
Magallanes Inc., Gtd. Notes	4.28	3/15/2032	275,000	[c]	239,827
				543,554
Diversified Financials - .4%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	200,000		176,434
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	300,000		264,648
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	500,000	[c]	409,271
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	275,000		228,694
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	200,000		181,194
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	310,000		246,978
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	350,000	[c]	226,350
				1,733,569

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 11.8% (continued)
Electronic Components - .1%
Jabil Inc., Sr. Unscd. Notes	3.60	1/15/2030	300,000	264,335
Energy - .3%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	175,000	147,630
BP Capital Markets America Inc., Gtd. Notes	2.72	1/12/2032	295,000	257,477
Diamondback Energy Inc., Gtd. Notes	3.13	3/24/2031	200,000	172,751
Diamondback Energy Inc., Gtd. Notes	3.50	12/1/2029	100,000	90,855
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	175,000	165,355
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	200,000	191,643
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	225,000	184,770
				1,210,481
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	239,456
Health Care - .2%
AbbVie Inc., Sr. Unscd. Notes	3.20	11/21/2029	285,000	260,526
Amgen Inc., Sr. Unscd. Notes	5.65	6/15/2042	230,000	242,579
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	225,000	203,258
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	360,000	342,710
				1,049,073
Industrial - .0%
John Deere Capital Corp., Sr. Unscd. Notes	0.45	1/17/2024	200,000	191,582
Information Technology - .1%
Fidelity National Information Services Inc., Sr. Unscd. Notes	3.10	3/1/2041	225,000	163,280
Fiserv Inc., Sr. Unscd. Notes	4.40	7/1/2049	225,000	195,681
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	275,000	225,165
				584,126
Insurance - .1%
MetLife Inc., Jr. Sub. Notes, Ser. G	3.85	9/15/2025	100,000	[b] 93,140
Prudential Financial Inc., Sr. Unscd. Notes	4.35	2/25/2050	275,000	254,318
				347,458
Internet Software & Services - .1%
Amazon.com Inc., Sr. Unscd. Notes	1.65	5/12/2028	350,000	311,212
eBay Inc., Sr. Unscd. Notes	1.90	3/11/2025	300,000	283,374
				594,586
Media - .1%
Sky Ltd., Gtd. Notes	3.75	9/16/2024	230,000	[c] 228,633
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	145,000	127,964
				356,597
Metals & Mining - .1%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	225,000	[c] 179,103
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	125,000	124,364
				303,467
Municipal Securities - .3%
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000	343,698
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000	272,406
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	200,000	175,238
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	175,000	143,334

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.8% (continued)
Municipal Securities - .3% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	255,000		249,598
				1,184,274
Real Estate - .3%
Alexandria Real Estate Equities Inc., Gtd. Notes	2.95	3/15/2034	225,000		189,966
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	300,000		294,246
Duke Realty LP, Sr. Unscd. Notes	2.25	1/15/2032	175,000		145,308
Goodman US Finance Five LLC, Gtd. Notes	4.63	5/4/2032	125,000	[c]	121,651
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	265,000		223,722
Kimco Realty Corp., Sr. Unscd. Notes	3.20	4/1/2032	200,000		173,252
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	200,000		166,370
				1,314,515
Retailing - .1%
Ross Stores Inc., Sr. Unscd. Notes	4.70	4/15/2027	200,000		200,721
The Home Depot Inc., Sr. Unscd. Notes	1.38	3/15/2031	280,000		225,095
				425,816
Semiconductors & Semiconductor Equipment - .2%
Broadcom Inc., Gtd. Notes	2.45	2/15/2031	175,000	[c]	139,682
Broadcom Inc., Sr. Unscd. Notes	3.19	11/15/2036	300,000	[c]	223,229
KLA Corp., Sr. Unscd. Notes	4.10	3/15/2029	225,000		223,882
Microchip Technology Inc., Sr. Scd. Notes	0.97	2/15/2024	125,000		119,063
Microchip Technology Inc., Sr. Scd. Notes	0.98	9/1/2024	100,000		93,446
NXP BV, Gtd. Notes	5.35	3/1/2026	100,000		101,795
				901,097
Technology Hardware & Equipment - .0%
Dell International LLC, Gtd. Notes	3.38	12/15/2041	200,000	[c]	140,320
Telecommunication Services - .1%
AT&T Inc., Sr. Unscd. Notes	4.55	3/9/2049	345,000		306,075
T-Mobile USA Inc., Sr. Unscd. Notes	3.00	2/15/2041	325,000		238,201
Verizon Communications Inc., Sr. Unscd. Notes	3.40	3/22/2041	140,000		112,937
				657,213
Transportation - .1%
J.B. Hunt Transport Services Inc., Gtd. Notes	3.88	3/1/2026	250,000		246,272
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	263,891		238,032
U.S. Government Agencies Mortgage-Backed - 3.1%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			279,340	[d]	221,415
2.00%, 8/1/2041			367,713	[d]	325,073
2.50%, 3/1/2042			421,492	[d]	383,667
3.00%, 1/1/2052-3/1/2052			1,146,941	[d]	1,063,686
3.50%, 1/1/2052			657,616	[d]	627,326
4.00%, 1/1/2052			468,514	[d]	458,516
5.00%, 8/1/2049			67,224	[d]	68,863
Federal National Mortgage Association:
1.50%, 1/1/2042			274,019	[d]	232,144
2.00%, 11/1/2046-1/1/2052			2,324,438	[d]	2,005,710
2.50%, 12/1/2036-11/1/2051			2,306,096	[d]	2,098,362

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.8% (continued)
U.S. Government Agencies Mortgage-Backed - 3.1% (continued)
3.00%, 1/1/2035-2/1/2052			804,750	[d]	767,327
4.00%, 4/1/2052-6/1/2052			1,101,587	[d]	1,077,830
4.50%, 3/1/2050-6/1/2052			836,487	[d]	833,870
5.00%, 6/1/2052			255,473	[d]	258,593
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			427,494		364,745
2.50%, 5/20/2051			547,404		483,439
3.00%, 6/20/2050-11/20/2051			750,264		705,269
3.50%, 1/20/2052			846,709		817,726
4.00%, 2/20/2051-5/20/2051			320,931		312,154
4.50%, 7/20/2052			414,107		414,868
				13,520,583
U.S. Treasury Securities - 4.5%
U.S. Treasury Bonds	1.88	11/15/2051	705,000		513,604
U.S. Treasury Bonds	1.88	2/15/2041	740,000		567,329
U.S. Treasury Bonds	2.25	2/15/2052	150,000		119,859
U.S. Treasury Bonds	3.25	5/15/2042	490,000		468,869
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	2.83	4/30/2024	865,000	[e]	863,206
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	343,465	[f]	337,815
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	705,968	[f]	697,213
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	642,679	[f]	633,131
U.S. Treasury Notes	0.13	7/31/2023	195,000		189,158
U.S. Treasury Notes	0.13	5/31/2023	600,000		585,748
U.S. Treasury Notes	0.13	12/15/2023	180,000		172,533
U.S. Treasury Notes	0.25	6/15/2024	485,000	[a]	458,117
U.S. Treasury Notes	0.25	9/30/2023	1,040,000		1,004,709
U.S. Treasury Notes	0.50	8/31/2027	515,000		448,070
U.S. Treasury Notes	0.63	5/15/2030	375,000		309,229
U.S. Treasury Notes	0.63	7/31/2026	70,000		62,820
U.S. Treasury Notes	0.75	12/31/2023	325,000		313,574
U.S. Treasury Notes	0.75	4/30/2026	70,000		63,503
U.S. Treasury Notes	0.88	1/31/2024	870,000		838,700
U.S. Treasury Notes	1.13	2/15/2031	145,000		123,324
U.S. Treasury Notes	1.25	11/30/2026	370,000		338,593
U.S. Treasury Notes	1.38	11/15/2031	940,000		805,389
U.S. Treasury Notes	1.50	2/15/2030	150,000		133,090
U.S. Treasury Notes	1.63	4/30/2023	365,000		360,848
U.S. Treasury Notes	1.63	8/15/2029	585,000		526,489
U.S. Treasury Notes	1.88	2/15/2032	150,000		134,133
U.S. Treasury Notes	2.00	11/15/2026	395,000		373,013
U.S. Treasury Notes	2.25	11/15/2027	10,000		9,476
U.S. Treasury Notes	2.38	5/15/2027	1,280,000		1,224,275
U.S. Treasury Notes	2.50	3/31/2027	1,000,000	[a]	963,125
U.S. Treasury Notes	2.50	5/31/2024	815,000	[a]	801,613
U.S. Treasury Notes	2.50	1/31/2024	210,000		207,170
U.S. Treasury Notes	2.63	7/31/2029	865,000		829,386

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.8% (continued)
U.S. Treasury Securities - 4.5% (continued)
U.S. Treasury Notes	2.63	12/31/2023	305,000		301,777
U.S. Treasury Notes	2.63	1/31/2026	70,000	[a]	68,106
U.S. Treasury Notes	2.75	7/31/2027	80,000		77,866
U.S. Treasury Notes	2.75	8/15/2032	530,000	[a]	511,367
U.S. Treasury Notes	2.88	5/15/2032	1,590,000	[a]	1,550,126
U.S. Treasury Notes	2.88	4/30/2029	1,055,000	[a]	1,026,070
U.S. Treasury Notes	3.25	6/30/2029	940,000	[a]	936,402
				19,948,825
Total Bonds and Notes (cost $56,563,699)			51,859,713
Description			Shares		Value ($)
Common Stocks - 35.2%
Advertising - .0%
Omnicom Group Inc.			2,085		139,487
Aerospace & Defense - .6%
Howmet Aerospace Inc.			2,805		99,381
L3Harris Technologies Inc.			993		226,593
Lockheed Martin Corp.			1,379		579,332
Northrop Grumman Corp.			630		301,134
Raytheon Technologies Corp.			6,129		550,078
Teledyne Technologies Inc.			290	[g]	106,824
The Boeing Company			2,943	[g]	471,616
TransDigm Group Inc.			301		180,717
				2,515,675
Agriculture - .3%
Altria Group Inc.			9,046		408,156
Archer-Daniels-Midland Co.			2,380		209,178
Philip Morris International Inc.			7,155		683,231
				1,300,565
Airlines - .1%
Delta Air Lines Inc.			7,200	[g]	223,704
Southwest Airlines Co.			3,990	[g]	146,433
				370,137
Automobiles & Components - .9%
BorgWarner Inc.			4,815		181,526
Ford Motor Co.			21,775		331,851
General Motors Co.			7,205		275,303
Tesla Inc.			11,403	[g]	3,142,781
				3,931,461
Banks - 1.4%
Bank of America Corp.			34,993		1,176,115
Citigroup Inc.			8,926		435,678
Citizens Financial Group Inc.			4,435		162,676
Comerica Inc.			2,895		232,468
Huntington Bancshares Inc.			9,280		124,352
JPMorgan Chase & Co.			13,147		1,495,208
M&T Bank Corp.			1,317		239,404
Regions Financial Corp.			11,540		250,072
SVB Financial Group			289	[g]	117,484

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 35.2% (continued)
Banks - 1.4% (continued)
The PNC Financial Services Group Inc.	2,230	352,340
Truist Financial Corp.	5,473	256,355
U.S. Bancorp	8,125	370,581
Wells Fargo & Co.	16,399	716,800
Zions Bancorp NA	2,290	126,019
		6,055,552
Beverage Products - .8%
Constellation Brands Inc., Cl. A	822	202,253
CVS Health Corp.	6,160	604,604
Molson Coors Beverage Co., Cl. B	1,840	95,073
Monster Beverage Corp.	3,998	[g] 355,142
PepsiCo Inc.	6,123	1,054,809
The Coca-Cola Company	17,748	1,095,229
		3,407,110
Building Materials - .1%
Carrier Global Corp.	4,445	173,888
Johnson Controls International PLC	4,137	223,977
		397,865
Chemicals - .6%
Air Products & Chemicals Inc.	1,092	275,675
Albemarle Corp.	805	215,708
Celanese Corp.	773	85,695
Dow Inc.	3,140	160,140
DuPont de Nemours Inc.	3,360	186,950
Eastman Chemical Co.	1,785	162,435
Ecolab Inc.	1,275	208,883
FMC Corp.	695	75,116
International Flavors & Fragrances Inc.	1,323	146,165
Linde PLC	2,226	629,646
LyondellBasell Industries NV, Cl. A	1,455	120,765
PPG Industries Inc.	721	91,553
The Mosaic Company	1,530	82,421
The Sherwin-Williams Company	1,145	265,754
Vulcan Materials Co.	655	109,051
		2,815,957
Commercial & Professional Services - .4%
Automatic Data Processing Inc.	2,154	526,459
Cintas Corp.	543	220,914
Equifax Inc.	996	187,995
FLEETCOR Technologies Inc.	579	[g] 123,055
Nielsen Holdings PLC	3,950	109,968
S&P Global Inc.	2,142	754,370
		1,922,761
Consumer Discretionary - .4%
Chipotle Mexican Grill Inc.	156	[g] 249,101
D.R. Horton Inc.	2,655	188,903
Darden Restaurants Inc.	1,037	128,287
Hilton Worldwide Holdings Inc.	1,112	141,624
Lennar Corp., Cl. A	2,230	172,714

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 35.2% (continued)
Consumer Discretionary - .4% (continued)
Marriott International Inc., Cl. A	1,377	211,700
MGM Resorts International	3,600	117,504
Starbucks Corp.	5,817	489,035
Whirlpool Corp.	745	116,667
Yum! Brands Inc.	1,381	153,622
		1,969,157
Consumer Durables & Apparel - .2%
NIKE Inc., Cl. B	6,011	639,871
Tapestry Inc.	4,150	144,130
		784,001
Consumer Staples - .5%
Church & Dwight Co.	1,695	141,888
Colgate-Palmolive Co.	4,990	390,268
The Estee Lauder Companies, Cl. A	1,249	317,721
The Procter & Gamble Company	11,189	1,543,411
		2,393,288
Diversified Financials - 1.7%
American Express Co.	4,317	656,184
BlackRock Inc.	795	529,780
Capital One Financial Corp.	2,155	228,042
CME Group Inc.	1,703	333,124
Discover Financial Services	1,739	174,752
Intercontinental Exchange Inc.	2,799	282,279
Invesco Ltd.	8,985	147,983
Mastercard Inc., Cl. A	4,045	1,312,077
Moody's Corp.	879	250,093
Morgan Stanley	6,710	571,826
Northern Trust Corp.	1,381	131,319
State Street Corp.	2,205	150,712
The Charles Schwab Corp.	6,960	493,812
The Goldman Sachs Group Inc.	1,639	545,246
Visa Inc., Cl. A	7,833	1,556,495
		7,363,724
Electronic Components - .6%
AMETEK Inc.	1,235	148,398
Amphenol Corp., Cl. A	2,746	201,913
Emerson Electric Co.	2,845	232,550
Fastenal Co.	3,550	178,672
Fortive Corp.	2,040	129,193
Garmin Ltd.	1,168	103,356
Generac Holdings Inc.	424	[g] 93,454
Honeywell International Inc.	3,550	672,192
PACCAR Inc.	2,645	231,464
Quanta Services Inc.	2,165	305,914
TE Connectivity Ltd.	1,739	219,479
United Rentals Inc.	611	[g] 178,436
		2,695,021
Energy - 1.7%
Baker Hughes Co.	3,420	86,389

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 35.2% (continued)
Energy - 1.7% (continued)
Chevron Corp.	8,003		1,264,954
ConocoPhillips	7,062		772,936
Coterra Energy Inc.	7,250		224,098
Devon Energy Corp.	1,470		103,811
Diamondback Energy Inc.	1,550		206,584
Enphase Energy Inc.	708	[g]	202,800
EOG Resources Inc.	4,635		562,225
Exxon Mobil Corp.	17,906		1,711,635
Halliburton Co.	4,010		120,821
Hess Corp.	1,685		203,514
Kinder Morgan Inc.	6,937		127,086
Marathon Oil Corp.	11,755		300,810
Marathon Petroleum Corp.	1,735		174,801
Occidental Petroleum Corp.	3,250		230,750
ONEOK Inc.	1,930		118,174
Phillips 66	1,711		153,066
Pioneer Natural Resources Co.	665		168,391
Schlumberger Ltd.	7,885		300,813
SolarEdge Technologies Inc.	299	[g]	82,515
The Williams Companies	3,440		117,063
Valero Energy Corp.	1,417		165,959
		7,399,195
Environmental Control - .1%
Waste Management Inc.	1,810		305,944
Food & Staples Retailing - .5%
Costco Wholesale Corp.	1,945		1,015,484
Sysco Corp.	1,975		162,385
The Kroger Company	3,215		154,127
Walgreens Boots Alliance Inc.	3,515		123,236
Walmart Inc.	7,242		959,927
		2,415,159
Food Products - .3%
General Mills Inc.	3,390		260,352
Lamb Weston Holdings Inc.	1,970		156,674
Mondelez International Inc., Cl. A	6,890		426,215
The Hershey Company	673		151,203
The J.M. Smucker Company	922		129,071
The Kraft Heinz Company	4,245		158,763
Tyson Foods Inc., Cl. A	1,350		101,763
		1,384,041
Forest Products & Paper - .0%
International Paper Co.	2,710		112,790
Health Care - 5.0%
Abbott Laboratories	8,362		858,359
AbbVie Inc.	7,999		1,075,546
ABIOMED Inc.	390	[g]	101,119
Agilent Technologies Inc.	3,667		470,293
Amgen Inc.	3,439		826,392
Baxter International Inc.	2,780		159,739

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 35.2% (continued)
Health Care - 5.0% (continued)
Becton Dickinson & Co.	1,332		336,223
Biogen Inc.	823	[g]	160,798
Boston Scientific Corp.	7,585	[g]	305,751
Bristol-Myers Squibb Co.	9,933		669,584
Cardinal Health Inc.	2,875		203,320
Catalent Inc.	1,069	[g]	94,072
Centene Corp.	2,930	[g]	262,938
Cigna Corp.	1,589		450,402
Corteva Inc.	2,538		155,909
Danaher Corp.	3,675		991,919
DexCom Inc.	1,640	[g]	134,824
Edwards Lifesciences Corp.	3,306	[g]	297,871
Elevance Health Inc.	1,120		543,323
Eli Lilly & Co.	3,589		1,081,114
Gilead Sciences Inc.	5,815		369,078
HCA Healthcare Inc.	1,394		275,831
Henry Schein Inc.	1,070	[g]	78,549
Hologic Inc.	1,310	[g]	88,504
Humana Inc.	680		327,610
IDEXX Laboratories Inc.	678	[g]	235,686
Intuitive Surgical Inc.	1,953	[g]	401,810
IQVIA Holdings Inc.	1,197	[g]	254,554
Johnson & Johnson	12,014		1,938,339
Laboratory Corp. of America Holdings	630		141,920
McKesson Corp.	524		192,308
Medtronic PLC	6,643		584,053
Merck & Co.	11,400		973,104
Moderna Inc.	1,662	[g]	219,833
Pfizer Inc.	27,871		1,260,605
Quest Diagnostics Inc.	882		110,523
Regeneron Pharmaceuticals Inc.	459	[g]	266,707
ResMed Inc.	838		184,293
Steris PLC	560		112,773
Stryker Corp.	1,709		350,687
The Cooper Companies	412		118,425
Thermo Fisher Scientific Inc.	2,119		1,155,533
UnitedHealth Group Inc.	4,377		2,273,107
Vertex Pharmaceuticals Inc.	1,049	[g]	295,566
Viatris Inc.	9,959		95,108
Zoetis Inc.	2,677		419,031
		21,903,033
Household & Personal Products - .1%
Kimberly-Clark Corp.	2,227		283,987
Industrial - .8%
3M Co.	3,990		496,156
Caterpillar Inc.	2,483		458,635
Copart Inc.	1,744	[g]	208,670
Deere & Co.	1,345		491,261
Dover Corp.	1,264		157,949

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 35.2% (continued)
Industrial - .8% (continued)
Eaton Corp.	1,820		248,685
General Electric Co.	751		55,153
Huntington Ingalls Industries Inc.	459		105,689
Illinois Tool Works Inc.	1,093		212,949
Ingersoll Rand Inc.	2,380		112,741
Otis Worldwide Corp.	2,109		152,312
Parker-Hannifin Corp.	661		175,165
Rockwell Automation Inc.	700		165,858
Snap-on Inc.	691		150,541
Textron Inc.	1,495		93,258
Trane Technologies PLC	1,630		251,134
Westinghouse Air Brake Technologies Corp.	990		86,774
		3,622,930
Information Technology - 3.7%
Activision Blizzard Inc.	3,615		283,741
Adobe Inc.	2,257	[g]	842,854
Autodesk Inc.	1,267	[g]	255,605
Cadence Design Systems Inc.	3,250	[g]	564,752
Cognizant Technology Solutions Corp., Cl. A	3,045		192,353
eBay Inc.	3,827		168,886
Electronic Arts Inc.	1,367		173,431
Fidelity National Information Services Inc.	2,131		194,709
Fiserv Inc.	3,262	[g]	330,082
International Business Machines Corp.	4,379		562,483
Intuit Inc.	1,412		609,673
Microsoft Corp.	34,488		9,017,577
MSCI Inc.	512		230,011
Oracle Corp.	7,188		532,990
Paychex Inc.	1,884		232,373
PayPal Holdings Inc.	1,736	[g]	162,212
Roper Technologies Inc.	505		203,303
Salesforce Inc.	4,859	[g]	758,587
ServiceNow Inc.	1,025	[g]	445,485
Synopsys Inc.	726	[g]	251,211
Take-Two Interactive Software Inc.	952	[g]	116,677
		16,128,995
Insurance - 1.2%
Aflac Inc.	3,275		194,601
American International Group Inc.	4,250		219,938
Aon PLC, Cl. A	1,095		305,790
Berkshire Hathaway Inc., Cl. B	8,185	[g]	2,298,348
Chubb Ltd.	1,656		313,067
Cincinnati Financial Corp.	1,075		104,232
Lincoln National Corp.	2,530		116,532
Marsh & McLennan Cos.	2,452		395,679
Prudential Financial Inc.	2,724		260,823
The Allstate Corp.	1,955		235,577
The Progressive Corp.	4,774		585,531
The Travelers Companies	1,232		199,140

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 35.2% (continued)
Insurance - 1.2% (continued)
Willis Towers Watson PLC	898		185,733
		5,414,991
Internet Software & Services - 3.1%
Alphabet Inc., Cl. A	25,500	[g]	2,759,610
Alphabet Inc., Cl. C	28,380	[g]	3,097,677
Amazon.com Inc.	40,870	[g]	5,181,090
Booking Holdings Inc.	201	[g]	377,038
Etsy Inc.	1,150	[g]	121,452
Meta Platforms Inc., Cl. A	11,096	[g]	1,807,871
Twitter Inc.	4,630	[g]	179,413
Verisign Inc.	834	[g]	151,971
		13,676,122
Materials - .1%
Amcor PLC	7,160		85,992
Ball Corp.	1,794		100,123
WestRock Co.	3,225		130,903
		317,018
Media - .6%
Charter Communications Inc., Cl. A	890	[g]	367,241
Comcast Corp., Cl. A	23,106		836,206
Fox Corp., Cl. A	4,130		141,163
Live Nation Entertainment Inc.	1,055	[g]	95,330
Netflix Inc.	330	[g]	73,775
News Corporation, Cl. A	9,265		156,764
The Walt Disney Company	9,744	[g]	1,092,108
		2,762,587
Metals & Mining - .1%
Freeport-McMoRan Inc.	6,740		199,504
Newmont Corp.	3,695		152,825
Nucor Corp.	1,090		144,905
		497,234
Real Estate - 1.0%
American Tower Corp.	2,267	[h]	575,931
AvalonBay Communities Inc.	1,026	[h]	206,134
CBRE Group Inc., Cl. A	2,190	[g]	172,922
Crown Castle International Corp.	2,232	[h]	381,293
Digital Realty Trust Inc.	1,013	[h]	125,237
Equinix Inc.	479	[h]	314,880
Equity Residential	2,160	[h]	158,069
Essex Property Trust Inc.	642	[h]	170,169
Extra Space Storage Inc.	783	[h]	155,606
Federal Realty Investment Trust	1,170	[h]	118,486
Iron Mountain Inc.	2,760	[h]	145,204
Prologis Inc.	3,572	[h]	444,750
Public Storage	1,223	[h]	404,605
Regency Centers Corp.	1,970	[h]	119,855
SBA Communications Corp.	249	[h]	80,987
Simon Property Group Inc.	2,092	[h]	213,342
UDR Inc.	3,605	[h]	161,756

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 35.2% (continued)
Real Estate - 1.0% (continued)
Ventas Inc.	2,255	[h]	107,924
VICI Properties Inc.	6,850	[h]	225,982
Welltower Inc.	2,025	[h]	155,216
Weyerhaeuser Co.	3,370	[h]	115,119
		4,553,467
Retailing - 1.2%
AutoZone Inc.	128	[g]	271,259
Best Buy Co.	1,688		119,325
Dollar General Corp.	1,083		257,126
Dollar Tree Inc.	1,315	[g]	178,419
Expedia Group Inc.	1,010	[g]	103,677
Lowe's Cos.	3,252		631,343
McDonald's Corp.	3,268		824,451
O'Reilly Automotive Inc.	327	[g]	227,958
Target Corp.	2,456		393,795
The Home Depot Inc.	4,936		1,423,641
The TJX Companies	5,897		367,678
Tractor Supply Co.	841		155,711
Ulta Beauty Inc.	291	[g]	122,182
		5,076,565
Semiconductors & Semiconductor Equipment - 1.5%
Advanced Micro Devices Inc.	8,036	[g]	682,015
Analog Devices Inc.	2,643		400,494
Applied Materials Inc.	4,601		432,816
Broadcom Inc.	1,884		940,323
Intel Corp.	19,503		622,536
KLA Corp.	778		267,733
Lam Research Corp.	761		333,250
Microchip Technology Inc.	3,346		218,327
Micron Technology Inc.	300		16,959
NVIDIA Corp.	11,807		1,782,149
NXP Semiconductors NV	1,445		237,818
Qorvo Inc.	750	[g]	67,335
Texas Instruments Inc.	4,310		712,055
		6,713,810
Technology Hardware & Equipment - 3.3%
Accenture PLC, Cl. A	3,479		1,003,552
Apple Inc.	71,544		11,248,148
Corning Inc.	4,555		156,328
DXC Technology Co.	2,550	[g]	63,189
F5 Inc.	686	[g]	107,743
Fortinet Inc.	5,225	[g]	254,405
HP Inc.	5,641		161,953
Juniper Networks Inc.	5,270		149,773
Keysight Technologies Inc.	1,201	[g]	196,832
Qualcomm Inc.	5,346		707,115
Seagate Technology Holdings PLC	2,080		139,277
Western Digital Corp.	2,155	[g]	91,070

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares	Value ($)
Common Stocks - 35.2% (continued)
Technology Hardware & Equipment - 3.3% (continued)
Zebra Technologies Corp., Cl. A		486	[g] 146,597
			14,425,982
Telecommunication Services - .6%
Arista Networks Inc.		1,360	[g] 163,037
AT&T Inc.		18,570	325,718
Cisco Systems Inc.		20,250	905,580
Lumen Technologies Inc.		9,525	94,869
T-Mobile US Inc.		3,027	[g] 435,767
Verizon Communications Inc.		22,008	920,154
			2,845,125
Transportation - .6%
CSX Corp.		7,658	242,376
FedEx Corp.		1,326	279,534
Norfolk Southern Corp.		2,160	525,161
Union Pacific Corp.		3,845	863,241
United Parcel Service Inc., Cl. B		3,529	686,426
			2,596,738
Utilities - 1.1%
Ameren Corp.		1,925	178,294
American Electric Power Co.		2,458	246,292
American Water Works Co.		1,384	205,455
CenterPoint Energy Inc.		5,220	164,587
CMS Energy Corp.		2,985	201,607
Consolidated Edison Inc.		3,670	358,706
Constellation Energy Corp.		2,008	163,833
DTE Energy Co.		1,370	178,566
Duke Energy Corp.		3,428	366,487
Edison International		3,500	237,195
Entergy Corp.		1,403	161,766
Evergy Inc.		3,065	210,044
Exelon Corp.		6,025	264,558
FirstEnergy Corp.		4,190	165,715
NextEra Energy Inc.		9,812	834,609
NiSource Inc.		5,780	170,568
NRG Energy Inc.		2,295	94,738
Public Service Enterprise Group Inc.		3,580	230,409
The AES Corp.		4,255	108,290
The Southern Company		5,050	389,203
			4,930,922
Total Common Stocks (cost $97,371,395)		155,428,396
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T Inc., Ser. A (cost $375,000)	5.00	15,000	317,100

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 52.9%
Registered Investment Companies - 52.9%
BNY Mellon Corporate Bond Fund, Cl. M		1,541,832	[i]	18,101,111
BNY Mellon Emerging Markets Fund, Cl. M		1,408,460	[i]	15,169,116
BNY Mellon Floating Rate Income Fund, Cl. Y		1,090,536	[i]	11,919,561
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,157,218	[i]	9,685,917
BNY Mellon High Yield Fund, Cl. I		2,125,234	[i]	11,093,722
BNY Mellon Income Stock Fund, Cl. M		1,939,819	[i]	17,148,000
BNY Mellon Intermediate Bond Fund, Cl. M		2,135,920	[i]	25,139,781
BNY Mellon International Equity Fund, Cl. Y		857,001	[i]	16,274,442
BNY Mellon International Fund, Cl. M		19,300	[i]	226,000
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		1,344,091	[i]	24,005,465
BNY Mellon Research Growth Fund Inc, Cl. Y		475,268	[g,i]	6,273,531
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		889,122	[i]	20,529,815
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		1,133,473	[g,i]	25,151,772
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		234,350	[i]	4,630,763
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2.34	28,211,101	[i]	28,211,101
Total Investment Companies (cost $229,899,065)		233,560,097

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,420,356)	2.34	2,420,356	[i]	2,420,356
Total Investments (cost $386,629,515)		100.5%	443,585,662
Liabilities, Less Cash and Receivables		(0.5%)	(2,304,243)
Net Assets		100.0%	441,281,419

GO—General Obligation

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $6,561,751 and the value of the collateral was $6,770,033, consisting of cash collateral of $2,420,356 and U.S. Government & Agency securities valued at $4,349,677. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $2,990,492 or .68% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Non-income producing security.

h Investment in real estate investment trust within the United States.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	53.4
Technology	8.7
Consumer, Non-cyclical	7.9
Financial	6.8
Communications	5.0
Government	4.8
Consumer, Cyclical	3.7
Mortgage Securities	3.3
Industrial	3.0
Energy	1.9
Utilities	1.1
Basic Materials	.9
100.5

† Based on net assets.

See notes to financial statements.

BNY Mellon Asset Allocation Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 52.9%
BNY Mellon Corporate Bond Fund, Cl. M - 4.1%	20,471,709	745,218	-	-	(3,115,816)	18,101,111	745,218
BNY Mellon Emerging Markets Fund, Cl. M - 3.4%	33,403,107	373,786	(13,468,176)	3,374,076	(8,513,677)	15,169,116	373,787
BNY Mellon Floating Rate Income Fund, Cl. Y - 2.7%	11,973,446	501,756	-	-	(555,641)	11,919,561	501,756
BNY Mellon Focused Equity Opportunities Fund, Cl. M - .0%	69,824,384	7,657,163	(61,188,814)	12,376,718	(28,669,451)	-	7,657,162
BNY Mellon Global Real Estate Securities Fund, CI. Y - 2.2%	11,434,177	901,389	-	-	(2,649,649)	9,685,917	901,389
BNY Mellon High Yield Fund, Cl. I - 2.5%	12,435,214	644,615	-	-	(1,986,107)	11,093,722	642,557
BNY Mellon Income Stock Fund, Cl. M - 3.9%	16,454,238	3,144,673	-	-	(2,450,911)	17,148,000	3,144,673
BNY Mellon Intermediate Bond Fund, Cl. M - 5.7%	27,010,997	576,028	-	-	(2,447,244)	25,139,781	576,028

BNY Mellon Asset Allocation Fund (continued)
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 52.9% (continued)
BNY Mellon International Equity Fund, Cl. Y - 3.7%	21,689,770	692,614	-	-	(6,107,942)	16,274,442	692,615
BNY Mellon International Fund, Cl. M - .1%	291,195	5,430	-	-	(70,625)	226,000	5,430
BNY Mellon International Small Cap Fund, Cl. Y - .0%	14,723,415	-	(12,675,616)	1,056,881	(3,104,680)	-	1,053,104
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M - 5.4%	7,902,128	18,274,394	-	-	(2,171,057)	24,005,465	919,739
BNY Mellon Research Growth Fund Inc, Cl. Y - 1.4%	19,225,451	1,442,685	(10,762,978)	3,601,418	(7,233,045)	6,273,531	1,442,685
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y - 4.7%	27,174,289	4,133,541	-	-	(10,778,015)	20,529,815	4,133,541
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y - 5.7%	18,690,003	15,021,033	-	-	(8,559,264)	25,151,772	4,442,037
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M - 1.0%	5,399,061	609,077	-	-	(1,377,375)	4,630,763	609,077
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M - .0%	17,005,865	-	(16,870,168)	3,782,127	(3,917,824)	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.4%	3,491,004	105,944,552	(81,224,455)	-	-	28,211,101	174,774

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .5%	280,000	39,847,714	(37,707,358)	-	-	2,420,356	4,559	††
Total - 53.4%	338,879,453	200,515,668	(233,897,565)	24,191,220	(93,708,323)	235,980,453	28,020,131

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2022

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	53,851,582	450,610,177	1,920,330,813
Affiliated issuers	51,115,549	20,109,734	52,994,907
Receivable for investment securities sold	2,709,100	-	2,291,441
Dividends, interest and securities lending income receivable	101,687	1,351,818	1,911,733
Receivable for shares of Beneficial Interest subscribed	20,000	845,227	121,810
Tax reclaim receivable	-	41,557	11,848
Prepaid expenses	18,915	50,075	29,545
	107,816,833	473,008,588	1,977,692,097
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	61,921	337,755	1,601,052
Cash overdraft due to Custodian	-	729,260	-
Payable for shares of Beneficial Interest redeemed	1,901,201	757,298	2,867,270
Payable for investment securities purchased	412,487	-	2,958,753
Trustees’ fees and expenses payable	14,814	10,467	60,018
Interest payable—Note 2	163	-	-
Liability for securities on loan—Note 1(c)	-	-	20,829,528
Other accrued expenses	42,005	55,188	92,902
	2,432,591	1,889,968	28,409,523
Net Assets ($)	105,384,242	471,118,620	1,949,282,574
Composition of Net Assets ($):
Paid-in capital	(14,175,900)	342,530,431	965,091,107
Total distributable earnings (loss)	119,560,142	128,588,189	984,191,467
Net Assets ($)	105,384,242	471,118,620	1,949,282,574
† Investments at cost ($)
Unaffiliated issuers	16,325,740	406,225,869	1,088,533,222
Affiliated issuers	42,514,309	20,109,734	52,994,907
†† Value of securities on loan ($)	-	-	56,042,170

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund
Net Asset Value Per Share
Class M
Net Assets ($)	94,394,624	429,622,884	1,816,046,700
Shares Outstanding	5,350,721	48,611,711	101,654,936
Net Asset Value Per Share ($)	17.64	8.84	17.86
Investor Shares
Net Assets ($)	10,989,618	19,747,421	133,235,874
Shares Outstanding	604,121	2,193,829	7,657,916
Net Asset Value Per Share ($)	18.19	9.00	17.40
Class A
Net Assets ($)	-	2,007,287	-
Shares Outstanding	-	226,846	-
Net Asset Value Per Share ($)	-	8.85	-
Class C
Net Assets ($)	-	1,059,672	-
Shares Outstanding	-	120,385	-
Net Asset Value Per Share ($)	-	8.80	-
Class I
Net Assets ($)	-	18,255,367	-
Shares Outstanding	-	2,064,705	-
Net Asset Value Per Share ($)	-	8.84	-
Class Y
Net Assets ($)	-	425,989	-
Shares Outstanding	-	48,265	-
Net Asset Value Per Share ($)	-	8.83	-

See notes to financial statements.

	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon International Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	585,862,533	305,270,107	347,780,365
Affiliated issuers	33,115,211	1,135,610	4,887,452
Cash	337,980	-	-
Cash denominated in foreign currency†††	-	-	871,174
Receivable for investment securities sold	2,268,143	5,224,420	7,527,763
Receivable for shares of Beneficial Interest subscribed	902,433	238,608	14,313
Dividends and securities lending income receivable	582,371	255,002	458,243
Tax reclaim receivable	5,467	-	3,088,000
Prepaid expenses	29,837	33,457	21,607
	623,103,975	312,157,204	364,648,917
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	562,015	241,640	373,085
Liability for securities on loan—Note 1(c)	8,610,562	-	4,839,849
Payable for shares of Beneficial Interest redeemed	1,610,717	598,413	198,092
Payable for investment securities purchased	337,980	5,314,729	5,837,223
Trustees’ fees and expenses payable	19,333	11,000	13,735
Interest payable—Note 2	-	2,681	346
Other accrued expenses	39,403	52,775	37,048
	11,180,010	6,221,238	11,299,378
Net Assets ($)	611,923,965	305,935,966	353,349,539
Composition of Net Assets ($):
Paid-in capital	536,017,218	184,168,342	460,593,530
Total distributable earnings (loss)	75,906,747	121,767,624	(107,243,991)
Net Assets ($)	611,923,965	305,935,966	353,349,539
† Investments at cost ($)
Unaffiliated issuers	508,997,905	212,189,886	398,515,915
Affiliated issuers	33,115,211	1,135,610	4,887,452
†† Value of securities on loan ($)	35,880,947	-	4,716,031
††† Cash denominated in foreign currency (cost) ($)	-	-	876,506
Net Asset Value Per Share
Class M
Net Assets ($)	583,546,058	295,486,910	337,994,280
Shares Outstanding	29,528,219	18,713,281	28,870,954
Net Asset Value Per Share ($)	19.76	15.79	11.71
Investor Shares
Net Assets ($)	28,377,907	10,449,056	15,355,259
Shares Outstanding	1,550,931	674,314	1,225,894
Net Asset Value Per Share ($)	18.30	15.50	12.53

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	536,366,497	52,977,158	207,605,209
Affiliated issuers	1,883,109	1,422,207	235,980,453
Cash	21,727	-	-
Cash denominated in foreign currency†††	3,288,843	309,584	-
Receivable for investment securities sold	7,270,929	-	-
Dividends, interest and securities lending income receivable	7,037,159	225,402	851,024
Tax reclaim receivable	51,115	620,832	-
Receivable for shares of Beneficial Interest subscribed	-	-	104,300
Prepaid expenses	39,964	7,752	22,274
	555,959,343	55,562,935	444,563,260
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	991,448	87,705	185,046
Cash overdraft due to Custodian	-	-	392,648
Liability for securities on loan—Note 1(c)	1,883,109	1,124,132	2,420,356
Note payable—Note 2	1,200,000	-	-
Payable for shares of Beneficial Interest redeemed	869,512	50,043	9,660
Trustees’ fees and expenses payable	19,333	1,800	12,597
Interest payable—Note 2	5,740	-	-
Payable for investment securities purchased	-	-	211,122
Other accrued expenses	42,003	27,120	50,412
	5,011,145	1,290,800	3,281,841
Net Assets ($)	550,948,198	54,272,135	441,281,419
Composition of Net Assets ($):
Paid-in capital	808,974,193	125,279,650	348,274,723
Total distributable earnings (loss)	(258,025,995)	(71,007,515)	93,006,696
Net Assets ($)	550,948,198	54,272,135	441,281,419
† Investments at cost ($)
Unaffiliated issuers	471,710,561	51,730,001	154,310,094
Affiliated issuers	1,883,109	1,422,207	232,319,421
†† Value of securities on loan ($)	11,663,243	1,137,999	6,561,751
††† Cash denominated in foreign currency (cost) ($)	3,383,027	314,329	-
Net Asset Value Per Share
Class M
Net Assets ($)	522,075,382	52,809,632	432,480,955
Shares Outstanding	48,467,312	4,621,425	34,420,203
Net Asset Value Per Share ($)	10.77	11.43	12.56
Investor Shares
Net Assets ($)	28,872,816	1,462,503	8,800,464
Shares Outstanding	2,611,971	126,262	693,245
Net Asset Value Per Share ($)	11.05	11.58	12.69

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended August 31, 2022

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,846,635	14,090,691	†	29,622,627	†
Affiliated issuers	1,392,173	128,716		211,179
Income from securities lending—Note 1(c)	2,297	17,808		150,049
Total Income	3,241,105	14,237,215		29,983,855
Expenses:
Investment advisory fee—Note 3(a)	1,198,284	3,285,878		18,642,548
Administration fee—Note 3(a)	180,042	636,866		3,126,279
Professional fees	45,064	48,498		94,609
Shareholder servicing costs—Note 3(b)	32,525	61,531		390,781
Registration fees	32,080	87,272		36,355
Trustees’ fees and expenses—Note 3(c)	30,088	46,234		235,310
Chief Compliance Officer fees—Note 3(b)	24,037	17,169		27,470
Custodian fees—Note 3(b)	12,905	10,670		59,897
Prospectus and shareholders’ reports	11,827	11,311		11,840
Loan commitment fees—Note 2	3,581	7,910		25,128
Interest expense—Note 2	163	2,156		-
Distribution fees—Note 3(b)	-	6,315		-
Miscellaneous	22,046	31,978		94,139
Total Expenses	1,592,642	4,253,788		22,744,356
Less—reduction in expenses due to undertakings—Note 3(a)	-	(1,089)		-
Net Expenses	1,592,642	4,252,699		22,744,356
Net Investment Income	1,648,463	9,984,516		7,239,499
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	126,571,604	122,722,683		230,322,444
Affiliated issuers	18,814,221	-		-
Net realized gain (loss) on options transactions	-	148,680		-
Capital gain distributions from affiliated issuers	30,884,089	-		-
Net Realized Gain (Loss)	176,269,914	122,871,363		230,322,444
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(137,338,317)	(107,737,504)		(714,575,601)
Affiliated issuers	(58,688,500)	-		-
Net Change in Unrealized Appreciation (Depreciation)	(196,026,817)	(107,737,504)		(714,575,601)
Net Realized and Unrealized Gain (Loss) on Investments	(19,756,903)	15,133,859		(484,253,157)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,108,440)	25,118,375		(477,013,658)
† Net of foreign taxes withheld at source ($)	-	61,482		67,429

See notes to financial statements.

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon International Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,641,095	†	5,932,545	17,933,461	†
Affiliated issuers	139,389		24,198	5,738
Income from securities lending—Note 1(c)	316,947		420	20,292
Total Income	8,097,431		5,957,163	17,959,491
Expenses:
Investment advisory fee—Note 3(a)	6,837,795		2,952,598	4,544,420
Administration fee—Note 3(a)	1,011,135		530,501	672,379
Shareholder servicing costs—Note 3(b)	80,509		31,781	47,304
Trustees’ fees and expenses—Note 3(c)	73,395		41,232	47,872
Professional fees	52,898		50,944	46,366
Registration fees	46,284		47,016	34,655
Custodian fees—Note 3(b)	42,431		9,183	114,956
Chief Compliance Officer fees—Note 3(b)	17,169		17,169	17,169
Prospectus and shareholders’ reports	13,370		9,999	6,926
Loan commitment fees—Note 2	13,055		5,157	6,991
Interest expense—Note 2	245		4,328	3,123
Miscellaneous	41,604		27,127	31,523
Total Expenses	8,229,890		3,727,035	5,573,684
Net Investment Income (Loss)	(132,459)		2,230,128	12,385,807
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,897,545		55,262,283	(24,313,384)
Net realized gain (loss) on forward foreign currency exchange contracts	-		-	(7,437)
Net Realized Gain (Loss)	9,897,545		55,262,283	(24,320,821)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(132,545,919)		(131,322,734)	(113,654,285)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-		-	2,757
Net Change in Unrealized Appreciation (Depreciation)	(132,545,919)		(131,322,734)	(113,651,528)
Net Realized and Unrealized Gain (Loss) on Investments	(122,648,374)		(76,060,451)	(137,972,349)
Net (Decrease) in Net Assets Resulting from Operations	(122,780,833)		(73,830,323)	(125,586,542)
† Net of foreign taxes withheld at source ($)	33,257		-	1,957,484

See notes to financial statements.

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	47,137,247	†	3,777,053	†	2,263,115
Affiliated issuers	11,759		1,243		5,588,531
Income from securities lending—Note 1(c)	47,318		2,377		4,559
Interest	-		-		1,493,286
Total Income	47,196,324		3,780,673		9,349,491
Expenses:
Investment advisory fee—Note 3(a)	10,001,046		661,263		1,605,172
Administration fee—Note 3(a)	1,093,309		97,880		254,683
Custodian fees—Note 3(b)	865,246		86,116		8,553
Registration fees	154,734		30,205		31,554
Professional fees	120,942		45,006		51,220
Shareholder servicing costs—Note 3(b)	81,302		3,770		20,651
Trustees’ fees and expenses—Note 3(c)	81,067		7,022		45,173
Interest expense—Note 2	29,516		599		569
Chief Compliance Officer fees—Note 3(b)	17,169		17,169		20,603
Loan commitment fees—Note 2	14,114		1,214		6,860
Prospectus and shareholders’ reports	9,664		8,553		11,710
Miscellaneous	50,198		17,526		31,857
Total Expenses	12,518,307		976,323		2,088,605
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		(75,121)
Net Expenses	12,518,307		976,323		2,013,484
Net Investment Income	34,678,017		2,804,350		7,336,007
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	61,318,116		4,606,067		(2,636,380)
Affiliated issuers	-		-		24,191,220
Capital gain distributions from affiliated issuers	-		-		22,427,041
Net Realized Gain (Loss)	61,318,116		4,606,067		43,981,881
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(320,397,241)		(17,590,829)		(21,954,793)
Affiliated issuers	-		-		(93,708,323)
Net Change in Unrealized Appreciation (Depreciation)	(320,397,241)		(17,590,829)		(115,663,116)
Net Realized and Unrealized Gain (Loss) on Investments	(259,079,125)		(12,984,762)		(71,681,235)
Net (Decrease) in Net Assets Resulting from Operations	(224,401,108)		(10,180,412)		(64,345,228)
† Net of foreign taxes withheld at source ($)	5,402,499		424,577		-

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	1,648,463	2,394,087	9,984,516	11,639,730
Net realized gain (loss) on investments	176,269,914	30,638,374	122,871,363	99,886,340
Net change in unrealized appreciation (depreciation) on investments	(196,026,817)	91,012,551	(107,737,504)	97,168,823
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,108,440)	124,045,012	25,118,375	208,694,893
Distributions ($):
Distributions to shareholders:
Class M	(39,145,590)	(18,784,646)	(93,310,187)	(11,182,363)
Investor Shares	(1,357,757)	(478,281)	(3,313,325)	(242,609)
Class A	-	-	(315,573)	(23,244)
Class C	-	-	(116,701)	(7,581)
Class I	-	-	(1,615,290)	(158,176)
Class Y	-	-	(143,557)	(13,604)
Total Distributions	(40,503,347)	(19,262,927)	(98,814,633)	(11,627,577)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	5,373,853	90,930,191	74,655,179	45,175,308
Investor Shares	2,627,284	8,383,526	10,656,309	6,993,635
Class A	-	-	857,076	477,023
Class C	-	-	729,804	14,800
Class I	-	-	14,293,701	1,421,773
Class Y	-	-	137,730	-
Distributions reinvested:
Class M	29,104,450	14,193,078	36,772,633	1,838,037
Investor Shares	928,441	408,800	2,638,670	213,844
Class A	-	-	300,209	22,247
Class C	-	-	116,700	7,581
Class I	-	-	1,423,072	143,571
Class Y	-	-	143,558	13,604
Cost of shares redeemed:
Class M	(368,891,819)	(48,836,837)	(167,054,538)	(259,521,947)
Investor Shares	(4,096,552)	(2,715,932)	(7,052,622)	(7,931,616)
Class A	-	-	(602,310)	(405,742)
Class C	-	-	(308,796)	(383,703)
Class I	-	-	(4,743,897)	(3,680,540)
Class Y	-	-	(531,015)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(334,954,343)	62,362,826	(37,568,537)	(215,602,125)
Total Increase (Decrease) in Net Assets	(393,566,130)	167,144,911	(111,264,795)	(18,534,809)
Net Assets ($):
Beginning of Period	498,950,372	331,805,461	582,383,415	600,918,224
End of Period	105,384,242	498,950,372	471,118,620	582,383,415

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Capital Share Transactions (Shares):
Class Ma
Shares sold	268,990	4,901,102	8,206,558	5,190,045
Shares issued for distributions reinvested	1,406,012	783,715	4,122,850	209,423
Shares redeemed	(18,013,152)	(2,523,331)	(17,260,801)	(30,690,046)
Net Increase (Decrease) in Shares Outstanding	(16,338,150)	3,161,486	(4,931,393)	(25,290,578)
Investor Shares[a]
Shares sold	117,864	449,104	1,120,882	774,298
Shares issued for distributions reinvested	43,425	21,920	289,772	23,754
Shares redeemed	(193,385)	(140,668)	(750,347)	(914,572)
Net Increase (Decrease) in Shares Outstanding	(32,096)	330,356	660,307	(116,520)
Class A
Shares sold	-	-	92,777	49,986
Shares issued for distributions reinvested	-	-	33,516	2,481
Shares redeemed	-	-	(65,122)	(49,223)
Net Increase (Decrease) in Shares Outstanding	-	-	61,171	3,244
Class C
Shares sold	-	-	80,514	1,444
Shares issued for distributions reinvested	-	-	13,106	875
Shares redeemed	-	-	(34,126)	(43,529)
Net Increase (Decrease) in Shares Outstanding	-	-	59,494	(41,210)
Class I
Shares sold	-	-	1,587,310	169,364
Shares issued for distributions reinvested	-	-	158,997	16,228
Shares redeemed	-	-	(504,841)	(437,177)
Net Increase (Decrease) in Shares Outstanding	-	-	1,241,466	(251,585)
Class Y
Shares sold	-	-	15,185	-
Shares issued for distributions reinvested	-	-	16,079	1,520
Shares redeemed	-	-	(58,289)	-
Net Increase (Decrease) in Shares Outstanding	-	-	(27,025)	1,520

[a]

During the period ended August 31, 2022, 120,738 Class M shares representing $2,614,166 were exchanged for 117,232 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 865,951 Class M shares representing $8,231,963 were exchanged for 851,272 Investor shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2021, 411,468 Class M shares representing $7,371,522 were exchanged for 400,281 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 764,169 Class M shares representing $6,784,989 were exchanged for 753,116 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income (loss)	7,239,499	4,654,164	(132,459)	(1,581,841)
Net realized gain (loss) on investments	230,322,444	369,022,852	9,897,545	120,213,134
Net change in unrealized appreciation (depreciation) on investments	(714,575,601)	517,138,703	(132,545,919)	85,252,643
Net Increase (Decrease) in Net Assets Resulting from Operations	(477,013,658)	890,815,719	(122,780,833)	203,883,936
Distributions ($):
Distributions to shareholders:
Class M	(317,016,965)	(194,781,339)	(105,858,494)	(4,157,707)
Investor Shares	(21,460,398)	(9,957,724)	(4,329,154)	(174,271)
Total Distributions	(338,477,363)	(204,739,063)	(110,187,648)	(4,331,978)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	131,500,513	154,767,926	184,363,598	341,289,130
Investor Shares	53,270,204	73,332,789	14,479,458	14,455,218
Distributions reinvested:
Class M	137,487,779	83,909,671	50,813,496	2,178,234
Investor Shares	17,357,474	8,254,672	3,704,720	149,887
Cost of shares redeemed:
Class M	(521,361,999)	(491,690,686)	(361,562,211)	(68,397,030)
Investor Shares	(60,295,702)	(48,627,853)	(14,661,356)	(8,477,538)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(242,041,731)	(220,053,481)	(122,862,295)	281,197,901
Total Increase (Decrease) in Net Assets	(1,057,532,752)	466,023,175	(355,830,776)	480,749,859
Net Assets ($):
Beginning of Period	3,006,815,326	2,540,792,151	967,754,741	487,004,882
End of Period	1,949,282,574	3,006,815,326	611,923,965	967,754,741
Capital Share Transactions (Shares):
Class Ma
Shares sold	6,578,749	7,186,605	8,335,456	14,424,758
Shares issued for distributions reinvested	6,509,838	4,091,159	2,273,534	92,968
Shares redeemed	(26,114,942)	(22,815,486)	(16,893,699)	(2,902,153)
Net Increase (Decrease) in Shares Outstanding	(13,026,355)	(11,537,722)	(6,284,709)	11,615,573
Investor Shares[a]
Shares sold	2,653,269	3,409,989	700,102	625,164
Shares issued for distributions reinvested	842,187	410,476	178,713	6,816
Shares redeemed	(3,074,523)	(2,238,766)	(730,791)	(359,827)
Net Increase (Decrease) in Shares Outstanding	420,933	1,581,699	148,024	272,153

[a]

During the period ended August 31, 2022, 2,550,351 Class M shares representing $52,469,790 were exchanged for 2,614,151 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 626,736 Class M shares representing $13,896,251 were exchanged for 674,698 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2021, 3,218,686 Class M shares representing $70,369,969 were exchanged for 3,285,764 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 548,483 Class M shares representing $13,388,301 were exchanged for 584,956 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	2,230,128	2,452,152	12,385,807	11,236,968
Net realized gain (loss) on investments	55,262,283	62,550,290	(24,320,821)	41,350,609
Net change in unrealized appreciation (depreciation) on investments	(131,322,734)	63,159,391	(113,651,528)	70,156,376
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,830,323)	128,161,833	(125,586,542)	122,743,953
Distributions ($):
Distributions to shareholders:
Class M	(64,364,690)	(32,861,249)	(10,972,686)	(12,773,086)
Investor Shares	(1,978,901)	(611,494)	(328,535)	(299,493)
Total Distributions	(66,343,591)	(33,472,743)	(11,301,221)	(13,072,579)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	84,164,041	39,838,377	42,310,492	61,975,120
Investor Shares	10,559,783	5,690,530	10,715,219	12,871,567
Distributions reinvested:
Class M	33,441,805	16,515,745	1,913,533	2,226,618
Investor Shares	1,324,972	399,681	252,819	238,826
Cost of shares redeemed:
Class M	(169,538,461)	(113,680,498)	(178,260,338)	(119,816,814)
Investor Shares	(9,163,060)	(4,027,028)	(10,023,297)	(11,193,745)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(49,210,920)	(55,263,193)	(133,091,572)	(53,698,428)
Total Increase (Decrease) in Net Assets	(189,384,834)	39,425,897	(269,979,335)	55,972,946
Net Assets ($):
Beginning of Period	495,320,800	455,894,903	623,328,874	567,355,928
End of Period	305,935,966	495,320,800	353,349,539	623,328,874
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,741,035	2,136,615	2,960,185	4,391,112
Shares issued for distributions reinvested	1,701,007	955,219	129,118	161,349
Shares redeemed	(9,720,392)	(6,146,462)	(13,494,214)	(8,525,620)
Net Increase (Decrease) in Shares Outstanding	(3,278,350)	(3,054,628)	(10,404,911)	(3,973,159)
Investor Shares[a]
Shares sold	571,862	311,460	712,127	833,122
Shares issued for distributions reinvested	68,545	23,442	15,921	16,159
Shares redeemed	(528,072)	(225,096)	(681,847)	(730,196)
Net Increase (Decrease) in Shares Outstanding	112,335	109,806	46,201	119,085

[a]

During the period ended Augusst 31, 2022, 561,933 Class M shares representing $10,559,783 were exchanged for 571,862 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 746,476 Class M shares representing $10,488,986 were exchanged for 697,461 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2021, 299,356 Class M shares representing $5,553,976 were exchanged for 303,890 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 881,995 Class M shares representing $12,729,641 were exchanged for 824,993 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	34,678,017	17,343,020	2,804,350	2,936,741
Net realized gain (loss) on investments	61,318,116	52,551,535	4,606,067	2,283,064
Net change in unrealized appreciation (depreciation) on investments	(320,397,241)	134,443,173	(17,590,829)	18,646,175
Net Increase (Decrease) in Net Assets Resulting from Operations	(224,401,108)	204,337,728	(10,180,412)	23,865,980
Distributions ($):
Distributions to shareholders:
Class M	(18,779,410)	(10,234,104)	(3,259,273)	(3,874,486)
Investor Shares	(615,834)	(249,808)	(61,322)	(32,564)
Total Distributions	(19,395,244)	(10,483,912)	(3,320,595)	(3,907,050)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	119,038,625	242,420,663	3,770,663	2,215,399
Investor Shares	20,385,715	20,110,178	1,466,682	1,952,585
Distributions reinvested:
Class M	3,324,382	2,017,327	959,726	1,090,285
Investor Shares	481,300	200,582	47,898	27,290
Cost of shares redeemed:
Class M	(428,652,989)	(131,940,013)	(28,270,733)	(44,789,177)
Investor Shares	(16,863,324)	(12,958,610)	(1,122,709)	(1,721,931)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(302,286,291)	119,850,127	(23,148,473)	(41,225,549)
Total Increase (Decrease) in Net Assets	(546,082,643)	313,703,943	(36,649,480)	(21,266,619)
Net Assets ($):
Beginning of Period	1,097,030,841	783,326,898	90,921,615	112,188,234
End of Period	550,948,198	1,097,030,841	54,272,135	90,921,615
Capital Share Transactions (Shares):
Class Ma
Shares sold	9,370,815	17,778,021	290,682	180,647
Shares issued for distributions reinvested	254,937	159,852	72,459	88,607
Shares redeemed	(36,309,720)	(9,988,027)	(2,237,040)	(3,641,777)
Net Increase (Decrease) in Shares Outstanding	(26,683,968)	7,949,846	(1,873,899)	(3,372,523)
Investor Shares[a]
Shares sold	1,584,701	1,479,539	111,155	145,241
Shares issued for distributions reinvested	35,891	15,465	3,573	2,151
Shares redeemed	(1,338,697)	(961,400)	(85,326)	(131,987)
Net Increase (Decrease) in Shares Outstanding	281,895	533,604	29,402	15,405

[a]

During the period ended August 31, 2022, 1,498,829 Class M shares representing $18,733,686 were exchanged for 1,459,974 Investor shares for BNY Mellon Emerging Markets Fund and 112,677 Class M shares representing $1,466,682 were exchanged for 111,155 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2021, 1,297,529 Class M shares representing $17,090,072 were exchanged for 1,263,855 Investor shares for BNY Mellon Emerging Markets Fund and 134,903 class M shares representing $1,783,081 were exchanged for 133,092 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2022	2021
Operations ($):
Net investment income	7,336,007	5,719,149
Net realized gain (loss) on investments	43,981,881	21,438,748
Net change in unrealized appreciation (depreciation) on investments	(115,663,116)	78,976,653
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,345,228)	106,134,550
Distributions ($):
Distributions to shareholders:
Class M	(33,007,312)	(17,946,163)
Investor Shares	(502,061)	(213,750)
Total Distributions	(33,509,373)	(18,159,913)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	35,128,163	28,903,160
Investor Shares	4,703,594	3,631,696
Distributions reinvested:
Class M	16,573,744	8,583,726
Investor Shares	471,584	200,277
Cost of shares redeemed:
Class M	(60,211,965)	(50,275,624)
Investor Shares	(2,532,696)	(3,641,138)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,867,576)	(12,597,903)
Total Increase (Decrease) in Net Assets	(103,722,177)	75,376,734
Net Assets ($):
Beginning of Period	545,003,596	469,626,862
End of Period	441,281,419	545,003,596
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,505,076	2,049,894
Shares issued for distributions reinvested	1,123,931	632,150
Shares redeemed	(4,232,492)	(3,622,566)
Net Increase (Decrease) in Shares Outstanding	(603,485)	(940,522)
Investor Shares[a]
Shares sold	339,791	250,941
Shares issued for distributions reinvested	31,836	14,535
Shares redeemed	(183,067)	(256,534)
Net Increase (Decrease) in Shares Outstanding	188,560	8,942

[a]

During the period ended August 31, 2022, 324,018 Class M shares representing $4,437,580 were exchanged for 320,858 Investor shares and during the period ended August 31, 2021, 202,247 Class M shares representing $2,907,268 were exchanged for 200,376 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.33	17.61	15.86	18.12	16.50
Investment Operations:
Net investment income[a]	.13	.11	.16	.15	.14
Net realized and unrealized gain (loss) on investments	(2.65)	5.48	2.91	(.35)	3.21
Total from Investment Operations	(2.52)	5.59	3.07	(.20)	3.35
Distributions:
Dividends from net investment income	(.38)	(.15)	(.17)	(.23)	(.23)
Dividends from net realized gain on investments	(1.79)	(.72)	(1.15)	(1.83)	(1.50)
Total Distributions	(2.17)	(.87)	(1.32)	(2.06)	(1.73)
Net asset value, end of period	17.64	22.33	17.61	15.86	18.12
Total Return (%)	(12.73)	32.91	20.12	.69	21.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.58	.56	.64	.64	.66
Ratio of net investment income to average net assets[b]	.62	.57	1.01	.96	.80
Portfolio Turnover Rate	12.10	12.57	15.09	25.75	15.03
Net Assets, end of period ($ x 1,000)	94,395	484,341	326,268	308,921	349,960

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.96	18.10	16.28	18.53	16.84
Investment Operations:
Net investment income[a]	.08	.07	.12	.11	.10
Net realized and unrealized gain (loss) on investments	(2.73)	5.63	2.99	(.34)	3.28
Total from Investment Operations	(2.65)	5.70	3.11	(.23)	3.38
Distributions:
Dividends from net investment income	(.33)	(.12)	(.14)	(.19)	(.19)
Dividends from net realized gain on investments	(1.79)	(.72)	(1.15)	(1.83)	(1.50)
Total Distributions	(2.12)	(.84)	(1.29)	(2.02)	(1.69)
Net asset value, end of period	18.19	22.96	18.10	16.28	18.53
Total Return (%)	(12.93)	32.59	19.76	.45	21.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.83	.81	.89	.89	.91
Ratio of net investment income to average net assets[b]	.37	.32	.77	.71	.56
Portfolio Turnover Rate	12.10	12.57	15.09	25.75	15.03
Net Assets, end of period ($ x 1,000)	10,990	14,609	5,538	6,949	6,598

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.36	7.34	8.70	9.78	9.29
Investment Operations:
Net investment income[a]	.19	.18	.20	.22	.21
Net realized and unrealized gain (loss) on investments	.24	3.02	(.66)	(.33)	1.16
Total From Investment Operations	.43	3.20	(.46)	(.11)	1.37
Distributions:
Dividends from net investment income	(.19)	(.18)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.95)	(.18)	(.90)	(.97)	(.88)
Net asset value, end of period	8.84	10.36	7.34	8.70	9.78
Total Return (%)	4.22	44.06	(6.38)	(.36)	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.81	.80	.80
Ratio of net expenses to average net assets	.83	.83	.81	.80	.80
Ratio of net investment income to average net assets	1.99	2.02	2.53	2.47	2.17
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	429,623	554,602	578,269	930,683	1,185,755

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.52	7.44	8.82	9.90	9.39
Investment Operations:
Net investment income[a]	.17	.16	.19	.20	.18
Net realized and unrealized gain (loss) on investments	.23	3.08	(.69)	(.33)	1.18
Total from Investment Operations	.40	3.24	(.50)	(.13)	1.36
Distributions:
Dividends from net investment income	(.16)	(.16)	(.17)	(.19)	(.16)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(.16)	(.88)	(.95)	(.85)
Net asset value, end of period	9.00	10.52	7.44	8.82	9.90
Total Return (%)	3.87	43.91	(6.77)	(.60)	15.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.08	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.08	1.08	1.06	1.05	1.05
Ratio of net investment income to average net assets	1.76	1.77	2.26	2.24	1.92
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	19,747	16,125	12,282	23,913	31,625

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.37	7.34	8.71	9.79	9.30
Investment Operations:
Net investment income[a]	.16	.15	.17	.19	.18
Net realized and unrealized gain (loss) on investments	.24	3.03	(.66)	(.33)	1.16
Total from Investment Operations	.40	3.18	(.49)	(.14)	1.34
Distributions:
Dividends from net investment income	(.16)	(.15)	(.17)	(.18)	(.16)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(.15)	(.88)	(.94)	(.85)
Net asset value, end of period	8.85	10.37	7.34	8.71	9.79
Total Return (%)[b]	3.85	43.74	(6.81)	(.64)	15.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.20	1.21	1.10	1.10
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.10	1.10
Ratio of net investment income to average net assets	1.68	1.68	2.18	2.20	1.89
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	2,007	1,718	1,193	1,506	4,608

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.33	7.32	8.68	9.76	9.28
Investment Operations:
Net investment income[a]	.09	.09	.11	.12	.10
Net realized and unrealized gain (loss) on investments	.23	3.01	(.65)	(.33)	1.16
Total from Investment Operations	.32	3.10	(.54)	(.21)	1.26
Distributions:
Dividends from net investment income	(.09)	(.09)	(.11)	(.11)	(.09)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.85)	(.09)	(.82)	(.87)	(.78)
Net asset value, end of period	8.80	10.33	7.32	8.68	9.76
Total Return (%)[b]	3.03	42.59	(7.44)	(1.43)	14.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93	1.93	1.91	1.88	1.88
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.88	1.88
Ratio of net investment income to average net assets	.93	.96	1.43	1.36	1.08
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	1,060	629	747	1,158	826

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.36	7.34	8.71	9.78	9.30
Investment Operations:
Net investment income[a]	.18	.17	.20	.22	.20
Net realized and unrealized gain (loss) on investments	.24	3.03	(.67)	(.33)	1.16
Total from Investment Operations	.42	3.20	(.47)	(.11)	1.36
Distributions:
Dividends from net investment income	(.18)	(.18)	(.19)	(.20)	(.19)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.94)	(.18)	(.90)	(.96)	(.88)
Net asset value, end of period	8.84	10.36	7.34	8.71	9.78
Total Return (%)	4.13	43.96	(6.54)	(.28)	15.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.89	.87	.84	.83
Ratio of net expenses to average net assets	.89	.89	.87	.84	.83
Ratio of net investment income to average net assets	1.96	1.96	2.51	2.41	2.13
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	18,255	8,530	7,887	10,135	12,491

a Based on average shares outstanding.

See notes to financial statements.

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.35	7.33	8.70	9.78	9.29
Investment Operations:
Net investment income[a]	.20	.18	.20	.22	.20
Net realized and unrealized gain (loss) on investments	.23	3.02	(.67)	(.33)	1.17
Total from Investment Operations	.43	3.20	(.47)	(.11)	1.37
Distributions:
Dividends from net investment income	(.19)	(.18)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.95)	(.18)	(.90)	(.97)	(.88)
Net asset value, end of period	8.83	10.35	7.33	8.70	9.78
Total Return (%)	4.21	44.11	(6.51)	(.36)	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.83	.82	.80
Ratio of net expenses to average net assets	.83	.83	.83	.82	.80
Ratio of net investment income to average net assets	2.00	2.01	2.63	2.43	2.17
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	426	779	541	382	12

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.69	19.28	17.45	19.24	16.72
Investment Operations:
Net investment income[a]	.06	.04	.09	.08	.05
Net realized and unrealized gain (loss) on investments	(4.01)	6.99	2.36	(.63)	3.28
Total from Investment Operations	(3.95)	7.03	2.45	(.55)	3.33
Distributions:
Dividends from net investment income	(.02)	(.08)	(.04)	(.05)	(.04)
Dividends from net realized gain on investments	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.88)	(1.62)	(.62)	(1.24)	(.81)
Net asset value, end of period	17.86	24.69	19.28	17.45	19.24
Total Return (%)	(17.82)	38.15	14.24	(1.54)	20.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.89	.89
Ratio of net investment income to average net assets	.31	.18	.50	.45	.30
Portfolio Turnover Rate	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	1,816,047	2,831,948	2,433,885	2,610,739	3,358,399

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.16	18.90	17.13	18.90	16.45
Investment Operations:
Net investment income (loss)—net[a]	.01	(.02)	.04	.04	.01
Net realized and unrealized gain (loss) on investments	(3.91)	6.86	2.31	(.60)	3.22
Total from Investment Operations	(3.90)	6.84	2.35	(.56)	3.23
Distributions:
Dividends from net investment income	-	(.04)	-	(.02)	(.01)
Dividends from net realized gain on investments	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.86)	(1.58)	(.58)	(1.21)	(.78)
Net asset value, end of period	17.40	24.16	18.90	17.13	18.90
Total Return (%)	(18.00)	37.83	13.93	(1.70)	20.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.14	1.14
Ratio of net investment income (loss) to average net assets	.06	(.08)	.26	.21	.05
Portfolio Turnover Rate	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	133,236	174,867	106,907	118,579	123,713

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	26.07	19.28	17.12	23.16	19.48
Investment Operations:
Net investment income (loss)—net [a]	(.00) [b]	(.05)	.00[b]	.02	(.03)
Net realized and unrealized gain (loss) on investments	(3.37)	6.99	2.77	(3.16)	5.41
Total from Investment Operations	(3.37)	6.94	2.77	(3.14)	5.38
Distributions:
Dividends from net investment income	-	-	(.03)	-	-
Dividends from net realized gain on investments	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Total Distributions	(2.94)	(.15)	(.61)	(2.90)	(1.70)
Net asset value, end of period	19.76	26.07	19.28	17.12	23.16
Total Return (%)	(14.23)	36.05	16.42	(11.94)	28.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.03	1.02	1.01
Ratio of net investment income (loss) to average net assets	(.01)	(.19)	.02	.10	(.15)
Portfolio Turnover Rate	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	583,546	933,506	466,531	405,350	625,344

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.41	18.11	16.12	22.08	18.69
Investment Operations:
Net investment (loss) [a]	(.05)	(.10)	(.04)	(.02)	(.08)
Net realized and unrealized gain (loss) on investments	(3.12)	6.55	2.61	(3.04)	5.17
Total from Investment Operations	(3.17)	6.45	2.57	(3.06)	5.09
Distributions:
Dividends from net realized gain on investments	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Net asset value, end of period	18.30	24.41	18.11	16.12	22.08
Total Return (%)	(14.40)	35.68	16.20	(12.20)	28.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.28	1.27	1.26
Ratio of net investment (loss) to average net assets	(.26)	(.44)	(.22)	(.13)	(.40)
Portfolio Turnover Rate	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	28,378	34,249	20,474	18,823	25,022

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.97	17.88	15.57	18.63	16.96
Investment Operations:
Net investment income[a]	.10	.10	.14	.10	.09
Net realized and unrealized gain (loss) on investments	(3.19)	5.38	3.29	(.53)	3.51
Total from Investment Operations	(3.09)	5.48	3.43	(.43)	3.60
Distributions:
Dividends from net investment income	(.09)	(.15)	(.13)	(.12)	(.07)
Dividends from net realized gain on investments	(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(3.09)	(1.39)	(1.12)	(2.63)	(1.93)
Net asset value, end of period	15.79	21.97	17.88	15.57	18.63
Total Return (%)	(16.85)	32.72	23.11	(.59)	22.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.87	.86	.86
Ratio of net investment income to average net assets	.54	.55	.90	.66	.53
Portfolio Turnover Rate	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	295,487	483,169	447,927	430,597	577,906

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.62	17.62	15.37	18.43	16.81
Investment Operations:
Net investment income[a]	.05	.05	.10	.07	.05
Net realized and unrealized gain (loss) on investments	(3.13)	5.29	3.24	(.53)	3.46
Total from Investment Operations	(3.08)	5.34	3.34	(.46)	3.51
Distributions:
Dividends from net investment income	(.04)	(.10)	(.10)	(.09)	(.03)
Dividends from net realized gain on investments	(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(3.04)	(1.34)	(1.09)	(2.60)	(1.89)
Net asset value, end of period	15.50	21.62	17.62	15.37	18.43
Total Return (%)	(17.07)	32.36	22.77	(.81)	22.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.12	1.11	1.11
Ratio of net investment income to average net assets	.29	.28	.67	.42	.32
Portfolio Turnover Rate	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	10,449	12,152	7,968	7,153	11,658

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.38	12.78	12.31	13.45	13.17
Investment Operations:
Net investment income[a]	.33	.27	.21	.31	.23
Net realized and unrealized gain (loss) on investments	(3.71)	2.64	.60	(1.20)	.26
Total from Investment Operations	(3.38)	2.91	.81	(.89)	.49
Distributions:
Dividends from net investment income	(.29)	(.31)	(.34)	(.25)	(.21)
Net asset value, end of period	11.71	15.38	12.78	12.31	13.45
Total Return (%)	(22.39)	23.04	6.47	(6.50)	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.03	1.02	1.02
Ratio of net investment income to average net assets	2.33	1.86	1.67	2.47	1.68
Portfolio Turnover Rate	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	337,994	603,937	552,883	897,080	1,124,632

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.44	13.65	13.12	14.32	14.02
Investment Operations:
Net investment income[a]	.31	.25	.20	.29	.22
Net realized and unrealized gain (loss) on investments	(3.97)	2.81	.64	(1.27)	.26
Total from Investment Operations	(3.66)	3.06	.84	(.98)	.48
Distributions:
Dividends from net investment income	(.25)	(.27)	(.31)	(.22)	(.18)
Net asset value, end of period	12.53	16.44	13.65	13.12	14.32
Total Return (%)	(22.57)	22.66	6.28	(6.74)	3.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.28	1.27	1.27
Ratio of net investment income to average net assets	2.08	1.62	1.53	2.20	1.44
Portfolio Turnover Rate	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	15,355	19,392	14,473	16,755	19,963

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.15	11.35	10.14	10.72	11.23
Investment Operations:
Net investment income[a]	.50	.24	.07	.14	.11
Net realized and unrealized gain (loss) on investments	(3.61)	2.71	1.27	(.64)	(.53)
Total from Investment Operations	(3.11)	2.95	1.34	(.50)	(.42)
Distributions:
Dividends from net investment income	(.27)	(.15)	(.13)	(.08)	(.09)
Net asset value, end of period	10.77	14.15	11.35	10.14	10.72
Total Return (%)	(22.31)	26.19	13.24	(4.68)	(3.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	1.39	1.39	1.39	1.39
Ratio of net investment income to average net assets	4.00	1.78	.71	1.37	.96
Portfolio Turnover Rate	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	522,075	1,063,203	762,408	819,164	922,117

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.52	11.64	10.41	11.01	11.53
Investment Operations:
Net investment income[a]	.48	.21	.04	.12	.09
Net realized and unrealized gain (loss) on investments	(3.71)	2.80	1.30	(.67)	(.54)
Total from Investment Operations	(3.23)	3.01	1.34	(.55)	(.45)
Distributions:
Dividends from net investment income	(.24)	(.13)	(.11)	(.05)	(.07)
Net asset value, end of period	11.05	14.52	11.64	10.41	11.01
Total Return (%)	(22.52)	25.97	12.85	(4.99)	(3.93)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.64	1.64	1.64	1.64
Ratio of net investment income to average net assets	3.75	1.53	.36	1.10	.74
Portfolio Turnover Rate	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	28,873	33,827	20,919	20,970	20,257

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.79	11.27	12.20	13.86	14.20
Investment Operations:
Net investment income[a]	.47	.37	.37	.59	.57
Net realized and unrealized gain (loss) on investments	(2.28)	2.62	(.82)	(1.69)	(.32)
Total from Investment Operations	(1.81)	2.99	(.45)	(1.10)	.25
Distributions:
Dividends from net investment income	(.55)	(.47)	(.48)	(.56)	(.59)
Net asset value, end of period	11.43	13.79	11.27	12.20	13.86
Total Return (%)	(13.65)	27.02	(3.94)	(7.98)	1.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.20	1.14	1.07	1.08
Ratio of net investment income to average net assets	3.61	2.95	3.05	4.53	3.92
Portfolio Turnover Rate	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	52,810	89,568	111,258	282,061	360,816

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.97	11.42	12.35	14.00	14.36
Investment Operations:
Net investment income[a]	.45	.36	.36	.53	.54
Net realized and unrealized gain (loss) on investments	(2.32)	2.63	(.85)	(1.67)	(.34)
Total from Investment Operations	(1.87)	2.99	(.49)	(1.14)	.20
Distributions:
Dividends from net investment income	(.52)	(.44)	(.44)	(.51)	(.56)
Net asset value, end of period	11.58	13.97	11.42	12.35	14.00
Total Return (%)	(13.88)	26.62	(4.15)	(8.21)	1.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.45	1.39	1.32	1.33
Ratio of net investment income to average net assets	3.36	2.80	2.97	4.09	3.78
Portfolio Turnover Rate	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	1,463	1,354	930	2,318	1,627

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.34	12.88	12.27	13.16	12.30
Investment Operations:
Net investment income[a]	.21	.16	.21	.19	.17
Net realized and unrealized gain (loss) on investments	(2.01)	2.81	1.31	(.33)	1.26
Total from Investment Operations	(1.80)	2.97	1.52	(.14)	1.43
Distributions:
Dividends from net investment income	(.35)	(.21)	(.23)	(.26)	(.21)
Dividends from net realized gain on investments	(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(.98)	(.51)	(.91)	(.75)	(.57)
Net asset value, end of period	12.56	15.34	12.88	12.27	13.16
Total Return (%)	(12.62)	23.59	12.78	(.44)	11.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.42	.40	.39	.39	.38
Ratio of net expenses to average net assets[b]	.41	.32	.31	.31	.29
Ratio of net investment income to average net assets[b]	1.50	1.14	1.76	1.55	1.33
Portfolio Turnover Rate	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	432,481	537,189	463,184	454,093	489,598

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.48	13.00	12.37	13.25	12.39
Investment Operations:
Net investment income[a]	.17	.12	.18	.13	.14
Net realized and unrealized gain (loss) on investments	(2.02)	2.83	1.32	(.29)	1.26
Total from Investment Operations	(1.85)	2.95	1.50	(.16)	1.40
Distributions:
Dividends from net investment income	(.31)	(.17)	(.19)	(.23)	(.18)
Dividends from net realized gain on investments	(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(.94)	(.47)	(.87)	(.72)	(.54)
Net asset value, end of period	12.69	15.48	13.00	12.37	13.25
Total Return (%)	(12.85)	23.29	12.51	(.63)	11.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.67	.65	.64	.64	.63
Ratio of net expenses to average net assets[b]	.66	.57	.56	.56	.54
Ratio of net investment income to average net assets[b]	1.25	.86	1.52	1.09	1.06
Portfolio Turnover Rate	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	8,800	7,815	6,443	7,083	6,959

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-one series, including the following diversified funds: BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Focused Equity Opportunities Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Newton Investment Management North America, LLC (“NIMNA”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser serves as a sub-adviser of (i) BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Dynamic Large Cap Value Strategy and the U.S. Large Cap Growth Strategy; (ii) BNY Mellon Income Stock Fund; (iii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iv) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (v) BNY Mellon International Fund; (vi) BNY Mellon Emerging Markets Fund; and (vii) BNY Mellon International Equity Income Fund. NIMNA, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund’s assets or the portion of the respective fund’s assets allocated to the strategies described above. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

On June 7, 2022 the Trust’s Board of Trustees (the “Board”) approved, effective September 8, 2022, the Adviser, as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and adopted all other updates pursuant to Rule 2A-5.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These

NOTES TO FINANCIAL STATEMENTS (continued)

securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following below summarizes the inputs used as of August 31, 2022 in valuing each fund’s investments:

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	53,851,582	-	-	53,851,582
Investment Companies	51,115,549	-	-	51,115,549

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Income Stock Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	440,524,267	-	-	440,524,267
Equity Securities - Preferred Stocks	10,085,910	-	-	10,085,910
Investment Companies	20,109,734	-	-	20,109,734

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Mid Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,888,405,926	-	-	1,888,405,926
Exchange-Traded Funds	31,924,887	-	-	31,924,887
Investment Companies	52,994,907	-	-	52,994,907

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Small Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	584,775,263	-	-	584,775,263
Exchange-Traded Funds	1,087,270	-	-	1,087,270
Investment Companies	33,115,211	-	-	33,115,211

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Focused Equity Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	305,270,107	-	-	305,270,107
Investment Companies	1,135,610	-	-	1,135,610

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon International Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	335,398,820	††	-	335,398,820
Equity Securities - Preferred Stocks	-	6,591,123	††	-	6,591,123
Exchange-Traded Funds	5,790,422	-		-	5,790,422
Investment Companies	4,887,452	-		-	4,887,452

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

BNY Mellon Emerging Markets Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	81,530,288	451,061,649	††	0	532,591,937
Equity Securities - Preferred Stocks	1,033,307	-		-	1,033,307
Exchange-Traded Funds	2,741,253	-		-	2,741,253
Investment Companies	1,883,109	-		-	1,883,109

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(4,202,901)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	4,202,901
Transfer out of Level 3	-
Balances as of 8/31/2022††	0
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2022	(4,202,901)

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon International Equity Income Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	7,363,491	44,489,807	††	-	51,853,298
Equity Securities - Preferred Stocks	281,432	120,970	††	-	402,402
Exchange-Traded Funds	721,458	-		-	721,458
Investment Companies	1,422,207	-		-	1,422,207

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

BNY Mellon Asset Allocation Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Commercial Mortgage-Backed	-	753,515	-	753,515
Corporate Bonds	-	16,214,484	-	16,214,484
Equity Securities - Common Stocks	155,428,396	-	-	155,428,396
Equity Securities - Preferred Stocks	317,100	-	-	317,100
Investment Companies	235,980,453	-	-	235,980,453
Municipal Securities	-	1,184,274	-	1,184,274
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	238,032	-	238,032
U.S. Government Agencies Mortgage-Backed	-	13,520,583	-	13,520,583
U.S. Treasury Securities	-	19,948,825	-	19,948,825

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: Each relevant fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the funds’ understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2022.

Table 1—Securities Lending Agreement ($)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	313
BNY Mellon Income Stock Fund	2,427
BNY Mellon Mid Cap Multi-Strategy Fund	20,452
BNY Mellon Small Cap Multi-Strategy Fund	43,208
BNY Mellon Focus Equity Opportunities Fund	57
BNY Mellon International Fund	2,766
BNY Mellon Emerging Markets Fund	6,451
BNY Mellon International Equity Income Fund	324
BNY Mellon Asset Allocation Fund	619

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Asset Allocation Fund investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit

NOTES TO FINANCIAL STATEMENTS (continued)

and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from net investment income monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from net investment income quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from net investment income annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2022, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2022, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2022.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2022 and August 31, 2021.

Table 2—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Undistributed Capital Gains ($)	Accumulated Capital (Losses) ($)	Ordinary late year loss deferral	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,051,072	70,525,123	-	-	45,983,947
BNY Mellon Income Stock Fund	16,335,694	70,525,856	-	-	41,726,639
BNY Mellon Mid Cap Multi-Strategy Fund	3,553,862	170,801,598	-	-	809,836,007
BNY Mellon Small Cap Multi-Strategy Fund	-	13,600,295	-	(349,444)	62,655,896
BNY Mellon Focused Equity Opportunities Fund	1,578,435	28,943,972	-	-	91,245,217
BNY Mellon International Fund	14,732,986	-	(65,633,988)	-	(56,342,989)
BNY Mellon Emerging Markets Fund	55,077,377	-	(364,961,480)	-	51,858,108
BNY Mellon International Equity Income Fund	835,657	-	(72,296,205)	-	453,033
BNY Mellon Asset Allocation Fund	385,072	35,966,918	-	-	56,654,706

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	61,470,651	4,163,337	65,633,988
BNY Mellon Emerging Markets Fund	319,535,210	45,426,270	364,961,480
BNY Mellon International Equity Income Fund	36,346,439	35,949,766	72,296,205

† These capital losses can be carried forward for an unlimited period.

Table 4— Tax Character of Distributions Paid
	2022		2021
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8,706,995	31,796,352	3,402,600	15,860,327
BNY Mellon Income Stock Fund	12,657,456	86,157,177	11,627,577	-
BNY Mellon Mid Cap Multi-Strategy Fund	52,286,726	286,190,637	13,631,523	191,107,540
BNY Mellon Small Cap Multi-Strategy Fund	36,895,850	73,291,798	-	4,331,978
BNY Mellon Focused Equity Opportunities Fund	8,432,494	57,911,097	5,151,064	28,321,679
BNY Mellon International Fund	11,301,221	-	13,072,579	-
BNY Mellon Emerging Markets Fund	19,395,244	-	10,483,912	-
BNY Mellon International Equity Income Fund	3,320,595	-	3,907,050	-
BNY Mellon Asset Allocation Fund	12,911,973	20,597,400	7,448,909	10,711,004

During the period ended August 31, 2022, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) total distributable earnings (loss) and increased (decreased) paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and net operating losses for BNY Mellon Small Cap Multi-Strategy Fund. Net assets and net asset value per share were not affected by these reclassifications.

NOTES TO FINANCIAL STATEMENTS

Table 5—Return of Capital Statement of Position
	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(94,556,349)	94,556,349
BNY Mellon Income Stock Fund	(13,344,522)	13,344,522
BNY Mellon Mid Cap Multi-Strategy Fund	(28,002,145)	28,002,145
BNY Mellon Small Cap Multi-Strategy Fund	400,175	(400,175)
BNY Mellon Focused Equity Opportunities Fund	(14,727,916)	14,727,916

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on BNY Mellon Asset Allocation fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2022, BNY Mellon Mid Cap Multi-Strategy Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund was approximately $4,932, with a related weighted average annualized interest rate of 3.31%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Income Stock Fund was approximately $209,589, with a related weighted average annualized interest rate of 1.03%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Small Cap Multi-Strategy Fund was approximately $21,096, with a related weighted average annualized interest rate of 1.16%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Focused Equity Opportunities Fund was approximately $178,356, with a related weighted average annualized interest rate of 2.43%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon International Fund was approximately $128,767, with a related weighted average annualized interest rate of 2.43%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Emerging Markets Fund was approximately $1,075,342, with a related weighted average annualized interest rate of 2.74%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon International Equity Income Fund was approximately $29,315, with a related weighted average annualized interest rate of 2.04%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2022 for BNY Mellon Asset Allocation Fund was approximately $47,397, with a related weighted average annualized interest rate of 1.20%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity securities), .40% (debt securities) and .15% (money market instruments and other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,089 during the period ended August 31, 2022.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $75,121 during the period ended August 31, 2022.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to a sub-investment advisory agreement between the Adviser and NIMNA, the Adviser pays NIMNA a monthly fee at an annual rate set forth below in Table 6 of the respective fund’s average daily net assets or the portion of the respective fund’s average daily net assets allocated to the strategies sub-advised by NIMNA.

Table 6—Annual Fee (as a percentage of average daily net assets allocated to the strategies sub-advised by NIMNA)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	.15
BNY Mellon Income Stock Fund	.195
BNY Mellon Mid Cap Multi-Strategy Fund	.40
BNY Mellon Small Cap Multi-Strategy Fund	.55
BNY Mellon International Fund	.255
BNY Mellon Emerging Markets Fund	.345
BNY Mellon International Equity Income Fund	.25

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy

NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended August 31, 2022, the Distributor retained $1,236 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2022, Class C shares were charged $6,315 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2022, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—Shareholder Services Plan Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 32,479
BNY Mellon Income Stock Fund
Investor Shares	45,083
Class A	4,535
Class C	2,105
BNY Mellon Mid Cap Multi-Strategy Fund	389,868
BNY Mellon Small Cap Multi-Strategy Fund	80,148
BNY Mellon Focused Equity Opportunities Fund	31,424
BNY Mellon International Fund	47,202
BNY Mellon Emerging Markets Fund	80,772
BNY Mellon International Equity Income Fund	3,736
BNY Mellon Asset Allocation Fund	20,623

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services inclusive of earnings credits, if any, for the funds. The majority of Transfer Agent fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2022, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—Transfer Agent Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 46
BNY Mellon Income Stock Fund	3,597
BNY Mellon Mid Cap Multi-Strategy Fund	772
BNY Mellon Small Cap Multi-Strategy Fund	352
BNY Mellon Focused Equity Opportunities Fund	57
BNY Mellon International Fund	102
BNY Mellon Emerging Markets Fund	148
BNY Mellon International Equity Income Fund	34
BNY Mellon Asset Allocation Fund	28

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the custody agreement.

Table 9—Custody Agreement Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 12,905
BNY Mellon Income Stock Fund	10,670
BNY Mellon Mid Cap Multi-Strategy Fund	59,897
BNY Mellon Small Cap Multi-Strategy Fund	42,431
BNY Mellon Focused Equity Opportunities Fund	9,183
BNY Mellon International Fund	114,956
BNY Mellon Emerging Markets Fund	865,246
BNY Mellon International Equity Income Fund	86,116
BNY Mellon Asset Allocation Fund	8,553

Table 10 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2022.

Table 10—Chief Compliance Officer Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 24,037
BNY Mellon Income Stock Fund	17,169
BNY Mellon Mid Cap Multi-Strategy Fund	27,470
BNY Mellon Small Cap Multi-Strategy Fund	17,169
BNY Mellon Focused Equity Opportunities Fund	17,169
BNY Mellon International Fund	17,169
BNY Mellon Emerging Markets Fund	17,169
BNY Mellon International Equity Income Fund	17,169
BNY Mellon Asset Allocation Fund	20,603

Table 11 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 11—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	44,863	7,042	-	2,461	4,000	3,555	-	-
BNY Mellon Income Stock Fund	269,221	53,830	737	4,854	6,000	2,539	777	(203)
BNY Mellon Mid Cap Multi-Strategy Fund	1,313,615	227,635	-	29,740	26,000	4,062	-	-
BNY Mellon Small Cap Multi-Strategy Fund	464,627	71,042	-	6,307	17,500	2,539	-	-
BNY Mellon Focused Equity Opportunities Fund	196,152	36,419	-	2,330	4,200	2,539	-	-
BNY Mellon International Fund	278,481	42,580	-	3,485	46,000	2,539	-	-
BNY Mellon Emerging Markets Fund	568,454	64,244	-	6,211	350,000	2,539	-	-
BNY Mellon International Equity Income Fund	41,493	6,344	-	329	37,000	2,539	-	-
BNY Mellon Asset Allocation Fund	152,684	23,917	-	1,898	3,500	3,047	-	-

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, Forward Foreign Currency Exchange Contracts “forward contracts” and options transactions, during the period ended August 31, 2022.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2022 is discussed below.

Table 12—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	33,295,606	373,547,731
BNY Mellon Income Stock Fund	402,393,562	528,703,522
BNY Mellon Mid Cap Multi-Strategy Fund	544,969,628	1,106,418,347
BNY Mellon Small Cap Multi-Strategy Fund	402,697,036	619,315,198
BNY Mellon Focused Equity Opportunities Fund	185,880,127	299,461,341
BNY Mellon International Fund	407,785,604	531,265,681
BNY Mellon Emerging Markets Fund	509,912,035	788,561,770
BNY Mellon International Equity Income Fund	34,649,062	57,970,053
BNY Mellon Asset Allocation Fund	139,185,539	173,603,451

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At August

31, 2022, there were no purchase or written options outstanding for BNY Mellon Income Stock Fund.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2022, there were no forward contracts outstanding for BNY Mellon International Fund.

Table 13 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2022.

Table 13—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	168,435
BNY Mellon International Fund Forward contracts	354,308

Table 14 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2022.

Table 14—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	58,983,184	46,232,055	248,108	45,983,947
BNY Mellon Income Stock Fund	428,993,272	66,348,700	24,622,061	41,726,639
BNY Mellon Mid Cap Multi-Strategy Fund	1,163,489,713	884,015,491	74,179,484	809,836,007
BNY Mellon Small Cap Multi-Strategy Fund	556,321,848	138,305,728	75,649,832	62,655,896
BNY Mellon Focused Equity Opportunities Fund	215,160,500	96,247,971	5,002,754	91,245,217
BNY Mellon International Fund	408,710,111	17,935,090	73,977,384	(56,042,294)
BNY Mellon Emerging Markets Fund	486,283,475	122,020,447	70,054,316	51,966,131
BNY Mellon International Equity Income Fund	53,870,109	7,883,873	7,354,617	529,256
BNY Mellon Asset Allocation Fund	386,930,956	72,831,400	16,176,694	56,654,706

NOTE 5—Plan of Liquidation:

The Trust has approved the liquidation of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (the “Liquidation Fund”), a series of the Trust, effective on or about November 14, 2022 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Liquidation Fund management, the Liquidation Fund’s portfolio securities will be sold and shares held of underlying funds will be redeemed, and the Liquidation Fund may cease to pursue its investment objective and policies. The liquidation of the Liquidation Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about October 14, 2022 (the “Closing Date”), the Liquidation Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by the Adviser in the case of the Adviser sponsored retirement plans, or BNY Mellon Wealth Management (“BNYM WM”), in the case of BNYM WM-sponsored retirement plans, and has established the Liquidation Fund as an investment option in the plan before the Closing Date. The Liquidation Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to

NOTES TO FINANCIAL STATEMENTS (continued)

TeleTransfer or Automatic Asset Builder no longer will be accepted after November 4, 2022. However, subsequent investments made by BNYM WM-sponsored Individual Retirement Accounts (“IRAs”) and BNYM WM-sponsored retirement plans (together, “BNYM WM Retirement Plans”) and the Adviser-sponsored IRAs and the Adviser-sponsored retirement plans (together, “BNYM Adviser Retirement Plans”), if any, pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after November 4, 2022.

Fund shares held on the Liquidation Date in BNYM WM Retirement Plans will be reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client’s trustee or other fiduciary, where required, within BNYM WM’s investment discretion should the consent of a client’s third-party fiduciary not be obtained prior to the Liquidation Date. Liquidation Fund shares held on the Liquidation Date in the Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management (“DGCM”). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 92.03% of ordinary income dividends paid during the fiscal year ended August 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $8,056,012 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.7009 per share as a capital gain dividend paid on December 21, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0913 as a short-term capital gain dividend paid on December 21, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 42.71% of ordinary income dividends paid during the fiscal year ended August 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $6,229,426 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.7023 per share as a capital gain dividend paid on December 7, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0567 as a short-term capital gain dividend paid on December 7, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 41.38% of ordinary income dividends paid during the fiscal year ended August 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $23,000,520 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.4267 as a short-term capital gain dividend and $2.4288 as a long-term capital gain dividend paid on December 14, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

The fund reports the maximum amount allowable but not less than $.985 as a short-term capital gain and $1.956 per share as a long-term capital gain dividend paid on December 17, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 59.24% of ordinary income dividends paid during the fiscal year ended August 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,140,289 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.6930 per share as a capital gain dividend paid on December 9, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3084 as a short-term capital gain dividend paid on December 9, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.

The fund reports the maximum amount allowable but not less than $22,836,695 as income sourced from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,957,484 as taxes paid from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also the fund reports the maximum amount allowable, but not less than $13,258,705 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $55,583,885 as income sourced from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $5,413,626 as taxes paid from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also the fund reports the maximum amount allowable, but not less than $20,693,338 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $4,457,751 as income sourced from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $408,708 as taxes paid from foreign countries for the fiscal year ended August 31, 2022 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also the fund reports the maximum amount allowable, but not less than $3,729,303 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 26.20% of ordinary income dividends paid during the fiscal year ended August 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,591,796 as ordinary income dividends paid during the fiscal year ended August 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6015 per share as a capital gain dividend paid on December 31, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0275 as a short-term capital gain dividend paid on December 31, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 14–15, 2022, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Management Agreement”); (ii) the separate Sub-Investment Advisory Agreements with respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which (a) Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of the fund’s investments allocated to the U.S. Large Cap Equity Strategy, and (b) Newton Investment Management North America, LLC (“NIMNA”) provides day-to-day management of the portion of the fund’s investments allocated to the Dynamic Large Cap Value Strategy and U.S. Large Cap Growth Strategy; (iii) the separate Sub-Investment Advisory Agreements with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which (a) Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy, (b) Geneva Capital Management, LLC (“Geneva”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy, and (c) NIMNA provides day-to-day management of the portion of the fund’s investments allocated to the Opportunistic Mid Cap Value Strategy and Mid Cap Growth Strategy; (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Small Cap Multi-Strategy Fund, pursuant to which NIMNA provides day-to-day management of the portion of the fund’s investments allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (v) the Sub-Investment Advisory Agreement with respect to BNY Mellon Emerging Markets Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; (vi) the Sub-Investment Advisory Agreement with respect to BNY Mellon Income Stock Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; (vii) the Sub-Investment Advisory Agreement with respect to BNY Mellon International Equity Income Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; and (viii) the Sub-Investment Advisory Agreement with respect to BNY Mellon International Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments. The Management Agreement, together with the Sub-Investment Advisory Agreements, are referred to as the “Agreements,” Walter Scott, Boston Partners, Geneva and NIMNA are each referred to as a “Sub-Adviser” and collectively as the “Sub-Advisers,” and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Fund, are referred to collectively as the “Sub-Advised Funds.” The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as, for the Sub-Advised Funds, the Adviser’s supervisory activities over the Sub-Adviser(s). The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial

Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). At the Adviser’s request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Asset Allocation Fund, a “fund of funds,” which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds of funds selected by Broadridge as comparable to the fund (the “Funds of Funds Performance Group”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Funds of Funds Performance Group (the “Funds of Funds Expense Group”) and with a broader group of funds consisting of the funds in the Funds of Funds Expense Group and the fund’s Expense Universe (the “Funds of Funds Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe and representatives of the Adviser informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Fund of Funds Expense Group and the funds in the Fund of Funds Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser and the Sub-Advisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For the Sub-Advised Funds, the Board considered the fee payable to the Sub-Adviser(s) in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser(s) and the Adviser. The Board also took into consideration that each Sub-Adviser’s fee is paid by the Adviser, out of its fee from the relevant fund, and not the fund.

For each of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Asset Allocation Fund, representatives of the Adviser reviewed with the Board the management or advisory fees paid by any funds advised by the Adviser in the same Lipper category as the fund (the “Similar Fund(s)”) and explained the nature of the Similar Fund(s). They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each such fund, the Board considered the relevance of the fee information provided for the Similar Fund(s) to evaluate the appropriateness of the fund’s management fee. For each such fund, representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or, for the Sub-Advised Funds, the Sub-Adviser(s), that are considered to have similar investment strategies and policies as the fund.

For each of BNY Mellon Income Stock Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon International Fund, representatives of the Adviser reviewed with the Board the management or advisory fees (1) paid by any Similar Fund(s) and (2) paid to the Adviser or its affiliates for advising the one or more separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (together with the Similar Funds, the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each such fund, the Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. For BNY Mellon International Equity Income Fund, representatives of the Adviser noted that there

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as large-cap core funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Advisers the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group medians and at or above the Performance Universe medians for all periods, except the three-year period when the fund’s total return performance was below the Performance Universe median. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2021, which showed that three out of the fund’s six strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was equal to the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses.

BNY Mellon Income Stock Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as equity income funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser, the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the two- and five-year periods when the fund’s total return performance was below the Performance Group and the two-, four- and five-year periods when the fund’s total return performance was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians during certain periods when the fund’s total return performance was below the median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of Class A, C, I or Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowing and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

BNY Mellon Mid Cap Multi-Strategy Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as mid-cap growth funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Advisers the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when the fund’s total return performance was above the Performance Group and Performance Universe medians. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2021, which showed that three out of the fund’s five strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted the fund’s returns were at or above the returns of the index in five of the ten calendar years shown. The Board discussed with management the reasons for the fund’s underperformance verses the Performance Group and Performance Universe during certain periods under review, noting the recent improved performance by the fund. It was also noted that the Performance Group and Performance Universe were comprised of institutional mid-cap growth funds, whereas the fund allocates its assets among multiple investment strategies which include mid-cap growth, value and core investment strategies. Management confirmed that the fund continued to apply consistent investment strategies and performed in a manner management expected under current market conditions.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median, and the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee. It was noted that the fund’s total expenses were slightly higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Small Cap Multi-Strategy Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as small-cap core funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe median s for all periods, except the one-year period when the fund’s total return performance was below both the Performance Group and Performance Universe medians. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2021, which showed that one out of the fund’s three strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns five out of the ten calendar years shown. The Board discussed with management the reasons for the fund’s recent underperformance verses the Performance Group and Universe during the one-year period.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s actual total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Focused Equity Opportunities Fund

The information comparing the fund’s performance to that of its Performance Group consisted of funds classified as large-cap core funds, large-cap growth funds and large-cap value funds by Lipper and to that of its Performance Universe consisted of funds classified as large-cap core funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one-year period when the fund’s total return performance was above the Performance Group median, and was above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown (including the two most recent calendar years).

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expense were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon International Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as international multi-cap core funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median and the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Emerging Market Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as emerging markets funds by Lipper.

The Board discussed with representatives of the Adviser and Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except the four-, five- and ten-year periods when the fund’s total return performance was below the Performance Group median and the four- and ten-year periods where it was just below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison for the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star rating for each of the three-, five-year and overall periods from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon International Equity Income Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as international equity income funds by Lipper.

The Board discussed with representatives of the Adviser and Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when the fund’s total return performance was at the Performance Group median and above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Asset Allocation Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as mixed-asset target allocation growth funds by Lipper and to that of its Funds of Funds Performance Group and Funds of Funds Performance Universe consisted of funds classified as mixed-asset target allocation growth funds of funds.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one-year period when the fund’s total return performance was above the Performance Group median, and was above the Performance Universe median for all periods, except the ten-year period when it was below the Performance Universe median. The Board also considered that the fund’s total return performance was above the Funds of Funds Performance Group median for all periods and above the Funds of Funds Performance Universe median for all periods, except the ten-year period when the fund’s total return performance was below the Funds of Funds Performance Group median and Funds of Funds Performance Universe median. The Board also reviewed performance attribution information relating to each fund strategy to which fund assets were allocated and the managers and underlying funds responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2021, which showed that eleven out of the fund’s nineteen managers/underlying funds in the strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in eight of the ten calendar years shown. The Board also noted that the fund had a four-star rating for each of the three- and five-year periods and overall from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds was included in the fund’s total expenses used to determine its rankings in the Expense Group, Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe (even though not all other funds in the Expense Group, Expense Universe and Funds of Funds Expense Universe invest in underlying funds). The Board considered that the fund’s contractual management fee was lower than the Expense Group median and higher than the Funds of Funds Expense Group median contractual management fee; the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee (lowest in the Expense Group) and higher than the Funds of Funds Expense Group median and the Funds of Funds Expense Universe median actual management fee; and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses and lower than the Funds of Funds Expense Group median and the slightly higher than the Funds of Funds Expense Universe median total expenses (all including Acquired Fund expenses). The Board determined that the fee payable by the fund pursuant to the Management Agreement was based on services provided that were in addition to, rather than duplicative of, the services provided under the advisory contracts of the Acquired Funds in which the fund invested.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual operating expenses of neither share class (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87% of the fund’s average daily net assets.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangements for BNY Mellon Asset Allocation Fund and BNY Mellon Income Stock Fund and the effect each such arrangement had on profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser(s), including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Advisers from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund, and by the each Sub-Adviser to the applicable fund, are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• With respect to BNY Mellon Income Stock Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Asset Allocation Fund, the Board determined each fund’s overall performance was satisfactory in light of the totality of the information presented.

• With respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Board was satisfied with the fund’s performance.

• With respect to BNY Mellon Small Cap Multi-Strategy Fund, the board generally was satisfied with the fund’s overall performance.

• With respect to BNY Mellon International Fund and BNY Mellon International Equity Income Fund, the Board expressed confidence in each such fund’s strategy and portfolio managers and agreed to closely monitor performance.

• With respect to each fund, as applicable, the Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fees charged by the Adviser under the Management Agreement with respect BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the Acquired Funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the respective Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the respective Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser (and, for the Sub-Advised Funds, the Sub-Adviser(s)) and the services provided to the fund pursuant to the respective Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the respective Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreements, or substantially similar agreements for other BNY Mellon funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or substantially similar arrangements for the funds in the Trust, in prior years. The Board determined to renew the Agreement(s) for each fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (79)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 21

———————

John R. Alchin (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Ronald R. Davenport (86)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Jack Diederich (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 21

———————

Kim D. Kelly (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 21

———————

Kevin C. Phelan (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 21

———————

Patrick J. Purcell (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 21

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Maureen M. Young (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 58 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Senior Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (55 investment companies, comprised of 115 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Walter Scott & Partners Limited

One Charlotte Square

Edinburgh, Scotland, UK

Geneva Capital Management LLC

411 East Wisconsin Avenue

Suite 2320,

Milwaukee, WI 53202

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street – Suite 1550

New York, NY 10165

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation	MFTAR0822-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2022

Contents

T H E F U N D S

F O R M O R E I N F O R M AT I O N

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Bond Fund’s (the “fund”) Class M shares produced a total return of −12.19%, and Investor shares produced a total return of −12.39%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −11.52% for the same period.2

Bonds prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of an overweight allocation to corporate bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from 0.75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Corporate Exposure Detracts from Relative Returns

Unlike the prior annual reporting period, when the fund outperformed the Index largely due to overweight allocations to corporate bonds and underweight allocations to Treasury securities, those same allocations detracted from relative performance during the current period. Significantly overweight exposure to corporate bonds, particularly in the financials and industrials sectors, was responsible for most of the fund’s relative underperformance. Within the corporate sector, the positive impact of a shorter average duration among the fund’s corporate holdings mitigated the negative impact of a tilt toward bonds with lower credit ratings. Nevertheless, overweight corporate allocation—which reflected our efforts to enhance the fund’s yield at a time of strong corporate fundamentals, low default rates and better-than-expected earnings reports—remained the primary driver of the fund’s underperformance.

Underweight exposure to Treasury bonds further detracted from the fund’s relative performance, although the shorter duration of the fund’s Treasury holdings again eased the sector-allocation impact. Among Treasury holdings, the fund’s relative performance benefited from a small, out-of-Index position in TIPS, as TIPS are indexed to inflation to provide investors with protection against rising rates. Among securitized holdings, the fund performed roughly in line with the Index, with relatively weak performance from mortgage-backed security holdings largely balanced by relatively strong performance from a small allocation to commercial mortgage-backed securities.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics.

As of the end of the reporting period, the fund has trimmed its corporate exposure, while still holding a mildly overweight position in corporates relative to the Index, with an emphasis on higher-yielding, lower-quality bonds. At the same time, in recognition of increased inflationary pressures and the likelihood of further interest-rate increases, we continue to maintain the

2

fund’s relatively short average duration to reduce interest-rate sensitivity. The fund continues to hold modestly underweight exposure to Treasury obligations, which includes out-of-Index exposure to TIPS in an effort to further insulate the fund from the impact of rising rates.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Intermediate Bond Fund’s (the “fund”) Class M shares produced a total return of −6.93%, and Investor shares produced a total return of −7.11%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of −8.20% for the same period.2

Intermediate-term bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund outperformed the Index, largely due to the positive impact of duration and allocation effects.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk.

The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds and municipal bonds. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from 0.75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Duration and Allocation Bolster Relative Performance

Although the fund held significantly overweight exposure to corporate bonds compared to the Index at a time in which Treasury securities outperformed, the relatively short duration of the fund’s corporate holdings more than compensated for the negative allocation effect. The duration of the fund’s corporate holdings averaged 3.80 years during the period, compared with 4.43 years for the Index. Similarly, within the Treasury sector, the fund maintained a relatively short duration of 1.87 years, compared with 3.97 years for the Index, further bolstering relative returns. In addition, the fund benefited from a small, but significant out-of-Index position in TIPS, as TIPS are indexed to inflation to provide investors with protection against rising rates. Other small, out-of-Index positions in securitized products marginally bolstered relative returns as well. Conversely, the fund’s overweight exposure to lower-quality bonds rated BBB detracted somewhat from relative performance due to the risk-off sentiment prevailing in the market.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics.

As of the end of the reporting period, the fund has trimmed its corporate exposure, while still holding a mildly overweight position in corporates relative to the Index, with an emphasis on higher-yielding, lower-quality bonds. At the same time, in recognition of increased inflationary pressures and the likelihood of further interest-rate increases, we continue to maintain the

4

fund’s relatively short average duration to reduce interest-rate sensitivity. The fund continues to hold modestly underweight exposure to Treasury obligations, which includes out-of-Index exposure to TIPS in an effort to further insulate the fund from the impact of rising rates.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Corporate Bond Fund’s (the “fund”) Class M shares produced a total return of −11.58%, and Investor shares produced a total return of −11.82%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Credit Index (the “Index”), produced a total return of −9.37%, and the Bloomberg U.S. Credit Index, the fund’s secondary benchmark, produced a total return of −14.43% for the same period.2,3

Investment-grade, corporate-backed bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of allocation, duration and credit-quality effects.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities.

BNY Mellon Investment Adviser, Inc. uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from 0.75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Duration, Credit Quality and Allocation Detract from Relative Returns

Unlike the Index, which includes a significant allocation to government-related issues, including agencies, local authorities, sovereigns and supranationals, the fund held relatively little exposure outside of corporate bonds. As government-related securities, on average, outperformed the corporate bond sector during the reporting period, the fund’s underweighted exposure to government-related issues detracted from relative performance. By the same logic, the fund’s overweighted exposure to corporate bonds detracted as well. Within the corporate sector, where holdings were concentrated in the industrial and finance areas, the fund’s relatively long duration further undermined relative returns. During a period in which risk-off sentiment predominated, returns also suffered due to the negative impact of the fund’s tilt toward bonds with lower credit ratings—particularly those rated BBB—which reflected our efforts to enhance the fund’s yield.

Maintaining a Consistent Posture

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics.

As of the end of the reporting period, the fund continues to hold an overweight position in corporates relative to the Index,

6

with an emphasis on higher-yielding, lower-quality bonds. The fund’s sector positions remain constant as well, with significant exposure in industrial and finance, and underweight exposure to the utility sector.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than one year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Lawrence R. Dunn, CFA, Portfolio Manager of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Short-Term U.S. Government Securities Fund’s (the “fund”) Class M shares produced a total return of −3.77%, and Investor shares produced a total return of −3.99%.1 In comparison, the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of −4.03% for the same period.2

Short-term U.S. government bond prices declined as yields rose due to inflationary pressures, and as the U.S. Federal Reserve (the “Fed”) moved aggressively to hike interest rates. The fund outperformed its benchmark as a result of relatively strong returns from non-Treasury exposure.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although not a principal investment strategy, the fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the fed funds rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the 2-year Treasury bond yield rose from 0.75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period.

Mortgage Bonds Provide a Yield Advantage

Throughout the reporting period, approximately 60% to 70% of the fund’s assets were invested in short-term agency mortgage instruments, most of them backed by government-sponsored enterprises. These investments afforded yield advantages compared to Treasury securities of similar duration. The relatively short duration of the fund’s mortgage-related holdings further bolstered relative returns as we were careful to minimize the duration extension risks implicit in such investments. The fund also derived a degree of yield advantage through modest investments in callable agency instruments. Positions in option-adjusted spreads proved less advantageous, as did holdings in taxable municipal bonds, the latter of which the fund trimmed during the second half of the period.

Remaining Cautious Amid Uncertainty

As of the end of the reporting period, we see clear signs that the Fed’s moves to raise rates and reduce its balance sheet have slowed U.S. economic growth. In our opinion, with additional Fed tightening expected, the economy appears likely slip into recession by early 2023, although we also hope and believe the decline will prove short and shallow. Accordingly, the fund is maintaining a cautious posture, with a neutral- to slightly short-duration posture. The fund continues to seek to enhance yield by investing a majority of assets in government-guaranteed mortgage instruments, avoiding companies and credits we believe are overleveraged and vulnerable to default and emphasizing issues that appear insulated from slowing economic growth.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. – The Bloomberg U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

8

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-12.19%	.42%	1.22%
Investor shares	-12.39%	.18%	.97%
Bloomberg U.S. Aggregate Bond Index	-11.52%	.52%	1.35%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-6.93%	.78%	1.00%
Investor shares	-7.11%	.55%	.76%
Bloomberg U.S. Intermediate Government/Credit Index	-8.20%	.84%	1.29%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index.

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-11.58%	1.54%	2.62%
Investor shares	-11.82%	1.27%	2.36%
Bloomberg U.S. Intermediate Credit Index	-9.37%	1.21%	2.00%
Bloomberg U.S. Credit Index	-14.43%	.95%	2.17%

† Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in each of the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-3.77%	.42%	.34%
Investor shares	-3.99%	.16%	.09%
Bloomberg U.S. Government 1-3 Year Bond Index	-4.03%	.75%	.72%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2022 to August 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.71	$3.92
Ending value (after expenses)	$920.60	$919.80
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.77	$4.00
Ending value (after expenses)	$959.70	$958.40
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.72	$3.93
Ending value (after expenses)	$925.40	$924.10
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.49	$3.74
Ending value (after expenses)	$979.40	$977.80
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

13

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14

STATEMENT OF INVESTMENTS

August 31, 2022

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	3,000,000		2,657,630
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	3,000,000		3,009,642
				5,667,272
Airlines - .6%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,000,807		3,464,928
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,095,173
				7,560,101
Automobiles & Components - .2%
General Motors Financial Co., Sr. Unscd. Notes	3.10	1/12/2032	3,100,000	[a]	2,504,168
Banks - 7.2%
Banco Santander SA, Sr. Unscd. Notes	2.75	5/28/2025	5,500,000		5,174,149
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	8,650,000	[b]	8,535,820
Citigroup Inc., Sub. Notes	4.45	9/29/2027	7,500,000		7,316,622
Citizens Bank NA, Sr. Unscd. Notes	2.25	4/28/2025	5,000,000		4,740,679
Credit Suisse Group AG, Sr. Unscd. Notes	1.31	2/2/2027	6,500,000	[c]	5,485,723
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	8,490,000		7,242,110
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	6,000,000		5,789,377
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[a,b]	4,693,444
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	8,500,000		7,580,231
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		5,351,642
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[b,c]	4,216,108
Societe Generale SA, Sub. Notes	6.22	6/15/2033	9,750,000	[c]	9,284,245
The Goldman Sachs Group Inc., Sub. Notes	6.75	10/1/2037	8,270,000		9,181,044
				84,591,194
Beverage Products - .5%
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.90	2/1/2046	6,250,000		5,944,931
Chemicals - .6%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	3,825,000		3,855,149
Yara International ASA, Sr. Unscd. Notes	3.15	6/4/2030	4,000,000	[c]	3,377,827
				7,232,976
Commercial & Professional Services - .2%
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	2,905,000		2,660,499
Commercial Mortgage Pass-Through Certificates - 1.0%
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	3,378,028		3,366,226
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000		8,947,951
				12,314,177
Consumer Discretionary - 1.0%
Magallanes Inc., Gtd. Notes	3.76	3/15/2027	7,185,000	[c]	6,714,709
Magallanes Inc., Gtd. Notes	4.28	3/15/2032	6,225,000	[c]	5,428,813
				12,143,522
Diversified Financials - 3.4%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	4,500,000		3,969,773
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	7,250,000		6,395,657
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	10,500,000	[c]	8,594,686
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	6,000,000		4,989,682
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,800,000		3,442,690
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	6,890,000		5,489,289
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	7,650,000	[c]	4,947,357
Owl Rock Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	2,500,000		2,110,657
				39,939,791
Electronic Components - .5%
Jabil Inc., Sr. Unscd. Notes	3.60	1/15/2030	5,975,000		5,264,682
Energy - 2.2%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	3,825,000		3,226,770
15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3% (continued)
Energy - 2.2% (continued)
BP Capital Markets America Inc., Gtd. Notes	2.72	1/12/2032	6,485,000	5,660,134
Diamondback Energy Inc., Gtd. Notes	3.13	3/24/2031	4,800,000	4,146,013
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	4,825,000	4,559,062
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	4,000,000	3,832,870
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	5,775,000	4,742,426
				26,167,275
Food Products - .4%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,500,000	5,188,221
Foreign Governmental - .3%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	4,000,000	[a] 3,662,901
Health Care - 1.8%
AbbVie Inc., Sr. Unscd. Notes	3.20	11/21/2029	6,000,000	5,484,748
Amgen Inc., Sr. Unscd. Notes	5.65	6/15/2042	4,955,000	5,225,986
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	4,450,000	4,019,999
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	7,250,000	6,901,798
				21,632,531
Industrial - .6%
John Deere Capital Corp., Sr. Unscd. Notes	0.45	1/17/2024	4,000,000	3,831,635
LBJ Infrastructure Group LLC., Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[c] 3,482,333
				7,313,968
Information Technology - 1.0%
Fidelity National Information Services Inc., Sr. Unscd. Notes	3.10	3/1/2041	4,775,000	3,465,157
Fiserv Inc., Sr. Unscd. Notes	4.40	7/1/2049	5,000,000	4,348,474
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	4,790,000	3,921,958
				11,735,589
Insurance - .7%
MetLife Inc., Jr. Sub. Notes, Ser. G	3.85	9/15/2025	1,900,000	[b] 1,769,664
Prudential Financial Inc., Sr. Unscd. Notes	4.35	2/25/2050	6,375,000	5,895,561
				7,665,225
Internet Software & Services - 1.0%
Amazon.com Inc., Sr. Unscd. Notes	1.65	5/12/2028	7,000,000	6,224,236
eBay Inc., Sr. Unscd. Notes	1.90	3/11/2025	6,000,000	5,667,475
				11,891,711
Media - .7%
Sky Ltd., Gtd. Notes	3.75	9/16/2024	5,130,000	[c] 5,099,516
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	4,000,000	3,530,034
				8,629,550
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	4,775,000	[a,c] 3,800,966
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	2,875,000	2,860,380
				6,661,346
Municipal Securities - 2.6%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	3,000,000	2,481,721
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000	5,277,090
Michigan Building Authority, Revenue Bonds, Refunding, Ser. II	2.71	10/15/2040	5,000,000	3,901,480
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000	4,784,682
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	4,800,000	4,205,709
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	3,825,000	3,132,867
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	4,755,000	4,654,260
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,000,000	1,655,410
				30,093,219

16

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Real Estate - 2.3%
Alexandria Real Estate Equities Inc., Gtd. Notes	2.95	3/15/2034	4,775,000		4,031,504
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	6,500,000		6,375,323
Duke Realty LP, Sr. Unscd. Notes	2.25	1/15/2032	2,825,000		2,345,691
Goodman US Finance Five LLC, Gtd. Notes	4.63	5/4/2032	2,875,000	[c]	2,797,970
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	4,696,000		3,964,531
Kimco Realty Corp., Sr. Unscd. Notes	3.20	4/1/2032	4,800,000		4,158,042
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	4,000,000		3,327,397
				27,000,458
Retailing - .8%
Ross Stores Inc., Sr. Unscd. Notes	4.70	4/15/2027	4,750,000		4,767,132
The Home Depot Inc., Sr. Unscd. Notes	1.38	3/15/2031	5,595,000		4,497,888
				9,265,020
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Inc., Gtd. Notes	2.45	2/15/2031	4,200,000	[c]	3,352,376
Broadcom Inc., Sr. Unscd. Notes	3.19	11/15/2036	6,000,000	[c]	4,464,581
KLA Corp., Sr. Unscd. Notes	4.10	3/15/2029	5,000,000		4,975,150
Microchip Technology Inc., Sr. Scd. Notes	0.97	2/15/2024	3,000,000		2,857,518
Microchip Technology Inc., Sr. Scd. Notes	0.98	9/1/2024	2,000,000		1,868,921
NXP BV, Gtd. Notes	5.35	3/1/2026	4,500,000		4,580,781
				22,099,327
Technology Hardware & Equipment - .3%
Dell International LLC, Gtd. Notes	3.38	12/15/2041	4,800,000	[c]	3,367,680
Telecommunication Services - 1.6%
AT&T Inc., Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		6,210,209
T-Mobile USA Inc., Sr. Unscd. Notes	3.00	2/15/2041	6,675,000		4,892,279
Verizon Communications Inc., Sr. Unscd. Notes	2.99	10/30/2056	8,498,000		5,723,050
Verizon Communications Inc., Sr. Unscd. Notes	3.40	3/22/2041	2,610,000		2,105,476
				18,931,014
Transportation - .4%
J.B. Hunt Transport Services Inc., Gtd. Notes	3.88	3/1/2026	5,000,000		4,925,443
U.S. Government Agencies Collateralized Municipal-Backed Securities - .4%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	5,813,893		5,244,172
Government National Mortgage Association, Ser. 2013-12, Cl. A	1.41	10/16/2042	1,164		1,162
				5,245,334
U.S. Government Agencies Mortgage-Backed - 25.0%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			5,675,684	[d]	4,498,751
2.00%, 8/1/2041			7,871,788	[d]	6,958,978
2.50%, 3/1/2042			9,122,643	[d]	8,303,970
3.00%, 1/1/2052-3/1/2052			24,661,411	[d]	22,871,294
3.50%, 1/1/2052			14,609,122	[d]	13,936,225
4.00%, 1/1/2052			10,277,228	[d]	10,057,905
5.00%, 8/1/2049			1,467,555	[d]	1,503,341
Federal National Mortgage Association:
1.50%, 1/1/2042			5,879,390	[d]	4,980,920
2.00%, 11/1/2046-1/1/2052			50,369,631	[d]	43,462,931
2.50%, 12/1/2036-11/1/2051			49,987,922	[d]	45,491,747
3.00%, 1/1/2035-2/1/2052			17,469,404	[d]	16,657,158
4.00%, 4/1/2052-6/1/2052			24,328,775	[d]	23,804,067
4.50%, 3/1/2050-6/1/2052			18,104,300	[d]	18,047,503
5.00%, 6/1/2052			5,659,716	[d]	5,728,827
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			9,283,260		7,920,325
2.50%, 5/20/2051			12,224,831		10,796,341

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
U.S. Government Agencies Mortgage-Backed - 25.0% (continued)
3.00%, 6/20/2050-11/20/2051			15,964,083		15,005,570
3.50%, 1/20/2052			18,685,662		18,046,036
4.00%, 2/20/2051-6/20/2051			9,302,673		9,048,271
4.50%, 7/20/2052			8,980,630		8,997,139
				296,117,299
U.S. Treasury Securities - 38.0%
U.S. Treasury Bonds	1.88	11/15/2051	7,000,000		5,099,609
U.S. Treasury Bonds	1.88	2/15/2041	13,475,000		10,330,746
U.S. Treasury Bonds	2.00	8/15/2051	5,500,000		4,134,023
U.S. Treasury Bonds	2.25	2/15/2052	7,745,000		6,188,739
U.S. Treasury Bonds	2.88	5/15/2052	2,750,000		2,535,156
U.S. Treasury Bonds	3.25	5/15/2042	9,100,000		8,707,563
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.02%	2.89	1/31/2024	11,850,000	[a,e]	11,845,070
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	2.83	4/30/2024	18,750,000	[e]	18,711,105
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	6,133,300	[f]	6,032,407
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	15,256,395	[f]	15,067,196
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	13,940,738	[f]	13,733,620
U.S. Treasury Notes	0.13	5/31/2023	13,250,000		12,935,269
U.S. Treasury Notes	0.13	12/15/2023	9,000,000		8,626,641
U.S. Treasury Notes	0.25	6/15/2024	16,000,000	[a]	15,113,125
U.S. Treasury Notes	0.38	10/31/2023	8,300,000		8,011,283
U.S. Treasury Notes	0.75	12/31/2023	6,500,000		6,271,484
U.S. Treasury Notes	0.75	4/30/2026	11,315,000		10,264,827
U.S. Treasury Notes	0.88	1/31/2024	15,195,000		14,648,336
U.S. Treasury Notes	1.38	11/15/2031	17,975,000		15,400,924
U.S. Treasury Notes	1.63	4/30/2023	630,000		622,834
U.S. Treasury Notes	1.63	8/15/2029	13,175,000		11,857,243
U.S. Treasury Notes	1.75	12/31/2026	10,555,000		9,866,039
U.S. Treasury Notes	1.88	2/15/2032	4,200,000		3,755,719
U.S. Treasury Notes	2.13	7/31/2024	16,250,000		15,853,906
U.S. Treasury Notes	2.38	5/15/2027	18,300,000		17,503,307
U.S. Treasury Notes	2.50	5/31/2024	17,500,000	[a]	17,212,549
U.S. Treasury Notes	2.50	3/31/2027	20,035,000	[a]	19,296,209
U.S. Treasury Notes	2.50	2/28/2026	15,000,000		14,524,512
U.S. Treasury Notes	2.50	1/31/2024	13,820,000		13,633,754
U.S. Treasury Notes	2.63	7/31/2029	20,000,000		19,176,562
U.S. Treasury Notes	2.63	1/31/2026	8,785,000	[a]	8,547,359
U.S. Treasury Notes	2.75	7/31/2027	2,000,000		1,946,641
U.S. Treasury Notes	2.75	8/15/2032	11,995,000	[a]	11,573,301
U.S. Treasury Notes	2.88	4/30/2029	17,030,000	[a]	16,563,005
U.S. Treasury Notes	2.88	5/15/2032	31,455,000	[a]	30,666,168
U.S. Treasury Notes	3.00	7/31/2024	6,000,000	[a]	5,947,969
U.S. Treasury Notes	3.25	6/30/2029	25,750,000	[a]	25,651,426
U.S. Treasury Notes	3.25	6/30/2027	11,750,000		11,695,381
				449,551,007
Total Bonds and Notes (cost $1,268,221,610)			1,162,967,431

18

BNY Mellon Bond Fund (continued)
Description	Preferred Dividend Yield (%)	Shares	Value ($)
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T Inc., Ser. A (cost $6,500,000)	5.00	260,000	5,496,400
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,985,554)	2.34	9,985,554	[g] 9,985,554

Investment of Cash Collateral for Securities Loaned - 3.4%
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $40,564,922)	2.34	40,564,922	[g] 40,564,922
Total Investments (cost $1,325,272,086)		103.0%	1,219,014,307
Liabilities, Less Cash and Receivables		(3.0%)	(35,900,788)
Net Assets		100.0%	1,183,113,519

GO—General Obligation

a Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $133,861,863 and the value of the collateral was $137,946,955, consisting of cash collateral of $40,564,922 and U.S. Government & Agency securities valued at $97,382,033. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $74,414,890 or 6.29% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	40.8
Mortgage Securities	26.5
Financial	13.4
Investment Companies	4.2
Communications	3.8
Technology	3.1
Consumer, Non-cyclical	3.1
Consumer, Cyclical	2.7
Energy	2.2
Industrial	2.0
Basic Materials	1.2
103.0

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	5,484,975	343,714,177	(339,213,598)	9,985,554	46,549
Investment of Cash Collateral for Securities Loaned - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.4%	7,926,415	894,330,411	(861,691,904)	40,564,922	79,164	††
Total - 4.2%	13,411,390	1,238,044,588	(1,200,905,502)	50,550,476	125,713

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

20

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3%
Aerospace & Defense - .6%
The Boeing Company, Sr. Unscd. Notes	1.17	2/4/2023	1,000,000		989,657
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,000,000		3,006,115
				3,995,772
Airlines - 1.0%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,577,613		3,098,418
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,521,649		3,056,627
				6,155,045
Automobiles & Components - 1.4%
American Honda Finance Corp., Sr. Unscd. Notes	1.30	9/9/2026	3,250,000		2,926,575
General Motors Financial Co., Sr. Unscd. Notes	1.70	8/18/2023	2,250,000		2,193,015
Toyota Motor Credit Corp., Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,512,026
				8,631,616
Banks - 12.0%
Bank of America Corp., Sub. Notes, Ser. L	3.95	4/21/2025	5,775,000		5,719,930
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	4,500,000		4,459,337
Barclays PLC, Sr. Unscd. Notes	2.28	11/24/2027	4,000,000		3,514,944
Citigroup Inc., Sub. Bonds	4.40	6/10/2025	5,450,000		5,428,653
Citizens Financial Group Inc., Sub. Notes	4.30	12/3/2025	3,240,000		3,203,853
Cooperatieve Rabobank UA, Gtd. Notes	3.75	7/21/2026	6,270,000		5,984,797
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[a]	5,090,201
HSBC Holdings PLC, Sr. Unscd. Notes	0.98	5/24/2025	1,250,000		1,165,890
HSBC Holdings PLC, Sr. Unscd. Notes	2.25	11/22/2027	1,785,000		1,574,479
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[b,c]	3,630,454
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	2,500,000		2,495,574
Lloyds Banking Group PLC, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,358,393
Morgan Stanley, Sub. Notes	4.88	11/1/2022	5,500,000		5,514,392
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,000,000	[b]	6,048,641
Santander UK PLC, Sr. Unscd. Notes	2.10	1/13/2023	4,000,000		3,976,003
Societe Generale SA, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	3,597,973
Sumitomo Mitsui Financial Group Inc., Sr. Unscd. Notes	0.95	1/12/2026	3,475,000		3,095,305
The Goldman Sachs Group Inc., Sr. Unscd. Notes	1.95	10/21/2027	6,400,000		5,687,079
				75,545,898
Beverage Products - .8%
Anheuser-Busch Inbev Worldwide Inc., Gtd. Notes	4.75	1/23/2029	4,955,000		5,059,961
Chemicals - .5%
DuPont de Nemours Inc., Sr. Unscd. Notes	4.21	11/15/2023	3,225,000		3,234,155
Commercial & Professional Services - .6%
Global Payments Inc., Sr. Unscd. Notes	4.00	6/1/2023	3,600,000		3,600,462
Consumer Discretionary - .5%
Magallanes Inc., Gtd. Notes	3.76	3/15/2027	3,665,000	[a]	3,425,109
Consumer Staples - .5%
Kimberly-Clark Corp., Sr. Unscd. Notes	1.05	9/15/2027	3,350,000		2,935,791
Diversified Financials - 3.2%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	2,400,000		2,117,212
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	5,000,000		4,410,798
Air Lease Corp., Sr. Unscd. Notes	2.30	2/1/2025	4,790,000		4,489,114
American Express Co., Sr. Unscd. Notes	3.38	5/3/2024	3,350,000		3,313,676
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2027	2,750,000	[b]	2,397,912
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	1,725,000		1,434,533
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	2,350,000		2,073,886
				20,237,131
Energy - 1.8%
Cimarex Energy Co., Sr. Unscd. Notes	4.38	3/15/2029	3,000,000		2,611,293
ONEOK Inc., Gtd. Notes	4.00	7/13/2027	3,400,000		3,251,770

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3% (continued)
Energy - 1.8% (continued)
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,537,199
Spectra Energy Partners LP, Gtd. Notes	3.50	3/15/2025	2,760,000	2,700,699
				11,100,961
Food Products - .6%
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000	3,427,666
Health Care - 4.5%
AbbVie Inc., Sr. Unscd. Notes	3.20	11/21/2029	4,600,000	4,204,973
Amgen Inc., Sr. Unscd. Notes	2.20	2/21/2027	3,960,000	3,641,463
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	3,975,000	3,590,898
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	4,305,000	4,258,310
Elevance Health Inc., Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	2,879,214
Humana Inc., Sr. Unscd. Notes	0.65	8/3/2023	2,275,000	2,208,915
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.20	9/23/2026	5,005,000	4,786,830
UnitedHealth Group Inc., Sr. Unscd. Notes	1.15	5/15/2026	2,915,000	2,657,731
				28,228,334
Industrial - 2.7%
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.90	3/2/2026	5,460,000	[b] 4,957,036
John Deere Capital Corp., Sr. Unscd. Notes	1.05	6/17/2026	5,000,000	4,538,567
Parker-Hannifin Corp., Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	3,740,539
Snap-On Inc., Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	3,801,268
				17,037,410
Information Technology - 2.7%
Fiserv Inc., Sr. Unscd. Notes	3.50	7/1/2029	4,580,000	4,197,310
Microsoft Corp., Sr. Unscd. Notes	3.13	11/3/2025	6,000,000	5,905,603
Oracle Corp., Sr. Unscd. Notes	2.50	4/1/2025	7,000,000	6,647,269
				16,750,182
Internet Software & Services - 1.5%
Amazon.Com Inc., Sr. Unscd. Notes	0.80	6/3/2025	5,350,000	4,946,662
eBay Inc., Sr. Unscd. Notes	1.90	3/11/2025	4,750,000	4,486,751
				9,433,413
Media - .5%
Discovery Communications LLC, Gtd. Notes	4.90	3/11/2026	3,150,000	3,147,594
Metals & Mining - .5%
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,750,000	[a] 3,421,558
Municipal Securities - 3.3%
California, GO	3.38	4/1/2025	950,000	943,095
California Earthquake Authority, Revenue Bonds, Ser. B	1.48	7/1/2023	3,000,000	2,934,226
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	2,500,000	2,122,533
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,274,571
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	1.75	3/15/2028	4,155,000	3,689,753
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	3,750,000	3,670,552
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000	4,759,401
				20,394,131
Real Estate - 2.0%
American Homes 4 Rent LP, Sr. Unscd. Notes	2.38	7/15/2031	2,600,000	2,090,744
Healthcare Realty Holdings LP, Gtd. Notes	3.63	1/15/2028	2,375,000	2,181,522
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	3,950,000	3,334,731
Life Storage LP, Gtd. Notes	2.20	10/15/2030	2,000,000	1,609,321
UDR Inc., Gtd. Notes	2.95	9/1/2026	3,620,000	3,380,404
				12,596,722

22

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Retailing - 1.4%
Target Corp., Sr. Unscd. Notes	2.25	4/15/2025	3,785,000		3,637,912
The TJX Companies, Sr. Unscd. Notes	1.15	5/15/2028	6,000,000		5,117,470
				8,755,382
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom Inc., Sr. Unscd. Notes	4.00	4/15/2029	4,000,000	[a]	3,708,275
Microchip Technology Inc., Sr. Scd. Notes	0.97	2/15/2024	4,000,000		3,810,025
Microchip Technology Inc., Sr. Scd. Notes	0.98	9/1/2024	1,440,000		1,345,623
				8,863,923
Technology Hardware & Equipment - .8%
Apple Inc., Sr. Unscd. Notes	2.05	9/11/2026	5,500,000		5,144,621
Telecommunication Services - 2.9%
AT&T Inc., Sr. Unscd. Notes	1.65	2/1/2028	6,750,000		5,802,825
Motorola Solutions Inc., Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,333,947
T-Mobile USA Inc., Sr. Unscd. Notes	3.88	4/15/2030	4,700,000		4,347,446
Verizon Communications Inc., Sr. Unscd. Notes	2.63	8/15/2026	5,900,000		5,563,371
				18,047,589
U.S. Government Agencies Collateralized Municipal-Backed Securities - .5%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	3,114,191		2,809,022
U.S. Government Agencies Mortgage-Backed - .4%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			367,416	[d]	374,082
Federal National Mortgage Association:
2.91%, 4/1/2026			2,000,000	[d]	1,958,299
				2,332,381
U.S. Government Agencies Obligations - 5.6%
Federal Farm Credit Bank Funding Corp., Bonds	3.33	4/12/2027	6,845,000		6,620,106
Federal Home Loan Bank, Bonds	2.20	3/28/2025	2,400,000		2,304,174
Federal Home Loan Bank, Bonds	2.75	3/25/2027	6,750,000		6,410,811
Federal Home Loan Bank, Bonds	3.00	3/25/2027	6,800,000		6,508,283
Federal Home Loan Mortgage Corp., Notes	4.05	8/28/2025	4,900,000	[d]	4,898,236
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[d]	8,424,439
				35,166,049
U.S. Treasury Securities - 43.4%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2025	6,634,962	[e]	6,505,491
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	15,897,514	[e]	15,636,000
U.S. Treasury Notes	0.25	9/30/2025	5,440,000		4,930,425
U.S. Treasury Notes	0.50	11/30/2023	3,250,000		3,133,457
U.S. Treasury Notes	0.63	5/15/2030	4,000,000		3,298,438
U.S. Treasury Notes	0.88	1/31/2024	12,065,000		11,630,943
U.S. Treasury Notes	1.13	2/28/2025	32,705,000		30,879,397
U.S. Treasury Notes	1.38	11/15/2031	7,000,000		5,997,578
U.S. Treasury Notes	1.38	8/31/2023	4,000,000	[b]	3,917,346
U.S. Treasury Notes	1.50	9/15/2022	20,000,000	[b]	19,994,937
U.S. Treasury Notes	1.63	8/15/2029	1,995,000		1,795,461
U.S. Treasury Notes	1.75	9/30/2022	19,210,000	[b]	19,201,876
U.S. Treasury Notes	2.00	4/30/2024	16,670,000		16,281,250
U.S. Treasury Notes	2.38	2/29/2024	15,000,000		14,762,109
U.S. Treasury Notes	2.50	3/31/2023	12,465,000	[b]	12,411,793
U.S. Treasury Notes	2.50	3/31/2027	6,975,000	[b]	6,717,797
U.S. Treasury Notes	2.63	2/28/2023	12,500,000		12,464,172
U.S. Treasury Notes	2.63	4/15/2025	5,000,000		4,892,188
U.S. Treasury Notes	2.75	7/31/2027	6,250,000		6,083,252
U.S. Treasury Notes	2.75	4/30/2023	8,000,000		7,968,385

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
U.S. Treasury Securities - 43.4% (continued)
U.S. Treasury Notes	2.88	11/30/2023	22,365,000		22,208,620
U.S. Treasury Notes	2.88	4/30/2029	5,345,000	[b]	5,198,430
U.S. Treasury Notes	3.00	7/31/2024	17,000,000	[b]	16,852,578
U.S. Treasury Notes	3.00	7/15/2025	11,000,000	[b]	10,853,906
U.S. Treasury Notes	3.13	11/15/2028	8,890,000		8,778,875
				272,394,704
Utilities - .7%
Black Hills Corp., Sr. Unscd. Notes	3.05	10/15/2029	5,260,000		4,593,219
Total Bonds and Notes (cost $646,110,553)			616,465,801
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .7%
Telecommunication Services - .7%
AT&T Inc., Ser. A (cost $5,125,000)	5.00		205,000		4,333,700
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,007,071)	2.34		4,007,071	[f]	4,007,071

Investment of Cash Collateral for Securities Loaned - 6.3%
Registered Investment Companies - 6.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $39,424,308)	2.34		39,424,308	[f]	39,424,308
Total Investments (cost $694,666,932)			105.9%	664,230,880
Liabilities, Less Cash and Receivables			(5.9%)	(36,915,784)
Net Assets			100.0%	627,315,096

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $19,243,116 or 3.07% of net assets.

b Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $101,699,432 and the value of the collateral was $104,557,945, consisting of cash collateral of $39,424,308 and U.S. Government & Agency securities valued at $65,133,637. In addition, the value of collateral may include pending sales that are also on loan.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

24

Portfolio Summary (Unaudited) †	Value (%)
Government	52.3
Financial	17.3
Investment Companies	6.9
Consumer, Non-cyclical	6.9
Communications	5.6
Technology	4.9
Consumer, Cyclical	4.3
Industrial	3.3
Energy	1.8
Basic Materials	1.1
Mortgage Securities	.8
Utilities	.7
105.9

† Based on net assets.

See notes to financial statements.

BNY Mellon Intermediate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	4,053,514	199,812,231	(199,858,674)	4,007,071	33,477
Investment of Cash Collateral for Securities Loaned - 6.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 6.3%	11,290,760	892,754,034	(864,620,486)	39,424,308	68,472	††
Total - 6.9%	15,344,274	1,092,566,265	(1,064,479,160)	43,431,379	101,949

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.4%
Aerospace & Defense - 1.1%
Raytheon Technologies Corp., Sr. Unscd. Notes	2.25	7/1/2030	2,500,000		2,139,043
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	4,500,000		4,119,644
				6,258,687
Airlines - 2.5%
Air Canada Pass Through Trust, Ser. 2015-1, Cl. A	3.60	3/15/2027	2,084,621	[a]	1,924,424
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,515,762		3,044,851
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,451,322		3,803,844
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	6,680,755		5,433,659
				14,206,778
Automobiles & Components - 1.3%
Aptiv PLC, Gtd. Notes	2.40	2/18/2025	1,000,000		951,888
Ford Motor Credit Co., Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		2,989,384
General Motors Financial Co., Sr. Unscd. Notes	2.70	8/20/2027	1,750,000		1,557,293
General Motors Financial Co., Sr. Unscd. Notes	3.10	1/12/2032	2,000,000		1,615,593
				7,114,158
Banks - 22.5%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, 3 Month LIBOR +0.40%	4.00	10/5/2022	3,000,000	[b,c,d]	2,277,933
Banco Santander SA, Sr. Unscd. Notes	1.72	9/14/2027	4,000,000		3,445,332
Bank of America Corp., Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[d]	2,722,500
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	2,000,000	[c,d]	1,973,600
Bank of Ireland Group PLC, Sr. Unscd. Notes	2.03	9/30/2027	5,000,000	[a]	4,309,617
Barclays PLC, Jr. Sub. Notes	8.00	3/15/2029	2,000,000	[d]	1,940,000
Barclays PLC, Sub. Notes	5.20	5/12/2026	4,000,000		3,978,087
BBVA Bancomer SA, Sr. Unscd. Notes	4.38	4/10/2024	4,500,000	[a]	4,490,302
BNP Paribas SA, Sub. Notes	4.38	5/12/2026	4,500,000	[a]	4,419,000
BPCE SA, Sub. Notes	3.12	10/19/2032	4,000,000	[a]	3,133,448
Citigroup Inc., Sub. Bonds	4.40	6/10/2025	4,500,000		4,482,374
Citizens Financial Group Inc., Sub. Notes	3.75	2/11/2031	5,000,000		4,646,211
Cooperatieve Rabobank UA, Gtd. Notes	4.38	8/4/2025	4,000,000		3,934,997
Credit Agricole SA, Sub. Notes	4.00	1/10/2033	6,000,000	[a]	5,415,468
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	6,000,000	[a]	5,552,946
Danske Bank A/S, Sr. Unscd. Notes	0.98	9/10/2025	5,000,000	[a]	4,593,426
Deutsche Bank AG, Sub. Notes	4.50	4/1/2025	2,500,000		2,420,514
Deutsche Bank AG, Sub. Notes	4.88	12/1/2032	5,000,000		4,250,474
HSBC Holdings PLC, Sub. Notes	4.25	3/14/2024	4,000,000		3,990,297
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	5,000,000	[d]	4,628,125
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	2,500,000		2,390,759
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	3,500,000		3,413,337
M&T Bank Corp., Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[c,d]	4,777,977
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	2,500,000		2,214,886
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,d]	3,413,275
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	3,500,000		3,528,374
Santander UK Group Holdings PLC, Sr. Unscd. Notes	4.80	11/15/2024	4,000,000		3,986,903
Societe Generale SA, Sub. Notes	4.75	11/24/2025	2,500,000	[a]	2,444,275
Societe Generale SA, Sub. Notes	6.22	6/15/2033	2,500,000	[a]	2,380,576
Standard Chartered PLC, Sr. Unscd. Notes	3.97	3/30/2026	4,750,000	[a]	4,592,391
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	1/12/2023	5,000,000	[d]	4,450,000
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.50	11/16/2026	4,250,000		4,085,270
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		2,858,774
Westpac Banking Corp., Sub. Notes	4.32	11/23/2031	4,500,000		4,285,505
Zions Bancorp NA, Sub. Notes	3.25	10/29/2029	3,550,000		3,018,981
				128,445,934

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.4% (continued)
Beverage Products - 1.0%
Constellation Brands Inc., Gtd. Notes	3.15	8/1/2029	3,000,000		2,700,908
Suntory Holdings Ltd., Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	2,840,827
				5,541,735
Building Materials - 1.1%
CRH America Finance Inc., Gtd. Notes	3.40	5/9/2027	3,000,000	[a]	2,851,181
Masco Corp., Sr. Unscd. Notes	1.50	2/15/2028	4,000,000		3,371,668
				6,222,849
Chemicals - 1.9%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	3,500,000		3,527,587
Huntsman International LLC, Sr. Unscd. Notes	4.50	5/1/2029	4,200,000		3,873,884
Yara International ASA, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a]	3,586,182
				10,987,653
Commercial & Professional Services - 1.2%
Global Payments Inc., Sr. Unscd. Notes	3.20	8/15/2029	4,000,000		3,498,148
Grand Canyon University, Unscd. Bonds	3.25	10/1/2023	3,500,000		3,456,250
				6,954,398
Consumer Discretionary - 3.4%
Hasbro Inc., Sr. Unscd. Notes	3.90	11/19/2029	4,000,000		3,669,061
Leggett & Platt Inc., Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		1,940,001
Magallanes Inc., Gtd. Notes	3.76	3/15/2027	3,825,000	[a]	3,574,636
Magallanes Inc., Gtd. Notes	4.28	3/15/2032	3,500,000	[a]	3,052,345
Marriott International Inc., Sr. Unscd. Notes, Ser. II	2.75	10/15/2033	4,000,000		3,137,016
Whirlpool Corp., Sr. Unscd. Notes	4.75	2/26/2029	4,000,000	[c]	3,942,678
				19,315,737
Consumer Durables & Apparel - .5%
Michael Kors USA Inc., Gtd. Notes	4.25	11/1/2024	3,000,000	[a]	2,944,485
Diversified Financials - 6.4%
AerCap Global Aviation Trust, Gtd. Notes	3.00	10/29/2028	5,000,000		4,253,598
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	2,500,000		2,422,481
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	818,542
Aircastle Ltd., Sr. Unscd. Notes	4.25	6/15/2026	4,750,000		4,395,647
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	5,000,000		4,158,068
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,000,000		2,717,913
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	5,000,000		3,983,519
Blue Owl Finance LLC, Gtd. Notes	4.38	2/15/2032	1,000,000	[a]	836,670
Goldman Sachs BDC Inc., Sr. Unscd. Notes	3.75	2/10/2025	3,000,000	[c]	2,944,375
Morgan Stanley Domestic Holdings Inc., Gtd. Notes	3.80	8/24/2027	3,500,000		3,375,509
Owl Rock Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	4,000,000		3,377,051
Stifel Financial Corp., Sr. Unscd. Bonds	4.25	7/18/2024	3,000,000		2,997,029
				36,280,402
Electronic Components - 1.4%
Arrow Electronics Inc., Sr. Unscd. Notes	2.95	2/15/2032	1,760,000		1,430,589
Arrow Electronics Inc., Sr. Unscd. Notes	4.00	4/1/2025	3,000,000		2,939,140
Jabil Inc., Sr. Unscd. Notes	3.60	1/15/2030	3,975,000		3,502,445
				7,872,174
Energy - 9.1%
Cenovus Energy Inc., Sr. Unscd. Notes	2.65	1/15/2032	3,000,000		2,464,671
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	2.74	12/31/2039	2,000,000	[a]	1,561,826
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	5.13	6/30/2027	2,500,000		2,498,000
Cheniere Energy Inc., Sr. Unscd. Notes	4.63	10/15/2028	2,000,000		1,930,000
Diamondback Energy Inc., Gtd. Notes	3.50	12/1/2029	4,250,000		3,861,324
El Paso Natural Gas Co., Gtd. Notes	3.50	2/15/2032	3,000,000	[a]	2,631,241
Enbridge Inc., Gtd. Notes	4.25	12/1/2026	4,000,000		3,941,224
Energy Transfer LP, Sr. Unscd. Bonds	5.50	6/1/2027	2,500,000		2,527,944
Energy Transfer LP, Sr. Unscd. Notes	4.15	9/15/2029	2,000,000		1,844,380

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.4% (continued)
Energy - 9.1% (continued)
EQM Midstream Partners LP, Sr. Unscd. Notes	4.00	8/1/2024	936,000		886,579
EQT Corp., Sr. Unscd. Notes	3.90	10/1/2027	3,000,000		2,843,805
Helmerich & Payne Inc., Sr. Unscd. Notes	2.90	9/29/2031	3,000,000		2,538,480
MPLX LP, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,450,862
MPLX LP, Sr. Unscd. Notes	4.95	9/1/2032	2,000,000		1,940,138
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	4,500,000	[c]	3,972,340
Sabal Trail Transmission LLC, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	2,900,405
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,037,977
Targa Resources Corp., Gtd. Notes	5.20	7/1/2027	3,000,000		2,994,547
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		2,897,631
Transcontinental Gas Pipe Line Co., Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		1,790,567
Valero Energy Corp., Sr. Unscd. Notes	2.80	12/1/2031	2,500,000		2,102,338
				51,616,279
Environmental Control - .5%
Waste Connections Inc., Sr. Unscd. Notes	3.50	5/1/2029	3,000,000		2,836,396
Financials - .8%
Apollo Management Holdings LP, Gtd. Notes	4.00	5/30/2024	3,000,000	[a]	2,953,779
Apollo Management Holdings LP, Gtd. Notes	4.95	1/14/2050	2,000,000	[a,c]	1,764,104
				4,717,883
Food Products - 1.6%
Flowers Foods Inc., Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		1,905,218
Grupo Bimbo SAB de CV, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	2,967,786
Grupo Bimbo SAB de CV, Jr. Sub. Notes	5.95	4/17/2023	500,000	[a,d]	495,788
JBS USA Finance Inc., Gtd. Notes	3.00	2/2/2029	2,000,000	[a]	1,742,180
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	2,000,000		1,725,333
				8,836,305
Foreign Governmental - .5%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,804,087
Health Care - 4.2%
AbbVie Inc., Sr. Unscd. Notes	3.20	11/21/2029	4,000,000		3,656,498
Amgen Inc., Sr. Unscd. Notes	3.35	2/22/2032	1,000,000		905,050
Centene Corp., Sr. Unscd. Notes	2.50	3/1/2031	4,000,000		3,197,520
Cigna Corp., Gtd. Notes	4.38	10/15/2028	3,500,000		3,449,377
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		1,903,944
HCA Inc., Gtd. Notes	3.63	3/15/2032	2,000,000	[a]	1,729,522
HCA Inc., Gtd. Notes	4.13	6/15/2029	3,000,000		2,765,343
Royalty Pharma PLC, Gtd. Notes	2.20	9/2/2030	3,000,000	[a,c]	2,436,529
Takeda Pharmaceutical Co., Sr. Unscd. Notes	5.00	11/26/2028	4,000,000		4,059,010
				24,102,793
Industrial - 3.0%
Carlisle Companies, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000		3,799,362
Flowserve Corp., Sr. Unscd. Notes	2.80	1/15/2032	2,500,000		1,951,175
Hillenbrand Inc., Gtd. Notes	5.00	9/15/2026	4,000,000		3,887,260
Huntington Ingalls Industries Inc., Gtd. Notes	3.48	12/1/2027	4,000,000		3,721,707
Oshkosh Corp., Sr. Unscd. Notes	4.60	5/15/2028	4,000,000		3,863,647
				17,223,151
Information Technology - 1.8%
Fidelity National Information Services Inc., Gtd. Notes	4.50	7/15/2025	2,000,000		2,003,713
Fiserv Inc., Sr. Unscd. Notes	3.20	7/1/2026	2,500,000		2,380,199
Fiserv Inc., Sr. Unscd. Notes	3.50	7/1/2029	2,000,000		1,832,886
Oracle Corp., Sr. Unscd. Notes	1.65	3/25/2026	4,500,000		4,060,088
				10,276,886
Insurance - 2.9%
Assured Guaranty US Holdings Inc., Gtd. Notes	3.15	6/15/2031	3,000,000		2,591,990
MetLife Inc., Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	5,500,000	[c,d]	5,396,557

28

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.4% (continued)
Insurance - 2.9% (continued)
Prudential Financial Inc., Jr. Sub. Notes	5.70	9/15/2048	4,500,000		4,420,193
Reinsurance Group of America Inc., Sr. Unscd. Notes	3.90	5/15/2029	4,500,000		4,220,713
				16,629,453
Internet Software & Services - .5%
eBay Inc., Sr. Unscd. Notes	3.60	6/5/2027	3,000,000		2,900,060
Materials - .3%
WRKCo Inc., Gtd. Notes	4.00	3/15/2028	2,000,000		1,927,367
Media - 1.1%
Charter Communications Operating LLC, Sr. Scd. Notes	4.40	4/1/2033	2,500,000		2,212,799
Grupo Televisa SAB, Sr. Unscd. Notes	4.63	1/30/2026	4,000,000		3,987,919
				6,200,718
Metals & Mining - 1.8%
Anglo American Capital PLC, Gtd. Notes	4.50	3/15/2028	4,000,000	[a]	3,821,531
Glencore Funding LLC, Gtd. Bonds	4.63	4/29/2024	2,000,000	[a]	2,004,290
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,000,000	[a]	2,737,246
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	2,000,000		1,762,500
				10,325,567
Municipal Securities - 2.5%
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		3,970,753
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	4,000,000		3,308,961
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	2.63	6/15/2024	1,500,000		1,459,049
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,345,262
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		3,340,918
				14,424,943
Real Estate - 9.5%
Alexandria Real Estate Equities Inc., Gtd. Notes	3.95	1/15/2027	3,327,000		3,250,530
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	5,000,000		4,904,094
Brandywine Operating Partnership LP, Gtd. Notes	4.55	10/1/2029	2,000,000		1,886,559
CBRE Services Inc., Gtd. Notes	2.50	4/1/2031	2,000,000		1,608,382
CBRE Services Inc., Gtd. Notes	4.88	3/1/2026	3,000,000		3,022,428
CubeSmart LP, Gtd. Notes	2.00	2/15/2031	1,500,000		1,189,542
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000		3,905,562
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	3,250,000		2,554,604
Goodman US Finance Five LLC, Gtd. Notes	4.63	5/4/2032	2,000,000	[a]	1,946,414
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	4,500,000		3,883,715
Healthpeak Properties Inc., Sr. Unscd. Notes	2.13	12/1/2028	3,000,000		2,582,547
Highwoods Realty LP, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000		3,007,832
Invitation Homes Operating Partnership LP, Gtd. Notes	4.15	4/15/2032	4,000,000	[c]	3,599,866
Life Storage LP, Gtd. Notes	4.00	6/15/2029	5,000,000		4,657,764
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	2.63	11/15/2031	3,000,000		2,305,827
Spirit Realty LP, Gtd. Notes	2.10	3/15/2028	1,500,000		1,252,679
Spirit Realty LP, Gtd. Notes	4.00	7/15/2029	3,000,000		2,728,654
VICI Properties LP, Sr. Unscd. Notes	4.95	2/15/2030	2,500,000	[c]	2,403,865
WP Carey Inc., Sr. Unscd. Notes	2.40	2/1/2031	4,000,000		3,257,226
				53,948,090
Retailing - 3.6%
7-Eleven Inc., Sr. Unscd. Notes	1.80	2/10/2031	4,000,000	[a]	3,145,068
Alimentation Couche-Tard Inc., Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	2,816,691
AutoNation Inc., Sr. Unscd. Notes	3.85	3/1/2032	2,000,000		1,715,194
Dick's Sporting Goods Inc., Sr. Unscd. Notes	3.15	1/15/2032	3,000,000	[c]	2,379,149

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.4% (continued)
Retailing - 3.6% (continued)
Dollar Tree Inc., Sr. Unscd. Notes	2.65	12/1/2031	4,000,000		3,336,635
Kohl's Corp., Sr. Unscd. Notes	3.38	5/1/2031	2,500,000	[c]	1,789,399
Nordstorm Inc., Sr. Unscd. Notes	4.00	3/15/2027	2,000,000	[c]	1,753,203
O'Reilly Automotive Inc., Sr. Unscd. Notes	3.90	6/1/2029	4,000,000		3,791,824
				20,727,163
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom Inc., Sr. Unscd. Notes	3.14	11/15/2035	2,365,000	[a]	1,794,038
Broadcom Inc., Sr. Unscd. Notes	3.47	4/15/2034	3,250,000	[a]	2,634,385
KLA Corp., Sr. Unscd. Notes	4.10	3/15/2029	4,000,000		3,980,120
Microchip Technology Inc., Gtd. Notes	4.25	9/1/2025	6,000,000		5,939,039
NXP BV, Gtd. Notes	4.40	6/1/2027	2,000,000		1,950,849
NXP BV, Gtd. Notes	4.88	3/1/2024	2,500,000		2,511,504
Renesas Electronics Corp., Sr. Unscd. Notes	2.17	11/25/2026	5,000,000	[a]	4,436,839
				23,246,774
Technology Hardware & Equipment - .6%
Dell International LLC, Sr. Unscd. Notes	8.10	7/15/2036	3,000,000		3,489,246
Telecommunication Services - 2.0%
Motorola Solutions Inc., Sr. Unscd. Notes	4.60	5/23/2029	4,750,000		4,581,094
T-Mobile USA Inc., Gtd. Notes	2.88	2/15/2031	500,000		423,345
T-Mobile USA Inc., Sr. Unscd. Notes	3.88	4/15/2030	4,150,000		3,838,702
Verizon Communications Inc., Sr. Unscd. Notes	2.10	3/22/2028	3,000,000		2,653,260
				11,496,401
Utilities - 1.7%
CenterPoint Energy Inc., Sr. Unscd. Notes	2.95	3/1/2030	2,000,000		1,782,586
Mid-Atlantic Interstate Transmission LLC, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a]	2,900,886
Mississippi Power Co., Sr. Unscd. Notes	3.95	3/30/2028	3,000,000		2,890,609
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	2,000,000	[a]	1,958,130
				9,532,211
Total Bonds and Notes (cost $597,546,581)			549,406,763
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.4%
Diversified Financials - .5%
Air Lease Corp., Ser. A	6.15		120,000		2,851,200
Telecommunication Services - .9%
AT&T Inc., Ser. A	5.00		250,000		5,285,000
Total Preferred Stocks (cost $9,250,000)			8,136,200
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,814,007)	2.34		8,814,007	[e]	8,814,007

30

BNY Mellon Corporate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $10,057,024)	2.34	10,057,024	[e] 10,057,024
Total Investments (cost $625,667,612)		101.1%	576,413,994
Liabilities, Less Cash and Receivables		(1.1%)	(6,193,282)
Net Assets		100.0%	570,220,712

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $121,356,781 or 21.28% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $12,301,008 and the value of the collateral was $12,728,389, consisting of cash collateral of $10,057,024 and U.S. Government & Agency securities valued at $2,671,365. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	42.6
Consumer, Cyclical	11.3
Energy	9.1
Consumer, Non-cyclical	8.0
Industrial	7.4
Technology	6.5
Communications	4.5
Basic Materials	3.7
Investment Companies	3.3
Government	3.0
Utilities	1.7
101.1

† Based on net assets.

See notes to financial statements.

BNY Mellon Corporate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	9,018,856	180,469,689	(180,674,538)	8,814,007	49,249
Investment of Cash Collateral for Securities Loaned - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.8%	24,487,583	112,673,864	(127,104,423)	10,057,024	92,799	††
Total - 3.3%	33,506,439	293,143,553	(307,778,961)	18,871,031	142,048

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7%
Municipal Securities - 5.9%
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	2,008,000	[a]	2,183,346
Connecticut, GO, Ser. A	0.92	6/1/2025	250,000		230,751
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		489,560
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		1,976,328
Mesa Utility System, Revenue Bonds, Ser. B	2.90	7/1/2023	1,000,000		992,210
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. C	0.49	3/15/2024	1,750,000		1,666,980
Sumter Landing Community Development District, Revenue Bonds	2.80	10/1/2022	1,000,000		999,329
Tennessee School Bond Authority, Revenue Bonds, Refunding, Ser.A	0.22	11/1/2023	1,500,000		1,442,479
Virginia Resources Authority, Revenue Bonds, Refunding, Ser. C	1.89	11/1/2022	500,000		498,674
				10,479,657
U.S. Government Agencies Collateralized Mortgage Obligations - 13.1%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	14,170	[b]	14,204
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	27,869	[b]	27,832
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	100,540	[b]	100,651
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	355,652	[b]	355,909
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	234,723	[b]	234,926
Federal Home Loan Mortgage Corp., REMIC, Ser. 3780, Cl. AV	4.00	4/15/2031	752,947	[b]	754,984
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	360,455	[b]	359,065
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	879,354	[b]	876,203
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	567,618	[b]	565,435
Federal Home Loan Mortgage Corp., REMIC, Ser. 3830, Cl. NB	4.50	2/15/2039	525,596	[b]	527,195
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	690,509	[b]	692,158
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	332,904	[b]	328,717
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	45,917	[b]	45,256
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	986,831	[b]	970,684
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	152,076	[b]	147,475
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	791,290	[b]	774,745
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	697,397	[b]	673,110
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	176,347	[b]	170,605
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	120,824	[b]	119,583
Federal Home Loan Mortgage Corp., REMIC, Ser. 4313, Cl. ME	3.00	4/15/2039	785,972	[b]	760,130
Federal Home Loan Mortgage Corp., REMIC, Ser. 4340, Cl. VD	3.00	7/15/2037	813,754	[b]	806,237
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	312,895	[b]	309,544
Federal Home Loan Mortgage Corp., REMIC, Ser. 4465, Cl. BA	2.50	12/15/2039	415,172	[b]	409,632
Federal Home Loan Mortgage Corp., REMIC, Ser. 4569, Cl. DV	3.00	8/15/2027	974,043	[b]	954,852
Federal Home Loan Mortgage Corp., REMIC, Ser. 5058, Cl. CD	1.00	6/15/2027	757,847	[b]	724,070
Federal Home Loan Mortgage Corp., REMIC, Ser. 5071, Cl. BA	3.00	11/25/2035	930,055	[b]	926,825
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	46,681	[b]	46,702
Federal National Mortgage Association, REMIC, Ser. 2009-21, Cl. HB	4.50	4/25/2024	4	[b]	4
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	545,433	[b]	545,208
Federal National Mortgage Association, REMIC, Ser. 2011-71, Cl. BA	4.00	5/25/2037	64,257	[b]	64,092
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. GC	2.00	12/25/2022	4,734	[b]	4,722
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. HD	2.00	12/25/2022	2,395	[b]	2,389

32

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 13.1% (continued)
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	315,018	[b]	313,583
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	10,690	[b]	10,662
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	981,838	[b]	942,547
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	228,594	[b]	219,512
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	803,575	[b]	767,823
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	140,501	[b]	139,780
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	269,324	[b]	257,410
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	871,876	[b]	835,667
Federal National Mortgage Association, REMIC, Ser. 2014-19, Cl. VK	4.50	4/25/2034	89,816	[b]	89,709
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	353,519	[b]	345,947
Federal National Mortgage Association, REMIC, Ser. 2015-33, Cl. P	2.50	6/25/2045	1,080,086	[b]	1,044,413
Federal National Mortgage Association, REMIC, Ser. 2017-9, Cl. HA	3.00	12/25/2042	596,354	[b]	590,665
Federal National Mortgage Association, REMIC, Ser. 2020-28, Cl. V	3.50	2/25/2048	900,063	[b]	891,115
Government National Mortgage Association, Ser. 2010-6, Cl. AB	3.00	11/20/2039	485,768		479,601
Government National Mortgage Association, Ser. 2012-101, Cl. MA	2.50	5/20/2040	479,485		470,472
Government National Mortgage Association, Ser. 2012-51, Cl. VQ	3.50	4/20/2025	495,761		492,830
Government National Mortgage Association, Ser. 2016-23, CI. KA	4.26	1/20/2031	237,080		238,555
Government National Mortgage Association, Ser. 2022-90, CI. KB	3.00	9/20/2044	1,778,797		1,731,255
				23,154,690
U.S. Government Agencies Collateralized Municipal-Backed Securities - 28.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K030, Cl. A2	3.25	4/25/2023	1,438,633	[b]	1,432,640
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K044, Cl. A2	2.81	1/25/2025	1,461,043	[b]	1,427,639
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K724, Cl. A2	3.06	11/25/2023	1,862,851	[b]	1,844,924
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K725, Cl. A2	3.00	1/25/2024	736,080	[b]	726,204
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC03, Cl. A2	3.50	1/25/2026	1,499,020	[b]	1,476,911
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,861,272	[b]	1,816,733
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	1,376,680	[b]	1,346,497
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KW02, Cl. A1	2.90	4/25/2026	1,997,298	[b]	1,963,799
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	1,425,130	[b]	1,385,818
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X3FX, Cl. A1FX	3.00	3/25/2025	1,862,404	[b]	1,831,194
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A7F	1.98	9/25/2023	493,393	[b]	484,790

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 28.9% (continued)
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	217,569	[b]	213,661
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB50, Cl. A5F	3.06	4/25/2023	1,150,146	[b]	1,143,263
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB51, CI. A5H	3.14	4/25/2038	710,612	[b,c]	705,898
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	1,793,654	[b]	1,762,963
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB67, CI. A5H	2.24	8/25/2039	745,867	[b,c]	721,783
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB68, CI. A5H	2.39	8/25/2039	380,829	[b,c]	370,948
Federal National Mortgage Association, ACES, Ser. 2013-M2, Cl. AFL, 1 Month LIBOR +.35%	2.79	1/25/2023	1,303,722	[b,c]	1,304,172
Federal National Mortgage Association, ACES, Ser. 2014-M1, Cl. A2	3.34	7/25/2023	966,065	[b]	959,262
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	291,563	[b]	287,074
Federal National Mortgage Association, ACES, Ser. 2014-M3, Cl. A2	3.50	1/25/2024	1,661,365	[b]	1,646,848
Federal National Mortgage Association, ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	171,974	[b]	171,175
Federal National Mortgage Association, ACES, Ser. 2017-M10, CI. AV2	2.64	7/25/2024	1,913,542	[b]	1,872,903
Freddie Mac Multifamily Structured Pass Through Certificates, Ser. K045, Cl. A2	3.02	1/25/2025	1,378,133	[b]	1,352,020
FRESB Mortgage Trust, Ser. 2017-SB41, Cl. A10F	2.94	9/25/2027	1,906,208	[b]	1,833,360
Government National Mortgage Association, Ser. 2011-103, Cl. B	3.77	7/16/2051	929,654		891,788
Government National Mortgage Association, Ser. 2012-142, CI. BC	2.46	3/16/2049	1,274,780		1,223,418
Government National Mortgage Association, Ser. 2012-150, CI. A	1.90	11/16/2052	1,010,723		918,883
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	503,893		496,887
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	761,262		745,536
Government National Mortgage Association, Ser. 2013-158, Cl. AB	3.01	8/16/2053	1,377,816		1,333,144
Government National Mortgage Association, Ser. 2013-29, CI. AB	1.77	10/16/2045	182,843		173,687
Government National Mortgage Association, Ser. 2013-29, CI. AD	1.51	8/16/2041	471,020		461,973
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	77,915		76,649
Government National Mortgage Association, Ser. 2014-109, Cl. B	3.20	9/16/2051	1,103,018		1,091,541
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.88	12/16/2046	1,250,611		1,214,822
Government National Mortgage Association, Ser. 2015-188, CI. VD	2.50	3/16/2032	509,727		482,484
Government National Mortgage Association, Ser. 2017-70, CI. A	2.50	10/16/2057	641,089		624,290
Government National Mortgage Association, Ser. 2017-94, CI. AK	2.40	5/16/2051	1,301,166		1,247,770
Government National Mortgage Association, Ser. 2018-123, Cl. D	3.10	1/16/2059	1,750,000		1,674,285
Government National Mortgage Association, Ser. 2018-149, CI. A	3.00	7/16/2048	280,862		273,891
Government National Mortgage Association, Ser. 2019-34, Cl. AL	3.15	5/16/2059	1,602,914		1,570,221

34

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 28.9% (continued)
Government National Mortgage Association, Ser. 2019-55, Cl. AE	3.00	12/16/2059	1,168,521		1,121,695
Government National Mortgage Association, Ser. 2022-147, CI. A	2.20	10/16/2062	2,000,000		1,898,516
Government National Mortgage Association, Ser. 2022-3, CI. AM	1.60	9/16/2051	986,813		888,989
Government National Mortgage Association, Ser. 2022-53, Cl. AE	1.50	4/16/2046	2,955,862		2,764,920
				51,257,868
U.S. Government Agencies Mortgage-Backed - 23.9%
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			2,788,059	[b]	2,712,293
3.50%, 10/1/2026-5/1/2027			425,343	[b]	414,942
4.50%, 11/1/2024-2/1/2034			570,971	[b]	580,277
Federal National Mortgage Association:
1.91%, 9/1/2051, 1 Month SOFR +2.35%			2,572,904	[b,c]	2,445,873
1.94%, 11/1/2022			48,271	[b]	48,188
2.16%, 1/1/2023			3,282,078	[b]	3,276,870
2.25%, 1/1/2024			762,662	[b]	754,128
2.36%, 12/1/2022			1,292,098	[b]	1,289,878
2.39%, 6/1/2025			793,811	[b]	772,791
2.45%, 4/1/2025			2,764,831	[b]	2,667,275
2.50%, 11/1/2026-9/1/2027			2,097,682	[b]	2,039,928
2.70%, 7/1/2024			1,816,192	[b]	1,767,784
2.72%, 3/1/2024			2,000,000	[b]	1,965,491
2.74%, 1/1/2050, 12 Month LIBOR +1.59%			1,450,393	[b,c]	1,440,969
2.74%, 10/1/2022			1,500,000	[b]	1,497,849
2.85%, 11/1/2049, 12 Month LIBOR +1.61%			2,114,293	[b,c]	2,119,309
2.88%, 6/1/2024			917,580	[b]	916,041
2.89%, 4/1/2024-1/1/2025			3,000,000	[b]	2,949,498
2.95%, 11/1/2025			1,000,000	[b]	972,879
3.00%, 1/1/2028			424,378	[b]	416,807
3.09%, 8/1/2023			1,000,000	[b]	994,764
3.11%, 12/1/2024			1,907,089	[b]	1,881,729
3.15%, 11/1/2049, 12 Month LIBOR +1.61%			1,805,153	[b,c]	1,793,251
3.45%, 7/1/2025			1,675,546	[b]	1,666,723
4.00%, 7/1/2029-3/1/2034			1,193,966	[b]	1,193,288
5.00%, 3/1/2027			219,747	[b]	225,015
5.10%, 10/1/2024			689,388	[b]	699,403
Government National Mortgage Association I:
3.00%, 5/15/2027			1,620,725		1,593,578
4.00%, 8/15/2024-7/15/2027			378,239		381,459
Government National Mortgage Association II:
3.00%, 4/20/2027			397,694		378,197
3.50%, 3/20/2026			157,039		154,449
4.50%, 7/20/2024-5/20/2025			433,290		436,511
				42,447,437
U.S. Government Agencies Obligations - 3.0%
Federal Home Loan Bank, Bonds	0.57	9/30/2024	2,000,000		1,873,184
Federal Home Loan Bank, Bonds	3.13	4/28/2025	1,500,000		1,466,381
Federal Home Loan Mortgage Corp., Notes	2.05	3/24/2025	2,000,000	[b]	1,919,973
				5,259,538
U.S. Treasury Securities - 23.9%
U.S. Treasury Notes	0.13	1/15/2024	2,500,000		2,388,477
U.S. Treasury Notes	0.13	2/15/2024	1,500,000		1,429,336
U.S. Treasury Notes	0.25	5/15/2024	4,750,000		4,498,770

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Treasury Securities - 23.9% (continued)
U.S. Treasury Notes	0.75	11/15/2024	4,000,000		3,769,531
U.S. Treasury Notes	1.25	8/31/2024	5,750,000	[d]	5,507,646
U.S. Treasury Notes	2.50	4/30/2024	3,285,000		3,233,287
U.S. Treasury Notes	2.50	5/31/2024	11,000,000		10,819,316
U.S. Treasury Notes	2.75	5/15/2025	3,000,000		2,942,637
U.S. Treasury Notes	2.75	8/31/2023	5,500,000	[d]	5,459,660
U.S. Treasury Notes	3.13	8/15/2025	2,250,000		2,227,500
				42,276,160
Total Bonds and Notes (cost $181,054,664)			174,875,350
	1-Day Yield (%)		Shares
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,369,717)	2.34		3,369,717	[e]	3,369,717

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,975,863)	2.34		2,975,863	[e]	2,975,863
Total Investments (cost $187,400,244)			102.3%	181,220,930
Liabilities, Less Cash and Receivables			(2.3%)	(4,028,511)
Net Assets			100.0%	177,192,419

ACES—Alternative Credit Enhancement Securities

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $8,421,616 and the value of the collateral was $8,595,815, consisting of cash collateral of $2,975,863 and U.S. Government & Agency securities valued at $5,619,952. In addition, the value of collateral may include pending sales that are also on loan.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	66.0
Government	32.7
Investment Companies	3.6
102.3

† Based on net assets.

See notes to financial statements.

BNY Mellon Short-Term U.S. Government Securities Fund
Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.9%	7,008,387	103,022,110	(106,660,780)	3,369,717	26,972

36

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.7%	-	74,090,042	(71,114,179)	2,975,863	4,470	††
Total - 3.6%	7,008,387	177,112,152	(177,774,959)	6,345,580	31,442

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

37

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2022

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,168,463,831	620,799,501	557,542,963	174,875,350
Affiliated issuers	50,550,476	43,431,379	18,871,031	6,345,580
Dividends, interest and securities lending income receivable	7,035,643	4,032,216	6,524,863	540,725
Receivable for shares of Beneficial Interest subscribed	1,691,933	269,112	292,500	991,852
Prepaid expenses	29,823	24,466	12,903	21,638
	1,227,771,706	668,556,674	583,244,260	182,775,145
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	554,324	293,728	271,181	67,923
Cash overdraft due to Custodian	2,697,150	1,147,491	1,412,755	168,477
Liability for securities on loan—Note 1(b)	40,564,922	39,424,308	10,057,024	2,975,863
Payable for shares of Beneficial Interest redeemed	767,460	321,686	1,232,013	89,719
Trustees’ fees and expenses payable	31,633	15,133	15,666	5,800
Payable for investment securities purchased	-	-	-	2,233,121
Other accrued expenses	42,698	39,232	34,909	41,823
	44,658,187	41,241,578	13,023,548	5,582,726
Net Assets ($)	1,183,113,519	627,315,096	570,220,712	177,192,419
Composition of Net Assets ($):
Paid-in capital	1,337,731,928	663,332,391	622,835,160	200,046,685
Total distributable earnings (loss)	(154,618,409)	(36,017,295)	(52,614,448)	(22,854,266)
Net Assets ($)	1,183,113,519	627,315,096	570,220,712	177,192,419
† Investments at cost ($)
Unaffiliated issuers	1,274,721,610	651,235,553	606,796,581	181,054,664
Affiliated issuers	50,550,476	43,431,379	18,871,031	6,345,580
†† Value of securities on loan ($)	133,861,863	101,699,432	12,301,008	8,421,616
Net Asset Value Per Share
Class M
Net Assets ($)	1,172,291,701	619,470,277	564,924,840	175,540,867
Shares Outstanding	104,444,158	52,612,803	48,122,494	16,028,831
Net Asset Value Per Share ($)	11.22	11.77	11.74	10.95
Investor Shares
Net Assets ($)	10,821,818	7,844,819	5,295,872	1,651,552
Shares Outstanding	965,784	664,869	450,613	150,664
Net Asset Value Per Share ($)	11.21	11.80	11.75	10.96

See notes to financial statements.

38

STATEMENTS OF OPERATIONS

Year Ended August 31, 2022

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	32,916,363	17,152,424	25,011,745	2,074,910
Dividends:
Unaffiliated issuers	325,000	256,250	568,875	-
Affiliated issuers	46,549	33,477	49,249	26,972
Income from securities lending—Note 1(b)	79,164	68,472	92,799	4,470
Total Income	33,367,076	17,510,623	25,722,668	2,106,352
Expenses:
Investment advisory fee—Note 3(a)	5,077,791	2,753,123	2,772,813	551,146
Administration fee—Note 3(a)	1,599,283	866,994	872,549	198,531
Trustees’ fees and expenses—Note 3(c)	117,555	60,210	63,212	12,104
Professional fees	74,526	51,757	54,468	42,413
Registration fees	42,360	34,470	35,717	41,012
Shareholder servicing costs—Note 3(b)	30,719	24,840	16,649	9,905
Custodian fees—Note 3(b)	24,447	11,665	12,239	11,075
Loan commitment fees—Note 2	22,721	13,531	6,152	3,428
Chief Compliance Officer fees—Note 3(b)	17,169	17,169	17,169	17,169
Prospectus and shareholders’ reports	15,430	14,684	10,679	13,773
Miscellaneous	36,144	30,375	31,592	37,126
Total Expenses	7,058,145	3,878,818	3,893,239	937,682
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(137,353)
Net Expenses	7,058,145	3,878,818	3,893,239	800,329
Net Investment Income	26,308,931	13,631,805	21,829,429	1,306,023
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(33,559,114)	(1,834,562)	1,466,603	(575,281)
Net change in unrealized appreciation (depreciation) on investments	(158,390,689)	(60,548,888)	(109,031,132)	(6,677,551)
Net Realized and Unrealized Gain (Loss) on Investments	(191,949,803)	(62,383,450)	(107,564,529)	(7,252,832)
Net (Decrease) in Net Assets Resulting from Operations	(165,640,872)	(48,751,645)	(85,735,100)	(5,946,809)

See notes to financial statements.

39

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	26,308,931	22,557,418	13,631,805	15,217,791
Net realized gain (loss) on investments	(33,559,114)	9,732,205	(1,834,562)	5,583,570
Net change in unrealized appreciation (depreciation) on investments	(158,390,689)	(25,300,442)	(60,548,888)	(15,719,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,640,872)	6,989,181	(48,751,645)	5,081,482
Distributions ($):
Distributions to shareholders:
Class M	(31,131,402)	(58,139,162)	(14,937,727)	(16,244,256)
Investor Shares	(258,946)	(432,181)	(183,563)	(153,470)
Total Distributions	(31,390,348)	(58,571,343)	(15,121,290)	(16,397,726)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	333,337,287	327,798,253	108,679,466	99,405,334
Investor Shares	26,277,220	20,175,687	11,904,817	14,137,038
Distributions reinvested:
Class M	4,723,355	19,657,953	2,746,258	2,860,843
Investor Shares	213,651	368,779	159,629	124,764
Cost of shares redeemed:
Class M	(309,635,386)	(225,834,590)	(208,148,635)	(203,715,376)
Investor Shares	(25,060,677)	(18,074,128)	(12,401,272)	(13,323,672)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	29,855,450	124,091,954	(97,059,737)	(100,511,069)
Total Increase (Decrease) in Net Assets	(167,175,770)	72,509,792	(160,932,672)	(111,827,313)
Net Assets ($):
Beginning of Period	1,350,289,289	1,277,779,497	788,247,768	900,075,081
End of Period	1,183,113,519	1,350,289,289	627,315,096	788,247,768
Capital Share Transactions (Shares):
Class Ma
Shares sold	27,208,027	24,654,820	8,832,056	7,637,070
Shares issued for distributions reinvested	388,791	1,480,678	223,630	220,249
Shares redeemed	(25,328,155)	(17,023,473)	(16,716,541)	(15,629,069)
Net Increase (Decrease) in Shares Outstanding	2,268,663	9,112,025	(7,660,855)	(7,771,750)
Investor Shares[a]
Shares sold	2,120,229	1,530,513	954,596	1,085,072
Shares issued for distributions reinvested	17,670	27,850	12,965	9,593
Shares redeemed	(2,035,089)	(1,371,980)	(1,007,444)	(1,021,890)
Net Increase (Decrease) in Shares Outstanding	102,810	186,383	(39,883)	72,775

[a]

During the period ended August 31, 2022, 2,048,875 Class M Shares representing $25,474,778 were exchanged for 2,053,071 Investor Shares for BNY Mellon Bond Fund and 944,952 Class M Shares representing $11,762,042 were exchanged for 943,238 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2021, 1,478,214 Class M Shares representing $19,532,549 were exchanged for 1,481,327 Investor Shares for BNY Mellon Bond Fund and 1,085,263 Class M Shares representing $14,120,624 were exchanged for 1,083,737 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.
40

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	21,829,429	24,515,457	1,306,023	2,027,752
Net realized gain (loss) on investments	1,466,603	13,262,011	(575,281)	563,703
Net change in unrealized appreciation (depreciation) on investments	(109,031,132)	(4,860,187)	(6,677,551)	(2,802,651)
Net Increase (Decrease) in Net Assets Resulting from Operations	(85,735,100)	32,917,281	(5,946,809)	(211,196)
Distributions ($):
Distributions to shareholders:
Class M	(26,586,001)	(26,638,751)	(2,978,102)	(3,541,306)
Investor Shares	(235,509)	(185,328)	(57,884)	(73,458)
Total Distributions	(26,821,510)	(26,824,079)	(3,035,986)	(3,614,764)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	127,212,542	105,549,061	78,219,789	187,555,518
Investor Shares	7,793,456	11,232,091	3,339,486	9,928,542
Distributions reinvested:
Class M	6,552,719	6,003,401	604,805	677,084
Investor Shares	161,297	129,333	54,388	70,875
Cost of shares redeemed:
Class M	(214,957,748)	(209,133,437)	(68,839,960)	(245,096,305)
Investor Shares	(7,827,067)	(10,646,076)	(6,224,947)	(10,515,819)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(81,064,801)	(96,865,627)	7,153,561	(57,380,105)
Total Increase (Decrease) in Net Assets	(193,621,411)	(90,772,425)	(1,829,234)	(61,206,065)
Net Assets ($):
Beginning of Period	763,842,123	854,614,548	179,021,653	240,227,718
End of Period	570,220,712	763,842,123	177,192,419	179,021,653
Capital Share Transactions (Shares):
Class Ma
Shares sold	9,931,460	7,653,507	7,047,458	16,019,133
Shares issued for distributions reinvested	510,095	436,356	53,785	57,848
Shares redeemed	(17,228,465)	(15,187,093)	(6,095,882)	(20,953,372)
Net Increase (Decrease) in Shares Outstanding	(6,786,910)	(7,097,230)	1,005,361	(4,876,391)
Investor Shares[a]
Shares sold	597,375	814,247	295,516	848,547
Shares issued for distributions reinvested	12,616	9,392	4,811	6,059
Shares redeemed	(610,242)	(770,362)	(554,957)	(899,233)
Net Increase (Decrease) in Shares Outstanding	(251)	53,277	(254,630)	(44,627)

[a]

During the period ended August 31, 2022, 528,874 Class M Shares representing $6,850,398 were exchanged for 528,459 Investor Shares for BNY Mellon Corporate Bond Fund and 252,548 Class M Shares representing $2,857,242 were exchanged for 252,487 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2021, 799,301 Class M Shares representing $11,020,723 were exchanged for 798,844 Investor Shares for BNY Mellon Corporate Bond Fund and 497,238 Class M Shares representing $5,812,901 were exchanged for 497,432 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.10	13.63	13.14	12.32	12.82
Investment Operations:
Net investment income [a]	.25	.23	.30	.35	.34
Net realized and unrealized gain (loss) on investments	(1.83)	(.17)	.54	.84	(.48)
Total from Investment Operations	(1.58)	.06	.84	1.19	(.14)
Distributions:
Dividends from net investment income	(.30)	(.31)	(.35)	(.37)	(.36)
Dividends from net realized gain on investments	-	(.28)	-	-	-
Total Distributions	(.30)	(.59)	(.35)	(.37)	(.36)
Net asset value, end of period	11.22	13.10	13.63	13.14	12.32
Total Return (%)	(12.19)	.50	6.49	9.89	(1.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.07	1.71	2.30	2.77	2.70
Portfolio Turnover Rate	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	1,172,292	1,339,003	1,268,576	1,220,362	1,002,899

a  Based on average shares outstanding.

See notes to financial statements.

42

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.08	13.60	13.11	12.29	12.79
Investment Operations:
Net investment income [a]	.23	.20	.28	.32	.31
Net realized and unrealized gain (loss) on investments	(1.83)	(.16)	.52	.84	(.48)
Total from Investment Operations	(1.60)	.04	.80	1.16	(.17)
Distributions:
Dividends from net investment income	(.27)	(.28)	(.31)	(.34)	(.33)
Dividends from net realized gain on investments	-	(.28)	-	-	-
Total Distributions	(.27)	(.56)	(.31)	(.34)	(.33)
Net asset value, end of period	11.21	13.08	13.60	13.11	12.29
Total Return (%)	(12.39)	.30	6.22	9.60	(1.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income to average net assets	1.82	1.46	2.08	2.47	2.46
Portfolio Turnover Rate	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	10,822	11,286	9,204	8,697	6,944

a  Based on average shares outstanding.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.93	13.11	12.72	12.26	12.60
Investment Operations:
Net investment income [a]	.24	.24	.25	.27	.25
Net realized and unrealized gain (loss) on investments	(1.13)	(.16)	.41	.47	(.32)
Total from Investment Operations	(.89)	.08	.66	.74	(.07)
Distributions:
Dividends from net investment income	(.27)	(.26)	(.27)	(.28)	(.27)
Net asset value, end of period	11.77	12.93	13.11	12.72	12.26
Total Return (%)	(6.93)	.62	5.23	6.09	(.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.55	.55
Ratio of net investment income to average net assets	1.98	1.85	1.97	2.15	2.03
Portfolio Turnover Rate	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	619,470	779,123	891,782	985,280	833,954

a  Based on average shares outstanding.

See notes to financial statements.

44

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.95	13.12	12.73	12.26	12.60
Investment Operations:
Net investment income [a]	.22	.21	.22	.23	.22
Net realized and unrealized gain (loss) on investments	(1.13)	(.16)	.40	.48	(.33)
Total from Investment Operations	(.91)	.05	.62	.71	(.11)
Distributions:
Dividends from net investment income	(.24)	(.22)	(.23)	(.24)	(.23)
Net asset value, end of period	11.80	12.95	13.12	12.73	12.26
Total Return (%)	(7.11)	.42	4.93	5.88	(.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.80	.80
Ratio of net investment income to average net assets	1.73	1.59	1.68	1.88	1.78
Portfolio Turnover Rate	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	7,845	9,125	8,293	6,225	5,756

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.80	13.69	13.36	12.52	13.06
Investment Operations:
Net investment income [a]	.40	.43	.45	.46	.44
Net realized and unrealized gain (loss) on investments	(1.96)	.15	.35	.86	(.50)
Total from Investment Operations	(1.56)	.58	.80	1.32	(.06)
Distributions:
Dividends from net investment income	(.43)	(.47)	(.47)	(.48)	(.48)
Dividends from net realized gain on investments	(.07)	-	-	-	-
Total Distributions	(.50)	(.47)	(.47)	(.48)	(.48)
Net asset value, end of period	11.74	13.80	13.69	13.36	12.52
Total Return (%)	(11.58)	4.29	6.16	10.81	(.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56	.56	.55
Ratio of net investment income to average net assets	3.15	3.10	3.39	3.65	3.43
Portfolio Turnover Rate	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	564,925	757,617	849,166	907,433	776,480

a  Based on average shares outstanding.

See notes to financial statements.

46

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.81	13.70	13.37	12.53	13.07
Investment Operations:
Net investment income [a]	.37	.40	.43	.43	.37
Net realized and unrealized gain (loss) on investments	(1.97)	.14	.34	.85	(.46)
Total from Investment Operations	(1.60)	.54	.77	1.28	(.09)
Distributions:
Dividends from net investment income	(.39)	(.43)	(.44)	(.44)	(.45)
Dividends from net realized gain on investments	(.07)	-	-	-	-
Total Distributions	(.46)	(.43)	(.44)	(.44)	(.45)
Net asset value, end of period	11.75	13.81	13.70	13.37	12.53
Total Return (%)	(11.82)	4.02	5.87	10.50	(.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.81	.80
Ratio of net investment income to average net assets	2.90	2.85	3.12	3.41	3.06
Portfolio Turnover Rate	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	5,296	6,225	5,448	2,693	2,573

a  Based on average shares outstanding.

See notes to financial statements.

47

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.60	11.81	11.70	11.52	11.72
Investment Operations:
Net investment income [a]	.09	.11	.19	.21	.14
Net realized and unrealized gain (loss) on investments	(.52)	(.13)	.15	.20	(.18)
Total from Investment Operations	(.43)	(.02)	.34	.41	(.04)
Distributions:
Dividends from net investment income	(.22)	(.19)	(.23)	(.23)	(.16)
Net asset value, end of period	10.95	11.60	11.81	11.70	11.52
Total Return (%)	(3.77)	(.15)	2.95	3.61	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.55	.55	.55	.56
Ratio of net expenses to average net assets	.50	.54	.55	.55	.56
Ratio of net investment income to average net assets	.84	.89	1.65	1.84	1.20
Portfolio Turnover Rate	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	175,541	174,319	234,920	255,767	190,515

a  Based on average shares outstanding.

See notes to financial statements.

48

	Investor Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.60	11.80	11.68	11.50	11.71
Investment Operations:
Net investment income [a]	.07	.08	.11	.18	.11
Net realized and unrealized gain (loss) on investments	(.53)	(.12)	.21	.20	(.19)
Total from Investment Operations	(.46)	(.04)	.32	.38	(.08)
Distributions:
Dividends from net investment income	(.18)	(.16)	(.20)	(.20)	(.13)
Net asset value, end of period	10.96	11.60	11.80	11.68	11.50
Total Return (%)	(3.99)	(.37)	2.73	3.31	(.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.80	.80	.80	.81
Ratio of net expenses to average net assets	.75	.79	.80	.80	.81
Ratio of net investment income to average net assets	.59	.64	.98	1.54	.92
Portfolio Turnover Rate	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	1,652	4,703	5,308	1,727	1,494

a  Based on average shares outstanding.

See notes to financial statements.

49

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-one series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

On June 7, 2022, the Trust’s Board of Trustees (the “Board”) approved, effective September 8, 2022, the Adviser, as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio

50

investments, subject to the Board’s oversight and adopted all other updates pursuant to Rule 2A-5.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following below summarizes the inputs used as of August 31, 2022 in valuing each fund’s investments:

BNY Mellon Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Commercial Mortgage-Backed	-	12,314,177	-	12,314,177
Corporate Bonds	-	365,983,494	-	365,983,494
Equity Securities - Preferred Stocks	5,496,400	-	-	5,496,400
Foreign Governmental	-	3,662,901	-	3,662,901
Investment Companies	50,550,476	-	-	50,550,476
Municipal Securities	-	30,093,219	-	30,093,219
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	5,245,334	-	5,245,334
U.S. Government Agencies Mortgage-Backed	-	296,117,299	-	296,117,299

51

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Treasury Securities	-	449,551,007	-	449,551,007

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Intermediate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	283,369,514	-	283,369,514
Equity Securities - Preferred Stocks	4,333,700	-	-	4,333,700
Investment Companies	43,431,379	-	-	43,431,379
Municipal Securities	-	20,394,131	-	20,394,131
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	2,809,022	-	2,809,022
U.S. Government Agencies Mortgage-Backed	-	2,332,381	-	2,332,381
U.S. Government Agencies Obligations	-	35,166,049	-	35,166,049
U.S. Treasury Securities	-	272,394,704	-	272,394,704

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Corporate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	532,177,733	-	532,177,733
Equity Securities - Preferred Stocks	8,136,200	-	-	8,136,200
Foreign Governmental	-	2,804,087	-	2,804,087
Investment Companies	18,871,031	-	-	18,871,031
Municipal Securities	-	14,424,943	-	14,424,943

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Short-Term U.S. Government Securities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	6,345,580	-	-	6,345,580
Municipal Securities	-	10,479,657	-	10,479,657
U.S. Government Agencies Collateralized Mortgage Obligations	-	23,154,690	-	23,154,690
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	51,257,868	-	51,257,868
U.S. Government Agencies Mortgage-Backed	-	42,447,437	-	42,447,437
U.S. Government Agencies Obligations	-	5,259,538	-	5,259,538
U.S. Treasury Securities	-	42,276,160	-	42,276,160

† See Statement of Investments for additional detailed categorizations, if any.

52

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2022.

Table 1—Securities Lending Agreement

BNY Mellon Bond Fund	$ 10,791
BNY Mellon Intermediate Bond Fund	9,335
BNY Mellon Corporate Bond Fund	12,651
BNY Mellon Short-Term U.S. Government Securities Fund	609

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from net investment income monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions

53

NOTES TO FINANCIAL STATEMENTS (continued)

are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2022, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2022, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2022.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2022 and August 31, 2021.

Table 2—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation (Depreciation) ($)	Capital (Losses) Realized After October 31, 2021†
BNY Mellon Bond Fund	986,906	(46,507,554)	(109,097,761)	-
BNY Mellon Intermediate Bond Fund	1,100,671	(4,265,023)	(32,852,943)	-
BNY Mellon Corporate Bond Fund	433,570	-	(51,394,705)	(1,653,313)
BNY Mellon Short-Term U.S. Government Securities Fund	196,647	(16,594,595)	(6,456,318)	-

†  These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Bond Fund	34,575,397	11,932,157	46,507,554
BNY Mellon Intermediate Bond Fund	2,220,047	2,044,976	4,265,023
BNY Mellon Short-Term U.S. Government Securities Fund	7,875,172	8,719,423	16,594,595

† These capital losses can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2022		2021
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	31,390,348	-	39,076,531	19,494,812
BNY Mellon Intermediate Bond Fund	15,121,290	-	16,397,726	-
BNY Mellon Corporate Bond Fund	23,075,813	3,745,697	26,824,079	-
BNY Mellon Short-Term U.S. Government Securities Fund	3,035,986	-	3,614,764	-

54

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2022, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Short-Term U.S. Government Securities Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $137,353 during the period ended August 31, 2022.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2022, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

55

NOTES TO FINANCIAL STATEMENTS (continued)

Table 5—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 30,361
BNY Mellon Intermediate Bond Fund	24,562
BNY Mellon Corporate Bond Fund	16,448
BNY Mellon Short-Term U.S. Government Securities Fund	9,550

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates Transfer Agent, under a transfer agency agreement, for providing cash management services inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 6 summarizes the amount each fund was charged during the period ended August 31, 2022, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—Transfer Agency Agreement Fees

BNY Mellon Bond Fund	$ 163
BNY Mellon Intermediate Bond Fund	130
BNY Mellon Corporate Bond Fund	96
BNY Mellon Short-Term U.S. Government Securities Fund	51

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Bond Fund	$ 24,447
BNY Mellon Intermediate Bond Fund	11,665
BNY Mellon Corporate Bond Fund	12,239
BNY Mellon Short-Term U.S. Government Securities Fund	11,075

Each fund compensates the Custodian, under a shareholder redemptions draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—BNY Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 116
BNY Mellon Intermediate Bond Fund	142
BNY Mellon Corporate Bond Fund	105
BNY Mellon Short-Term U.S. Government Securities Fund	29

During the period ended August 31, 2022, each fund was charged $17,169 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2022.

Table 11 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2022.

56

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Bond Fund	407,184	132,301	2,280	10,000	20	2,539	-
BNY Mellon Intermediate Bond Fund	214,680	69,753	1,744	5,000	12	2,539	-
BNY Mellon Corporate Bond Fund	198,071	64,356	1,195	5,000	20	2,539	-
BNY Mellon Short-Term U.S. Government Securities Fund	50,380	18,708	344	5,000	6	2,539	(9,054)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,137,486,736	1,114,480,239
BNY Mellon Intermediate Bond Fund	214,092,307	314,485,431
BNY Mellon Corporate Bond Fund	175,695,980	256,460,145
BNY Mellon Short-Term U.S. Government Securities Fund	107,402,122	102,599,579

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,328,112,068	867,809	109,965,570	(109,097,761)
BNY Mellon Intermediate Bond Fund	697,083,823	216,826	33,069,769	(32,852,943)
BNY Mellon Corporate Bond Fund	627,808,699	1,074,624	52,469,329	(51,394,705)
BNY Mellon Short-Term U.S. Government Securities Fund	187,677,248	7,643	6,463,961	(6,456,318)

57

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 24, 2022

58

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 88.89% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 85.79% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 69.78% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0660 per share as a capital gain dividend paid on December 7, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 99.85% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

59

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 14-15, 2022, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

As to each fund, representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as core bond funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median and Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Universe medians during the periods when the fund’s total

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return performance was below the median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expense were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Intermediate Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as short-intermediate investment grade debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the two- and three-year periods when the fund’s total return performance was above and at the Performance Group median, and was above the Performance Universe median for all periods, except for the one- and ten-year periods when the fund’s total return performance was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in the periods when the performance was below the medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe median for eight seven of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns of the fund’s benchmark index. The Board also noted that the fund had a four-star rating for each of the three-, five-year and overall periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Corporate Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as BBB-rated corporate debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median and Performance Universe median for all periods, except the one-year period when the fund’s total return performance was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was above the Performance Group medians for six out of the nine one-year periods ended December 31st and above the Performance Universe medians for seven of the nine one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median total expenses and slightly lower than the Expense Universe median total expenses.

BNY Mellon Short-Term U.S. Government Securities Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as short U.S. government funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, expect the one-year period when the fund’s total performance was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median for five of the ten one-year periods ended December 31st and at or above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expense were equal to the Expense Group median total expense and higher than the Expense Universe total expense.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the fund’s average daily net assets.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangement for BNY Mellon Short-Term U.S. Government Securities Fund and the effect such arrangement had on profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to each fund, the Board generally was satisfied with the fund’s performance.

• With respect to each fund, the Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

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In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (79)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 21

———————

John R. Alchin (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Ronald R. Davenport (86)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Jack Diederich (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 21

———————

Kim D. Kelly (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 21

———————

Kevin C. Phelan (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 21

———————

Patrick J. Purcell (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 21

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 21

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 58 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Senior Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (55 investment companies, comprised of 115 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation	MFTAR0822-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2022

Contents

T H E F U N D S

F O R M O R E I N F O R M AT I O N

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon National Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of −8.14%, and Investor shares produced a total return of −8.45%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of −7.24% and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of −7.20% for the same period.2, 3, 4

Intermediate municipal bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of credit and maturity allocations.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. 5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit and Maturity Factors Detract

The fund’s performance lagged the Index due primarily to credit and maturity effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality BBB and A rated credits, and underweight exposure to higher-quality AA and AAA rated credits, a position that detracted slightly from relative performance due to the risk-off sentiment that predominated during the period. From a maturity perspective, the fund held a barbell position, with out-of-Index exposure to bonds maturing before 2024, out-of-Index exposure to bonds maturing in 2037 and later, and generally underweight exposure to bonds maturing between those time frames. Shorter-maturity holdings tended to outperform longer-maturities. However, on average, the fund’s maturity profile detracted slightly from relative returns, exacerbated by issue effects. Among sectors, tax-supported holdings detracted most, particularly state general obligation and dedicated tax, followed by health care and education, while housing proved mildly accretive. In terms of geographic exposure, an overweight position and negative duration effects in New York detracted. High levels of fund outflows during the period also took a toll on performance by raising transaction costs. On the positive side, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues seeking to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

2

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon National Short-Term Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of −3.17%, and Investor shares produced a total return of −3.42%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index2 (the “Index”), produced a total return of −2.64% and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of −2.57% for the same period.3,4

Short-term municipal bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of credit and maturity allocations.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit and Maturity Factors Detract

The fund’s performance lagged the Index due primarily to credit and maturity effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality bonds rated AA and below, and underweight exposure to higher-quality AAA rated credits, a position that detracted from relative performance due to the risk-off sentiment that predominated during the period. From a maturity perspective, the fund held out-of-Index exposures to bonds maturing in 2026 and later. As longer-maturity holdings tended to underperform shorter maturities, this positioning detracted from relative returns. Among sectors, underweight exposure to prerefunded/ETM (escrowed to maturity) detracted, as did duration and issue effects among single-family housing holdings, while local general obligation and hospital bonds proved accretive. On the positive side, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues seeking to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard &Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal bonds may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s (the “Fund”) Class M shares produced a total return of −8.18%, and Investor shares produced a total return of −8.34%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of −7.24%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of −7.20% for the same period. 2,3,4

Intermediate municipal bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the combined negative impact of maturity, credit, sector and geographic positions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania, as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

A Combination of Factors Detract

The fund’s performance lagged the Index due to a combination of maturity, credit, sector and geographic positions. From a maturity perspective, the fund held a barbell position, with out-of-Index exposure to bonds maturing in 2025 and earlier, out-of-Index exposure to bonds maturing in 2037 and later, and generally underweight exposure to bonds maturing between those time frames. Shorter-maturity holdings tended to outperform longer-maturities. However, on average, the fund’s maturity profile detracted from relative returns due to duration and issue effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality A-rated credits, and underweight exposure to higher-quality credits rated AA and AAA, a position that detracted slightly from relative performance due to the risk-off sentiment that predominated during the period. Among sectors, tax-supported holdings detracted most, particularly state general obligation and dedicated tax, followed by health care and education, while housing, transportation and utility proved accretive. In terms of geographic exposure, an overweight position in Pennsylvania detracted, as did an out-of-Index position in Puerto Rico. On the positive side, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues seeking to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4  Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2021, through August 31, 2022, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of −7.69%, and Investor shares produced a total return of −7.85%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of −7.24%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of −7.20% for the same period.2,3,4

Intermediate municipal bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of credit allocations.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit and Maturity Factors Detract

The fund’s performance lagged the Index due primarily to credit and maturity effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality BBB-rated credits, and underweight exposure to higher-quality AAA-rated credits, positions that detracted slightly from relative performance due to the risk-off sentiment that predominated during the period. From a maturity perspective, the fund held a barbell position, with out-of-Index exposure to bonds maturing before 2024, out-of-Index exposure to bonds maturing in 2037 and later, and generally underweight exposure to bonds maturing between those time frames. Shorter-maturity holdings tended to outperform longer-maturities. On average, the fund’s maturity profile had little effect on relative returns. Among sectors, tax-supported holdings detracted most, particularly local general obligation, dedicated tax and state general obligation, while education, transportation and IDR/PCR (industry development revenue/pollution control revenue) proved accretive. In terms of geographic exposure, an underweight position and negative credit effects in New York detracted. Generally, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues seeking to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s (the “fund”) Class M shares produced a total return of −8.67%, and Investor shares produced a total return of −8.98%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of −7.24%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of −7.20% for the same period.2,3,4

Intermediate municipal bond prices declined over the six months under pressure from rising interest rates and increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”). The fund underperformed the Index, largely due to the combined negative impact of maturity, credit, sector and geographic positions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York State and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

A Combination of Factors Detract

The fund’s performance lagged the Index due to a combination of maturity, credit, sector and geographic positions. From a maturity perspective, the fund held a barbell position, with out-of-Index exposure to bonds maturing in 2025 and earlier, out-of-Index exposure to bonds maturing in 2037 and later, and generally underweight exposure to bonds maturing between those time frames. Shorter-maturity holdings tended to outperform longer-maturities. However, on average, the fund’s maturity profile detracted from relative returns largely due to duration and issue effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality credits rated BBB and A, and underweight exposure to higher-quality credits rated AA and AAA, a position that detracted slightly from relative performance due to the risk-off sentiment that predominated during the period. Among sectors, tax-supported holdings detracted most, particularly local general obligation and dedicated tax, followed by transportation and housing, while IDR/PCR (industry development revenue/pollution control revenue) proved accretive. In terms of geographic exposure, an overweight position in New York detracted. On the positive side, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues seeking to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2021, through August 31, 2022, as provided by John F. Flahive, Portfolio Manager Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Municipal Opportunities Fund’s (the “fund”) Class M shares produced a total return of −10.38%, and Investor shares produced a total return of −10.60%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of −8.63% for the same period.2

Municipal bond prices declined as yields rose due to inflationary pressures and aggressive action from the U.S. Federal Reserve (the “Fed”) to hike interest rates. The fund underperformed the Index, largely due to the negative impact of credit, maturity and allocations.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

We seek to deliver value-added, excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative-value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Yields Rise as Interest Rates Increase

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the federal funds rate by .25% in March, .50% in May, .75% in June and another .75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to just under 3.5% in June 2022, the two-year Treasury bond yield rose from .75% to 3.5% during the same period. Short Treasury yields generally remained higher than long Treasury yields through the end of the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession.

Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. Amid predominantly risk-off investor sentiment, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-quality, higher-rated instruments generally outperformed their lower-quality, lower-rated peers. Municipal bonds tended to underperform Treasury securities while outperforming corporates. Floating-rate bonds and Treasury Inflation-Protected Securities (TIPS), which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit and Maturity Factors Detract

The fund’s performance lagged the Index due primarily to credit, maturity and geographic effects. From a credit-quality perspective, the fund generally held overweight exposure to lower-quality BBB and A rated credits, and underweight exposure to higher-quality AA and AAA rated credits, a position that detracted somewhat from relative performance due to the risk-off sentiment that predominated during the period. From a maturity perspective, the fund held significantly overweight exposure to bonds maturing in 2037 and later, including out-of-Index exposure to bonds maturing in 2052 and later. As longer-maturity holdings tended to underperform shorter maturities, this positioning detracted from relative returns. In terms of geographic exposure, overweight positions and negative duration effects in California and New York detracted. High levels of fund outflows during the period also took a toll on performance by raising transaction costs. On the positive side, the fund’s interest-rate futures and cash position contributed positively to relative performance.

Adopting a More Cautious Position

The current reporting period was one of the weakest periods for fixed-income investments in the last forty years. However, we believe the medium- and long-term outlook appears more positive amid signs that the Fed’s moves to raise rates and reduce its balance sheet have materially slowed U.S. economic growth. While the potential for a brief, shallow recession has increased, many underlying economic fundamentals remain strong, including solid corporate balance sheets, resilient consumer demand and healthy labor statistics. As of the end of the reporting period, the fund continues to seek to enhance yield while dampening volatility through selective positioning in terms of sector and issue selection, credit quality, geographic allocation and interest-rate hedging, maintaining a near neutral duration relative to the Index in light of all the volatility in the fixed income space.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-8.14%	1.04%	1.74%
Investor shares	-8.45%	.78%	1.48%
S&P Municipal Bond Intermediate Index	-7.20%	1.31%	2.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

14,850
13,600
12,350
11,100
10,000
9,850
Dollars
BNY Mellon National Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon National Intermediate Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index††
$12,477
$12,004
$11,723
7/1/13
13
14
15
16
17
18
19
20
21
22
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-8.14%	1.04%	2.01%
Investor shares	7/1/13	-8.45%	.78%	1.75%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-7.24%	1.23%	2.44%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Short Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-3.17%	.52%	.58%
Investor shares	-3.42%	.27%	.33%
S&P Municipal Bond Short Index	-2.57%	.86%	.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Fund Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Short Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-3.17%	.52%	.68%
Investor shares	7/1/13	-3.42%	.27%	.43%
S&P Municipal Bond Investment Grade Short Index	7/1/13	-2.64%	.82%	.99%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-8.18%	1.00%	1.47%
Investor shares	-8.34%	.75%	1.22%
S&P Municipal Bond Intermediate Index	-7.20%	1.31%	2.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-8.18%	1.00%	1.82%
Investor shares	7/1/13	-8.34%	.75%	1.57%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-7.24%	1.23%	2.44%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-7.69%	.92%	1.45%
Investor shares	-7.85%	.67%	1.19%
S&P Municipal Bond Intermediate Index	-7.20%	1.31%	2.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-7.69%	.92%	1.51%
Investor shares	7/1/13	-7.85%	.67%	1.76%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-7.24%	1.23%	2.44%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Years	10 Years
Class M shares	-8.67%	.77%	1.50%
Investor shares	-8.98%	.52%	1.24%
S&P Municipal Bond Intermediate Index	-7.20%	1.31%	2.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-8.67%	.77%	1.86%
Investor shares	7/1/13	-8.98%	.52%	1.59%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-7.24%	1.23%	2.44%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2022
	1 Year	5 Year	10 Years
Class M shares	-10.38%	1.68%	2.72%
Investor shares	-10.60%	1.43%	2.47%
Bloomberg U.S. Municipal Bond Index	-8.63%	1.28%	2.25%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 8/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2022 to August 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.74
Ending value (after expenses)	$952.50	$951.30
Annualized expense ratio (%)	.51	.76
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.20	$3.45
Ending value (after expenses)	$985.50	$984.30
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.90	$4.13
Ending value (after expenses)	$949.70	$949.30
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.89
Ending value (after expenses)	$954.70	$953.50
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.89	$4.12
Ending value (after expenses)	$946.10	$944.90
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.16	$4.38
Ending value (after expenses)	$930.20	$929.10
Annualized expense ratio (%)	.65	.90
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.60	$3.87
Ending value (after expenses)	$1,022.63	$1,021.37
Annualized expense ratio (%)	.51	.76
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.24	$3.52
Ending value (after expenses)	$1,022.99	$1,021.73
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.75	$4.02
Ending value (after expenses)	$1,022.48	$1,021.22
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.31	$4.58
Ending value (after expenses)	$1,021.93	$1,020.67
Annualized expense ratio (%)	.65	.90
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20

STATEMENT OF INVESTMENTS

August 31, 2022

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8%
Alabama - 1.4%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	14,250,000	[a]	14,280,670
Black Belt Energy Gas District, Revenue Bonds, Ser. B1	4.00	10/1/2027	11,455,000	[a]	11,447,802
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2028	5,000,000	[a]	5,237,166
				30,965,638
Alaska - .2%
Alaska Housing Finance Corp., Revenue Bonds, Ser. A	3.00	6/1/2051	4,910,000		4,774,647
Arizona - 1.9%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,812,673
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	5.00	11/1/2035	850,000		925,598
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	5.00	11/1/2034	1,000,000		1,097,526
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	5.00	11/1/2033	900,000		995,229
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2025	650,000		611,164
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2027	525,000		472,679
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2029	675,000		583,421
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2028	1,000,000		881,650
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2026	600,000		552,305
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2035	795,000		706,172
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2036	820,000		720,467
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2034	770,000		692,010
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000		10,645,100
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000		5,479,904
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000		6,563,269
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000		5,615,028
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000		5,071,792
				43,425,987
California - 9.4%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000		1,567,885
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000		10,278,174
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	[a]	9,950,089
California, GO	5.25	9/1/2029	10,000,000		10,297,191
California, GO	5.25	10/1/2039	5,000,000		5,372,810
California, GO, Refunding	4.00	9/1/2031	10,000,000		10,471,860
California, GO, Refunding	5.00	9/1/2031	6,505,000		7,722,667
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		271,835
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		327,899
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		5,496,627

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
- 9.4% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,079,808
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		6,993,925
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital of Orange County Obligated Group)	3.00	11/1/2036	1,250,000		1,098,659
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group)	3.00	8/15/2025	14,030,000	[a]	14,158,275
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2026	8,275,000	[b]	8,787,760
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2036	385,000		372,326
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2033	235,000		232,213
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2034	250,000		244,969
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2031	315,000		315,675
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2032	225,000		223,074
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2035	315,000		307,149
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2027	435,000	[c]	457,522
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2028	470,000	[c]	499,141
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2031	500,000	[c]	537,427
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2029	425,000	[c]	454,653
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2030	2,785,000	[c]	3,221,291
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2031	2,560,000	[c]	2,982,769
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2029	2,400,000	[c]	2,747,386
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2026	3,190,000	[c]	3,480,708
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2027	2,955,000	[c]	3,286,051
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	9,080,000	[b]	9,267,793
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	10,000,000		7,921,721
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2027	3,500,000	[b]	3,918,652
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	1,000,000	[b]	1,135,206
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	12,215,000	[b]	13,866,536
Los Angeles Department of Airports, Revenue Bonds (Green Bond) Ser. G	5.00	5/15/2031	5,875,000		6,529,946
Los Angeles Department of Airports, Revenue Bonds, Refunding (P3 Project)	5.00	5/15/2032	2,840,000		3,128,803
Los Angeles Department of Airports, Revenue Bonds, Refunding (P3 Project)	5.00	5/15/2033	2,055,000		2,245,679

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 9.4% (continued)
Los Angeles Department of Airports, Revenue Bonds, Refunding (P3 Project)	5.00	5/15/2036	5,650,000		6,074,843
Los Angeles Department of Airports, Revenue Bonds, Refunding (P3 Project)	5.00	5/15/2031	1,620,000		1,794,190
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,305,059
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,603,075
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. H	5.00	5/15/2031	4,470,000		4,968,316
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[d]	2,746,020
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[b]	5,109,607
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x0.67 +0.55%	1.61	6/1/2034	8,000,000	[e]	7,459,398
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		4,529,439
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000		5,446,100
Santa Maria Joint Union High School District, GO	3.00	8/1/2040	2,390,000		1,964,369
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,514,802
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	1,000,000		1,071,970
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000		540,256
				209,379,598
Colorado - 1.3%
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	2,435,000		2,486,737
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	3,670,000		3,730,721
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	3,905,000		3,916,655
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000		5,099,987
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000		1,495,944
Regional Transportation District, COP, Refunding	5.00	6/1/2031	1,710,000		1,911,224
Regional Transportation District, COP, Refunding	5.00	6/1/2030	3,000,000		3,369,612
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	1/15/2032	1,300,000		1,402,805
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	7/15/2032	1,905,000		2,050,846
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	1/15/2029	1,400,000		1,507,587
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	1/15/2030	1,000,000		1,081,621
				28,053,739
Connecticut - 1.7%
Connecticut, GO, Refunding, Ser. A	4.50	3/15/2033	3,700,000		3,801,613
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000		3,090,519
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000		7,657,767
Connecticut, Revenue Bonds, Ser. A	5.00	1/1/2037	5,000,000		5,445,658
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000		1,167,155
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. M	4.00	7/1/2038	1,045,000		1,012,536

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Connecticut - 1.7% (continued)
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000		1,600,467
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2035	4,000,000		3,777,097
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2034	6,215,000		6,664,536
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	950,000		956,626
Windsor, GO, Refunding	2.00	6/15/2030	1,420,000		1,268,955
Windsor, GO, Refunding	2.00	6/15/2029	1,420,000		1,304,188
				37,747,117
Delaware - .5%
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2034	1,180,000	[c]	1,328,079
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2033	1,100,000	[c]	1,249,534
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2031	2,000,000	[c]	2,276,065
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[b]	5,536,858
				10,390,536
District of Columbia - 2.7%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School Inc.)	5.00	6/1/2036	3,200,000		3,265,418
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000		6,142,100
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000		5,128,182
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000		1,051,668
District of Columbia, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2036	10,000,000	[c]	11,561,332
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	10,000,000		10,847,330
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2038	1,000,000		958,488
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2036	1,250,000		1,213,028
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C2	1.48	10/1/2039	3,000,000	[f]	3,000,000
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	5,080,000		5,564,145
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	7,000,000		7,515,243
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2024	3,275,000		3,410,286
				59,657,220
Florida - 5.3%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2026	5,000,000	[a]	5,360,242
Broward County Tourist Development, Revenue Bonds, Refunding	4.00	9/1/2036	5,000,000		5,033,989
Florida Department of Transportation Turnpike System, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000		8,744,706
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000		1,034,793
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2030	1,100,000		1,208,802
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2029	1,300,000		1,434,297
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2027	1,650,000		1,824,869
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2033	3,610,000		3,382,695

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Florida - 5.3% (continued)
Miami-Dade County, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	20,000,000	20,559,062
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000	10,600,873
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000	5,275,783
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000	3,179,972
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000	5,407,755
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000	5,154,908
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2026	3,000,000	3,247,162
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000	3,189,989
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2025	10,000,000	[b] 10,690,554
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000	8,290,787
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000	3,014,246
Palm Beach County School District, COP, Ser. B	5.25	8/1/2036	5,400,000	6,168,128
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000	92,392
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000	5,711,177
				118,607,181
Georgia - 1.3%
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000	3,506,829
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000	5,261,419
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000	2,664,325
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000	2,634,226
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000	3,133,308
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	20
Main Street Natural Gas Inc., Revenue Bonds, Ser. B	5.00	6/1/2029	5,200,000	[a] 5,462,714
The Development Authority of Burke County, Revenue Bonds, Refunding (Georgia Power Co.)	2.88	8/19/2025	5,650,000	[a] 5,603,691
				28,266,532
Hawaii - .3%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2038	2,200,000	2,351,109
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,420,000	1,561,978
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2028	2,000,000	2,284,641
				6,197,728
Idaho - .1%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	4.00	3/1/2034	400,000	393,629
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	4.00	3/1/2033	575,000	569,919
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	4.00	3/1/2035	275,000	268,968
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	5.00	3/1/2030	500,000	563,045
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	5.00	3/1/2031	400,000	453,079
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Ltd. Obligated Group)	5.00	3/1/2032	400,000	454,979
				2,703,619
Illinois - 9.0%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	10,010,000	10,360,665
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	3,886,183
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	5,000,000	5,245,600
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,167,220
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000	8,572,450
25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Illinois - 9.0% (continued)
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000	3,120,866
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	4,618,725
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000	3,846,299
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000	3,081,305
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000	2,203,733
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000	4,703,299
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,044,156
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,227,173
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2036	2,000,000	2,235,020
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2035	2,000,000	2,250,160
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2037	2,350,000	2,610,474
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2034	10,210,000	10,076,940
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	5,240,000	4,999,617
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000	1,009,408
Chicago Park District, GO, Refunding, Ser. D	4.00	1/1/2032	960,000	969,032
Chicago Park District, GO, Refunding, Ser. E	4.00	1/1/2034	1,760,000	1,737,063
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000	1,033,473
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000	1,687,091
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000	1,884,442
Cook County Community Consolidated School District No. 34 Glenview, GO, Ser. A	3.00	12/1/2036	6,265,000	5,698,080
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2029	1,480,000	1,587,734
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2030	1,220,000	1,306,998
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2031	1,000,000	1,060,607
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2029	3,750,000	4,250,506
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000	6,605,280
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000	5,315,095
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000	2,055,923
Illinois, GO	5.50	1/1/2030	1,855,000	2,070,091
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	5,256,486
Illinois, GO, Refunding	5.00	8/1/2023	10,030,000	10,204,623
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000	4,188,559
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,003,475
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000	1,223,972
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000	2,068,275
Illinois, GO, Ser. A	5.00	3/1/2031	480,000	522,622
Illinois, GO, Ser. A	5.00	3/1/2032	2,045,000	2,212,523
Illinois, GO, Ser. A	5.00	3/1/2030	5,750,000	6,240,316
Illinois, GO, Ser. D	5.00	11/1/2028	10,120,000	10,806,322
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000	3,486,179

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
- 9.0% (continued)
, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000		4,752,244
, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000		5,296,884
Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	[a]	3,199,643
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2030	1,875,000		2,147,969
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	2,010,000		2,190,553
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding (Elgin Community College)	3.00	12/15/2032	5,000,000		4,969,880
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000		2,338,798
Schaumburg ll, GO, Ser. A	4.00	12/1/2028	1,220,000		1,296,195
Will Grundy Counties Community College District No. 525, GO, Refunding	3.00	1/1/2029	9,305,000		9,387,598
				201,313,824
Indiana - 1.3%
Hamilton Southeastern Consolidated School Building Corp., Revenue Bonds, Refunding	4.00	7/15/2033	1,200,000		1,261,542
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		848,626
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		801,658
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	[a]	2,612,980
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	1.20	12/1/2039	4,100,000	[f]	4,100,000
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	1.05	11/1/2039	4,100,000	[f]	4,100,000
Whiting, Revenue Bonds, Refunding (BP Products North America Inc.)	5.00	6/5/2026	14,430,000	[a]	15,405,501
				29,130,307
Iowa - .5%
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	10,150,000	[a]	10,608,234
Kentucky - 3.1%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		2,699,347
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,562,398
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		5,533,606
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,198,205
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000		7,976,719
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	10,000,000	[a]	10,074,556
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	[a]	8,071,654
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	[a]	16,647,787
Kentucky Turnpike Authority, Revenue Bonds (Revitalization Projects) Ser. A	5.00	7/1/2023	675,000	[b]	689,605
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		5,416,753
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2032	5,430,000		5,742,499
				68,613,129

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Louisiana - .3%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. A	1.30	2/1/2028	5,000,000	[a]	4,327,946
Louisiana, GO, Ser. B	4.00	5/1/2033	1,770,000		1,813,326
				6,141,272
Maine - .4%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2035	5,255,000		5,428,159
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000		1,940,823
Maine Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2037	1,200,000		1,347,657
				8,716,639
Maryland - 1.0%
Howard County Housing Commission, Revenue Bonds, Refunding, Ser. A	1.20	6/1/2027	2,000,000		1,841,505
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	2,650,000		2,674,127
Maryland Department of Transportation, Revenue Bonds, Refunding, Ser. 2022B	5.00	12/1/2029	2,000,000	[c]	2,305,162
Maryland Department of Transportation, Revenue Bonds, Refunding, Ser. 2022B	5.00	12/1/2028	2,250,000	[c]	2,557,259
Maryland Department of Transportation, Revenue Bonds, Refunding, Ser. 2022B	5.00	12/1/2027	2,250,000	[c]	2,515,716
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[b]	10,551,613
				22,445,382
Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,056,476
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,169,584
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		829,178
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		672,378
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000		855,750
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000		765,188
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000		1,045,803
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,043,018
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000		1,051,978
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	380,000		381,034
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2022	10,000,000	[b]	10,028,171
				23,898,558
Michigan - 1.7%
Central Michigan University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. A	1.48	10/1/2032	500,000	[f]	500,000
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,037,519
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,037,701

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Michigan - 1.7% (continued)
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000		1,401,386
Lakeview School District, GO (LOC; TD Bank NA) Ser. B	1.48	5/1/2032	5,200,000	[f]	5,200,000
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000		5,112,399
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2028	2,500,000		2,611,573
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2027	3,000,000		3,136,086
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2026	1,875,000		1,960,397
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D2	5.00	7/1/2026	2,500,000		2,613,863
Michigan Finance Authority, Revenue Bonds, Refunding (McLaren Health Care Corp. Obligated Group) Ser. D2	1.20	4/13/2028	5,000,000	[a]	4,445,468
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2036	3,000,000		2,961,865
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2035	2,500,000		2,478,441
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2033	925,000		1,039,608
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2031	850,000		969,380
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000		680,081
				37,185,767
Minnesota - .7%
Minneapolis, Revenue Bonds (Allina Health System Obligated Group)	4.00	11/15/2038	2,405,000		2,367,763
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	675,000		679,769
Minnesota Municipal Gas Agency, Revenue Bonds, Ser. A	4.00	12/1/2027	10,000,000	[a]	10,149,449
St. Paul Housing & Redevelopment Authority, Revenue Bonds, Refunding (Allina Health Obligated Group) (LOC; JPMorgan Chase Bank NA) Ser. B2	1.03	11/15/2035	1,500,000	[f]	1,500,000
				14,696,981
Missouri - 1.3%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2030	2,000,000		2,210,408
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2031	2,100,000		2,322,819
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2032	2,200,000		2,422,825
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2029	1,700,000		1,871,330
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2026	1,000,000		1,068,018
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2027	1,400,000		1,518,232

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Missouri - 1.3% (continued)
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2028	1,655,000	1,813,641
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000	1,967,573
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000	3,482,176
Ladue School District, GO	2.00	3/1/2032	5,000,000	4,310,947
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000	6,654,985
				29,642,954
Montana - .3%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	1,640,000	1,637,047
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2031	1,000,000	1,144,646
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2027	500,000	550,885
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2028	1,150,000	1,284,355
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2029	1,200,000	1,355,028
				5,971,961
Nebraska - .2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	5,000,000	[a] 5,108,566
Nevada - 2.0%
Clark County, GO, Ser. B	4.00	11/1/2033	2,750,000	2,879,915
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,145,000	1,197,744
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000	5,800,727
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000	5,527,101
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2028	10,005,000	11,261,639
Clark County School District, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	6/15/2027	5,000,000	5,390,251
Las Vegas Valley Water District, GO, Refunding, Ser. C	4.00	6/1/2036	6,295,000	6,447,929
Nevada, GO, Refunding, Ser. A	3.00	5/1/2035	4,755,000	4,405,148
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	2,365,000	2,387,170
				45,297,624
New Jersey - 6.6%
Fair Lawn, GO	2.00	9/1/2032	1,580,000	1,332,501
Fair Lawn, GO	2.00	9/1/2031	1,315,000	1,145,272
Fair Lawn, GO	2.00	9/1/2029	2,215,000	2,045,846
Hudson County, GO, Refunding	3.00	11/15/2032	11,700,000	11,186,409
Morris County, GO	2.00	2/1/2031	4,315,000	3,786,619
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	3.00	6/1/2032	5,000,000	4,785,360
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2027	10,000,000	11,030,408
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000	10,255,723
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	4.00	6/15/2034	1,000,000	985,865
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2029	1,000,000	1,099,686
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2033	2,185,000	2,374,752

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New Jersey - 6.6% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000	1,040,611
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000	1,125,219
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,081,456
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2031	1,725,000	1,867,403
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	4,559,449
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	5,486,064
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2027	2,250,000	2,454,970
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000	10,910,978
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2044	10,050,000	10,151,531
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2034	2,500,000	2,718,829
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2035	2,000,000	2,163,758
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2036	2,500,000	2,686,450
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2037	1,500,000	1,594,514
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	1,000,000	1,071,276
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2036	3,000,000	3,203,112
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. G	4.00	1/1/2034	5,125,000	5,253,513
Ocean City, GO, Refunding	3.00	9/15/2031	5,000,000	4,898,629
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2030	1,725,000	1,973,011
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2028	1,500,000	1,672,863
Sussex County, GO, Refunding	2.00	6/15/2030	1,945,000	1,746,639
Sussex County, GO, Refunding	2.00	6/15/2029	1,945,000	1,786,371
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000	8,521,082
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000	12,816,941
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000	6,432,011
				147,245,121
New Mexico - .1%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	3/1/2053	2,000,000	1,943,485
New York - 15.2%
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	5,443,983
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000	10,878,201

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 15.2% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000		9,053,535
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000	[a]	10,318,063
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000		2,554,478
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	10,285,000		11,436,780
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000		2,621,009
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		10,873,695
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		7,770,292
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,646,765
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		10,482,107
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,007,143
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	10/1/2028	10,000,000		11,150,745
New York City, GO (Liquidity Agreement; JPMorgan Chase Bank) Ser. F6	1.05	6/1/2044	3,600,000	[f]	3,600,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	1.15	4/1/2038	4,600,000	[f]	4,600,000
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,457,179
New York City, GO, Ser. F1	3.00	3/1/2035	3,000,000		2,721,274
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,206,874
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		2,998,873
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/3/2023	10,000,000	[b]	10,235,854
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,496,721
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,244,020
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding	1.15	6/15/2045	2,200,000	[f]	2,200,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding	1.15	6/15/2045	400,000	[f]	400,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	1.08	6/15/2039	6,000,000	[f]	6,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA1	1.05	6/15/2050	2,300,000	[f]	2,300,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,012,344
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. BB	1.46	6/15/2051	7,500,000	[f]	7,500,000
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	1.46	11/1/2041	3,600,000	[f]	3,600,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		5,741,752
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	5.25	8/1/2037	10,000,000		11,029,072
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[g]	14,897,523

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 15.2% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[g]	3,537,452
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.45	11/15/2029	5,000,000		4,202,010
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	5,000,000		4,129,430
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2039	4,900,000		4,786,339
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		7,662,046
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2038	5,000,000		4,913,771
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		7,534,981
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		6,101,571
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	15,000,000		15,754,426
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189	3.25	4/1/2025	1,000,000		997,954
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 220	2.40	10/1/2034	10,545,000		8,902,644
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	7,020,000		6,123,822
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2046	3,405,000		3,675,131
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,140,171
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines Inc.)	5.00	1/1/2024	20,000,000		20,423,202
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,558,632
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,046,418
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		10,414,800
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2032	195,000		212,750
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2033	200,000		216,675
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2031	225,000		247,789
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	75,000		82,393
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2030	175,000		192,926
Suffolk County, GO, Refunding, Ser. B	5.00	10/1/2026	1,000,000		1,093,686
Triborough Bridge & Tunnel Authority, Revenue Bonds (LOC; U.S. Bank NA) Ser. B1	1.15	1/1/2033	3,300,000	[f]	3,300,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	1.01	1/1/2032	4,900,000	[f]	4,900,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	1.15	1/1/2031	1,100,000	[f]	1,100,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[d]	7,860,471
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2032	5,000,000		4,810,903
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	5.00	5/15/2040	3,480,000		3,821,167
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		1,790,403

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 15.2% (continued)
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2030	1,400,000		1,552,670
TSASC Inc., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,094,311
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2030	1,180,000		1,068,010
				338,727,236
North Carolina - .6%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		3,753,852
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,189,614
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group)	5.00	12/1/2031	4,000,000	[a]	4,543,013
				12,486,479
Ohio - 1.1%
Akron , Revenue Bonds, Refunding	4.00	12/1/2031	1,650,000		1,751,857
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2032	735,000		847,268
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	1,000,000		1,136,496
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2029	545,000		622,015
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2027	575,000		639,105
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2028	515,000		580,667
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000		682,060
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000		536,310
Ohio Air Quality Development Authority, Revenue Bonds (Ohio Valley Electric Corp.)	2.60	10/1/2029	2,500,000	[a]	2,288,733
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	3,205,000		2,918,350
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2037	4,835,000		4,567,849
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	970,000		985,587
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	1,930,000		1,942,143
Wadsworth School District, GO	3.00	12/1/2045	2,040,000		1,609,653
Wadsworth School District, GO	4.00	12/1/2056	1,500,000		1,405,454
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000		623,352
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[b]	1,520,756
				24,657,655
Oklahoma - .2%
Oklahoma, GO	2.00	3/1/2029	5,190,000		4,809,348
Oregon - 1.3%
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	1,570,000		1,578,886
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		14,241,384
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		12,004,139
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,242,207
				30,066,616
Pennsylvania - 7.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2029	1,005,000	[c]	1,103,442
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2030	1,300,000		1,482,039

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Pennsylvania - 7.8% (continued)
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2028	1,715,000		1,919,492
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2029	1,465,000		1,657,133
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Inc. Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,074,768
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000		3,525,665
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		3,827,028
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		4,394,738
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		905,741
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	5,010,000	[a]	5,408,878
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	5,000,000	[a]	5,509,088
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,148,581
Pennsylvania, GO	3.00	5/15/2035	8,000,000		7,219,710
Pennsylvania, GO	5.00	9/15/2029	7,000,000		7,551,572
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,232,144
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,227,610
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	3,305,000		3,338,740
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		3,727,047
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		5,985,610
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		2,037,195
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2028	350,000		395,183
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2027	350,000		389,560
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,402,841
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,615,462
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		5,352,601
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	4,880,000		4,797,942
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	975,000		980,924
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 118B	3.80	10/1/2035	3,000,000		2,900,888
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		10,633,124
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		10,844,439
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	1.46	12/1/2039	5,300,000	[f]	5,300,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 3	5.00	12/1/2031	5,000,000		5,501,037

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Pennsylvania - 7.8% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 3	5.00	12/1/2035	7,085,000		7,680,348
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		8,526,275
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2038	4,515,000		4,553,399
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2039	2,840,000		2,851,335
Philadelphia, GO, Refunding, Ser. A	5.00	1/15/2024	3,600,000	[b]	3,728,436
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,181,352
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		8,431,548
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000		898,847
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000		1,093,834
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,103,115
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		5,371,338
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		551,797
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		627,412
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		533,388
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		542,988
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,090,444
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000		1,250,976
				174,407,054
Rhode Island - .7%
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000		2,162,589
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2033	435,000		490,347
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2032	405,000		459,769
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	3,530,000		3,561,555
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	3.00	10/1/2051	6,000,000		5,853,376
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2029	535,000		603,580
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2026	300,000		328,350
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2027	500,000		551,456
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2028	525,000		592,000
				14,603,022
South Carolina - 1.0%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,082,317

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
South Carolina - 1.0% (continued)
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2037	2,750,000		2,652,720
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	5.00	12/1/2033	3,750,000		4,100,938
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2032	1,340,000		1,519,234
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2033	1,400,000		1,548,036
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2031	2,245,000		2,537,328
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2029	1,705,000		1,899,407
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2030	2,140,000		2,406,047
				21,746,027
South Dakota - .3%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2023	500,000	[b]	509,403
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2023	1,800,000	[b]	1,833,851
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000		2,784,087
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000		1,312,457
				6,439,798
Tennessee - 2.3%
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	7/1/2038	2,800,000	[f]	2,800,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	2/1/2036	5,100,000	[f]	5,100,000
Nashville & Davidson County Health & Educational Metropolitan Government, Revenue Bonds (Vanderbilt University Medical Center Obligated Group)	5.00	7/1/2031	5,000,000		5,609,315
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000		4,871,848
Nashville & Davidson County Metropolitan Government, GO, Ser. B	4.00	1/1/2031	10,000,000		10,909,981
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	5,750,000	[a]	5,781,937
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	885,000		883,053
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	790,000		796,280
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2025	1,200,000		1,261,772
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,119,441
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		2,022,701
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2039	6,000,000		6,327,065
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		1,935,168
				51,418,561
Texas - 9.6%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,375,877
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2025	5,000,000		5,289,059
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,200,529

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 9.6% (continued)
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000		3,623,633
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. C	5.00	1/1/2027	5,000,000		5,306,500
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	295,000		300,846
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2028	1,210,000		1,349,261
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2035	1,100,000		1,135,506
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2033	1,110,000		1,161,654
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000		5,506,273
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2037	1,000,000		952,150
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2038	1,000,000		938,217
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2035	2,000,000		1,962,107
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2036	1,000,000		971,266
Dallas Hotel Occupancy, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	8/15/2038	1,000,000		1,003,100
Danbury Higher Education Authority Inc., Revenue Bonds, Ser. A	4.00	8/15/2049	1,500,000		1,232,560
Danbury Higher Education Authority Inc., Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		1,000,058
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2036	4,330,000		3,927,672
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2035	4,310,000		3,967,708
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000		12,621,465
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	10,795,000	[a]	11,623,448
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Texas Children's Hospital Obligated Group)	5.00	10/1/2031	5,000,000	[a]	5,622,960
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2037	1,545,000		1,461,980
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2038	1,855,000		1,744,724
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2034	500,000		526,867
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2035	700,000		735,588
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2036	1,000,000		1,048,056
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2033	500,000		528,898
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2029	250,000		266,806
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	100,000		106,422
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2030	500,000		534,404
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2032	300,000		319,030
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2031	485,000		518,538
Houston, GO, Refunding, Ser. A	3.00	3/1/2037	2,305,000		2,040,466
Houston, GO, Refunding, Ser. A	3.00	3/1/2036	1,500,000		1,346,329

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 9.6% (continued)
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000		5,487,410
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,115,723
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		1,945,384
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,325,425
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		16,949,712
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000		5,449,866
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000		1,898,386
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		1,893,962
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000		1,500,009
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000		5,175,918
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000		9,273,699
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000		11,982,902
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000		3,155,448
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000		1,999,143
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000		5,031,775
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000		1,873,297
Southwest Higher Education Authority Inc., Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000		5,434,048
Southwest Higher Education Authority Inc., Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000		4,890,643
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	2,750,000	[a]	3,063,489
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2037	1,475,000		1,626,118
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2030	1,000,000		1,150,544
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2031	1,000,000		1,146,469
Texas, GO, Ser. A	1.56	6/1/2043	600,000	[f]	600,000
Texas, GO, Ser. A	1.56	6/1/2044	4,400,000	[f]	4,400,000
Texas, GO, Ser. B	1.56	12/1/2041	6,400,000	[f]	6,400,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000		1,207,822
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	4,435,000		4,728,106
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2032	1,490,000		1,588,843
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	12/31/2035	1,250,000		1,216,266
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	6/30/2035	1,330,000		1,297,282
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	12/31/2033	1,215,000		1,197,005
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	6/30/2033	2,750,000		2,718,927
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	12/31/2034	1,500,000		1,466,837

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 9.6% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group LLC)	4.00	6/30/2034	1,500,000		1,471,096
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		5,313,619
				213,225,130
U.S. Related - .3%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2023	1,000,000	[b]	1,033,133
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000		2,092,923
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000		2,099,672
Puerto Rico, GO, Ser. A	0.00	7/1/2024	6,607	[d]	6,106
Puerto Rico, GO, Ser. A	0.00	7/1/2033	25,549	[d]	14,540
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	15,316		13,725
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	17,845		16,408
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	21,657		18,391
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	20,824		18,186
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	19,853		18,603
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	11,086		11,254
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	22,111		22,820
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	21,911		23,252
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	21,555		23,216
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	20,936		22,969
Puerto Rico, Notes	0.48	11/1/2043	137,954	[f]	71,219
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[h]	2,018,750
				7,525,167
Utah - .4%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000		2,551,656
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000		2,138,884
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000		2,684,218
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2030	215,000		245,590
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2031	235,000		269,678
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2028	225,000		251,527
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2029	200,000		226,642
				8,368,195
Vermont - .5%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000		774,382
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Landmark College Project) (LOC; TD Bank NA) Ser. A	1.09	7/1/2039	100,000	[f]	100,000
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000		10,588,557
				11,462,939
Virginia - .6%
Roanoke Economic Development Authority, Revenue Bonds, Refunding (Carilion Clinic Obligated Group)	5.00	7/1/2030	7,000,000	[a]	7,841,647
Virginia Commonwealth Transportation Board, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2036	5,000,000		5,098,927
				12,940,574
Washington - 2.6%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	10,000,000		8,886,014

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Washington - 2.6% (continued)
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2028	5,000,000		5,495,445
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000		1,834,485
Port of Seattle, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2030	2,800,000		3,109,911
Port of Seattle, Revenue Bonds, Ser. A	5.00	5/1/2026	5,000,000		5,363,597
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000		2,974,909
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000		1,048,540
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000		5,352,248
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2029	1,000,000		1,150,973
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000		5,000,000
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	3/1/2038	4,500,000		4,603,612
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000		2,740,635
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	3.00	12/1/2034	435,000	[g]	386,508
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	3.00	12/1/2035	445,000	[g]	388,882
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000		2,329,740
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000		1,775,457
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000		2,116,232
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000		543,144
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000		555,363
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000		874,696
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000		550,947
				57,081,338
West Virginia - .1%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (West Virginia United Health System Obligated Group) (LOC; TD Bank NA) Ser. C	1.47	6/1/2034	3,100,000	[f]	3,100,000
Wisconsin - .5%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	7/1/2027	7,750,000	[a]	8,357,853
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000		1,035,344

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Wisconsin - .5% (continued)
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,035,344
				10,428,541
Total Investments (cost $2,326,335,097)			100.8%	2,241,623,026
Liabilities, Less Cash and Receivables			(0.8%)	(17,000,536)
Net Assets			100.0%	2,224,622,490

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $19,210,365 or .86% of net assets.

h Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
General	21.0
General Obligation	16.2
Transportation	14.2
Medical	11.5
Airport	7.2
Education	6.0
Water	5.8
Prerefunded	4.4
Development	3.2
School District	3.1
Single Family Housing	2.9
Tobacco Settlement	2.5
Power	.9
Utilities	.6
Facilities	.4
Multifamily Housing	.3
Nursing Homes	.2
Special Tax	.2
Pollution	.2
100.8

† Based on net assets.

See notes to financial statements.

BNY Mellon National Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	76	12/20/2022	11,381,958	11,362,000	19,958
Ultra 10 Year U.S. Treasury Notes	716	12/20/2022	90,382,449	89,634,250	748,199
Gross Unrealized Appreciation				768,157

See notes to financial statements.

42

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2%
Alabama - 1.8%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2023	2,000,000		2,008,569
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2024	3,000,000		3,017,219
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000	[a]	5,052,505
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	12/1/2026	835,000		852,029
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	6/1/2026	450,000		459,032
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	12/1/2024	325,000		329,811
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	6/1/2024	275,000		278,348
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	12/1/2025	420,000		428,068
Black Belt Energy Gas District, Revenue Bonds, Ser. D1	4.00	6/1/2025	300,000		305,109
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2025	1,500,000		1,548,068
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2024	1,000,000		1,022,608
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2023	500,000		505,952
				15,807,318
Arizona - 1.6%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000		892,699
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2023	800,000		812,294
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2022	500,000		501,176
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	[a]	7,227,843
Maricopa County Unified School District No. 4, GO (Project 2018) Ser. E	5.00	7/1/2024	1,450,000		1,516,572
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	[a]	3,289,344
				14,239,928
Arkansas - .1%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,061,883
California - 9.2%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	400,000		422,303
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	380,000		395,067
California Health Facilities Financing Authority, Revenue Bonds, Refunding	5.00	10/1/2025	4,565,000	[a]	4,833,330
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,066,163
California Municipal Finance Authority, Revenue Bonds (Waste Management Project)	2.95	12/1/2022	3,500,000	[a]	3,500,000
California Municipal Finance Authority, Revenue Bonds, Refunding (Republic Services) Ser. A	1.88	10/3/2022	8,500,000	[a]	8,487,480
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000	[a]	975,922
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. B3	2.13	11/15/2027	3,000,000	[b]	2,779,515
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	2.38	11/15/2028	1,000,000	[b]	914,591
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2026	440,000	[c]	459,858
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2024	310,000	[c]	315,925
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2025	440,000	[c]	454,482

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
California - 9.2% (continued)
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	1,520,000		1,594,256
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2023	5,000,000		5,120,379
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2023	2,460,000		2,487,587
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2025	2,530,000	[c]	2,703,929
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2024	2,890,000	[c]	3,025,736
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2023	2,645,000	[c]	2,703,472
City of Los Angeles Department of Airports, Revenue Bonds (Green Bond) Ser. G	5.00	5/15/2026	9,040,000		9,674,299
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2023	1,175,000		1,192,409
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2024	1,720,000		1,770,035
Los Angeles, TRAN	4.00	6/29/2023	7,500,000		7,605,898
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. G	5.00	12/1/2023	1,500,000		1,550,744
Mount Diablo Unified School District, GO, Refunding, Ser. B	4.00	8/1/2023	1,500,000		1,523,316
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000		263,152
Silicon Valley Clean Water, Revenue Bonds, Ser. A	3.00	3/1/2024	3,000,000		3,017,531
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2023	3,000,000		3,058,724
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	700,000		722,102
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2025	500,000		523,471
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2026	600,000		637,036
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2023	580,000		589,366
Vernon Electric System, Revenue Bonds, Ser. A	5.00	4/1/2024	1,100,000		1,129,099
Vernon Electric System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000		1,292,676
Western Placer Unified School District, BAN	2.00	6/1/2025	5,000,000		4,853,064
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000		970,856
				82,613,773
Colorado - 2.4%
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,410,000		2,426,149
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,555,000		2,502,324
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	1,745,000		1,750,208
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2022	14,460,000	[a]	14,527,041
				21,205,722
Connecticut - 1.6%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2023	165,000		167,462
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2024	340,000		350,483
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2026	200,000		212,322
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2024	650,000		656,738
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000		608,233

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Connecticut - 1.6% (continued)
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2023	550,000		553,738
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	[a]	5,052,742
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	2,945,000		2,971,370
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. E-E3	1.63	11/15/2022	305,000	[a]	304,441
State of Connecticut, GO, Ser. F	5.00	11/15/2025	2,975,000		3,132,100
				14,009,629
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2025	500,000	[c]	526,139
University of Delaware, Revenue Bonds, Refunding	1.03	11/1/2035	2,100,000	[d]	2,100,000
				2,626,139
District of Columbia - 2.9%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	21,000,000	[a]	20,675,138
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C2	1.48	10/1/2039	3,400,000	[d]	3,400,000
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	1,500,000		1,587,262
				25,662,400
Florida - 2.3%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000		1,989,109
Broward County, Revenue Bonds, Ser. B	5.00	9/1/2025	1,875,000		1,986,314
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000		1,252,460
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000		1,299,581
Broward County School District, COP, Ser. A	5.00	7/1/2025	10,660,000		11,381,962
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Luice Project) Ser. B	5.00	10/1/2026	1,600,000		1,741,477
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. D	1.10	11/15/2042	1,000,000	[d]	1,000,000
				20,650,903
Georgia - 2.3%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000		1,028,822
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	[a]	2,054,996
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	[a]	2,660,975
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2024	700,000		705,070
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2025	1,000,000		1,008,471
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	[a]	7,933,559
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	[a]	4,970,590
				20,362,483
Hawaii - 1.3%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	[a]	5,094,781
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	[a]	5,094,781
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2023	1,250,000		1,287,949
				11,477,511

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Illinois - 5.7%
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000		845,470
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2023	730,000		730,012
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000		5,211,180
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000		513,175
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2023	500,000		503,403
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,000,000		2,084,220
Illinois, GO	5.00	6/1/2024	5,000,000		5,148,483
Illinois, GO, Refunding	5.00	2/1/2024	10,000,000		10,250,087
Illinois, GO, Ser. A	5.00	3/1/2024	2,000,000		2,052,416
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare Obligated Group) Ser. B	5.00	12/15/2022	10,680,000	[a]	10,754,561
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	1.03	8/1/2044	1,100,000	[d]	1,100,000
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	[a]	2,842,693
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2023	1,400,000		1,436,541
Illinois Housing Development Authority, Revenue Bonds, Refunding (Insured; GNMA,FNMA,FHLMC) Ser. A2	3.15	8/1/2024	1,185,000		1,186,667
Springfield IL Electric, Revenue Bonds, Refunding	5.00	3/1/2027	5,200,000		5,472,554
Will County, GO	5.00	11/15/2025	1,000,000	[e]	1,080,351
				51,211,813
Indiana - 3.1%
Columbus Multi School Building Corp., Revenue Bonds, Refunding (Bartholomew Consolidated School)	4.00	1/15/2024	1,140,000		1,161,655
Columbus Multi School Building Corp., Revenue Bonds, Refunding (Bartholomew Consolidated School)	4.00	7/15/2023	1,380,000		1,397,126
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2023	10,000,000	[e]	10,195,570
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	1.20	12/1/2039	1,000,000	[d]	1,000,000
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light) Ser. B	0.95	4/1/2026	3,300,000	[a]	2,873,361
Indiana Finance Authority, Revenue Bonds, Refunding (Republic Services Project) Ser. A	2.00	9/1/2022	5,000,000	[a]	5,000,000
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	1.15	1/1/2042	500,000	[d]	500,000
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	[a]	6,020,774
				28,148,486
Iowa - 1.7%
Iowa Finance Authority, Revenue Bonds (Green Bond) (Gevo NW Iowa RNG) (LOC; Citibank NA)	1.50	4/1/2024	3,000,000	[a]	2,932,950
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000		598,528
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2023	515,000		525,395
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2024	540,000		558,656
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	10,000,000	[a]	10,451,462
				15,066,991
Kansas - .8%
Kansas Department of Transportation, Revenue Bonds, Ser. C	4.00	9/1/2028	7,000,000		7,000,000
Kentucky - .6%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,000,000	[a]	1,007,456
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,500,000	[a]	1,513,151

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Kentucky - .6% (continued)
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	[a]	2,441,285
				4,961,892
Louisiana - .7%
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A	0.60	5/1/2023	4,000,000	[a]	3,902,146
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2023	1,100,000		1,123,967
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2024	1,000,000		1,045,214
				6,071,327
Maine - .8%
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	2,195,000		2,214,638
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	2,460,000		2,494,712
Maine Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2023	2,780,000		2,839,456
				7,548,806
Maryland - .8%
Maryland Department of Transportation, Revenue Bonds, Refunding, Ser. 2022B	5.00	12/1/2026	3,250,000	[c]	3,564,626
Maryland Department of Transportation, Revenue Bonds, Refunding, Ser. 2022B	5.00	12/1/2025	3,000,000	[c]	3,227,333
				6,791,959
Massachusetts - 2.1%
Greater Attleboro-Taunton Regional Transit Authority, RAN	3.75	8/18/2023	8,200,000		8,249,682
Hamilton Wenham Regional School District, BAN, Refunding	1.50	1/19/2023	1,081,400		1,076,965
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2023	300,000		307,021
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000		749,298
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2022	275,000		275,530
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000		518,850
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000		356,380
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	[a]	5,037,262
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	9.59	8/1/2023	2,600,000	[f]	2,631,411
				19,202,399
Michigan - 1.0%
Michigan Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	955,000		954,220
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	[a]	6,435,005
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2026	450,000		490,884
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2024	570,000		599,348
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2023	225,000		231,887
				8,711,344
Minnesota - .1%
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.50	7/1/2050	1,180,000		1,174,996

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Missouri - 1.1%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2025	650,000		684,809
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2024	1,000,000		1,037,823
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2023	700,000		711,803
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000		2,002,547
Missouri Development Finance Board, Revenue Bonds, Refunding (The Nelson Gallery Foundation) Ser. A	3.00	12/1/2022	3,540,000		3,546,126
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.50	11/1/2050	2,015,000		2,006,764
				9,989,872
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2025	325,000		346,298
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2024	400,000		418,044
				764,342
Nebraska - .8%
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	9/1/2045	4,535,000		4,434,678
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. E	3.75	9/1/2049	3,185,000		3,183,276
				7,617,954
Nevada - .1%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2024	1,175,000		1,187,907
New Hampshire - .7%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	[a]	3,938,404
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	[a]	1,965,704
				5,904,108
New Jersey - 6.0%
Jefferson, BAN, Refunding	3.00	6/16/2023	10,000,000		10,039,624
Margate, BAN, Refunding	1.25	12/14/2022	5,000,000		4,982,247
New Jersey, GO (COVID-19 Emergency Bond) Ser. A	4.00	6/1/2023	5,000,000		5,052,435
New Jersey, GO (COVID-19 Emergency Bond) Ser. A	5.00	6/1/2024	6,000,000		6,240,512
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. B	1.20	6/1/2023	2,500,000	[a]	2,466,608
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. N1	5.50	9/1/2025	1,250,000		1,346,286
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	10,000,000	[b]	10,449,530
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2023	220,000		223,927
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2025	400,000		422,284
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2024	300,000		311,637
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Ser. H	3.00	10/1/2052	4,975,000		4,818,459
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000		1,830,674

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
New Jersey - 6.0% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2025	5,125,000		5,410,515
				53,594,738
New Mexico - .6%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000	[a]	5,787,209
New York - 21.1%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2023	1,225,000		1,258,389
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2022	875,000		880,603
Irondequoit, BAN, Refunding, Ser. B	1.25	12/16/2022	7,500,000		7,477,158
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	[a]	6,778,964
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	10,000,000		10,079,856
Metropolitan Transportation Authority, BAN, Ser. D1	5.00	9/1/2022	5,000,000		5,000,000
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000	[a]	2,269,974
New York City, GO (LOC; U.S. Bank NA) Ser. L4	1.15	4/1/2038	7,300,000	[d]	7,300,000
New York City, GO, Refunding, Ser. B1	5.00	8/1/2025	8,600,000		9,211,406
New York City, GO, Ser. D3	5.00	8/1/2038	5,000,000		5,107,952
New York City Housing Development Corp., Revenue Bonds (LOC; Federal Housing Administration) Ser. D2	0.70	11/1/2024	2,000,000	[a]	1,888,311
New York City Housing Development Corp., Revenue Bonds (LOC; Federal Housing Administration) Ser. F2	0.60	7/1/2025	2,000,000	[a]	1,849,809
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000		4,187,687
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	9.91	3/1/2023	2,000,000	[f]	2,008,025
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding	1.15	6/15/2045	4,600,000	[d]	4,600,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. F1A	1.46	6/15/2035	2,400,000	[d]	2,400,000
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	1.46	11/1/2041	1,500,000	[d]	1,500,000
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	1,390,000		1,390,260
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	885,000		885,344
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA) Ser. M2	0.75	11/1/2025	5,000,000		4,657,285
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA, FNMA, FHLMC) Ser. N	1.50	11/1/2023	1,000,000		987,031
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	1,250,000		1,199,708
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		948,288
New York State Housing Finance Agency, Revenue Bonds, Ser. P	1.60	11/1/2024	5,000,000		4,824,991
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	4,705,000		4,741,455
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		997,436
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,036,058
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2023	1,300,000		1,327,975
North Colonie Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.75	7/14/2023	10,000,000		10,093,653

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
New York - 21.1% (continued)
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,425,000		1,464,199
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2026	1,625,000		1,670,101
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2025	2,260,000		2,386,799
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2023	2,710,000		2,774,692
Rochester, BAN, Refunding, Ser. I	2.50	3/1/2023	10,000,000		9,987,841
Rye School District, BAN	3.25	6/30/2023	11,517,124		11,597,283
Schenectady City School District, BAN (Insured; State Aid Withholding)	3.50	7/20/2023	5,350,000		5,377,452
Suffolk County, GO, Refunding, Ser. B	5.00	10/1/2024	1,785,000		1,876,096
Suffolk County, GO, Refunding, Ser. B	5.00	10/1/2023	625,000		641,381
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	5/15/2026	5,000,000		5,277,482
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	1.15	1/1/2031	7,700,000	[d]	7,700,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2024	21,875,000	[a]	21,505,883
Webster Central School District, BAN, Refunding (Insured; State Aid Withholding)	4.00	6/28/2023	10,000,000		10,107,111
				189,253,938
Ohio - 1.4%
Akron, Revenue Bonds, Refunding	4.00	12/1/2025	2,210,000		2,309,954
American Municipal Power, Revenue Bonds, Refunding, Ser. A2	1.00	8/15/2024	2,000,000	[a]	1,913,516
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2025	780,000		833,946
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2024	675,000		706,645
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2023	1,710,000		1,753,891
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) (LOC; PNC Bank NA) Ser. A	1.08	1/15/2046	3,300,000	[d]	3,300,000
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.25	3/1/2050	1,915,000		1,892,655
				12,710,607
Oklahoma - 1.3%
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,860,000		1,899,780
Tulsa, GO	5.00	3/1/2023	5,000,000		5,067,708
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000		4,932,639
				11,900,127
Oregon - .5%
Oregon Housing & Community Services Department, Revenue Bonds, Ser. C	3.00	1/1/2052	2,160,000		2,114,787
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	2,745,000		2,812,361
				4,927,148
Pennsylvania - 3.2%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. 20	5.00	3/1/2024	500,000	[c]	513,377
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. 20	5.00	3/1/2026	1,660,000	[c]	1,759,290
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. 20	5.00	3/1/2025	500,000	[c]	521,780
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2023	950,000		974,481
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2024	705,000		738,343

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Pennsylvania - 3.2% (continued)
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	1.13	5/1/2023	1,220,000	[a]	1,203,900
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		600,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Pennsylvania's State System of Higher Education)	0.74	6/15/2024	4,000,000		3,774,482
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000	[a]	4,860,058
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2024	1,000,000		1,049,600
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2023	1,000,000		1,025,052
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	1.46	12/1/2039	2,100,000	[d]	2,100,000
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		510,612
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2022	225,000		225,608
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month MUNIPSA +.65%	2.15	12/1/2023	3,000,000	[a,g]	3,001,498
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,125,711
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2023	5,000,000		5,116,869
				29,100,661
Rhode Island - .7%
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.00	10/1/2050	1,755,000		1,719,209
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,220,000		2,211,067
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	0.45	10/1/2023	2,705,000	[a]	2,625,654
				6,555,930
South Carolina - 1.7%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,082,317
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	3,030,000		2,992,710
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	5,000,000	[e]	5,369,737
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2024	730,000		754,184
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2023	1,200,000		1,217,608
				15,416,556
Tennessee - .1%
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	2/1/2036	1,100,000	[d]	1,100,000
Texas - 9.1%
Austin Affordable Public Facility Corp., Revenue Bonds (Bridge at Turtle Creek)	0.42	12/1/2023	3,350,000	[a]	3,271,722
Austin Airport System, Revenue Bonds, Ser. B	5.00	11/15/2024	600,000		625,123
Cypress-Fairbanks Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2023	1,000,000	[e]	1,012,322

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Texas - 9.1% (continued)
Dallas Housing Finance Corp., Revenue Bonds (Estates at Shiloh)	1.25	7/1/2023	2,000,000	[a]	1,974,740
Denton County Housing Finance Corp., Revenue Bonds (Pathway on Woodrow)	5.00	2/1/2025	3,000,000	[a]	3,125,756
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	0.72	8/1/2026	1,720,000	[a]	1,575,893
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000	[a]	4,965,890
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.59	10/1/2022	2,625,000		2,622,116
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	1,310,000		1,315,508
Housing Options, Revenue Bonds (Estelle Village Apartments)	3.90	2/1/2025	3,150,000	[a]	3,186,794
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000	[a]	1,962,869
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services)	5.00	5/15/2025	2,125,000		2,259,837
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000	[a]	3,666,720
Mission Economic Development Corp., Revenue Bonds (Waste Management)	2.95	12/1/2022	1,500,000	[a]	1,500,000
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000	[a]	3,920,868
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000	[a]	9,737,247
Prosper Independent School District, GO	3.00	8/15/2025	5,805,000	[a]	5,818,561
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000		1,251,912
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000		1,017,815
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	[a]	2,408,528
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. 2019	2.75	12/1/2022	2,250,000	[a]	2,251,571
San Antonio Water System, Revenue Bonds, Ser. 2013-F	1.00	11/1/2026	1,275,000	[a]	1,174,576
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	3,645,000	[a]	3,626,319
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	755,000	[a,e]	752,009
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	600,000	[a,e]	597,623
Sinton Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/15/2023	5,000,000	[a]	4,995,997
Texas, GO, Ser. A	1.56	6/1/2045	2,700,000	[d]	2,700,000
Texas, GO, Ser. A	1.56	6/1/2044	300,000	[d]	300,000
Texas Department of Housing & Community Affairs, Revenue Bonds (FishPond Living at Corpus Christi)	0.50	6/1/2023	2,000,000	[a]	1,959,715
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2025	875,000		909,309
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2022	500,000		502,308
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2023	750,000		763,575
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2024	625,000		643,178
Travis County, GO, Refunding	5.00	3/1/2023	1,100,000		1,102,648
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2026	1,000,000		1,080,783
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2025	1,000,000		1,058,827
				81,638,659

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
U.S. Related - .7%
Antonio B. Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000		845,020
Antonio B. Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,000,000		1,001,960
Puerto Rico, Notes	0.00	11/1/2051	1,722,505	[a]	850,487
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	12/31/2049	2,885,000	[h]	865,500
Puerto Rico Housing Finance Authority, Revenue Bonds, Refunding (Puerto Rico Public Housing Project)	5.00	12/1/2023	2,500,000		2,563,999
				6,126,966
Utah - .3%
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. B	5.00	8/1/2024	3,000,000	[a]	3,132,779
Vermont - .0%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Landmark College Project) (LOC; TD Bank NA) Ser. A	1.09	7/1/2039	100,000	[d]	100,000
Virginia - .5%
Halifax County Industrial Development Authority, Revenue Bonds (Virginia Electric and Power Co.)	1.65	5/31/2024	1,750,000	[a]	1,713,111
Louisa Industrial Development Authority, Revenue Bonds (Virginia Electric and Power Co.)	1.65	5/31/2024	3,000,000	[a]	2,936,762
				4,649,873
Washington - 2.0%
Everett Housing Authority, Revenue Bonds (Baker Heights Legacy)	0.30	9/1/2023	1,000,000	[a]	970,996
King County Housing Authority, Revenue Bonds, Refunding	2.00	10/1/2023	100,000		99,286
King County Housing Authority, Revenue Bonds, Refunding	2.00	10/1/2022	100,000		99,958
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2025	150,000		150,491
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2024	100,000		100,445
King County Housing Authority, Revenue Bonds, Refunding	4.00	10/1/2026	150,000		156,913
Port of Seattle, GO, Ser. A	5.00	12/1/2025	1,860,000		1,995,721
Port of Seattle, GO, Ser. A	5.00	12/1/2024	1,775,000		1,868,162
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2026	4,600,000		4,955,770
Seattle Housing Authority, Revenue Bonds (LAM BOW Apartments Project)	1.25	6/1/2024	1,500,000		1,461,480
Vancouver Housing Authority, Revenue Bonds (Anthem Park & Columbia Housing Project)	2.00	6/1/2023	5,000,000		4,977,872
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2024	200,000	[b]	208,846
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2025	275,000	[b]	292,242
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2022	250,000	[b]	251,404
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2023	250,000	[b]	256,710
				17,846,296
Wisconsin - 1.0%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	5,000,000	[a]	5,251,828
Wisconsin Housing & Economic Development Authority Housing Revenue, Revenue Bonds, Refunding, Ser. B	0.40	11/1/2023	2,000,000	[a]	1,934,565
Wisconsin Housing & Economic Development Authority Housing Revenue, Revenue Bonds, Refunding, Ser. B	0.50	11/1/2024	2,000,000	[a]	1,851,235
				9,037,628
Total Long-Term Municipal Investments (cost $885,928,530)			863,951,000
53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal Investments - 5.4%
Alabama - .1%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2022	750,000	750,893
California - .0%
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2023	200,000	[c] 200,809
Indiana - .1%
Indianapolis Board of School Commissioners, GO	5.00	1/15/2023	1,000,000	1,009,878
Massachusetts - .1%
Norton, BAN	1.50	12/15/2022	1,400,000	1,395,534
New York - 3.7%
Adirondack Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.25	6/28/2023	10,000,000	10,055,338
Cheektowaga Central School District, BAN, Refunding (Insured; State Aid Withholding)	2.00	11/18/2022	900,000	899,005
Greece, BAN, Refunding	1.00	10/14/2022	1,000,000	998,332
Monticello Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.25	6/28/2023	10,177,500	10,234,651
Oneida City School District, BAN (Insured; State Aid Withholding) Ser. B	3.50	7/7/2023	7,500,000	7,538,370
Plattsburgh, BAN	2.00	11/18/2022	1,206,397	1,205,114
Village of Alden, BAN, Refunding	1.50	9/8/2022	2,000,000	1,999,594
				32,930,404
Pennsylvania - .6%
Pennsylvania, GO	5.00	5/15/2023	5,000,000	5,094,695
Texas - .2%
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2023	2,000,000	2,022,012
Wisconsin - .6%
Madison Metropolitan School District, GO	4.00	3/1/2023	5,000,000	5,039,406
Total Short-Term Municipal Investments (cost $48,582,597)			48,443,631
Total Investments (cost $934,511,127)			101.6%	912,394,631
Liabilities, Less Cash and Receivables			(1.6%)	(14,243,698)
Net Assets			100.0%	898,150,933

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $15,152,838 or 1.69% of net assets.

c Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Non-income producing—security in default.

54

Portfolio Summary (Unaudited) †	Value (%)
General	16.0
General Obligation	14.6
School District	14.3
Transportation	7.9
Medical	6.0
Multifamily Housing	5.8
Airport	5.6
Single Family Housing	5.1
Education	4.9
Water	4.8
Development	4.7
Power	3.9
Pollution	2.2
Prerefunded	2.1
Utilities	1.5
Special Tax	.7
Nursing Homes	.6
Housing	.5
Facilities	.3
Tobacco Settlement	.1
101.6

† Based on net assets.

See notes to financial statements.

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5%
Alabama - .6%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	751,614
California - .9%
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2028	875,000	[b]	988,057
Illinois - 2.8%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		524,560
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		535,778
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		527,870
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		513,192
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	1,150,000		1,117,035
				3,218,435
Indiana - .1%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	1.16	10/1/2040	100,000	[c]	100,000
Iowa - .5%
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	548,702
Kentucky - 2.6%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000	[a]	1,008,767
Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	2,000,000	[a]	2,017,914
				3,026,681
- 1.8%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	2,000,000	[a]	2,043,427
- 2.2%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000		672,946
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		950,894
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		956,858
				2,580,698
New York - 5.5%
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A2	1.11	10/1/2038	900,000	[c]	900,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	1.15	4/1/2038	100,000	[c]	100,000
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	1.15	6/15/2035	300,000	[c]	300,000
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,675,000		1,501,156
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[d]	2,176,586
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,378,566
				6,356,308
Pennsylvania - 81.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,064,860
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. 20	5.00	3/1/2033	610,000	[b]	679,960
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. A	4.00	3/1/2037	1,000,000		971,181
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,079,189
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		752,656
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2038	850,000		755,952

56

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 81.8% (continued)
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2036	800,000		735,116
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2035	775,000		720,986
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		815,124
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Inc. Obligated Group) Ser. A	4.00	9/1/2038	600,000		588,755
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000		2,723,560
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2034	1,000,000		1,081,418
Dallastown Area School District, GO, Refunding (Insured; State Aid Withholding)	5.00	4/15/2031	1,400,000		1,482,209
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,058,700
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		905,741
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000		379,748
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000		453,268
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	745,000		792,627
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000		1,250,139
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,188,392
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	1,005,000	[a]	1,107,327
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2027	145,000		150,849
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2028	110,000		114,828
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2030	135,000		140,457
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2031	175,000		181,576
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2026	150,000		155,240
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2029	150,000		156,724
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2024	80,000		81,497
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2025	115,000		118,253
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,568,504
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		469,831
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		523,053
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000		503,350
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		531,448
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group)	5.00	9/1/2030	1,600,000		1,734,285
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		994,443
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,069,177

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 81.8% (continued)
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,176,507
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2023	1,000,000	[e]	1,030,476
Pennsylvania, GO, Ser. 1st	3.00	5/15/2034	1,000,000		917,913
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,003,350
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	1,690,000		1,707,253
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2037	1,375,000		1,361,305
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,080,194
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,091,780
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,116,718
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,005,535
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,252,714
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,259,864
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2030	375,000		431,543
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2029	375,000		428,258
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,054,994
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	1,115,000		1,096,251
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	1,360,000		1,356,761
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,336,731
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2025	2,500,000		2,695,947
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2038	1,230,000		1,307,874
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,443,043
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	2,280,000		2,400,308
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,071,850
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,099,366
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,392,920
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,099,366
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2031	1,000,000		1,084,972
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000		1,050,090
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,075,093
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,616,049

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 81.8% (continued)
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) (Philadelphia Museum) Ser. A	5.00	2/15/2034	1,250,000		1,365,452
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,003,756
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		909,599
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		919,982
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2025	1,500,000		1,589,928
Philadelphia Water & Wastewater, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,120,809
Philadelphia Water & Wastewater, Revenue Bonds, Ser. C	5.00	6/1/2037	2,000,000		2,232,079
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		482,551
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		316,262
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,107,441
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		988,445
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	1,000,000	[e]	1,025,767
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,089,540
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000		1,702,927
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000		1,295,385
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	1,605,000		1,717,976
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000		1,098,835
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000		557,886
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000		263,081
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	275,000	[e]	298,097
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	250,000	[e]	270,997
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000		784,090
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000		1,045,020
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000		723,701
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000		1,078,257
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000		1,007,845
				94,121,156
Tennessee - 1.5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	11/1/2035	1,700,000	[c]	1,700,000

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
U.S. Related - .2%
Puerto Rico, Notes	0.01	11/1/2051	584,412	[a] 266,638
Total Investments (cost $119,289,117)			100.5%	115,701,716
Liabilities, Less Cash and Receivables			(0.5%)	(627,583)
Net Assets			100.0%	115,074,133

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $2,176,586 or 1.89% of net assets.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Medical	16.6
Education	15.3
General Obligation	13.3
Transportation	9.8
Water	8.3
School District	8.0
General	7.8
Development	5.9
Tobacco Settlement	4.6
Facilities	3.3
Airport	3.2
Prerefunded	2.3
Single Family Housing	2.1
100.5

† Based on net assets.

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	4	12/20/2022	599,050	598,000	1,050
Ultra 10 Year U.S. Treasury Notes	37	12/20/2022	4,670,602	4,631,938	38,664
Gross Unrealized Appreciation				39,714

See notes to financial statements.

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6%
Alabama - .6%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	1,500,000	[a]	1,503,228
California - .7%
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2028	1,575,000	[b]	1,778,502
District of Columbia - .4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2035	1,000,000		975,165
Illinois - 3.0%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	1,000,000		1,049,120
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,071,556
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000		1,055,740
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	2,100,000		2,039,802
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000		2,650,481
				7,866,699
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	1.05	11/1/2039	2,800,000	[c]	2,800,000
Iowa - .4%
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,045,146
- 2.1%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,521,918
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000	[a]	3,026,870
				5,548,788
Massachusetts - 82.0%
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2030	1,000,000		1,097,442
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,106,054
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2026	475,000		516,397
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		1,928,712
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		619,541
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		667,509
Braintree, GO, Refunding	4.00	10/15/2030	1,395,000		1,510,747
Collegiate Charter School of Lowell, Revenue Bonds	4.00	6/15/2024	215,000		214,403
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2029	485,000		494,338
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2039	1,330,000		1,332,626
Dedham, GO	4.00	6/15/2029	495,000		515,498
Framingham, GO, Refunding	5.00	12/1/2029	365,000		408,009
Framingham, GO, Refunding	5.00	12/1/2028	420,000		470,898
Gloucester, GO, Refunding	3.00	9/15/2032	925,000		907,705
Gloucester, GO, Refunding	3.00	9/15/2033	725,000		705,312
Groton, GO	3.00	8/15/2033	390,000		383,213
Hingham, GO	3.00	2/15/2034	1,240,000		1,184,120
Hingham, GO	3.00	2/15/2036	375,000		343,109
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000		871,956
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2033	590,000		616,622
Mansfield, GO	4.00	5/15/2030	845,000		877,510
Mansfield, GO	4.00	5/15/2029	815,000		847,884
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	4,225,000		4,394,509
Massachusetts, GO, Ser. A	3.00	2/1/2037	2,000,000		1,804,624
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000		2,327,661

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Massachusetts - 82.0% (continued)
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	4.00	7/1/2036	4,000,000		4,119,065
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2032	520,000		511,070
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2033	535,000		511,543
Massachusetts Development Finance Agency, Revenue Bonds (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2024	350,000		363,831
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		2,678,364
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		300,463
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		179,753
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		361,514
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		347,706
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		402,888
Massachusetts Development Finance Agency, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. C	4.00	11/1/2046	500,000		463,760
Massachusetts Development Finance Agency, Revenue Bonds (Trustees of Boston University) Ser. DD1	5.00	4/1/2024	1,075,000	[a]	1,102,362
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology Inc.)	5.00	10/1/2024	550,000		570,688
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		2,029,685
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		579,515
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2036	825,000		804,155
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2035	1,000,000		986,100
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2025	500,000		526,433
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2026	500,000		535,085
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2025	800,000		849,446
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2029	2,000,000		2,147,044
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000		1,028,238
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000		1,041,900
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,322,214
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,017,761
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,046,216
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000		875,496
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		370,950
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		390,120

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Massachusetts - 82.0% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000	409,312
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000	1,621,899
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Franklin W Olin College of Engineering Inc.) Ser. E	5.00	11/1/2038	4,500,000	4,557,522
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000	3,501,317
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000	490,056
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System Inc.)	4.00	7/1/2032	2,000,000	2,015,837
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000	2,445,423
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2033	3,410,000	3,484,995
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,730,000	1,753,160
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000	475,594
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000	1,048,751
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000	738,821
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group Inc.) Ser. I	5.00	7/1/2024	530,000	545,959
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group Inc.) Ser. I	5.00	7/1/2025	500,000	522,421
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group Inc.) Ser. I	5.00	7/1/2028	750,000	795,606
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2031	2,050,000	2,240,237
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000	1,099,989
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000	1,407,492
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	1,250,000	1,270,201
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000	1,051,102
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	1,000,000	1,073,687
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000	1,401,737
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/2036	2,000,000	2,162,161
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) Ser. BB2	4.00	10/1/2032	1,000,000	1,025,660
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of the College of Holy Cross)	5.00	9/1/2026	705,000	766,729
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000	2,500,556
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000	1,399,526
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2024	815,000	843,953

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Massachusetts - 82.0% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellesley College)	4.00	7/1/2036	2,000,000	2,055,153
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000	517,342
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2026	325,000	349,180
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000	1,530,887
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000	1,026,659
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000	1,129,452
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000	1,286,914
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000	530,733
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000	533,947
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	136,447
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	448,887
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	445,023
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	217,582
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	152,587
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	919,401
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000	1,156,557
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,350,000	1,474,176
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	2,075,000	2,276,586
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000	2,722,013
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000	569,314
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000	434,131
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000	486,554
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000	276,076
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000	175,352
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000	1,087,551
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000	278,118
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000	217,733
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000	216,590
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000	3,108,748

64

BNY Mellon Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
- 82.0% (continued)
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2023	2,300,000		2,342,881
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000		2,186,763
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000		2,093,760
Massachusetts Federal Highway, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	2,500,000		2,733,453
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Amherst College) Ser. J2	0.96	11/1/2035	1,400,000	[c]	1,400,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trustees of Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,394,526
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A1	2.55	12/1/2040	1,500,000		1,160,557
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A3	0.88	12/1/2023	1,500,000		1,470,209
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 195	4.00	12/1/2048	645,000		650,133
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,810,000		1,772,598
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	345,000		344,372
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	1,740,000		1,756,053
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211	3.50	12/1/2049	700,000		697,472
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 221	3.00	12/1/2050	1,485,000		1,451,278
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		951,675
Massachusetts Municipal Wholesale Electric, Revenue Bonds (Project 2015-A) Ser. A	4.00	7/1/2035	650,000		666,778
Massachusetts Port Authority, Revenue Bonds (Green Bond) Ser. A	5.00	7/1/2034	1,500,000		1,650,574
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2029	1,000,000		1,095,173
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		532,051
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		932,020
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,178,148
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,201,641
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		1,806,102
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000		782,156
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000		2,083,008
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.00	11/15/2029	1,060,000		1,165,933
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2036	1,000,000		1,035,477
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2029	2,590,000		2,834,011
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2028	1,925,000		2,110,874
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2026	2,500,000	[d]	2,742,867
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000		2,306,526

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Massachusetts - 82.0% (continued)
Medway, GO	3.00	9/1/2032	700,000		694,247
Medway, GO	3.00	9/1/2031	500,000		498,900
Middleborough, GO, Refunding	3.00	10/1/2034	1,455,000		1,371,008
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		576,880
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2026	915,000		1,005,988
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2028	1,055,000		1,157,541
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2027	640,000		656,040
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2028	420,000		430,229
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2029	745,000		761,725
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		321,675
Natick, GO	4.00	7/15/2033	3,000,000		3,126,175
Natick, GO	5.00	7/15/2029	2,000,000		2,232,978
Plainville, GO	4.00	10/15/2030	1,210,000		1,278,758
Quincy, GO, Refunding, Ser. A	4.00	6/1/2038	500,000		503,125
Randolph, GO, Refunding	5.00	9/15/2031	595,000		658,116
Rockland, GO, Refunding	3.00	10/1/2032	1,000,000		980,955
Scituate, GO, Refunding	4.00	10/1/2031	1,180,000		1,270,844
Scituate, GO, Refunding	4.00	10/1/2030	1,645,000		1,781,219
Sharon, GO	3.00	2/15/2033	1,750,000		1,711,244
Shrewsbury, GO	3.00	1/15/2034	2,160,000		2,064,621
Somerville, GO, Refunding	3.00	6/1/2035	1,125,000		1,033,135
Somerville, GO, Refunding	3.00	6/1/2034	1,045,000		982,005
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2035	990,000		1,048,691
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,436,715
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,495,560
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	9.59	8/1/2023	2,500,000	[e]	2,530,203
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	155,000		155,422
University of Massachusetts Building Authority, Revenue Bonds, Refunding, Ser. 3	5.00	11/1/2034	2,200,000		2,410,580
Waltham, GO	3.00	10/15/2032	1,160,000		1,142,457
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000		2,339,600
Worcester, GO, Refunding	4.00	1/15/2028	800,000		846,843
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000		1,675,331
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000		1,824,148
				216,551,187
Nebraska - 1.2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	3,000,000	[a]	3,065,140
New Jersey - 2.4%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	2,400,000	[f]	2,507,887
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000		942,125
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000		1,494,262
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000		1,503,633
				6,447,907
New York - 4.2%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,500,000	[a]	2,579,516

66

BNY Mellon Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
- 4.2% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	2,000,000	2,100,079
Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	1.15	6/15/2035	700,000	[c] 700,000
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of )	2.63	9/15/2069	2,675,000	2,397,368
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 Project)	5.00	11/15/2044	2,250,000	[f] 2,176,586
Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2037	1,250,000	1,239,283
				11,192,832
- .1%
Oregon Facilities Authority, Revenue Bonds, Refunding (PeaceHealth Obligated Group) (LOC; U.S. Bank NA) Ser. A	1.15	8/1/2034	200,000	[c] 200,000
Texas - 1.1%
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000	503,591
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000	532,611
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation Inc.) (Insured; Permanent School Fund)	4.00	8/15/2034	1,100,000	1,115,187
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation Inc.) (Insured; Permanent School Fund)	5.00	8/15/2032	620,000	697,151
				2,848,540
U.S. Related - .4%
Puerto Rico, Notes	0.01	11/1/2051	474,835	[a] 216,643
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	285,000	313,217
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	260,000	283,749
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	310,000	335,005
				1,148,614
Total Investments (cost $273,333,592)			99.6%	262,971,748
Cash and Receivables (Net)			0.4%	957,586
Net Assets			100.0%	263,929,334

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $4,684,473 or 1.77% of net assets.

67

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	23.0
General Obligation	17.9
Medical	14.3
General	11.4
Water	6.3
School District	5.2
Transportation	4.4
Airport	3.9
Development	2.6
Single Family Housing	2.5
Student Loan	2.1
Multifamily Housing	1.8
Tobacco Settlement	1.5
Power	1.3
Prerefunded	1.0
Housing	.4
99.6

† Based on net assets.

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	9	12/20/2022	1,347,864	1,345,500	2,364
Ultra 10 Year U.S. Treasury Notes	86	12/20/2022	10,855,992	10,766,125	89,867
Gross Unrealized Appreciation				92,231

See notes to financial statements.

68

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9%
Alabama - .6%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	751,614
California - .7%
California Public Works Board, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2028	725,000	[b]	818,676
Illinois - 3.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		524,560
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		535,778
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		527,870
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	1,000,000		971,335
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000		1,325,240
				3,884,783
Iowa - .4%
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	548,702
Kentucky - 1.2%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	[a]	1,513,435
Nebraska - 1.2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	1,500,000	[a]	1,532,570
New Jersey - 1.8%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000		538,357
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000		815,052
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000		820,164
				2,173,573
New York - 90.4%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	500,000		463,760
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	385,000		396,976
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2025	420,000		450,446
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2024	405,000		425,780
Berne-Knox-Westerlo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	7/1/2031	1,160,000		1,019,473
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000		920,488
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	200,000	[c]	214,510
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	300,000	[c]	321,766
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	350,000	[c]	375,393
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000		919,378
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2026	1,000,000		1,057,917
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,032,656
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000		968,844
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,079,763
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		556,375
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000		1,304,471

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
- 90.4% (continued)
, GO, Ser. A	2.00	6/15/2031	1,635,000		1,474,522
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	5/15/2032	1,545,000		1,354,519
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2036	1,000,000		1,126,675
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,707,878
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000	[a]	2,373,154
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,020,603
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	750,000		833,990
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,057,039
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,264,209
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,053,758
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,016,913
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,039,622
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,153,972
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,002,955
Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		544,016
Nassau County, GO, Ser. B	5.00	4/1/2024	1,500,000	[c]	1,560,643
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A2	1.11	10/1/2038	100,000	[d]	100,000
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A3	1.11	10/1/2040	1,200,000	[d]	1,200,000
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,200,342
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		839,178
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/3/2023	1,150,000	[c]	1,165,015
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		999,624
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/3/2023	1,500,000	[c]	1,535,378
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,427,245
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		1,812,034
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding	1.15	6/15/2045	400,000	[d]	400,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	3.00	6/15/2038	500,000		427,106
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,104,558
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	5.25	8/1/2037	1,000,000		1,102,907
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	4.00	2/1/2040	1,075,000		1,043,314
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,500,000		1,344,318
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[e]	1,934,743

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
New York - 90.4% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[e]	1,516,051
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.90	11/15/2031	2,000,000		1,638,981
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	500,000		412,943
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2037	225,000		221,392
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2038	275,000		269,973
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2040	250,000		244,137
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2039	250,000		244,227
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2036	1,005,000		1,079,286
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2023	2,400,000	[c]	2,454,131
New York State Dormitory Authority, Revenue Bonds (Special Needs Facilities) Ser. A1	4.00	7/1/2027	990,000		1,048,927
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2037	350,000		349,895
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,420,000		1,470,078
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2036	1,000,000		1,076,110
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2025	110,000	[c]	117,606
New York State Dormitory Authority, Revenue Bonds, Refunding (The Rockefeller University) Ser. A	5.00	7/1/2035	1,000,000		1,110,892
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,172,359
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,382,547
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,260,607
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,006,228
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. L1	1.50	11/1/2029	520,000		444,788
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,412,405
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	1,000,000		872,339
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,199,732
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000		2,097,599
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. E	4.00	3/15/2036	1,050,000		1,051,774
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines Inc.)	5.00	1/1/2024	1,575,000		1,608,327
New York Transportation Development Corp., Revenue Bonds (Empire State Thruway Partners)	4.00	10/31/2034	500,000		476,066
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		979,531
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,387,714
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,083,680

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
New York - 90.4% (continued)
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2029	1,000,000		1,026,074
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2027	1,005,000		1,053,000
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2029	1,105,000		1,166,717
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,004,197
South Glens Falls Central School District, GO, Refunding (Insured; State Aid Withholding) Ser. A	2.00	7/15/2030	1,000,000		908,237
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,074,626
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2039	200,000		212,566
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2038	200,000		213,095
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2041	225,000		237,948
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2040	225,000		238,530
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2037	250,000		267,396
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2034	200,000		215,631
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2035	225,000		241,923
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2036	225,000		241,365
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000		1,184,405
The New York City Cultural Resources Trust, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2023	1,480,000	[c]	1,516,040
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center for the Performing Arts) Ser. A	4.00	12/1/2035	1,275,000		1,280,297
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2028	1,500,000	[a]	1,428,730
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000		1,657,317
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2033	2,500,000		2,360,334
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000		1,390,658
TSASC Inc., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000		519,738
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2034	2,500,000		2,676,300
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2031	1,105,000		969,949
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000		846,019
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000		1,031,871
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000		1,271,705
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000		1,149,045
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group)	5.00	11/1/2028	1,000,000		1,022,995
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2024	1,000,000		1,034,252

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.9% (continued)
New York - 90.4% (continued)
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000	1,088,364
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	192,071
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	317,800
				110,457,746
U.S. Related - .4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	140,000	153,861
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	120,000	130,961
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	140,000	151,292
				436,114
Total Investments (cost $128,251,394)			99.9%	122,117,213
Cash and Receivables (Net)			0.1%	112,674
Net Assets			100.0%	122,229,887

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $3,450,794 or 2.82% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	17.3
Education	16.1
General Obligation	10.0
Transportation	9.4
Development	8.6
Prerefunded	7.6
Medical	7.4
School District	4.5
Airport	3.9
Tobacco Settlement	3.1
Single Family Housing	2.9
Multifamily Housing	2.7
Water	2.5
Power	2.2
Utilities	.9
Housing	.8
99.9

† Based on net assets.

See notes to financial statements.

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Tax-Exempt Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
Treasury Ultra Long Bond	4	12/20/2022	599,050	598,000	1,050
Ultra 10 Year Treasury Notes	39	12/20/2022	4,923,067	4,882,313	40,754
Gross Unrealized Appreciation				41,804

See notes to financial statements.

74

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .5%
Health Care - .3%
AHS Hospital Corp., Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		3,523,922
WakeMed, Unscd. Notes, Ser. A	3.29	10/1/2052	5,000,000		3,761,851
				7,285,773
Industrial - .2%
LBJ Infrastructure Group LLC, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[a]	3,482,333
Total Bonds and Notes (cost $15,000,000)			10,768,106

Long-Term Municipal Investments - 98.0%
Alabama - 1.1%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		5,311,444
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		3,735,772
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	5,000,000	[b]	5,010,761
Black Belt Energy Gas District, Revenue Bonds, Ser. B1	4.00	10/1/2027	5,000,000	[b]	4,996,858
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2028	5,000,000	[b]	5,237,166
				24,292,001
Arizona - 2.1%
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	988,281
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,201,974
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,054,243
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,365,415
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,650,543
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,330,601
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,812,673
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,700,289
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,261,179
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		887,765
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		1,095,463
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2061	3,700,000		2,986,605
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2041	720,000		647,883
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2051	1,750,000		1,471,750
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	700,913
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	404,039
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2041	950,000		854,846
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		1,919,445
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,229,483
Arizona Industrial Development Authority, Revenue Bonds (Somerset Academy of Las Vegas)	4.00	12/15/2041	500,000	[a]	435,182

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Arizona - 2.1% (continued)
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. 2019 F	3.00	1/1/2049	3,000,000		2,350,108
Maricopa County Pollution Control Corp., Revenue Bonds, Refunding (Southern California Edison)	2.40	6/1/2035	5,000,000		3,978,248
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		8,190,477
Pinal County Industrial Development Authority, Revenue Bonds (WOF SW GGP 1 Project) Ser. A	5.50	10/1/2033	2,056,000	[a]	1,952,812
				44,470,217
Arkansas - .4%
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2039	1,085,000		1,086,748
University of Arkansas, Revenue Bonds (Fayetteville Campus)	5.00	11/1/2042	5,990,000		6,445,326
				7,532,074
California - 17.6%
Alameda Corridor Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2052	2,000,000		2,111,263
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		2,613,142
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		4,966,088
California, GO	5.00	4/1/2049	2,500,000		2,713,652
California, GO, Refunding	4.00	3/1/2040	5,000,000		5,054,076
California, GO, Refunding	5.00	9/1/2034	7,000,000		7,584,350
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	4.25	7/1/2032	500,000	[a]	489,742
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	5.75	7/1/2060	3,000,000	[a]	2,883,745
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,013,475
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,265,161
California Community Housing Agency, Revenue Bonds (Arbors Apartments) Ser. A	5.00	8/1/2050	7,500,000	[a]	7,018,422
California Community Housing Agency, Revenue Bonds (Creekwood Apartments) Ser. A	4.00	2/1/2056	5,000,000	[a]	4,000,683
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	3.00	8/1/2056	3,000,000	[a]	2,167,420
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	4.00	8/1/2046	2,500,000	[a]	1,993,066
California Community Housing Agency, Revenue Bonds (Serenity at Larkspur Apartments) Ser. A	5.00	2/1/2050	5,000,000	[a]	4,715,344
California Community Housing Agency, Revenue Bonds (Stoneridge Apartments) Ser. A	4.00	2/1/2056	3,250,000	[a]	2,617,760
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	5,000,000	[a]	4,717,665
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,645,727
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,199,966
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,635,426
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,116,145
California Health Facilities Financing Authority, Revenue Bonds	4.35	6/1/2041	2,000,000		1,888,783
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Cedars-Sinai Medical Center Obligated Group) Ser. A	5.00	8/15/2051	8,000,000		8,663,930
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,025,854

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 17.6% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2046	5,000,000		4,857,252
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2023	2,270,000	[c]	2,319,494
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,200,000	[a]	1,142,069
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,050,908
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		612,606
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,785,652
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		6,137,582
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,166,468
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,144,576
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,057,830
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		2,706,068
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,349,757
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		7,655,731
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,379,083
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	1,949,582
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,483,381
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,421,037
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,517,501
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,283,615
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		711,908
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,232,170
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,111,558
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		2,973,161
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2042	1,000,000		1,054,032
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a]	3,393,292
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. 85	3.13	5/15/2029	1,000,000	[a]	910,832
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	500,000	[a]	463,580
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2051	250,000	[a]	228,198
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2056	500,000	[a]	448,913

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 17.6% (continued)
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[a]	487,557
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	4.00	7/15/2051	3,555,000		3,417,609
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2041	500,000	[a]	455,011
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2051	750,000	[a]	643,827
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2061	2,270,000	[a]	1,864,654
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2036	300,000	[a]	283,546
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,026,631
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	2,781,751
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	605,771
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	881,758
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,512,324
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,012,912
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,528,790
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2041	2,500,000	[a]	2,486,206
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	6,539,556
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,050,079
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,504,044
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,545,532
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		3,049,532
California University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		485,066
Capistrano Unified School Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,100,672
Chino Valley Unified School District, GO, Ser. B	4.00	8/1/2045	2,610,000		2,497,960
CMFA Special Finance Agency, Revenue Bonds, Ser. A1	3.00	12/1/2056	1,000,000	[a]	710,615
CMFA Special Finance Agency VIII, Revenue Bonds, Ser. A2	4.00	8/1/2047	3,500,000	[a]	2,713,354
CSCDA Community Improvement Authority, Revenue Bonds	4.00	12/1/2056	2,500,000	[a]	1,962,663
CSCDA Community Improvement Authority, Revenue Bonds	4.00	2/1/2057	1,000,000	[a]	735,340
CSCDA Community Improvement Authority, Revenue Bonds, Ser. A2	4.00	9/1/2056	5,000,000	[a]	4,103,171
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		8,296,202
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		4,544,401

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 17.6% (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		1,388,173
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		734,869
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		6,196,783
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		999,965
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,268,927
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	2.75	6/1/2034	5,000,000		4,282,265
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	3.29	6/1/2042	6,000,000		4,782,154
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	15,660,000		12,405,415
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	30,000,000	[d]	3,547,854
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[d]	2,948,044
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[d]	1,643,071
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,005,296
Long Beach Marina System, Revenue Bonds	5.00	5/15/2045	2,000,000		2,027,145
Long Beach Marina System, Revenue Bonds	5.00	5/15/2040	2,500,000		2,545,270
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,041,572
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,045,120
Los Angeles Department of Airports, Revenue Bonds, Ser. H	5.50	5/15/2047	8,010,000		8,853,770
Los Angeles Department of Water & Power, Revenue Bonds	5.00	7/1/2051	5,000,000		5,437,307
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[d]	1,798,361
Norman Y. Mineta San Jose International Airport SJC, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		8,694,681
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000	[b]	10,158,155
Northern California Gas Authority No. 1, Revenue Bonds (Gas Project) Ser. B, 3 Month LIBOR x 0.67 +0.72%	2.25	7/1/2027	475,000	[e]	462,349
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,775,591
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,028,451
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[c]	2,043,843
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2023	2,000,000	[c]	2,051,958
San Diego County Regional Airport Authority, Revenue Bonds, Ser. A	4.00	7/1/2046	2,250,000		2,133,509
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2051	2,500,000		2,282,924
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	2,000,000		1,859,933
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[d]	2,217,126
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[d]	1,501,325
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,244,938
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		6,769,931
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[d]	797,173

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
California - 17.6% (continued)
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[d]	2,313,565
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2025	5,000,000	[c]	5,310,631
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[d]	3,949,688
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[d]	2,335,738
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,064,016
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,133,286
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000		490,434
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000		985,530
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000		498,448
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000		792,749
Tobacco Securitization Authority of Southern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,177,570
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000		1,056,181
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000		1,052,598
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000		974,484
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000		1,073,537
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		5,428,184
University of California, Revenue Bonds, Refunding, Ser. BE	4.00	5/15/2050	15,000,000		14,291,460
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2041	420,000		442,316
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2040	365,000		386,012
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2039	425,000		450,702
				374,655,632
Colorado - 1.2%
Colorado Board Governors University System, Revenue Bonds, Refunding (Insured; State Higher Education Intercept Program) Ser. C	4.00	3/1/2038	5,000,000		5,013,383
Colorado Board Governors University System, Revenue Bonds, Refunding (Insured; State Higher Education Intercept Program) Ser. C	5.00	3/1/2043	2,995,000		3,232,268
Colorado Board Governors University System, Revenue Bonds, Refunding (Insured; State Higher Education Intercept Program) Ser. C	5.00	3/1/2028	2,005,000	[c]	2,257,670
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project) Ser. R	5.00	6/1/2027	2,500,000	[c]	2,765,831
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,146,513
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		3,660,173
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	905,000	[a]	925,013

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 1.2% (continued)
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[a]	2,563,803
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,779,658
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000		832,016
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000		993,599
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000		980,058
				26,149,985
Connecticut - 1.2%
Connecticut, GO, Ser. 2021 A	3.00	1/15/2038	1,625,000		1,425,835
Connecticut, GO, Ser. B	3.00	6/1/2038	3,375,000		2,938,278
Connecticut, Revenue Bonds, Ser. A	4.00	5/1/2039	2,695,000		2,669,439
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	2,000,000		2,199,766
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2036	1,725,000		1,736,709
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2039	1,500,000		1,485,773
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2035	4,750,000		5,322,025
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Stamford Hospital) Ser. M	4.00	7/1/2037	5,000,000		4,774,977
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,136,072
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		494,034
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		513,041
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,221,476
				25,917,425
Delaware - .2%
Delaware River & Bay Authority, Revenue Bonds	4.00	1/1/2046	1,000,000		951,948
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2039	1,790,000	[f]	1,974,160
Delaware River & Bay Authority, Revenue Bonds, Refunding	5.00	1/1/2038	425,000	[f]	469,925
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		943,360
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		731,798
				5,071,191
District of Columbia - 2.5%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	4,265,000		4,219,562
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,202,299
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,129,160
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,222,753
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[c]	1,748,963
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,450,000	[c]	1,491,763
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,100,000	[c]	1,131,682
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,123,489
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,125,676
District of Columbia, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000		6,736,338
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2040	3,000,000		2,888,969
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2038	2,605,000		2,628,609
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[d]	3,465,371

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
District of - 2.5% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		4,480,447
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C2	1.48	10/1/2039	1,400,000	[g]	1,400,000
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	3.00	7/15/2040	9,520,000		8,175,141
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	4.00	7/15/2046	3,000,000		2,883,574
				54,053,796
Florida - 3.5%
Capital Trust Agency Inc., Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,220,352
Capital Trust Agency Inc., Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,091,757
Capital Trust Agency Inc., Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000	[h]	300,000
Capital Trust Agency Inc., Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000	[h]	47,500
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,536,620
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	5,000,000	[a]	4,769,678
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000		6,609,166
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000		1,693,571
Florida Development Finance Corp., Revenue Bonds, Refunding (Glenridge on Palmer Ranch Obligated Group)	5.00	6/1/2051	1,250,000		1,091,938
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		5,364,354
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	4.00	12/1/2050	10,000,000		8,997,402
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project)	4.00	8/1/2045	2,220,000		1,986,884
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		751,642
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		7,756,455
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2041	1,250,000		1,188,261
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,565,926
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,446,643
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,055,288
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,082,711
Miami-Dade County Seaport Department, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	4.00	10/1/2045	2,500,000		2,326,657
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2023	14,145,000	[c]	14,613,663
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2048	1,500,000		1,362,567
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000		896,637
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2046	1,250,000		1,143,400
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[d]	603,776
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[d]	476,684
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[d]	411,854

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 3.5% (continued)
, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[d]	387,136
				73,778,522
- 1.8%
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		6,343,348
George L Smith II Congress Center Authority, Revenue Bonds	5.00	1/1/2054	3,000,000	[a]	2,565,787
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		1,843,138
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		1,898,241
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,031,892
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,250,000		2,339,676
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2046	1,200,000		1,131,901
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	4.00	1/1/2051	1,000,000		916,019
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,200,000		1,237,553
Georgia Ports Authority, Revenue Bonds	4.00	7/1/2047	4,000,000		3,839,837
Georgia Ports Authority, Revenue Bonds	5.25	7/1/2043	6,245,000		7,010,342
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,537,869
Main Street Natural Gas Inc., Revenue Bonds, Ser. B	5.00	6/1/2029	5,000,000	[b]	5,252,610
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,562,014
				38,510,227
Hawaii - .5%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.13	11/15/2032	2,050,000		2,060,395
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.25	11/15/2037	1,000,000		1,004,649
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		7,274,491
				10,339,535
Idaho - .4%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2051	2,500,000		2,303,037
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2046	2,000,000		1,872,192
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group) (LOC; U.S Bank NA) Ser. C	1.15	3/1/2048	4,700,000	[g]	4,700,000
				8,875,229
Illinois - 9.3%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,250,643
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		759,267
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		2,723,764
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		628,498
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	8,604,461
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	11,326,042
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		1,035,311
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	5,631,936
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		4,889,304
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,640,137

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 9.3% (continued)
Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,749,817
Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,604,358
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,161,587
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,803,802
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,288,430
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		634,212
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,380,704
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,215,708
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,347,231
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,155,637
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,030,402
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		3,849,085
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,271,809
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,127,179
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,379,909
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		7,105,848
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		10,885,324
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		15,715,084
Cook County II, Revenue Bonds, Ser. A	5.25	11/15/2045	5,000,000		5,497,619
Illinois, GO	5.50	7/1/2033	2,500,000		2,550,778
Illinois, GO	5.50	7/1/2038	10,000,000		10,196,482
Illinois, GO	5.50	5/1/2039	2,500,000		2,716,106
Illinois, GO	5.50	5/1/2030	2,500,000		2,797,764
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		15,707,095
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,579,377
Illinois, GO, Ser. A	5.00	3/1/2046	2,500,000		2,596,350
Illinois, GO, Ser. D	5.00	11/1/2028	5,150,000		5,499,265
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	1.03	8/1/2044	900,000	[g]	900,000
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,016,000
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.25	5/15/2047	3,715,000		3,718,249
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.25	5/15/2023	535,000	[c]	545,249
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,595,962
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,121,471
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	3,750,000		4,086,852
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	3,215,000		3,433,941
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[d]	4,368,300
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2042	3,000,000		2,740,522
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2047	2,000,000		1,774,376
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,041,777
				197,679,024
84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Indiana - .7%
Finance Authority, Revenue Bonds ( Project)	4.00	2/1/2044	2,595,000		2,414,827
Finance Authority, Revenue Bonds ( Steel) Ser. A	6.75	5/1/2039	1,000,000		1,141,954
Finance Authority, Revenue Bonds, Refunding (Duke Energy Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	1.20	12/1/2039	6,270,000	[g]	6,270,000
Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		5,342,376
				15,169,157
- .0%
Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2040	1,000,000		976,708
- 1.4%
, Revenue Bonds (Pratt Paper Project)	3.70	1/1/2032	1,395,000	[a]	1,373,297
Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,513,807
Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) (Insured; State Appropriation) Ser. B	5.00	11/1/2027	10,000,000		10,888,458
Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	10,000,000	[b]	10,089,568
Public Transportation Infrastructure Authority, Revenue Bonds, Ser. A	5.75	7/1/2023	3,000,000	[c]	3,062,055
				28,927,185
- .6%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,271,209
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,417,107
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	1,000,000		751,767
Louisiana Public Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	4/1/2030	240,000	[c]	259,062
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[c]	528,604
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	4,562,542
				13,790,291
Maine - .4%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.25	6/15/2034	1,000,000	[h]	15,000
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.38	12/15/2033	4,400,000	[a,h]	66,000
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		5,389,979
Maine Turnpike Authority, Revenue Bonds, Refunding	4.00	7/1/2041	2,250,000		2,187,884
				7,658,863
Maryland - .0%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		779,408
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		208,632
				988,040
Massachusetts - 3.1%
Commonwealth of Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2040	2,500,000		2,483,653
Commonwealth of Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	90,000		72,575

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 3.1% (continued)
Collegiate , Revenue Bonds	5.00	6/15/2049	755,000		738,584
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		746,117
Massachusetts Development Finance Agency, Revenue Bonds	5.13	11/15/2046	1,500,000	[a]	1,548,441
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		5,776,807
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,173,035
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		5,714,621
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,058,819
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		5,303,098
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare Obligated Group)	5.25	11/15/2023	4,370,000	[c]	4,520,966
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,038,723
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	2,096,688
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	1,050,980
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	3,152,138
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,500,000		1,520,081
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,192,946
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		472,650
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,428,833
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	9,500,000		10,327,059
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		10,870,588
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	50,000		50,136
				66,337,538
Michigan - 2.2%
Detroit, GO	5.00	4/1/2034	1,000,000		1,036,307
Detroit, GO	5.00	4/1/2033	1,150,000		1,198,744
Detroit, GO	5.00	4/1/2035	1,660,000		1,716,146
Detroit, GO	5.00	4/1/2038	1,235,000		1,266,869
Detroit, GO	5.00	4/1/2036	1,200,000		1,238,538
Detroit, GO	5.00	4/1/2029	1,000,000		1,065,523
Detroit, GO	5.00	4/1/2028	900,000		963,915
Detroit, GO	5.00	4/1/2030	700,000		741,563
Detroit, GO	5.00	4/1/2032	850,000		891,338
Detroit, GO	5.00	4/1/2031	1,000,000		1,052,549
Detroit, GO, Ser. A	5.00	4/1/2050	2,000,000		2,009,148
Detroit, GO, Ser. A	5.00	4/1/2046	1,250,000		1,259,418
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		10,360,684
Green Lake Township Economic Development Corp., Revenue Bonds, Refunding (Interlochen Center Project) (LOC; BMO HARRIS BANK NA)	1.03	6/1/2034	1,000,000	[g]	1,000,000

86

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 2.2% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Obligated Group)	5.00	8/1/2024	2,000,000	[c]	2,096,171
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		2,072,957
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,486,591
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	30,000,000	[d]	1,377,960
Michigan Trunk Line, Revenue Bonds, Ser. B	5.00	11/15/2045	4,000,000		4,433,809
University of Michigan, Revenue Bonds, Ser. A	3.50	4/1/2052	7,290,000		6,315,831
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2037	900,000		992,766
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2039	850,000		931,149
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2035	1,050,000		1,166,971
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2036	325,000		359,316
				47,034,263
Minnesota - 1.0%
Forest Lake, Revenue Bonds, Refunding (North Lakes Academy Project)	5.00	7/1/2056	4,000,000		3,642,892
Minneapolis, Revenue Bonds (Allina Health System Obligated Group)	4.00	11/15/2038	7,000,000		6,891,618
Rochester, Minnesota, Revenue Bonds, Refunding, Mayo Clinic	4.00	11/15/2039	2,500,000		2,443,315
Rochester, Minnesota, Revenue Bonds, Refunding, Mayo Clinic	5.00	11/15/2057	2,500,000		2,722,216
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		5,868,387
				21,568,428
Mississippi - .1%
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,690,821
Missouri - .4%
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2047	2,805,000		3,132,066
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.25	5/1/2052	3,000,000		3,400,013
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. C	1.15	3/1/2040	1,000,000	[g]	1,000,000
				7,532,079
Montana - .3%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	4.00	8/15/2035	1,500,000		1,481,318
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	4.00	8/15/2036	1,250,000		1,233,286
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2033	1,100,000		1,251,584
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2034	1,500,000		1,690,904
				5,657,092
Nebraska - 1.0%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	10,000,000	[b]	10,217,133
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		10,821,295
Saline County Hospital Authority No. 1, Revenue Bonds, Refunding (Bryan Medical Center Obligated Group) (LOC; U.S. Bank NA) Ser. C	1.15	6/1/2031	1,000,000	[g]	1,000,000
				22,038,428

87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- .6%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		744,638
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2038	1,700,000		1,721,472
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		870,100
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		2,877,963
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	4,646,259
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,413,251	[a]	1,105,378
				11,965,810
New Jersey - 3.6%
New Jersey Economic Development Authority, Revenue Bonds	5.13	1/1/2034	5,325,000		5,425,033
New Jersey Economic Development Authority, Revenue Bonds	5.38	1/1/2043	5,500,000		5,596,891
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	703,609
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,082,546
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		2,639,243
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Peter's University Hospital Obligated Group)	6.25	7/1/2035	1,500,000		1,502,757
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,442,627
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2042	3,000,000		2,809,575
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2041	3,000,000		2,830,614
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		16,119,937
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,137,653
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,216,014
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. A1	5.00	6/15/2030	1,500,000		1,608,007
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2050	5,000,000		4,525,082
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2045	5,000,000		4,602,561
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		1,539,950
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,513,850
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,268,568
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,099,562
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		7,476,549
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,234,080
				76,374,708
New York - 12.3%
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[a]	1,199,907
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[a]	1,408,662
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	994,301

88

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 12.3% (continued)
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	510,759
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	708,198
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000		359,635
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000		568,838
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000		461,489
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	2.50	6/15/2031	250,000	[a]	215,189
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	5.00	6/15/2051	1,250,000	[a]	1,256,972
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	4.75	11/15/2045	10,000,000		9,847,256
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		6,130,231
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		9,977,415
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. E	4.00	11/15/2045	1,630,000		1,465,496
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,090,298
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A2	1.11	10/1/2038	700,000	[g]	700,000
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A3	1.11	10/1/2040	2,100,000	[g]	2,100,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	1.15	4/1/2038	7,800,000	[g]	7,800,000
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,367,854
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,429,308
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		2,739,151
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,155,968
New York City, GO, Ser. D1	5.00	3/1/2043	3,000,000		3,213,246
New York City, GO, Ser. D1	5.25	5/1/2040	2,500,000		2,794,885
New York City, GO, Ser. F1	3.00	3/1/2041	1,215,000		1,023,279
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		1,909,352
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		1,923,356
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	5,000,000		3,733,172
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,434,033
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,192,442
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	5,000,000		4,639,267
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding	1.15	6/15/2045	100,000	[g]	100,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	1.08	6/15/2039	1,800,000	[g]	1,800,000
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,228,052
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2035	10,000,000		11,048,251

89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 12.3% (continued)
Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S1A	3.00	7/15/2039	6,750,000		5,756,873
Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	4.00	7/15/2037	2,500,000		2,492,945
Transitional Finance Authority, Revenue Bonds, Ser. B1	5.25	8/1/2037	10,000,000		11,029,072
Transitional Finance Authority, Revenue Bonds, Ser. D	4.00	11/1/2044	3,500,000		3,333,326
Transitional Finance Authority, Revenue Bonds, Ser. E1	4.00	2/1/2039	6,830,000		6,672,280
Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2047	5,380,000		5,823,590
Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2042	4,750,000		5,192,579
Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2041	5,915,000		6,484,670
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,495,948
New York Liberty Development Corp., Revenue Bonds, Refunding	2.80	9/15/2069	4,000,000		3,597,496
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 Project)	5.00	11/15/2044	8,000,000	[a]	7,738,973
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	3.00	11/15/2051	2,500,000		1,782,067
Dormitory Authority, Revenue Bonds () (Insured; Federal Housing Administration)	4.00	8/1/2043	750,000		725,434
Dormitory Authority, Revenue Bonds, Refunding () Ser. A	5.00	5/1/2038	500,000		502,363
Urban Development Corp., Revenue Bonds, Ser. A	4.00	3/15/2045	2,500,000		2,368,620
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		4,639,532
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		8,341,772
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		5,150,153
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,573,490
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,126,288
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2039	4,000,000		4,183,948
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2040	5,000,000		5,202,738
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2042	3,000,000		3,106,319
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2041	2,500,000		2,594,369
New York Transportation Development Corp., Revenue Bonds, Refunding	5.25	8/1/2031	1,515,000		1,608,705
New York Transportation Development Corp., Revenue Bonds, Refunding	5.38	8/1/2036	1,000,000		1,077,684
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	2.25	8/1/2026	815,000		774,514
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	1,000,000		933,199
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		1,836,619

90

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 12.3% (continued)
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		418,552
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		730,284
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		3,812,826
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	4.00	7/1/2039	750,000		666,403
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2039	2,250,000		2,211,057
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2040	1,620,000		1,586,406
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2037	3,000,000		2,991,123
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2038	2,500,000		2,467,090
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		1,847,411
Schenectady County Capital Resource Corp., Revenue Bonds, Refunding (Union College Project)	5.25	7/1/2052	1,000,000		1,076,846
Triborough Bridge & Tunnel Authority, Revenue Bonds (LOC; U.S. Bank NA) Ser. B1	1.15	1/1/2033	1,200,000	[g]	1,200,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	1.01	1/1/2032	1,400,000	[g]	1,400,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	1.15	1/1/2031	1,000,000	[g]	1,000,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[d]	3,603,052
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	5,000,000		5,363,025
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[d]	1,704,548
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[d]	3,877,760
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		1,600,296
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2051	4,000,000		4,251,119
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	3,500,000		3,721,698
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C	4.00	11/15/2040	5,000,000		4,796,291
				260,997,615
North Carolina - .6%
Greater Asheville Regional Airport Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.50	7/1/2052	2,000,000		2,190,098
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,614,882
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2039	750,000		842,924
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2040	750,000		840,791
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2038	755,000		853,111
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2037	750,000		853,188
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		5,427,770
				12,622,764
Ohio - 2.4%
Akron , Revenue Bonds, Refunding	4.00	12/1/2033	1,950,000		2,054,546
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,800,000		9,334,285
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,507,051

91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 2.4% (continued)
Authority, Revenue Bonds, Refunding ( Foundation Project)	5.50	12/1/2053	1,500,000		1,548,624
Authority, Revenue Bonds, Refunding ( Foundation Project)	5.50	12/1/2043	1,580,000		1,644,150
, Revenue Bonds, Refunding ( Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,286,843
, Revenue Bonds, Refunding ( Health Network Obligated Group)	4.00	8/1/2051	1,000,000		920,441
, Revenue Bonds, Refunding ( Health Network Obligated Group)	4.00	8/1/2041	500,000		481,675
, Revenue Bonds ( Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,110,569
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,065,012
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2039	800,000		775,097
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2038	1,600,000		1,558,373
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2040	1,300,000		1,252,435
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	5.00	1/15/2036	1,400,000		1,495,140
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,502,272
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (Duke Energy) Ser. A	4.25	6/1/2027	1,000,000	[b]	1,020,925
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2047	5,000,000		4,418,363
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	5,000,000		4,552,808
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.70	2/15/2034	3,000,000	[i]	3,390,501
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[a]	3,500,559
Toledo-Lucas County Port Authority, Revenue Bonds (University of Toledo Parking Project)	4.00	1/1/2051	1,000,000		820,614
				50,240,283
Oregon - .2%
Oregon, GO, Refunding, Ser. J	1.15	6/1/2039	1,300,000	[g]	1,300,000
Oregon, GO, Refunding, Ser. M	1.15	12/1/2044	700,000	[g]	700,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,h]	146,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,h]	146,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[h]	60,000
Oregon Facilities Authority, Revenue Bonds, Refunding (PeaceHealth Obligated Group) (LOC; U.S. Bank NA) Ser. A	1.15	8/1/2034	300,000	[g]	300,000
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	760,777
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	766,908
				4,179,685
Pennsylvania - 2.1%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		2,027,536
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		1,829,360
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		3,773,423
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		4,324,320

92

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 2.1% (continued)
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		3,738,011
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,418,348
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,125,973
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2040	1,300,000		1,387,652
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2041	1,750,000		1,864,207
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2046	2,000,000		2,096,623
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2037	600,000		644,808
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2038	1,085,000		1,163,006
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2039	1,100,000		1,176,653
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2051	700,000		556,304
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2046	685,000		561,279
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,655,238
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a,h]	1,140,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	1.46	12/1/2039	4,700,000	[g]	4,700,000
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2051	3,000,000		2,256,167
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	5,000,000		4,768,973
				44,207,881
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,089,503
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		7,326,798
				8,416,301
South Carolina - .4%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,069,657
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2036	1,370,000		1,352,055
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2037	835,000		818,773
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2035	1,580,000		1,731,183
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2034	1,505,000		1,655,158
				7,626,826
Tennessee - .5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	11/1/2035	3,000,000	[g]	3,000,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.05	2/1/2036	6,500,000	[g]	6,500,000
New Memphis Arena Public Building Authority, Revenue Bonds	4.00	4/1/2031	750,000	[i]	686,149

93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- .5% (continued)
New Memphis Arena Public Building Authority, Revenue Bonds (Memphis Project)	0.00	4/1/2032	775,000	[d]	539,953
				10,726,102
Texas - 10.6%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,119,235
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,357,601
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2046	860,000		711,330
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2041	610,000		525,735
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2036	330,000		297,128
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		870,946
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		1,809,784
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		994,541
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		13,913,449
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		1,720,522
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	7/1/2025	7,300,000	[c]	7,800,599
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. B	4.00	1/1/2051	4,255,000		3,850,966
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,315,787
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	16,235,000		16,827,803
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,748,589
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		2,828,064
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,538,229
Clifton Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund Guaranteed)	5.00	8/15/2047	4,305,000		4,592,179
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas Inc.) Ser. D	6.13	8/15/2048	18,000,000		18,678,911
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.00	12/1/2045	3,855,000		3,901,165
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	10,000,000		9,340,350
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2047	2,500,000		2,708,227
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2035	5,000,000		5,012,996
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2045	2,000,000		1,912,803
Danbury Higher Education Authority Inc., Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		4,108,532
Danbury Higher Education Authority Inc., Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,239,990
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		4,724,480
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		5,398,789
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	10/1/2023	4,500,000	[c]	4,651,545
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000	[i]	2,143,270

94

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 10.6% (continued)
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000	[i]	2,669,932
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000	[i]	2,377,032
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Texas Children's Hospital)	3.00	10/1/2051	5,000,000		3,735,175
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2041	750,000		690,193
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2039	900,000		841,231
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2040	1,000,000		928,731
Houston Airport System, Revenue Bonds (United Airlines)	4.00	7/15/2041	2,250,000		2,035,917
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,031,113
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,030,962
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,031,296
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,298,763
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (Sanctuary LTC Project) Ser. A1	5.25	1/1/2042	5,000,000		4,366,937
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	776,480
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,031,144
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,017,024
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/2/2038	5,000,000		5,012,278
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2041	2,000,000		1,931,345
Port Beaumont Navigation District, Revenue Bonds	2.75	1/1/2036	1,000,000	[a]	744,890
Port Beaumont Navigation District, Revenue Bonds	2.88	1/1/2041	1,000,000	[a]	701,958
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	3.63	1/1/2035	1,500,000	[a]	1,273,363
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,189,033
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		967,439
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2041	1,000,000		981,644
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2042	4,000,000		4,369,389
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2044	2,000,000		2,167,591
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		7,530,078
Texas, GO, Ser. A	1.56	6/1/2041	2,100,000	[g]	2,100,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	2,000,000		2,132,178
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2032	3,200,000		3,412,280
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,012,197
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,140,525
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		10,320,170
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,426,408
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,514,358

95

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- 10.6% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,422,618
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,204,003
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		3,009,044
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,201,546
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		1,882,553
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		1,887,200
Texas Transportation Commission Highway 249 System, Revenue Bonds	5.00	8/1/2057	2,000,000		2,034,672
				225,074,235
U.S. Related - 5.4%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.00	10/1/2028	980,000	[f]	995,675
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2035	265,000	[f]	260,080
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2031	1,515,000	[f]	1,532,644
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2036	685,000	[f]	670,156
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2033	1,000,000	[f]	1,004,338
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2040	525,000	[f]	513,091
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2043	1,250,000	[f]	1,209,132
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	570,000		586,297
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	360,000		370,087
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2023	1,430,000	[c]	1,481,999
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2023	1,640,000	[c]	1,701,805
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	600,000		616,797
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	480,000		493,679
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2023	400,000	[c]	415,604
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2023	520,000	[c]	540,973
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,522,178
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2036	1,750,000		1,646,627
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2042	2,250,000		1,995,552
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,082,224
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	2,090,000		2,204,381
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	8,000,000		8,305,234

96

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Related - 5.4% (continued)
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2030	3,000,000		3,157,871
Puerto Rico, GO, Ser. A	0.00	7/1/2024	267,516	[d]	247,251
Puerto Rico, GO, Ser. A	0.00	7/1/2033	1,034,664	[d]	588,824
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	722,684		664,474
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	803,995		753,356
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	877,029		744,784
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	620,253		555,805
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	843,308		736,472
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	448,959		455,756
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	895,428		924,143
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	887,317		941,625
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	872,922		940,162
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	847,862		930,161
Puerto Rico, Notes	0.00	11/1/2051	338,349	[b]	167,060
Puerto Rico, Notes	0.00	11/1/2043	4,007,551	[b]	2,068,898
Puerto Rico, Notes	0.01	11/1/2051	7,670,410	[b]	3,499,625
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[a]	5,091,752
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[a]	15,708,597
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[a]	7,523,587
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[h]	1,615,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[h]	8,450,000
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	4,112,720		3,680,884
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[h]	66,550
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[h]	33,275
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[h]	36,300
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[h]	36,300
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[d]	345,004
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[d]	296,432
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[d]	350,143
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[d]	927,294
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[d]	1,528,767
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[d]	332,964
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	142,000	[d]	133,242
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,344,953
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		207,999
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,459,317
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		8,520,448
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,055,546
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		58,146
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		792,031
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000	[a]	1,440,264
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000	[a]	2,212,338
				114,771,953
Utah - .7%
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2050	2,000,000	[a]	1,591,099
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2052	2,000,000		1,548,507

97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- .7% (continued)
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2041	1,500,000		1,246,454
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2036	1,000,000		868,562
Military Installation Development Authority, Revenue Bonds, Ser. A2	4.00	6/1/2052	2,250,000		1,712,746
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		666,763
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,221,567
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		2,660,438
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,188,149
				14,704,285
Virginia - 2.5%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		4,671,806
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000	[i]	2,002,864
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Ser. A	4.00	7/1/2052	13,000,000		12,276,449
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000		2,949,169
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000		7,320,618
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000		3,969,264
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000		4,066,544
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		4,586,604
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	3,500,000		3,058,079
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Elizabeth River Crossings OpCo)	4.00	1/1/2040	1,000,000		936,685
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc. Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		2,746,832
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc. Obligated Group) Ser. A	4.00	1/1/2036	2,500,000		2,407,881
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc. Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		2,476,805
				53,469,600
Washington - .5%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	5,000,000		4,443,007
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2035	1,250,000		1,401,684
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2045	1,200,000	[a]	1,124,063
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2048	1,000,000	[a]	925,886
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2040	1,000,000	[a]	968,326
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2050	1,000,000		920,348
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2050	1,500,000		1,544,485
				11,327,799
West Virginia - .7%
West Virginia, GO, Ser. B	5.00	6/1/2041	10,000,000		10,804,273

98

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
- .7% (continued)
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	[b]	1,009,342
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000		1,507,591
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,563,640
				14,884,846
Wisconsin - 1.5%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	1,537,500
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[a]	4,750,000
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,456,913
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,001,452
Public Finance Authority, Revenue Bonds (Sky Harbour Capital Obligated Group)	4.25	7/1/2054	2,500,000		1,836,161
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,233,910
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		5,794,995
Public Finance Authority, Revenue Bonds, Ser. A	5.00	2/1/2062	2,500,000		2,567,301
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[d]	1,248,748
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[d]	3,037,589
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		4,603,870
				32,068,439
Total Long-Term Municipal Investments (cost $2,206,282,192)			2,084,352,883
Total Investments (cost $2,221,282,192)			98.5%	2,095,120,989
Cash and Receivables (Net)			1.5%	31,755,068
Net Assets			100.0%	2,126,876,057

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $240,533,032 or 11.31% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

h Non-income producing—security in default.

i Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

99

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	16.6
Education	14.3
Transportation	13.9
Medical	8.4
General Obligation	8.3
Airport	7.2
Development	6.8
Tobacco Settlement	3.7
School District	3.5
Prerefunded	3.0
Housing	2.8
Nursing Homes	2.4
Power	2.2
Water	2.0
Multifamily Housing	1.8
Utilities	.5
Facilities	.5
Special Tax	.3
Pollution	.3
98.5

† Based on net assets.

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 10 Year Notes	100	12/20/2022	11,783,403	11,690,625	92,778
U.S. Treasury Long Bond	150	12/20/2022	20,597,371	20,376,563	220,808
U.S. Treasury Ultra Long Bond	1,000	12/20/2022	149,762,610	149,500,000	262,610
Ultra 10 Year U.S. Treasury Notes	1,000	12/20/2022	126,232,470	125,187,500	1,044,970
Gross Unrealized Appreciation				1,621,166

See notes to financial statements.

100

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

101

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2022

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Intermediate Municipal Bond Fund	BNY Mellon Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,241,623,026	912,394,631	115,701,716	262,971,748
Interest receivable	24,937,660	7,789,466	1,312,067	2,651,163
Receivable for investment securities sold	17,434,753	415,860	-	846,523
Receivable for shares of Beneficial Interest subscribed	6,285,291	4,436,001	31	859,997
Cash collateral held by broker—Note 4	2,463,000	-	127,750	295,000
Receivable for futures variation margin—Note 4	239,066	-	12,422	28,594
Prepaid expenses	55,884	35,842	19,431	20,621
	2,293,038,680	925,071,800	117,173,417	267,673,646
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	964,935	326,703	55,457	121,439
Cash overdraft due to Custodian	4,043,435	797,785	192,172	975,722
Payable for investment securities purchased	58,108,107	23,239,018	1,816,562	1,886,913
Payable for shares of Beneficial Interest redeemed	5,182,318	2,492,702	4,357	716,456
Trustees’ fees and expenses payable	39,587	20,100	3,150	7,725
Other accrued expenses	77,808	44,559	27,586	36,057
	68,416,190	26,920,867	2,099,284	3,744,312
Net Assets ($)	2,224,622,490	898,150,933	115,074,133	263,929,334
Composition of Net Assets ($):
Paid-in capital	2,336,258,537	923,775,702	119,930,497	277,124,031
Total distributable earnings (loss)	(111,636,047)	(25,624,769)	(4,856,364)	(13,194,697)
Net Assets ($)	2,224,622,490	898,150,933	115,074,133	263,929,334
† Investments at cost ($)	2,326,335,097	934,511,127	119,289,117	273,333,592
Net Asset Value Per Share
Class M
Net Assets ($)	2,163,888,174	877,683,292	109,376,161	253,744,145
Shares Outstanding	169,780,144	70,801,317	9,660,771	21,158,303
Net Asset Value Per Share ($)	12.75	12.40	11.32	11.99
Investor Shares
Net Assets ($)	60,734,316	20,467,641	5,697,972	10,185,189
Shares Outstanding	4,770,965	1,652,173	503,944	849,617
Net Asset Value Per Share ($)	12.73	12.39	11.31	11.99

See notes to financial statements.

102

	BNY Mellon Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	122,117,213	2,095,120,989
Interest receivable	1,326,983	21,713,503
Receivable for shares of Beneficial Interest subscribed	475,067	4,531,753
Cash collateral held by broker—Note 4	133,250	10,000,000
Receivable for investment securities sold	100,126	36,618,515
Receivable for futures variation margin—Note 4	12,891	1,250,006
Prepaid expenses	20,695	45,156
	124,186,225	2,169,279,922
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	63,563	1,203,048
Cash overdraft due to Custodian	228,318	4,408,286
Payable for investment securities purchased	868,579	31,511,921
Payable for shares of Beneficial Interest redeemed	758,390	5,137,225
Trustees’ fees and expenses payable	3,517	57,990
Other accrued expenses	33,971	85,395
	1,956,338	42,403,865
Net Assets ($)	122,229,887	2,126,876,057
Composition of Net Assets ($):
Paid-in capital	130,777,740	2,258,695,446
Total distributable earnings (loss)	(8,547,853)	(131,819,389)
Net Assets ($)	122,229,887	2,126,876,057
† Investments at cost ($)	128,251,394	2,221,282,192
Net Asset Value Per Share
Class M
Net Assets ($)	112,780,938	2,051,296,199
Shares Outstanding	11,037,236	167,039,571
Net Asset Value Per Share ($)	10.22	12.28
Investor Shares
Net Assets ($)	9,448,949	75,579,858
Shares Outstanding	924,205	6,151,907
Net Asset Value Per Share ($)	10.22	12.29

See notes to financial statements.

103

STATEMENTS OF OPERATIONS

Year Ended August 31, 2022

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	65,784,853	12,882,827	4,009,442	8,077,560
Expenses:
Investment advisory fee—Note 3(a)	9,242,627	3,031,980	767,395	1,140,546
Administration fee—Note 3(a)	3,325,121	1,092,577	192,898	410,291
Trustees’ fees and expenses—Note 3(c)	243,098	74,900	13,120	29,255
Shareholder servicing costs—Note 3(b)	205,292	49,207	20,023	34,662
Professional fees	98,257	51,092	43,018	48,796
Custodian fees—Note 3(b)	56,769	25,428	7,635	11,320
Registration fees	52,480	38,706	30,868	32,460
Loan commitment fees—Note 2	22,804	4,465	1,842	3,101
Chief Compliance Officer fees—Note 3(b)	17,169	17,169	17,169	17,169
Prospectus and shareholders’ reports	14,903	7,948	7,146	8,286
Miscellaneous	143,997	76,990	33,817	52,730
Total Expenses	13,422,517	4,470,462	1,134,931	1,788,616
Less—reduction in expenses due to undertakings—Note 3(a)	-	(605,321)	(207,625)	-
Less—reduction in fees due to earnings credits—Note 3(b)	-	-	(5)	-
Net Expenses	13,422,517	3,865,141	927,301	1,788,616
Net Investment Income	52,362,336	9,017,686	3,082,141	6,288,944
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(35,171,054)	(3,460,771)	(1,230,480)	(3,614,200)
Net realized gain (loss) on futures	7,534,635	-	410,497	636,996
Net Realized Gain (Loss)	(27,636,419)	(3,460,771)	(819,983)	(2,977,204)
Net change in unrealized appreciation (depreciation) on investments	(261,549,348)	(33,322,767)	(15,847,994)	(30,312,623)
Net change in unrealized appreciation (depreciation) on futures	817,277	-	43,232	94,623
Net Change in Unrealized Appreciation (Depreciation)	(260,732,071)	(33,322,767)	(15,804,762)	(30,218,000)
Net Realized and Unrealized Gain (Loss) on Investments	(288,368,490)	(36,783,538)	(16,624,745)	(33,195,204)
Net (Decrease) in Net Assets Resulting from Operations	(236,006,154)	(27,765,852)	(13,542,604)	(26,906,260)

See notes to financial statements.

104

	BNY Mellon Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	3,623,072	83,856,433
Expenses:
Investment advisory fee—Note 3(a)	749,874	12,504,819
Administration fee—Note 3(a)	188,790	3,149,085
Professional fees	44,057	90,086
Registration fees	30,827	48,991
Shareholder servicing costs—Note 3(b)	26,777	241,408
Chief Compliance Officer fees—Note 3(b)	17,169	17,169
Trustees’ fees and expenses—Note 3(c)	13,413	230,861
Prospectus and shareholders’ reports	12,225	10,375
Custodian fees—Note 3(b)	7,471	55,743
Loan commitment fees—Note 2	1,211	25,839
Miscellaneous	37,095	152,621
Total Expenses	1,128,909	16,526,997
Less—reduction in expenses due to undertakings—Note 3(a)	(216,770)	-
Net Expenses	912,139	16,526,997
Net Investment Income	2,710,933	67,329,436
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,710,600)	(58,411,782)
Net realized gain (loss) on futures	498,996	51,824,643
Net Realized Gain (Loss)	(2,211,604)	(6,587,139)
Net change in unrealized appreciation (depreciation) on investments	(14,904,173)	(344,416,952)
Net change in unrealized appreciation (depreciation) on futures	46,060	1,425,143
Net Change in Unrealized Appreciation (Depreciation)	(14,858,113)	(342,991,809)
Net Realized and Unrealized Gain (Loss) on Investments	(17,069,717)	(349,578,948)
Net (Decrease) in Net Assets Resulting from Operations	(14,358,784)	(282,249,512)

See notes to financial statements.

105

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	52,362,336	53,492,407	9,017,686	10,924,872
Net realized gain (loss) on investments	(27,636,419)	15,395,379	(3,460,771)	2,720,227
Net change in unrealized appreciation (depreciation) on investments	(260,732,071)	21,708,600	(33,322,767)	(3,117,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	(236,006,154)	90,596,386	(27,765,852)	10,528,024
Distributions ($):
Distributions to shareholders:
Class M	(64,229,087)	(61,356,523)	(8,783,825)	(10,757,625)
Investor Shares	(1,871,289)	(1,590,505)	(155,445)	(135,076)
Total Distributions	(66,100,376)	(62,947,028)	(8,939,270)	(10,892,701)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	788,877,298	544,770,811	443,993,068	278,287,755
Investor Shares	63,530,113	73,572,140	21,528,902	20,515,295
Distributions reinvested:
Class M	10,552,823	9,802,822	1,197,389	1,558,087
Investor Shares	1,508,002	1,267,171	129,214	117,542
Cost of shares redeemed:
Class M	(1,083,271,304)	(426,063,826)	(425,650,104)	(429,297,186)
Investor Shares	(89,816,298)	(44,604,545)	(19,103,575)	(15,861,368)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(308,619,366)	158,744,573	22,094,894	(144,679,875)
Total Increase (Decrease) in Net Assets	(610,725,896)	186,393,931	(14,610,228)	(145,044,552)
Net Assets ($):
Beginning of Period	2,835,348,386	2,648,954,455	912,761,161	1,057,805,713
End of Period	2,224,622,490	2,835,348,386	898,150,933	912,761,161
Capital Share Transactions (Shares):
Class Ma
Shares sold	59,264,067	38,475,024	35,404,594	21,492,507
Shares issued for distributions reinvested	770,995	691,859	94,775	120,327
Shares redeemed	(82,774,877)	(30,095,486)	(33,778,890)	(33,141,047)
Net Increase (Decrease) in Shares Outstanding	(22,739,815)	9,071,397	1,720,479	(11,528,213)
Investor Shares[a]
Shares sold	4,771,756	5,200,896	1,704,720	1,585,385
Shares issued for distributions reinvested	111,464	89,548	10,244	9,083
Shares redeemed	(6,793,068)	(3,151,307)	(1,511,334)	(1,225,052)
Net Increase (Decrease) in Shares Outstanding	(1,909,848)	2,139,137	203,630	369,416

[a]

During the period ended August 31, 2022, 4,743,231 Class M shares representing $63,198,071 were exchanged for 4,749,005 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,664,401 Class M shares representing $21,029,260 were exchanged for 1,665,563 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2021, 5,031,030 Class M shares representing $71,253,580 were exchanged for 5,037,123 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,477,553 Class M shares representing $19,132,457 were exchanged for 1,478,514 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

106

	BNY Mellon Intermediate Municipal Bond Fund		BNY Mellon Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	3,082,141	3,804,983	6,288,944	6,290,513
Net realized gain (loss) on investments	(819,983)	913,941	(2,977,204)	381,004
Net change in unrealized appreciation (depreciation) on investments	(15,804,762)	923,648	(30,218,000)	2,844,403
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,542,604)	5,642,572	(26,906,260)	9,515,920
Distributions ($):
Distributions to shareholders:
Class M	(4,288,634)	(4,824,864)	(6,160,429)	(6,095,786)
Investor Shares	(219,289)	(212,120)	(239,722)	(167,310)
Total Distributions	(4,507,923)	(5,036,984)	(6,400,151)	(6,263,096)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	24,149,461	30,418,656	96,122,964	56,685,575
Investor Shares	2,308,154	1,666,168	14,245,882	5,551,289
Distributions reinvested:
Class M	631,940	662,644	765,471	756,338
Investor Shares	170,844	167,993	196,542	136,452
Cost of shares redeemed:
Class M	(84,513,113)	(29,334,430)	(153,388,964)	(31,020,928)
Investor Shares	(5,026,387)	(1,898,486)	(14,321,762)	(2,354,941)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(62,279,101)	1,682,545	(56,379,867)	29,753,785
Total Increase (Decrease) in Net Assets	(80,329,628)	2,288,133	(89,686,278)	33,006,609
Net Assets ($):
Beginning of Period	195,403,761	193,115,628	353,615,612	320,609,003
End of Period	115,074,133	195,403,761	263,929,334	353,615,612
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,044,063	2,404,963	7,731,415	4,293,054
Shares issued for distributions reinvested	51,183	52,349	60,929	57,311
Shares redeemed	(7,108,747)	(2,318,903)	(12,444,981)	(2,350,322)
Net Increase (Decrease) in Shares Outstanding	(5,013,501)	138,409	(4,652,637)	2,000,043
Investor Shares[a]
Shares sold	193,166	131,546	1,115,928	420,939
Shares issued for distributions reinvested	14,131	13,293	15,684	10,340
Shares redeemed	(430,787)	(150,010)	(1,163,922)	(178,669)
Net Increase (Decrease) in Shares Outstanding	(223,490)	(5,171)	(32,310)	252,610

[a]

During the period ended August 31, 2022, 175,572 Class M shares representing $2,098,861 were exchanged for 175,796 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 1,090,110 Class M shares representing $13,872,558 were exchanged for 1,090,507 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2021, 108,560 Class M shares representing $1,377,595 were exchanged for 108,721 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 444,147 Class M shares representing $5,865,619 were exchanged for 444,366 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	2,710,933	2,978,931	67,329,436	64,588,623
Net realized gain (loss) on investments	(2,211,604)	1,771,646	(6,587,139)	20,752,745
Net change in unrealized appreciation (depreciation) on investments	(14,858,113)	1,765,695	(342,991,809)	81,746,389
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,358,784)	6,516,272	(282,249,512)	167,087,757
Distributions ($):
Distributions to shareholders:
Class M	(4,144,533)	(3,868,766)	(68,188,647)	(62,715,700)
Investor Shares	(284,882)	(240,477)	(2,494,638)	(1,816,499)
Total Distributions	(4,429,415)	(4,109,243)	(70,683,285)	(64,532,199)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	31,147,086	20,363,842	485,528,022	608,196,308
Investor Shares	744,452	2,561,074	66,985,321	73,190,503
Distributions reinvested:
Class M	1,000,427	807,107	16,386,132	15,673,056
Investor Shares	268,625	224,304	2,092,723	1,590,066
Cost of shares redeemed:
Class M	(54,102,630)	(21,667,418)	(680,330,217)	(341,660,326)
Investor Shares	(1,670,993)	(2,064,252)	(82,915,701)	(29,869,689)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(22,613,033)	224,657	(192,253,720)	327,119,918
Total Increase (Decrease) in Net Assets	(41,401,232)	2,631,686	(545,186,517)	429,675,476
Net Assets ($):
Beginning of Period	163,631,119	160,999,433	2,672,062,574	2,242,387,098
End of Period	122,229,887	163,631,119	2,126,876,057	2,672,062,574
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,909,139	1,782,978	36,998,758	43,938,972
Shares issued for distributions reinvested	90,039	70,718	1,244,028	1,129,850
Shares redeemed	(5,176,802)	(1,892,268)	(53,364,116)	(24,688,319)
Net Increase (Decrease) in Shares Outstanding	(2,177,624)	(38,572)	(15,121,330)	20,380,503
Investor Shares[a]
Shares sold	67,052	223,015	5,072,526	5,269,841
Shares issued for distributions reinvested	24,456	19,634	158,779	114,306
Shares redeemed	(154,920)	(179,959)	(6,388,866)	(2,157,144)
Net Increase (Decrease) in Shares Outstanding	(63,412)	62,690	(1,157,561)	3,227,003

[a]

During the period ended August 31, 2022, 65,399 Class M shares representing $726,317 were exchanged for 65,361 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 4,358,685 Class M shares representing $57,315,643 were exchanged for 4,356,476 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2021, 219,587 Class M shares representing $2,521,027 were exchanged for 219,528 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 3,747,468 Class M shares representing $51,879,722 were exchanged for 3,745,686 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

108

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.23	14.09	14.04	13.29	13.64
Investment Operations:
Net investment income[a]	.27	.28	.30	.33	.34
Net realized and unrealized gain (loss) on investments	(1.41)	.19	.05	.75	(.35)
Total from Investment Operations	(1.14)	.47	.35	1.08	(.01)
Distributions:
Dividends from net investment income	(.27)	(.28)	(.30)	(.33)	(.34)
Dividends from net realized gain on investments	(.07)	(.05)	-	-	(.00)	[b]
Total Distributions	(.34)	(.33)	(.30)	(.33)	(.34)
Net asset value, end of period	12.75	14.23	14.09	14.04	13.29
Total Return (%)	(8.14)	3.34	2.54	8.26	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.99	1.95	2.16	2.45	2.54
Portfolio Turnover Rate	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	2,163,888	2,740,368	2,585,034	2,498,913	2,144,898
a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.22	14.07	14.02	13.28	13.63
Investment Operations:
Net investment income[a]	.24	.24	.27	.30	.31
Net realized and unrealized gain (loss) on investments	(1.43)	.20	.04	.74	(.36)
Total from Investment Operations	(1.19)	.44	.31	1.04	(.05)
Distributions:
Dividends from net investment income	(.23)	(.24)	(.26)	(.30)	(.30)
Dividends from net realized gain on investments	(.07)	(.05)	-	-	(.00)	[b]
Total Distributions	(.30)	(.29)	(.26)	(.30)	(.30)
Net asset value, end of period	12.73	14.22	14.07	14.02	13.28
Total Return (%)	(8.45)	3.16	2.29	7.92	(.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	1.74	1.70	1.92	2.22	2.29
Portfolio Turnover Rate	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	60,734	94,980	63,920	51,184	47,265

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

110

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.94	12.95	12.91	12.71	12.83
Investment Operations:
Net investment income[a]	.13	.14	.17	.18	.14
Net realized and unrealized gain (loss) on investments	(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	(.41)	.13	.21	.38	.02
Distributions:
Dividends from net investment income	(.13)	(.14)	(.17)	(.18)	(.14)
Net asset value, end of period	12.40	12.94	12.95	12.91	12.71
Total Return (%)	(3.17)	1.03	1.64	3.03	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.50	.51
Ratio of net expenses to average net assets	.44	.48	.51	.50	.51
Ratio of net investment income to average net assets	1.05	1.10	1.34	1.44	1.12
Portfolio Turnover Rate	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	877,683	894,027	1,043,840	1,129,486	912,838

a  Based on average shares outstanding.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.93	12.94	12.90	12.70	12.82
Investment Operations:
Net investment income[a]	.10	.11	.14	.15	.11
Net realized and unrealized gain (loss) on investments	(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	(.44)	.10	.18	.35	(.01)
Distributions:
Dividends from net investment income	(.10)	(.11)	(.14)	(.15)	(.11)
Net asset value, end of period	12.39	12.93	12.94	12.90	12.70
Total Return (%)	(3.42)	.78	1.39	2.78	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.75	.76
Ratio of net expenses to average net assets	.69	.73	.76	.75	.76
Ratio of net investment income to average net assets	.80	.85	1.09	1.20	.87
Portfolio Turnover Rate	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	20,468	18,734	13,965	14,608	9,158

a  Based on average shares outstanding.

See notes to financial statements.

112

	Class M Shares

	Year Ended August 31,
BNY Mellon Intermediate Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.69	12.65	12.61	11.95	12.24
Investment Operations:
Net investment income[a]	.24	.24	.27	.29	.29
Net realized and unrealized gain (loss) on investments	(1.26)	.12	.06	.66	(.27)
Total from Investment Operations	(1.02)	.36	.33	.95	.02
Distributions:
Dividends from net investment income	(.24)	(.24)	(.27)	(.29)	(.29)
Dividends from net realized gain on investments	(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.35)	(.32)	(.29)	(.29)	(.31)
Net asset value, end of period	11.32	12.69	12.65	12.61	11.95
Total Return (%)	(8.18)	2.91	2.68	8.09	.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.71	.72	.70	.70
Ratio of net expenses to average net assets	.59	.66	.71	.70	.70
Ratio of net investment income to average net assets	2.02	1.93	2.15	2.41	2.44
Portfolio Turnover Rate	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	109,376	186,186	183,861	191,702	184,216

a  Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Intermediate Municipal Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.67	12.63	12.59	11.93	12.23
Investment Operations:
Net investment income[a]	.21	.21	.24	.26	.27
Net realized and unrealized gain (loss) on investments	(1.25)	.12	.06	.66	(.29)
Total from Investment Operations	(1.04)	.33	.30	.92	(.02)
Distributions:
Dividends from net investment income	(.21)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.32)	(.29)	(.26)	(.26)	(.28)
Net asset value, end of period	11.31	12.67	12.63	12.59	11.93
Total Return (%)	(8.34)	2.65	2.43	7.83	(.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.97	.95	.95
Ratio of net expenses to average net assets	.84	.91	.97	.95	.95
Ratio of net investment income to average net assets	1.77	1.68	1.90	2.15	2.19
Portfolio Turnover Rate	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	5,698	9,218	9,255	8,063	5,473

a  Based on average shares outstanding.

See notes to financial statements.

114

	Class M Shares

	Year Ended August 31,
BNY Mellon Intermediate Municipal Bond Fund	2022	2021	2020		2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.25	13.12	13.12		12.40	12.75
Investment Operations:
Net investment income[a]	.25	.25	.27		.29	.30
Net realized and unrealized gain (loss) on investments	(1.26)	.13	(.00)	[b]	.72	(.35)
Total from Investment Operations	(1.01)	.38	.27		1.01	(.05)
Distributions:
Dividends from net investment income	(.24)	(.25)	(.27)		(.29)	(.30)
Dividends from net realized gain on investments	(.01)	-	-		-	(.00)	[b]
Total Distributions	(.25)	(.25)	(.27)		(.29)	(.30)
Net asset value, end of period	11.99	13.25	13.12		13.12	12.40
Total Return (%)	(7.69)	2.89	2.10		8.28	(.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54	.54		.53	.54
Ratio of net expenses to average net assets	.54	.54	.54		.53	.54
Ratio of net investment income to average net assets	1.94	1.87	2.08		2.32	2.43
Portfolio Turnover Rate	49.94	32.82	52.29		80.68	38.51
Net Assets, end of period ($ x 1,000)	253,744	341,935	312,356		316,364	297,515

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Intermediate Municipal Bond Fund	2022	2021	2020		2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.24	13.11	13.11		12.40	12.75
Investment Operations:
Net investment income[a]	.22	.21	.24		.26	.27
Net realized and unrealized gain (loss) on investments	(1.25)	.13	(.00)	[b]	.71	(.35)
Total from Investment Operations	(1.03)	.34	.24		.97	(.08)
Distributions:
Dividends from net investment income	(.21)	(.21)	(.24)		(.26)	(.27)
Dividends from net realized gain on investments	(.01)	-	-		-	(.00)	[b]
Total Distributions	(.22)	(.21)	(.24)		(.26)	(.27)
Net asset value, end of period	11.99	13.24	13.11		13.11	12.40
Total Return (%)	(7.85)	2.56	1.92		7.93	(.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.79		.78	.79
Ratio of net expenses to average net assets	.79	.79	.79		.78	.79
Ratio of net investment income to average net assets	1.69	1.62	1.83		2.08	2.18
Portfolio Turnover Rate	49.94	32.82	52.29		80.68	38.51
Net Assets, end of period ($ x 1,000)	10,185	11,680	8,253		7,437	7,046

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

116

	Class M Shares

	Year Ended August 31,
BNY Mellon Intermediate Tax-Exempt Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.52	11.35	11.53	10.91	11.20
Investment Operations:
Net investment income[a]	.20	.21	.24	.26	.26
Net realized and unrealized gain (loss) on investments	(1.18)	.25	(.11)	.63	(.29)
Total from Investment Operations	(.98)	.46	.13	.89	(.03)
Distributions:
Dividends from net investment income	(.20)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	(.12)	(.08)	(.07)	(.01)	(.00)	[b]
Total Distributions	(.32)	(.29)	(.31)	(.27)	(.26)
Net asset value, end of period	10.22	11.52	11.35	11.53	10.91
Total Return (%)	(8.67)	4.07	1.20	8.28	(.22)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.72	.73	.72	.72
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	1.82	1.82	2.12	2.35	2.36
Portfolio Turnover Rate	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	112,781	152,246	150,490	148,558	147,343

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Intermediate Tax-Exempt Bond Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.53	11.36	11.54	10.92	11.20
Investment Operations:
Net investment income[a]	.17	.18	.21	.23	.23
Net realized and unrealized gain (loss) on investments	(1.19)	.25	(.11)	.63	(.28)
Total from Investment Operations	(1.02)	.43	.10	.86	(.05)
Distributions:
Dividends from net investment income	(.17)	(.18)	(.21)	(.23)	(.23)
Dividends from net realized gain on investments	(.12)	(.08)	(.07)	(.01)	(.00)	[b]
Total Distributions	(.29)	(.26)	(.28)	(.24)	(.23)
Net asset value, end of period	10.22	11.53	11.36	11.54	10.92
Total Return (%)	(8.98)	3.81	.95	8.00	(.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.97	.98	.97	.97
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	1.58	1.57	1.88	2.11	2.11
Portfolio Turnover Rate	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	9,449	11,385	10,509	11,051	11,334

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

118

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2022	2021	2020	2019		2018
Per Share Data ($):
Net asset value, beginning of period	14.10	13.52	13.70	13.12		13.15
Investment Operations:
Net investment income[a]	.36	.36	.40	.43		.44
Net realized and unrealized gain (loss) on investments	(1.80)	.58	(.17)	.57		(.02)
Total from Investment Operations	(1.44)	.94	.23	1.00		.42
Distributions:
Dividends from net investment income	(.36)	(.36)	(.41)	(.42)		(.45)
Dividends from net realized gain on investments	(.02)	-	-	(.00)	[b]	(.00)	[b]
Total Distributions	(.38)	(.36)	(.41)	(.42)		(.45)
Net asset value, end of period	12.28	14.10	13.52	13.70		13.12
Total Return (%)	(10.38)	7.05	1.79	7.77		3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.65	.69	.73		.75
Ratio of net expenses to average net assets	.65	.65	.69	.73		.75
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.04	.08		.10
Ratio of net investment income to average net assets	2.70	2.61	3.02	3.22		3.43
Portfolio Turnover Rate	57.75	52.25	75.12	72.96		41.48
Net Assets, end of period ($ x 1,000)	2,051,296	2,568,933	2,187,170	1,918,499		1,432,351

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2022	2021	2020	2019		2018
Per Share Data ($):
Net asset value, beginning of period	14.11	13.53	13.70	13.13		13.16
Investment Operations:
Net investment income[a]	.33	.33	.38	.39		.40
Net realized and unrealized gain (loss) on investments	(1.81)	.58	(.18)	.57		(.02)
Total from Investment Operations	(1.48)	.91	.20	.96		.38
Distributions:
Dividends from net investment income	(.32)	(.33)	(.37)	(.39)		(.41)
Dividends from net realized gain on investments	(.02)	-	-	(.00)	[b]	(.00)	[b]
Total Distributions	(.34)	(.33)	(.37)	(.39)		(.41)
Net asset value, end of period	12.29	14.11	13.53	13.70		13.13
Total Return (%)	(10.60)	6.78	1.54	7.50		3.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.94	.98		1.00
Ratio of net expenses to average net assets	.90	.90	.94	.98		1.00
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.04	.08		.10
Ratio of net investment income to average net assets	2.45	2.36	2.77	2.97		3.12
Portfolio Turnover Rate	57.75	52.25	75.12	72.96		41.48
Net Assets, end of period ($ x 1,000)	75,580	103,130	55,217	63,551		32,924

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

120

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-one series, including the following diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

121

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

On June 7, 2022 the Trust’s Board of Trustees (the “Board”) approved, effective September 8, 2022, the Adviser, as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and adopted all other updates pursuant to Rule 2A-5.

Investments in municipal securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following below summarizes the inputs used as of August 31, 2022 in valuing each fund’s investments:

BNY Mellon National Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	2,241,623,026	-	2,241,623,026
Other Financial Instruments:
Futures††	768,157	-	-	768,157

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon National Short-Term Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	912,394,631	-	912,394,631

† See Statement of Investments for additional detailed categorizations, if any.

122

BNY Mellon Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	115,701,716	-	115,701,716
Other Financial Instruments:
Futures††	39,714	-	-	39,714

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	262,971,748	-	262,971,748
Other Financial Instruments:
Futures††	92,231	-	-	92,231

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	122,117,213	-	122,117,213
Other Financial Instruments:
Futures††	41,804	-	-	41,804

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon Municipal Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	10,768,106	-	10,768,106
Municipal Securities	-	2,084,352,883	-	2,084,352,883
Other Financial Instruments:
Futures††	1,621,166	-	-	1,621,166

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

123

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2022, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2022, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

124

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2022.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2022 and August 31, 2021.

Table 1—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Accumulated Capital Losses ($)	Unrealized (Depreciation) ($)	Capital (Losses) Realized After October 31, 2021†
BNY Mellon National Intermediate Municipal Bond Fund	952,940	-	(83,667,359)	(28,921,628)
BNY Mellon National Short-Term Municipal Bond Fund	348,627	(3,966,287)	(21,995,466)	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	174,965	-	(3,560,571)	(1,415,671)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	58,940	-	(10,317,720)	(2,935,917)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	30,732	-	(6,125,576)	(2,453,009)
BNY Mellon Municipal Opportunities Fund	1,686,814	-	(125,583,165)	(7,923,038)

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	1,917,288	2,048,999	3,966,287

† These capital losses can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2022			2021
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	52,234,279	2,308,078	11,558,019	53,285,282	306,722	9,355,024
BNY Mellon National Short-Term Municipal Bond Fund	8,939,270	-	-	10,892,701	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	3,070,224	280,754	1,156,945	3,795,479	83,185	1,158,320
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,222,890	18,698	158,563	6,263,096	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,709,454	692,472	1,027,489	2,975,278	304,798	829,167
BNY Mellon Municipal Opportunities Fund	66,904,178	2,006,156	1,772,951	64,532,199	-	-

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the

125

NOTES TO FINANCIAL STATEMENTS (continued)

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2022, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon National Short-Term Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $605,321 during the period ended August 31, 2022.

For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $207,625 during the period ended August 31, 2022.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $216,770 during the period ended August 31, 2022.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended August 31, 2022, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

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Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$204,736
BNY Mellon National Short-Term Municipal Bond Fund	49,036
BNY Mellon Intermediate Municipal Bond Fund	19,941
BNY Mellon Intermediate Municipal Bond Fund	34,450
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	26,086
BNY Mellon Municipal Opportunities Fund	241,080

The funds have arrangements with the BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates Transfer Agent, under a transfer agency agreement, for providing cash management services inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2022, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Transfer Agent Fees

BNY Mellon National Intermediate Municipal Bond Fund	$274
BNY Mellon National Short-Term Municipal Bond Fund	87
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	42
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	91
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	193
BNY Mellon Municipal Opportunities Fund	157

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 6.

Each fund compensates the Custodian, under a shareholder redemptions draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—BNY Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$281
BNY Mellon National Short-Term Municipal Bond Fund	84
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	40
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	99
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	233
BNY Mellon Municipal Opportunities Fund	171

Table 6—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	56,769	-
BNY Mellon National Short-Term Municipal Bond Fund	25,428	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,635	(5)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	11,320	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	7,471	-
BNY Mellon Municipal Opportunities Fund	55,743	-

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2022, each fund was charged $17,169 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2022.

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agent Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	678,785	252,055	13,793	17,718	45	2,539	-
BNY Mellon National Short-Term Municipal Bond Fund	266,658	99,019	4,524	11,000	12	2,539	(57,049)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	50,188	13,046	1,273	3,500	6	2,539	(15,095)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	81,471	30,253	2,160	5,000	16	2,539	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	53,825	13,991	2,025	3,200	40	2,539	(12,057)
BNY Mellon Municipal Opportunities Fund	921,318	239,481	17,180	22,500	30	2,539	-

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,787,097,398	2,191,073,330
BNY Mellon National Short-Term Municipal Bond Fund	837,542,327	975,785,107
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	104,022,124	172,322,813
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	163,210,875	223,306,711
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	103,678,603	134,589,358
BNY Mellon Municipal Opportunities Fund	1,460,368,076	1,724,355,092

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended August 31, 2022 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2022

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are set forth in the each relevant fund's Statements of Investments.

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2022.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	63,999,779
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	3,402,317
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	5,170,078
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	4,201,852
BNY Mellon Municipal Opportunities Fund Interest rate futures	257,753,998

Table 11 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2022.

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,325,289,567	11,380,283	95,046,824	(83,666,541)
BNY Mellon National Short-Term Municipal Bond Fund	934,390,097	398,851	22,394,317	(21,995,466)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	119,262,287	701,337	4,261,908	(3,560,571)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	273,289,468	672,233	10,989,953	(10,317,720)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	128,242,789	392,600	6,518,176	(6,125,576)
BNY Mellon Municipal Opportunities Fund	2,220,703,233	26,392,082	151,974,326	(125,582,244)

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 24, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund reports the maximum amount allowable but not less than $.0569 per share as a capital gain dividend paid on December 23, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0114 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund reports the maximum amount allowable but not less than $.0858 per share as a capital gain dividend paid on December 23, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0209 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund reports the maximum amount allowable but not less than $.0060 per share as a capital gain dividend paid on December 23, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0008 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund reports the maximum amount allowable but not less than $.0718 per share as a capital gain dividend paid on December 23, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0484 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund reports the maximum amount allowable but not less than $.0091 per share as a capital gain dividend paid on December 23, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.01013 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

131

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 14-15, 2022, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by one or more funds advised by the Adviser that are in the same Lipper category as the BNY Mellon National Intermediate Municipal Bond Fund, the BNY Mellon National Short-Term Municipal Bond Fund and the BNY Mellon Municipal Opportunities Fund (for each fund, the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the relevant fund’s management fee. As to each fund, representatives of the Adviser noted that there were no Similar Funds for the other funds and that there were no separate accounts and/or other types of client

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portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon National Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was above the Performance Universe median for all periods, except the one-year period when the fund’s total return performance was slightly below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for five of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon National Short-Term Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as short municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one-year period when the fund’s total return performance was at the Performance Group median, and was above the Performance Universe medians for all periods, except the ten-year period when the fund’s total return was below the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for nine of the ten one-year periods ended December 31st and was at or above the Performance Universe median for six of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as “other states” intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s total return performance was slightly below the Performance Group median. The Board also considered that the fund’s yield performance was at or below the Performance Group median for nine of the ten one-year periods ended December 31st and at or above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as “other states” intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group median and above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was at or below the Performance Group median for all ten one-year periods ended December 31st and at or below the Performance Universe for six of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board also considered that not all the other funds in the Performance Group or Performance Universe invested primarily in Massachusetts municipal securities. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was approximately equal to the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median contractual management fee, and the fund’s actual total expenses were slightly higher than the Expense Group median and slightly lower than the Expense Universe median total expenses.

BNY Mellon Intermediate Tax-Exempt Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as New York intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for all ten one-year periods ended December 31st and above the Performance Universe medians for five of the ten one-year periods ended December 31st. The Board considered the relative proximately of the fund’s yield performance to the Performance Universe median when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly below the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as New York general and insured municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the three- and five-year periods when the fund’s total return performance was slightly below the Performance Group median, and was above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was at or below the Performance Group median for eight of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Board also considered the relative proximity of the fund’s total return and yield performance to the Performance Group median in

134

certain periods when performance was below the median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and the Board considered that the fund’s performance was higher than the return of the index in six of the ten years show. The Board also noted that the fund had a five-star overall rating, and a five-star rating for each of the three-, five- and ten-year periods, from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangement for BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and the effect such arrangements had on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon New York Intermediate Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Board was satisfied with each such fund’s performance.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to each fund, the Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material

135

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

136

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

137

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (79)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 21

———————

John R. Alchin (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Ronald R. Davenport (86)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Jack Diederich (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 21

———————

Kim D. Kelly (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 21

———————

Kevin C. Phelan (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 21

———————

Patrick J. Purcell (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 21

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 21

———————

138

Maureen M. Young (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

139

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 58 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Senior Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (55 investment companies, comprised of 115 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation	MFTAR0822-MB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2022

Contents

T H E F U N D S

F O R M O R E I N F O R M AT I O N

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2022 to August 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.52	$2.27
Ending value (after expenses)	$1,003.90	$1,003.00
Annualized expense ratio (%)	.30	.45
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.67	$2.67
Ending value (after expenses)	$1,002.80	$1,001.80
Annualized expense ratio (%)	.33	.53
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2022

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.53	$2.29
Ending value (after expenses)	$1,023.69	$1,022.94
Annualized expense ratio (%)	.30	.45
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.68	$2.70
Ending value (after expenses)	$1,023.54	$1,022.53
Annualized expense ratio (%)	.33	.53
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS

August 31, 2022

BNY Mellon Government Money Market Fund
U.S. Cash Management Bills - 1.0%	Annualized Yield (%)	Principal Amount ($)		Value ($)
11/15/2022 (cost $3,978,333)	2.65	4,000,000	[a]	3,978,333
U.S. Government Agencies Obligations - 4.6%
Federal Farm Credit Banks:
9/1/2022, 3 Month SOFR +0.05%	2.34	3,000,000	[b]	3,000,000
9/1/2022, 3 Month U.S. T-BILL +0.04%	2.94	5,000,000	[b]	4,999,952
Federal Home Loan Banks:
9/1/2022, 3 Month SOFR +0.50%	2.30	5,000,000	[b]	5,000,000
11/25/2022	1.50	5,000,000	[a]	4,982,646
Total U.S. Government Agencies Obligations (cost $17,982,598)				17,982,598
U.S. Treasury Bills - 6.2%
10/13/2022	1.70	8,000,000	[a]	7,984,413
12/1/2022	0.24	8,000,000	[a]	7,995,223
1/12/2023	2.75	4,000,000	[a]	3,960,322
1/26/2023	3.00	4,000,000	[a]	3,952,307
Total U.S. Treasury Bills (cost $23,892,265)				23,892,265
U.S. Treasury Floating Rate Notes - 15.0%
9/1/2022, 3 Month U.S. T-BILL -0.08%	2.83	8,000,000	[b]	7,994,996
9/1/2022, 3 Month U.S. T-BILL +0.03%	2.93	5,000,000	[b]	5,000,416
9/1/2022, 3 Month U.S. T-BILL +0.03%	2.94	15,000,000	[b]	15,000,234
9/1/2022, 3 Month U.S. T-BILL +0.04%	2.94	5,000,000	[b]	5,000,000
9/1/2022, 3 Month U.S. T-BILL +0.04%	2.94	7,000,000	[b]	6,996,976
9/1/2022, 3 Month U.S. T-BILL +0.05%	2.95	5,000,000	[b]	5,000,190
9/1/2022, 3 Month U.S. T-BILL +0.06%	2.96	13,000,000	[b]	13,000,173
Total U.S. Treasury Floating Rate Notes (cost $57,992,985)				57,992,985
U.S. Treasury Notes - 1.3%
9/30/2022 (cost $4,999,330)	0.13	5,000,000		4,999,330
Repurchase Agreements - 71.6%

Bank of Montreal, Tri-Party Agreement thru BNY Mellon, dated 8/31/2022, due at 9/1/2022 in the amount of $25,001,597 (fully collateralized by: Federal Home Loan Mortgage Corp Agency Collateralized Mortgage Obligation, 0.47%-5.67%, due 2/15/2027-11/15/2048, Federal Home Loan Mortgage Corp Agency Debentures and Agency Strips, 1.50%-5.00%, due 4/25/2041-11/25/2051, Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 0.00%-4.50%, due 10/25/2023-10/25/2060, Federal National Mortgage Association Agency Debentures and Agency Strips, 0.05%-3.50%, due 9/25/2028-11/1/2044, Federal National Mortgage Association Agency Mortgage-Backed Securities, 0.63%-0.80%, due 11/25/2024-2/25/2029, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 0.00%-5.00%, due 3/20/2040-3/20/2072, valued at $26,994,721)

	2.30	25,000,000		25,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 8/31/2022, due at 9/1/2022 in the amount of $60,003,750 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-7.63%, due 9/1/2022-2/15/2051, valued at $61,203,827)	2.25	60,000,000		60,000,000

3

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Government Money Market Fund(continued)
Repurchase Agreements - 71.6%(continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
BNP Paribas SA, Tri-Party Agreement thru BNY Mellon, dated 8/31/2022, due at 9/7/2022 in the amount of $25,010,986 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-6.63%, due 4/30/2023-2/15/2049, valued at $25,500,000)	2.26	25,000,000	25,000,000
Credit Agricole CIB, Tri-Party Agreement thru BNY Mellon, dated 8/31/2022, due at 9/1/2022 in the amount of $8,000,493 (fully collateralized by: U.S. Treasuries (including strips), 0.38%-3.25%, due 2/15/2024-2/15/2032, valued at $8,160,000)	2.22	8,000,000	8,000,000
Fixed Income Clearing Corp., Tri-Party Agreement thru State Street, dated 8/31/2022, due at 9/1/2022 in the amount of $75,004,792 (fully collateralized by: U.S. Treasuries (including strips), 0.50%-2.75%, due 4/30/2027-6/30/2028, valued at $76,500,480)	2.30	75,000,000	75,000,000
ING Financial Markets LLC, Tri-Party Agreement thru BNY Mellon, dated 8/31/2022, due at 9/1/2022 in the amount of $85,005,431 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-5.38%, due 9/13/2022-2/15/2052, valued at $86,700,013)	2.30	85,000,000	85,000,000
Total Repurchase Agreements (cost $278,000,000)			278,000,000
Total Investments (cost $386,845,511)		99.7%	386,845,511
Cash and Receivables (Net)		.3%	1,256,076
Net Assets		100.0%	388,101,587

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	71.6
U.S. Treasury Securities	23.5
U.S. Government Agencies Obligations	4.6
99.7

† Based on net assets.

See notes to financial statements.

4

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 99.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 4.3%
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. A	1.75	9/7/2022	2,800,000	[a]	2,800,000
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. B	1.75	9/7/2022	10,000,000	[a]	10,000,000
				12,800,000
Arizona - 1.3%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA) Ser. A	1.72	9/7/2022	1,210,000	[a]	1,210,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 1/1/2054	1.75	9/7/2022	2,665,000	[a,b,c]	2,665,000
				3,875,000
California - 8.6%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	1.72	9/7/2022	1,520,000	[a]	1,520,000
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	1.72	9/7/2022	1,660,000	[a]	1,660,000
California Statewide Communities Development Authority, CP, Ser. 2009B-1	1.14	9/14/2022	2,500,000		2,499,324
Los Angeles, COP (Kadima Hebrew Academy) (LOC; California Bank & Trust) Ser. A	1.77	9/7/2022	5,885,000	[a]	5,885,000
Sacramento County Housing Authority, Revenue Bonds, Refunding (LOC; FNMA) Ser. D	1.76	9/7/2022	8,000,000	[a]	8,000,000
Tender Option Bond Trust Receipts (Series 2017-XF0578), (Pittsburgh Unified School District, GO, Refunding (Liquidity Agreement; TD Bank NA)), Trust Maturity Date 8/1/2044	1.72	9/7/2022	2,810,000	[a,b,c]	2,810,000
Tender Option Bond Trust Receipts (Series 2019-XF2830), (Golden Finance Authority California, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 10/1/2034	1.87	9/7/2022	3,450,000	[a,b,c]	3,450,000
				25,824,324
Colorado - .3%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Boulder Country Day School) (LOC; Wells Forgo Bank NA)	1.80	9/7/2022	770,000	[a]	770,000
Connecticut - .8%
Connecticut, GO, Refunding, Ser. D	4.00	9/15/2022	2,500,000		2,502,014
Florida - 12.4%
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	1.73	9/7/2022	980,000	[a]	980,000
Florida Housing Finance Agency, Revenue Bonds (LOC; Northern Trust Company)	1.72	9/7/2022	5,000,000	[a]	5,000,000
Florida Housing Finance Corp., Revenue Bonds (Autumn Place Apartments) (LOC; Truist Bank) Ser. K1	1.72	9/7/2022	980,000	[a]	980,000
Miami-Dade County Industrial Development Authority, Revenue Bonds, Refunding (Florida Power & Light)	1.25	9/1/2022	8,400,000	[a]	8,400,000
Palm Beach County, Revenue Bonds, Refunding (The Henry Morrison Flagler Project) (LOC; Northern Trust Company)	1.75	9/7/2022	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Project) (LOC; Wells Fargo Bank NA)	1.75	9/7/2022	2,640,000	[a]	2,640,000

5

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 12.4% (continued)
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	1.76	9/7/2022	5,230,000	[a]	5,230,000
Tender Option Bond Trust Receipts (Series 2021-XM0963), (Florida Broward County Tourist Development, Revenue Bonds (Convention Center Expansion Project) (Liquidity Agreement; Morgan Standly)), Trust Maturity Date 9/1/2047	1.72	9/7/2022	7,250,000	[a,b,c]	7,250,000
Tender Option Bond Trust Receipts (Series 2022-XM0985), (Broward County Convention Center Hotel, Revenue Bonds) (Liquidity Agreement; JP Morgan Chase Bank NA)), Trust Maturity Date 1/1/2030	1.79	9/7/2022	5,000,000	[a,b,c]	5,000,000
				37,455,000
Georgia - 5.5%
RBC Municipal Products Inc. Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E107	1.72	9/7/2022	7,900,000	[a,b]	7,900,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	1.77	9/7/2022	3,200,000	[a,b,c]	3,200,000
Tender Option Bond Trust Receipts (Series 2022-XF2966), (Columbia County Development Authority, Revenue Bonds (Sail Project) (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. B), Trust Maturity Date 12/15/2044	1.87	9/7/2022	5,550,000	[a,b,c]	5,550,000
				16,650,000
Illinois - 2.3%
Illinois Educational Facilities Authority, Revenue Bonds (The Lincoln Park Society) (LOC; Citi Bank NA)	1.65	9/7/2022	100,000	[a]	100,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Project) (LOC; First Midwest Bank NA)	1.80	9/7/2022	4,120,000	[a]	4,120,000
Illinois Finance Authority, Revenue Bonds, Refunding (Community Action Partnership of Lake County) (LOC; BMO Harris Bank NA) Ser. A	1.78	9/7/2022	2,645,000	[a]	2,645,000
				6,865,000
Indiana - 1.7%
Huntington, Revenue Bonds, Refunding (Hunting University) (LOC; Wells Fargo Bank NA)	1.75	9/7/2022	575,000	[a]	575,000
Tender Option Bond Trust Receipts (Series 2022-XF2990), (Indiana Finance Authority Educational Facility, Revenue Bonds, Refunding (University of Evansville Project) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. A)), Trust Maturity Date 9/1/2057	1.75	9/7/2022	4,685,000	[a,b,c]	4,685,000
				5,260,000
Iowa - 2.7%
Tender Option Bond Trust Receipts (Series 2022-XF2983), (Lowa Finance Authority outstanding Midwestern Disaster Area, Revenue Bonds, Refunding (Lowa Fertilizer company project)), Trust Maturity Date 12/1/2050	1.75	9/7/2022	8,145,000	[a,b,c]	8,145,000
Kentucky - 2.6%
Tender Option Bond Trust Receipts (Series 2018-XG0189), (Fayette County School District Finance Corp., Revenue Bonds (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 11/1/2023	1.77	9/7/2022	7,880,000	[a,b,c]	7,880,000
Louisiana - 1.8%
Louisiana Housing Corp., Revenue Bonds (Belmont Village Apartments Project)	1.77	9/7/2022	3,415,000	[a]	3,415,000

6

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Louisiana - 1.8% (continued)
Tender Option Bond Trust Receipts (Series 2020-XF1202), (Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Ochsner Clinic Foundation Project) (Liquidity Agreement; Toronto-Dominion Bank & LOC; Toronto-Dominion Bank)), Trust Maturity Date 5/15/2049	1.72	9/7/2022	1,885,000	[a,b,c]	1,885,000
				5,300,000
Maryland - 1.4%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stella Maris) (LOC; M&T Bank)	1.74	9/7/2022	4,220,000	[a,b]	4,220,000
Michigan - 1.3%
Tender Option Bond Trust Receipts (Series 2020-XF1203), (Michigan Finance Authority, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 5/1/2028	1.72	9/7/2022	3,780,000	[a,b,c]	3,780,000
Mississippi - 1.2%
Mississippi Business Finance Corp., Revenue Bonds (Chevron USA) Ser. J	1.00	9/1/2022	1,500,000	[a]	1,500,000
Mississippi Business Finance Corporation, Revenue Bonds, Refunding (Jackson Heart Realty) (LOC; Trustmark National Bank)	1.74	9/7/2022	2,240,000	[a]	2,240,000
				3,740,000
Missouri - 4.0%
RBC Municipal Products Inc. Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	1.72	9/7/2022	12,000,000	[a,b]	12,000,000
Nebraska - 5.0%
Tender Option Bond Trust Receipts (Series 2022-XF3009), (Central Plains Energy Project, Revenue Bonds (Project No. 5) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. 2), Trust Maturity Date 5/1/2053	1.77	9/7/2022	15,000,000	[a,b,c]	15,000,000
New Jersey - .2%
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	1.72	9/7/2022	460,000	[a]	460,000
New York - 6.5%
Oneida County Industrial Development Agency, Revenue Bonds (Mohawk Valley Community College) (LOC; M&T Bank) Ser. A	1.74	9/7/2022	1,540,000	[a]	1,540,000
Oswego County Industrial Development Agency, Revenue Bonds (OH Properties Project) (LOC; M&T Bank) Ser. A	1.82	9/7/2022	295,000	[a]	295,000
Tender Option Bond Trust Receipts (Series 2022-XF2992), (New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project) (Green Bond) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. A), Trust Maturity Date 9/15/2050	1.73	9/7/2022	5,500,000	[a,b,c]	5,500,000
Tender Option Bond Trust Receipts (Series 2022-XG0375), (New York State Dormitory Authority, Revenue Bonds, Refunding (Northwell Health Obligated Group) (Liquidity Agreement; Bank of America PLC & LOC; Bank of America PLC) Ser. A), Trust Maturity Date 5/1/2052	1.72	9/7/2022	2,665,000	[a,b,c]	2,665,000
The Erie County Industrial Development Agency, Revenue Bonds (Canisius High School) (LOC; M&T Bank)	1.74	9/7/2022	7,000,000	[a]	7,000,000
Village of Mount Kisco, BAN, Ser. B	1.50	10/5/2022	2,300,000		2,298,983
Village of New Paltz, BAN, Refunding, Ser. C	1.00	9/15/2022	250,000		249,904
				19,548,887
North Carolina - .8%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	1.74	9/7/2022	2,560,000	[a]	2,560,000

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Ohio - 4.2%
Hamilton County, Revenue Bonds (Boys/Girls Clubs of Greater Cincinnati Project) (LOC; PNC Bank NA)	1.75	9/7/2022	1,025,000	[a]	1,025,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	1.78	9/7/2022	140,000	[a]	140,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	1.78	9/7/2022	515,000	[a]	515,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	1.77	9/7/2022	4,255,000	[a,b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2020-XF2906T), (Akron Bath Copley Joint Township Hospital District, Revenue Bonds, Refunding (Summa Health System Obligated Group) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)), Trust Maturity Date 11/15/2040	1.77	9/7/2022	6,640,000	[a,b,c]	6,640,000
				12,575,000
Pennsylvania - 3.6%
Lancaster County Hospital Authority, Revenue Bonds (Quarryville Presbyterian Retirement Community) (LOC; M&T Bank)	1.72	9/7/2022	4,350,000	[a]	4,350,000
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	1.79	9/7/2022	495,000	[a]	495,000
Tender Option Bond Trust Receipts (Series 2018-XL0061), (Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)), Trust Maturity Date 11/1/2025	1.75	9/7/2022	4,490,000	[a,b,c]	4,490,000
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	1.74	9/7/2022	1,440,000	[a]	1,440,000
				10,775,000
South Carolina - 1.0%
North Charleston, Revenue Bonds, Refunding	1.60	9/7/2022	1,195,000	[a]	1,195,000
North Charleston, Tax Allocation Bonds (Charleston Naval Complex)	1.60	9/7/2022	1,720,000	[a]	1,720,000
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	1.74	9/7/2022	100,000	[a]	100,000
				3,015,000
Tennessee - 12.2%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wells Fargo Bank NA) Ser. B	1.65	9/7/2022	1,750,000	[a]	1,750,000
Metropolitan Government Nashville & Davidson County, CP, Ser. 2022	1.40	9/21/2022	15,000,000		15,000,000
The Blount County Tennessee Public Building Authority, Revenue Bonds (Insured; County Guaranteed) (LOC; Truist Bank) Ser. E-7A	1.57	9/7/2022	4,700,000	[a]	4,700,000
The Blount County Tennessee Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. C1A	1.74	9/7/2022	2,800,000	[a]	2,800,000
The Blount County Tennessee Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	1.57	9/7/2022	3,940,000	[a]	3,940,000
The Sevier County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. 6A1	1.74	9/7/2022	3,740,000	[a]	3,740,000
The Sevier County Public Building Authority, Revenue Bonds (LOC; Truist Bank) Ser. VB1	1.74	9/7/2022	4,835,000	[a]	4,835,000
				36,765,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 5.6%
El Paso Texas Water & Sewer, CP, Ser. A	1.45	9/27/2022	5,000,000		5,000,000
Mesquite Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	1.75	9/7/2022	2,500,000	[a]	2,500,000
San Gabriel Health Facilities Development Corp., Revenue Bonds (YMCA of Greater Williamson County) (LOC; JP Morgan Chase Bank NA)	1.68	9/7/2022	390,000	[a]	390,000
Tarrant County Housing Finance Corp., Revenue Bonds, Refunding (LOC; FNMA)	1.73	9/7/2022	705,000	[a]	705,000
Texas, GO	1.63	9/7/2022	7,900,000	[a]	7,900,000
Texas Technical University, CP, Ser. A	1.20	9/22/2022	498,000		497,956
				16,992,956
Utah - 1.5%
Salt Lake County, Revenue Bonds (Community Foundation Disabled Project) (LOC; Wells Fargo Bank NA)	1.85	9/7/2022	200,000	[a]	200,000
Tender Option Bond Trust Receipts (Series 2022-XG0364), (Intertmountain Power Agency, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America PLC & LOC; Bank of America PLC) Ser. A), Trust Maturity Date 7/1/2043	1.73	9/7/2022	4,450,000	[a,b,c]	4,450,000
				4,650,000
Virginia - .4%
Alexandria Industrial Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; M&T Bank)	1.74	9/7/2022	285,000	[a]	285,000
Lynchburg Economic Development Authority, Revenue Bonds, Refunding (Centra Health Obligated Group) (LOC; Truist Bank) Ser. C	1.74	9/7/2022	805,000	[a]	805,000
				1,090,000
West Virginia - .9%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital Inc.) (LOC; Truist Bank) Ser. A	1.74	9/7/2022	1,450,000	[a]	1,450,000
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital Inc.) (LOC; Truist Bank) Ser. B	1.74	9/7/2022	1,140,000	[a]	1,140,000
				2,590,000
Wisconsin - 5.2%
Tender Option Bond Trust Receipts (Series 2018-XF0609), (Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Marshfield Clinic Health System) (Liquidity Agreement; JPMorgan Chase Bank NA & LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 2/15/2024	1.74	9/7/2022	3,600,000	[a,b,c]	3,600,000
Tender Option Bond Trust Receipts (Series 2019-XF2831), (Golden State Financial Authority, Revenue Bonds (Vineyard Gardens Apartments Project, Ser. B1)), Trust Maturity Date 7/1/2029	1.87	9/7/2022	1,795,000	[a,b,c]	1,795,000
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 12/15/2039	1.89	9/7/2022	8,345,000	[a,b,c]	8,345,000
Tender Option Bond Trust Receipts (Series 2020-XF2901), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 6/15/2035	1.89	9/7/2022	1,980,000	[a,b,c]	1,980,000
				15,720,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wyoming - .6%
Tender Option Bond Trust Receipts (Series 2022-XF1345), (Laramie County Wyoming Hospital, Revenue Bonds, Refunding (Cheyenne Regional Medical Center Project) (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 5/1/2042	1.72	9/7/2022	1,920,000	[a,b,c] 1,920,000
Total Investments (cost $300,728,181)			99.9%	300,728,181
Cash and Receivables (Net)			0.1%	413,212
Net Assets			100.0%	301,141,393

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities amounted to $141,060,000 or 46.84% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
General	20.4
Development	20.1
Medical	10.5
Education	10.4
Water	8.3
Multifamily Housing	6.4
Facilities	5.9
General Obligation	5.6
Nursing Homes	4.6
School District	2.8
Power	2.6
Utilities	1.5
Government	.8
99.9

† Based on net assets.

See notes to financial statements.

10

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

11

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2022

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	386,845,511	††	300,728,181
Cash	1,206,948		-
Interest receivable	194,262		716,499
Prepaid expenses	9,124		9,050
	388,255,845		301,453,730
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	111,265		83,663
Cash overdraft due to Custodian	-		177,469
Trustees’ fees and expenses payable	14,333		12,000
Other accrued expenses	28,660		39,205
	154,258		312,337
Net Assets ($)	388,101,587		301,141,393
Composition of Net Assets ($):
Paid-in capital	388,104,095		301,112,601
Total distributable earnings (loss)	(2,508)		28,792
Net Assets ($)	388,101,587		301,141,393
† Investments at cost ($)	386,845,511		300,728,181
†† Value of repurchase agreements—Note 1(b) ($)	278,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	379,093,338		301,086,069
Shares Outstanding	379,098,414		301,383,197
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	9,008,249		55,324
Shares Outstanding	9,008,475		55,375
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

12

STATEMENTS OF OPERATIONS

Year Ended August 31, 2022

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	2,320,103	1,591,667
Expenses:
Investment advisory fee—Note 2(a)	589,971	480,785
Administration fee—Note 2(a)	496,145	404,339
Professional fees	38,779	42,399
Registration fees	32,160	32,307
Trustees’ fees and expenses—Note 2(c)	31,354	24,961
Shareholder servicing costs—Note 2(b)	28,392	146
Chief Compliance Officer fees—Note 2(b)	17,169	17,169
Custodian fees—Note 2(b)	15,002	14,727
Prospectus and shareholders’ reports	9,927	8,979
Miscellaneous	11,741	23,320
Total Expenses	1,270,640	1,049,132
Less—reduction in expenses due to undertakings—Note 2(a)	(525,163)	(338,845)
Less—reduction in fees due to earnings credits—Note 2(b)	-	(2,247)
Net Expenses	745,477	708,040
Net Investment Income	1,574,626	883,627
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	48,754
Net Increase in Net Assets Resulting from Operations	1,574,626	932,381

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2022	2021	2022	2021
Operations ($):
Net investment income	1,574,626	49,086	883,627	40,038
Net realized gain (loss) on investments	-	-	48,754	44,771
Net Increase (Decrease) in Net Assets Resulting from Operations	1,574,626	49,086	932,381	84,809
Distributions ($):
Distributions to shareholders:
Class M	(1,543,647)	(47,658)	(898,875)	(40,031)
Investor Shares	(28,560)	(1,428)	(103)	(7)
Total Distributions	(1,572,207)	(49,086)	(898,978)	(40,038)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	567,501,254	731,946,068	593,948,050	957,671,421
Investor Shares	16,022,669	22,217,408	-	-
Distributions reinvested
Investor Shares	28,419	1,408	29	3
Cost of shares redeemed:
Class M	(545,106,610)	(867,249,064)	(614,012,236)	(997,957,559)
Investor Shares	(18,996,414)	(25,239,275)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	19,449,318	(138,323,455)	(20,064,157)	(40,286,135)
Total Increase (Decrease) in Net Assets	19,451,737	(138,323,455)	(20,030,754)	(40,241,364)
Net Assets ($):
Beginning of Period	368,649,850	506,973,305	321,172,147	361,413,511
End of Period	388,101,587	368,649,850	301,141,393	321,172,147

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.004	.000[a]	.008	.020	.012
Distributions:
Dividends from net investment income	(.004)	(.000)[a]	(.008)	(.020)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.39	.01	.84	2.06	1.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	.31	.31	.30	.30
Ratio of net expenses to average net assets	.19	.11	.29	.30	.30
Ratio of net investment income to average net assets	.40	.01	.90	2.05	1.23
Net Assets, end of period ($ x 1,000)	379,093	356,696	491,999	812,993	774,733

a Amount represents less than $.001 per share.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.003	.000[a]	.007	.018	.010
Distributions:
Dividends from net investment income	(.003)	(.000)[a]	(.007)	(.018)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.31	.01	.68	1.80	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.56	.55	.55
Ratio of net expenses to average net assets	.25	.11	.46	.55	.55
Ratio of net investment income to average net assets	.34	.01	.70	1.79	.94
Net Assets, end of period ($ x 1,000)	9,008	11,954	14,974	17,152	16,904

a Amount represents less than $.001 per share.

See notes to financial statements.

16

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.003	.000[a]	.007	.013	.009
Distributions:
Dividends from net investment income	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Dividends from net realized gain on investments	(.000)[a]	-	-	-	-
Total Distributions	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.29	.01	.72	1.31	.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.32	.31	.30	.30
Ratio of net expenses to average net assets	.22	.13	.29	.30	.30
Ratio of net investment income to average net assets	.28	.01	.80	1.30	.93
Net Assets, end of period ($ x 1,000)	301,086	321,117	361,358	790,984	763,521

a Amount represents less than $.001 per share.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.002	.000[a]	.006	.011	.007
Distributions:
Dividends from net investment income	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Dividends from net realized gain on investments	(.000)[a]	-	-	-	-
Total Distributions	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.19	.01	.56	1.06	.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.56	.55	.55
Ratio of net expenses to average net assets	.32	.13	.44	.55	.55
Ratio of net investment income to average net assets	.18	.01	.55	1.10	.69
Net Assets, end of period ($ x 1,000)	55	55	55	55	55

a Amount represents less than $.001 per share.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-one series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective May 2, 2022, “Dreyfus Cash Investment Strategies” was renamed “Dreyfus”.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1

19

NOTES TO FINANCIAL STATEMENTS (continued)

measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2022, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make

20

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2022, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2022, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2022, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2022 and August 31, 2021 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund were as follows: tax exempt income $882,458, ordinary income $7,379 and long-term capital gains $9,141 for the fiscal period ended August 31, 2022 and all tax exempt income for the fiscal period ended August 31, 2021.

During the period ended August 31, 2022, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund decreased total distributable earnings (loss) by $19,167 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2022, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of

21

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

The Adviser has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each fund, pursuant to these undertakings, during the period ended August 31, 2022.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund	$525,163
BNY Mellon National Municipal Money Market Fund	338,845

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2022, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$28,369
BNY Mellon National Municipal Money Market Fund	138

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with The Bank of New York Mellon (the“Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby BNY Mellon Government Money Market Fund will receive interest income or be charged an overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the Custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates Transfer Agent, under a transfer agency agreement, for providing cash management services inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2022, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Transfer Agent Agreement Fees ($)

BNY Mellon Government Money Market Fund	$13
BNY Mellon National Municipal Money Market Fund	4

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the custody agreement.

Table 4 —Custody Agreement Fees

BNY Mellon Government Money Market Fund	$15,002
BNY Mellon National Municipal Money Market Fund	14,727

22

Each fund compensates the Custodian, under a shareholder redemptions draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2022 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —BNY Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$10
BNY Mellon National Municipal Money Market Fund	4

During the period ended August 31, 2022, each fund was charged $17,169 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 6 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2022, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $252,405,000 and $281,065,000 respectively.

Table 6—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services plan Fees ($)	Custodian Fees ($)	Transfer Agent Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	53,743	46,564	1,913	6,500	6	2,539
BNY Mellon National Municipal Money Market Fund	39,818	34,500	12	6,793	1	2,539

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, financial institutions and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 24, 2022

24

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 83.32% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. For state individual income tax purposes, the fund hereby reports 35.07% of the ordinary income dividends paid during its fiscal year ended August 31, 2022 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund hereby reports $.00003 per share as a long-term capital gain dividend paid on December 23, 2021. The fund also reports $.000018 as a short-term capital gain dividend paid on December 23, 2021.

25

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 14–15, 2022, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of money market funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all money market funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all money market in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Performance Group and Performance Universe comparisons for each fund were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For each fund, representatives of the Adviser reviewed with the Board the management or advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios

26

advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Government Money Market Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as institutional US government money market funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was at or above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s gross total return performance was slightly below the Performance Group median. The Board considered that the fund’s net total return performance was at or above the Performance Group median and Performance Universe median for all periods.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon National Municipal Money Market Fund

The information comparing the fund’s performance to that of its Performance Group consisted of funds classified as retail no-load tax-exempt money market funds by Lipper and to that of its Performance Universe consisted of funds classified as retail tax-exempt money market funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was below the Performance Group median and Performance Universe median for all periods. The Board considered that the fund’s net total return performance was at or slightly below the Performance Group median and was above the Performance Universe median for all periods, except the one-year period when the fund’s net total return performance was at the Performance Universe median. The Board considered the relative proximity of the fund’s net total return performance to that of the Performance Group medians.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided pursuant to the Agreement, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as

27

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to each fund, the Board generally was satisfied with the fund’s performance.

• With respect to each fund, the Board concluded that the fee paid pursuant to the Agreement continued to be appropriate under the circumstances and considering the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for each fund, or for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (79)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 21

———————

John R. Alchin (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Ronald R. Davenport (86)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Jack Diederich (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 21

———————

Kim D. Kelly (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 21

———————

Kevin C. Phelan (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 21

———————

Patrick J. Purcell (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 21

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 21

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

30

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 58 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Senior Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (55 investment companies, comprised of 115 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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34

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation	MFTAR0822-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $619,210 in 2021 and $606,970 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $99,100 in 2021 and $96,300 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,8511,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe

         Patrick T. Crowe

         President (Principal Executive Officer)

Date: October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe

         Patrick T. Crowe

         President (Principal Executive Officer)

Date: October 24, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: October 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)